UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: September 30

Registrant is making a filing for 12 of its series:

Wells Fargo Diversified Capital Builder Fund, Wells Fargo Diversified Income Builder Fund, Wells Fargo Index Asset Allocation Fund, Wells Fargo International Bond Fund, Wells Fargo Income Plus Fund

Wells Fargo Global Investment Grade Credit Fund, Wells Fargo C&B Mid Cap Value Fund, Wells Fargo Common Stock Fund, Wells Fargo Discovery Fund, Wells Fargo Enterprise Fund, Wells Fargo Opportunity Fund, and Wells Fargo Special Mid Cap Value Fund;

Date of reporting period: March 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS

Semi-Annual Report
March 31, 2021
Wells Fargo
Diversified Capital Builder Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery
The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Diversified Capital Builder Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Wells Fargo Diversified Capital Builder Fund for the six-month period that ended March 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks performed extremely well, benefiting from ongoing central bank support and rising optimism over the development and distribution of effective COVID-19 vaccines. Bonds also had positive returns, led by global bonds and high-yield bonds.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 19.07%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.10%, while the MSCI EM Index (Net),3 had even stronger performance, with a 22.43% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -2.73%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 returned -0.47%, and the Bloomberg Barclays Municipal Bond Index,6 returned 1.46% while the ICE BofA U.S. High Yield Index,7 gained 7.44%.
Hope drove the stock markets to new highs.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services purchasing managers’ index contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Diversified Capital Builder Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January's expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude-oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even within markets where the vaccine has lagged, such as the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Diversified Capital Builder Fund  |  3

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term total returns, consisting of capital appreciation and current income.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Robert Junkin, Margaret Patel

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKBAX)	1-20-1998	33.38	11.48	9.79	41.60	12.81	10.44	1.11	1.11
Class C (EKBCX)	1-22-1998	39.57	11.98	9.61	40.57	11.98	9.61	1.86	1.86
Administrator Class (EKBDX)	7-30-2010	–	–	–	41.53	12.90	10.60	1.03	1.03
Institutional Class (EKBYX)	1-26-1998	–	–	–	42.04	13.20	10.85	0.78	0.78
Diversified Capital Builder Blended Index[3]	–	–	–	–	50.57	14.53	12.10	–	–
ICE BofA U.S. Cash Pay High Yield Index[4]	–	–	–	–	23.15	7.90	6.30	–	–
Russell 1000® Index[5]	–	–	–	–	60.59	16.66	13.97	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.13% for Class A, 1.88% for Class C, 1.05% for Administrator Class, and 0.78% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Source: Wells Fargo Funds Management, LLC. The Diversified Capital Builder Blended Index is composed 75% of the Russell 1000® Index and 25% of the ICE BofA U.S. Cash Pay High Yield Index. You cannot invest directly in an index.
[4]	The ICE BofA U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.
[5]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

4  |  Wells Fargo Diversified Capital Builder Fund

Performance highlights (unaudited)
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Diversified Capital Builder Fund  |  5

Performance highlights (unaudited)
Ten largest holdings (%) as of March 31, 2021[1]
Broadcom Incorporated	6.05
AbbVie Incorporated	4.89
Bristol-Myers Squibb Company	3.51
Amphenol Corporation Class A	3.44
Amgen Incorporated	3.03
Akamai Technologies Incorporated	3.01
Leidos Holdings Incorporated	2.93
Thermo Fisher Scientific Incorporated	2.78
Danaher Corporation	2.74
Microchip Technology Incorporated	2.70
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio composition as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

6  |  Wells Fargo Diversified Capital Builder Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,136.21	$5.91	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.59	1.11%
Class C
Actual	$1,000.00	$1,131.68	$9.89	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.66	$9.35	1.86%
Administrator Class
Actual	$1,000.00	$1,135.68	$5.48	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.19	1.03%
Institutional Class
Actual	$1,000.00	$1,137.14	$4.16	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Diversified Capital Builder Fund  |  7

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Common stocks: 84.79%
Communication services: 0.83%
Interactive media & services: 0.36%
Alphabet Incorporated Class A †	2,000	$ 4,125,040
Media: 0.47%
Comcast Corporation Class A	100,000	5,411,000
Consumer discretionary: 1.06%
Specialty retail: 1.06%
The Home Depot Incorporated	40,000	12,210,000
Health care: 32.72%
Biotechnology: 11.15%
AbbVie Incorporated	520,000	56,274,400
Alexion Pharmaceuticals Incorporated †	120,000	18,349,200
Amgen Incorporated	140,000	34,833,400
Neurocrine Biosciences Incorporated †	105,000	10,211,250
Vertex Pharmaceuticals Incorporated †	40,000	8,595,600
		128,263,850
Health care equipment & supplies: 5.84%
Abbott Laboratories	185,000	22,170,400
Becton Dickinson & Company	55,000	13,373,250
Danaher Corporation	140,000	31,511,200
ElectroCore LLC †	30,000	61,800
		67,116,650
Health care providers & services: 2.79%
Anthem Incorporated	35,000	12,563,250
McKesson Corporation	100,000	19,504,000
		32,067,250
Life sciences tools & services: 4.53%
Bio-Rad Laboratories Incorporated Class A †	15,000	8,567,550
IQVIA Holdings Incorporated †	60,000	11,588,400
Thermo Fisher Scientific Incorporated	70,000	31,946,600
		52,102,550
Pharmaceuticals: 8.41%
Bausch Health Companies Incorporated †	540,000	17,139,600
Bristol-Myers Squibb Company	640,000	40,403,200
Horizon Therapeutics plc †	212,000	19,512,480
Merck & Company Incorporated	210,000	16,188,900
Merck KGaA ADR	100,000	3,415,000
		96,659,180
Industrials: 12.40%
Aerospace & defense: 2.76%
Curtiss-Wright Corporation	45,000	5,337,000
L3Harris Technologies Incorporated	130,000	26,348,400
		31,685,400
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Diversified Capital Builder Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Electrical equipment: 1.61%
AMETEK Incorporated	145,000	$ 18,520,850
Industrial conglomerates: 0.66%
Honeywell International Incorporated	35,000	7,597,450
Machinery: 4.44%
IDEX Corporation	80,000	16,745,600
John Bean Technologies Corporation	160,000	21,334,400
The Timken Company	160,000	12,987,200
		51,067,200
Professional services: 2.93%
Leidos Holdings Incorporated	350,000	33,698,000
Information technology: 30.77%
Electronic equipment, instruments & components: 3.65%
Amphenol Corporation Class A	600,000	39,582,000
MTS Systems Corporation	40,000	2,328,000
		41,910,000
IT services: 3.32%
Akamai Technologies Incorporated †	340,000	34,646,000
MasterCard Incorporated Class A	10,000	3,560,500
		38,206,500
Semiconductors & semiconductor equipment: 14.33%
Advanced Micro Devices Incorporated †	181,000	14,208,500
Analog Devices Incorporated	30,000	4,652,400
Broadcom Incorporated	150,000	69,549,000
Microchip Technology Incorporated	200,000	31,044,000
Micron Technology Incorporated †	175,000	15,436,750
NVIDIA Corporation	4,500	2,402,685
QUALCOMM Incorporated	35,000	4,640,650
Texas Instruments Incorporated	75,000	14,174,250
Xilinx Incorporated	70,000	8,673,000
		164,781,235
Software: 7.35%
Adobe Incorporated †	50,000	23,768,500
ANSYS Incorporated †	30,000	10,186,800
Microsoft Corporation	120,000	28,292,400
Synopsys Incorporated †	90,000	22,300,200
		84,547,900
Technology hardware, storage & peripherals: 2.12%
Apple Incorporated	172,000	21,009,800
Western Digital Corporation	50,000	3,337,500
		24,347,300
Materials: 5.69%
Chemicals: 2.54%
Eastman Chemical Company	90,000	9,910,800
Huntsman Corporation	95,000	2,738,850
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  9

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Chemicals (continued)
The Sherwin-Williams Company	20,000	$ 14,760,200
Tronox Holdings plc Class A	100,000	1,830,000
		29,239,850
Containers & packaging: 3.15%
AptarGroup Incorporated	76,500	10,837,755
Berry Global Group Incorporated †	395,000	24,253,000
Sealed Air Corporation	25,000	1,145,500
		36,236,255
Utilities: 1.32%
Independent power & renewable electricity producers: 1.32%
Vistra Energy Corporation	855,000	15,116,400
Total Common stocks (Cost $652,852,305)		974,909,860

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 12.84%
Consumer discretionary: 0.33%
Auto components: 0.09%
Tenneco Incorproated 144A	5.13%	4-15-2029	$ 1,000,000	987,500
Household durables: 0.24%
Installed Building Company 144A	5.75	2-1-2028	2,700,000	2,821,500
Consumer staples: 0.84%
Food products: 0.31%
Post Holdings Incorporated 144A	4.50	9-15-2031	3,635,000	3,595,015
Household durables: 0.53%
Spectrum Brands Incorporated 144A	3.88	3-15-2031	6,200,000	6,068,250
Health care: 2.88%
Health care equipment & supplies: 0.47%
Hologic Incorporated 144A	3.25	2-15-2029	5,440,000	5,372,000
Health care providers & services: 2.11%
AMN Healthcare Incorporated 144A	4.00	4-15-2029	1,000,000	995,000
AMN Healthcare Incorporated 144A	4.63	10-1-2027	1,000,000	1,022,500
Catalent Pharma Solutions Incorporated 144A	3.13	2-15-2029	1,000,000	960,000
Centene Corporation	4.63	12-15-2029	4,500,000	4,870,373
Davita Incorporated	4.63	6-1-2030	13,550,000	13,805,553
Encompass Health Corporation	4.63	4-1-2031	2,500,000	2,587,500
				24,240,926
Life sciences tools & services: 0.17%
Charles River Laboratories Incorporated 144A	4.00	3-15-2031	2,000,000	2,033,100
Pharmaceuticals: 0.13%
Bausch Health Companies Incorporated 144A	5.25	2-15-2031	1,500,000	1,492,830
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Diversified Capital Builder Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Industrials: 2.33%
Aerospace & defense: 0.85%
TransDigm Group Incorporated 144A	4.63%	1-15-2029	$ 1,000,000	$ 986,050
TransDigm Group Incorporated	6.38	6-15-2026	7,000,000	7,236,250
TransDigm Group Incorporated	6.50	5-15-2025	1,500,000	1,528,125
				9,750,425
Commercial services & supplies: 0.21%
ACCO Brands Corporation 144A	4.25	3-15-2029	2,000,000	1,945,600
Stericycle Incorporated 144A	3.88	1-15-2029	500,000	493,750
				2,439,350
Electrical equipment: 0.32%
Resideo Funding Incorporated 144A	6.13	11-1-2026	723,000	761,615
Sensata Technologies BV 144A	4.00	4-15-2029	2,880,000	2,931,926
				3,693,541
Machinery: 0.95%
SPX FLOW Incorporated 144A	5.88	8-15-2026	10,500,000	10,933,125
Information technology: 2.63%
Electronic equipment, instruments & components: 0.76%
TTM Technologies Incorporated 144A	4.00	3-1-2029	8,890,000	8,778,875
Semiconductors & semiconductor equipment: 0.67%
Microchip Technology Incorporated 144A	4.25	9-1-2025	5,000,000	5,223,738
Synaptics Incorporated 144A	4.00	6-15-2029	2,500,000	2,480,750
				7,704,488
Software: 0.36%
Citrix Systems Incorporated	3.30	3-1-2030	4,000,000	4,114,138
Technology hardware, storage & peripherals: 0.84%
Western Digital Corporation	4.75	2-15-2026	8,700,000	9,591,314
Materials: 3.27%
Chemicals: 2.09%
Koppers Incorporated 144A	6.00	2-15-2025	8,190,000	8,442,170
Olin Corporation	5.50	8-15-2022	1,000,000	1,042,500
Tronox Incorporated 144A	4.63	3-15-2029	5,310,000	5,316,638
Valvoline Incorporated 144A	3.63	6-15-2031	9,495,000	9,186,413
				23,987,721
Containers & packaging: 1.18%
Ball Corporation	2.88	8-15-2030	12,000,000	11,559,000
Berry Global Incorporated 144A	4.50	2-15-2026	2,000,000	2,050,000
				13,609,000
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  11

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Real estate: 0.47%
Equity REITs: 0.47%
Iron Mountain Incorporated 144A	4.50%	2-15-2031	$ 4,500,000	$ 4,448,700
SBA Communications Corporation 144A	3.13	2-1-2029	1,000,000	961,150
				5,409,850
Utilities: 0.09%
Electric utilities: 0.09%
NRG Energy Incorporated 144A	5.25	6-15-2029	1,000,000	1,070,000
Total Corporate bonds and notes (Cost $146,556,067)				147,692,948
Yankee corporate bonds and notes: 2.10%
Health care: 1.40%
Pharmaceuticals: 1.40%
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	16,000,000	16,083,200
Information technology: 0.43%
Technology hardware, storage & peripherals: 0.43%
Seagate HDD 144A	3.13	7-15-2029	1,500,000	1,448,738
Seagate HDD 144A	4.09	6-1-2029	3,488,000	3,554,359
				5,003,097
Materials: 0.27%
Chemicals: 0.27%
Methanex Corporation	5.13	10-15-2027	2,000,000	2,045,000
Methanex Corporation	5.25	12-15-2029	1,000,000	1,031,435
				3,076,435
Total Yankee corporate bonds and notes (Cost $24,187,721)				24,162,732

		Yield	Shares
Short-term investments: 0.14%
Investment companies: 0.14%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	1,560,095	1,560,095
Total Short-term investments (Cost $1,560,095)				1,560,095
Total investments in securities (Cost $825,156,188)	99.87%			1,148,325,635
Other assets and liabilities, net	0.13			1,520,378
Total net assets	100.00%			$1,149,846,013

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Diversified Capital Builder Fund

Portfolio of investments—March 31, 2021 (unaudited)
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$ 44,100	$17,868,450	$(17,912,550)	$0	$0	$ 0		0	$ 32#
Wells Fargo Government Money Market Fund Select Class	9,255,832	87,502,304	(95,198,041)	0	0	1,560,095		1,560,095	447
				$0	$0	$1,560,095	0.14%		$479

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  13

Statement of assets and liabilities—March 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $823,596,093)	$ 1,146,765,540
Investments in affiliated securites, at value (cost $1,560,095)	1,560,095
Receivable for dividends and interest	2,130,609
Receivable for investments sold	1,055,055
Receivable for Fund shares sold	653,005
Receivable for securities lending income, net	261
Prepaid expenses and other assets	96,514
Total assets	1,152,261,079
Liabilities
Payable for Fund shares redeemed	926,884
Management fee payable	591,665
Payable for investments purchased	500,083
Administration fees payable	177,717
Distribution fee payable	80,898
Trustees’ fees and expenses payable	2,369
Accrued expenses and other liabilities	135,450
Total liabilities	2,415,066
Total net assets	$1,149,846,013
Net assets consist of
Paid-in capital	$ 805,749,983
Total distributable earnings	344,096,030
Total net assets	$1,149,846,013
Computation of net asset value and offering price per share
Net assets – Class A	$ 662,997,007
Shares outstanding – Class A1	54,410,447
Net asset value per share – Class A	$12.19
Maximum offering price per share – Class A2	$12.93
Net assets – Class C	$ 129,162,766
Shares outstanding – Class C1	10,631,062
Net asset value per share – Class C	$12.15
Net assets – Administrator Class	$ 7,735,599
Shares outstanding – Administrator Class[1]	634,353
Net asset value per share – Administrator Class	$12.19
Net assets – Institutional Class	$ 349,950,641
Shares outstanding – Institutional Class[1]	28,939,225
Net asset value per share – Institutional Class	$12.09
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Diversified Capital Builder Fund

Statement of operations—six months ended March 31, 2021 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $13,257)	$ 7,035,842
Interest	3,873,971
Income from affiliated securities	1,731
Total investment income	10,911,544
Expenses
Management fee	3,442,195
Administration fees
Class A	674,531
Class C	132,600
Administrator Class	4,629
Institutional Class	220,935
Shareholder servicing fees
Class A	803,013
Class C	157,857
Administrator Class	8,902
Distribution fee
Class C	473,572
Custody and accounting fees	24,191
Professional fees	25,322
Registration fees	37,478
Shareholder report expenses	59,031
Trustees’ fees and expenses	9,610
Other fees and expenses	32,747
Total expenses	6,106,613
Less: Fee waivers and/or expense reimbursements
Class A	(8,551)
Class C	(4)
Administrator Class	(16)
Institutional Class	(3,204)
Net expenses	6,094,838
Net investment income	4,816,706
Realized and unrealized gains (losses) on investments
Net realized gains on investments	20,208,353
Net change in unrealized gains (losses) on investments	115,567,520
Net realized and unrealized gains (losses) on investments	135,775,873
Net increase in net assets resulting from operations	$140,592,579
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  15

Statement of changes in net assets

	Six months ended March 31, 2021 (unaudited)		Year ended September 30, 2020
Operations
Net investment income		$ 4,816,706		$ 11,843,245
Net realized gains on investments		20,208,353		10,794,415
Net change in unrealized gains (losses) on investments		115,567,520		42,479,631
Net increase in net assets resulting from operations		140,592,579		65,117,291
Distributions to shareholders from
Net investment income and net realized gains
Class A		(9,041,533)		(32,619,920)
Class C		(1,449,746)		(5,629,511)
Administrator Class		(103,487)		(491,553)
Institutional Class		(5,363,897)		(20,579,220)
Total distributions to shareholders		(15,958,663)		(59,320,204)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,895,579	22,342,121	3,965,389	41,907,199
Class C	684,418	8,098,523	2,956,606	30,937,431
Administrator Class	82,799	978,213	151,606	1,529,330
Institutional Class	2,308,247	27,027,439	7,957,364	82,460,036
		58,446,296		156,833,996
Reinvestment of distributions
Class A	733,265	8,627,439	3,027,088	31,259,543
Class C	121,718	1,425,486	523,869	5,421,139
Administrator Class	8,709	102,599	47,212	487,564
Institutional Class	419,082	4,900,417	1,851,509	18,977,296
		15,055,941		56,145,542
Payment for shares redeemed
Class A	(3,562,771)	(41,825,732)	(9,176,945)	(93,301,844)
Class C	(1,406,237)	(16,432,052)	(3,315,378)	(33,616,928)
Administrator Class	(47,776)	(568,941)	(513,380)	(5,090,942)
Institutional Class	(3,362,096)	(39,019,323)	(14,006,603)	(140,839,941)
		(97,846,048)		(272,849,655)
Net decrease in net assets resulting from capital share transactions		(24,343,811)		(59,870,117)
Total increase (decrease) in net assets		100,290,105		(54,073,030)
Net assets
Beginning of period		1,049,555,908		1,103,628,938
End of period		$1,149,846,013		$1,049,555,908
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Diversified Capital Builder Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class A	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.88	$10.71	$10.88	$10.30	$9.96	$9.12
Net investment income	0.05	0.11	0.14	0.10	0.14 [1]	0.17
Net realized and unrealized gains on investments	1.42	0.63	0.37	1.06	1.12	1.71
Total from investment operations	1.47	0.74	0.51	1.16	1.26	1.88
Distributions to shareholders from
Net investment income	(0.06)	(0.13)	(0.14)	(0.09)	(0.14)	(0.15)
Net realized gains	(0.10)	(0.44)	(0.54)	(0.49)	(0.78)	(0.89)
Total distributions to shareholders	(0.16)	(0.57)	(0.68)	(0.58)	(0.92)	(1.04)
Net asset value, end of period	$12.19	$10.88	$10.71	$10.88	$10.30	$9.96
Total return[2]	13.62%	7.26%	5.60%	11.72%	13.62%	22.85%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.11%	1.12%	1.11%	1.12%	1.14%
Net expenses	1.11%	1.11%	1.12%	1.11%	1.12%	1.14%
Net investment income	0.85%	1.09%	1.38%	0.96%	1.43%	1.77%
Supplemental data
Portfolio turnover rate	12%	44%	61%	31%	54%	73%
Net assets, end of period (000s omitted)	$662,997	$601,951	$616,346	$574,760	$551,272	$467,503

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class C	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.86	$10.69	$10.86	$10.28	$9.96	$9.12
Net investment income	0.00 [1]	0.03	0.06	0.02	0.08	0.10
Net realized and unrealized gains on investments	1.42	0.63	0.37	1.06	1.11	1.72
Total from investment operations	1.42	0.66	0.43	1.08	1.19	1.82
Distributions to shareholders from
Net investment income	(0.03)	(0.05)	(0.06)	(0.01)	(0.09)	(0.09)
Net realized gains	(0.10)	(0.44)	(0.54)	(0.49)	(0.78)	(0.89)
Total distributions to shareholders	(0.13)	(0.49)	(0.60)	(0.50)	(0.87)	(0.98)
Net asset value, end of period	$12.15	$10.86	$10.69	$10.86	$10.28	$9.96
Total return[2]	13.17%	6.44%	4.81%	10.88%	12.85%	21.96%
Ratios to average net assets (annualized)
Gross expenses	1.86%	1.86%	1.87%	1.87%	1.87%	1.89%
Net expenses	1.86%	1.86%	1.87%	1.87%	1.87%	1.89%
Net investment income	0.10%	0.34%	0.65%	0.21%	0.65%	1.03%
Supplemental data
Portfolio turnover rate	12%	44%	61%	31%	54%	73%
Net assets, end of period (000s omitted)	$129,163	$121,947	$118,297	$131,601	$117,346	$67,630

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Diversified Capital Builder Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Administrator Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.89	$10.72	$10.89	$10.32	$9.97	$9.12
Net investment income	0.05 [1]	0.12 [1]	0.15 [1]	0.11 [1]	0.16 [1]	0.18 [1]
Net realized and unrealized gains on investments	1.42	0.63	0.37	1.06	1.12	1.73
Total from investment operations	1.47	0.75	0.52	1.17	1.28	1.91
Distributions to shareholders from
Net investment income	(0.07)	(0.14)	(0.15)	(0.11)	(0.15)	(0.17)
Net realized gains	(0.10)	(0.44)	(0.54)	(0.49)	(0.78)	(0.89)
Total distributions to shareholders	(0.17)	(0.58)	(0.69)	(0.60)	(0.93)	(1.06)
Net asset value, end of period	$12.19	$10.89	$10.72	$10.89	$10.32	$9.97
Total return[2]	13.57%	7.33%	5.67%	11.73%	13.75%	23.14%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.03%	1.04%	1.03%	1.04%	1.06%
Net expenses	1.03%	1.03%	1.04%	1.03%	1.04%	1.03%
Net investment income	0.93%	1.19%	1.47%	1.04%	1.58%	1.89%
Supplemental data
Portfolio turnover rate	12%	44%	61%	31%	54%	73%
Net assets, end of period (000s omitted)	$7,736	$6,429	$9,708	$13,821	$10,225	$21,398

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Institutional Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.79	$10.64	$10.81	$10.25	$9.90	$9.07
Net investment income	0.07	0.14	0.18	0.14	0.19	0.20
Net realized and unrealized gains on investments	1.41	0.62	0.36	1.05	1.11	1.71
Total from investment operations	1.48	0.76	0.54	1.19	1.30	1.91
Distributions to shareholders from
Net investment income	(0.08)	(0.17)	(0.17)	(0.14)	(0.17)	(0.19)
Net realized gains	(0.10)	(0.44)	(0.54)	(0.49)	(0.78)	(0.89)
Total distributions to shareholders	(0.18)	(0.61)	(0.71)	(0.63)	(0.95)	(1.08)
Net asset value, end of period	$12.09	$10.79	$10.64	$10.81	$10.25	$9.90
Total return[1]	13.71%	7.48%	5.98%	12.04%	14.11%	23.28%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.78%	0.79%	0.79%	0.79%	0.81%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income	1.18%	1.42%	1.73%	1.30%	1.71%	2.14%
Supplemental data
Portfolio turnover rate	12%	44%	61%	31%	54%	73%
Net assets, end of period (000s omitted)	$349,951	$319,229	$359,278	$326,283	$262,754	$122,769

[1]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Diversified Capital Builder Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Capital Builder Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions

Wells Fargo Diversified Capital Builder Fund  |  21

Notes to financial statements (unaudited)
is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $617,659,121 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$570,994,598
Gross unrealized losses	(40,328,084)
Net unrealized gains	$530,666,514

22  |  Wells Fargo Diversified Capital Builder Fund

Notes to financial statements (unaudited)
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 9,536,040	$ 0	$0	$ 9,536,040
Consumer discretionary	12,210,000	0	0	12,210,000
Health care	376,209,480	0	0	376,209,480
Industrials	142,568,900	0	0	142,568,900
Information technology	353,792,935	0	0	353,792,935
Materials	65,476,105	0	0	65,476,105
Utilities	15,116,400	0	0	15,116,400
Corporate bonds and notes	0	147,692,948	0	147,692,948
Yankee corporate bonds and notes	0	24,162,732	0	24,162,732
Short-term investments
Investment companies	1,560,095	0	0	1,560,095
Total assets	$976,469,955	$171,855,680	$0	$1,148,325,635
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Wells Fargo Diversified Capital Builder Fund  |  23

Notes to financial statements (unaudited)
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $2 billion	0.550
Next $2 billion	0.525
Next $5 billion	0.490
Over $10 billion	0.480
For the six months ended March 31, 2021, the management fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.13%
Class C	1.88
Administrator Class	1.05
Institutional Class	0.78
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

24  |  Wells Fargo Diversified Capital Builder Fund

Notes to financial statements (unaudited)
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2021, Funds Distributor received $21,608 from the sale of Class A shares and $42 in contingent deferred sales charges from redemptions of Class C shares. Funds Distributor did not receive any contingent deferred sales charges from Class A for the six months ended March 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2021 were $135,828,808 and $175,387,334, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2021, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended March 31, 2021, there were no borrowings by the Fund under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification

Wells Fargo Diversified Capital Builder Fund  |  25

Notes to financial statements (unaudited)
clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

26  |  Wells Fargo Diversified Capital Builder Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Diversified Capital Builder Fund  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Wells Fargo Diversified Capital Builder Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Diversified Capital Builder Fund  |  29

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

30  |  Wells Fargo Diversified Capital Builder Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00285 05-21
SA225/SAR225 03-21

Semi-Annual Report
March 31, 2021
Wells Fargo
Diversified Income Builder Fund

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The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Diversified Income Builder Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Wells Fargo Diversified Income Builder Fund for the six-month period that ended March 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks performed extremely well, benefiting from ongoing central bank support and rising optimism over the development and distribution of effective COVID-19 vaccines. Bonds also had positive returns, led by global bonds and high-yield bonds.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 19.07%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.10%, while the MSCI EM Index (Net),3 had even stronger performance, with a 22.43% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -2.73%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 returned -0.47%, and the Bloomberg Barclays Municipal Bond Index,6 returned 1.46% while the ICE BofA U.S. High Yield Index,7 gained 7.44%.
Hope drove the stock markets to new highs.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services purchasing managers’ index contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Diversified Income Builder Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January's expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude-oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even within markets where the vaccine has lagged, such as the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Diversified Income Builder Fund  |  3

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term total return, consisting of current income and capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Kandarp R. Acharya, CFA®‡, Margaret Patel

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKSAX)	4-14-1987	16.78	5.80	5.81	23.85	7.06	6.44	1.07	0.85
Class C (EKSCX)	2-1-1993	21.83	6.28	5.65	22.83	6.28	5.65	1.82	1.60
Class R6 (EKSRX)[3]	7-31-2018	–	–	–	24.63	7.54	6.86	0.64	0.42
Administrator Class (EKSDX)	7-30-2010	–	–	–	24.18	7.20	6.58	0.99	0.77
Institutional Class (EKSYX)	1-13-1997	–	–	–	24.29	7.45	6.82	0.74	0.52
Diversified Income Builder Blended Index[4]	–	–	–	–	26.75	10.05	8.21	–	–
ICE BofA U.S. Cash Pay High Yield Index[5]	–	–	–	–	23.15	7.90	6.30	–	–
Russell 1000® Index[6]	–	–	–	–	60.59	16.66	13.97	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.85% for Class A, 1.60% for Class C, 0.42% for Class R6, 0.77% for Administrator Class, and 0.52% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	Source: Wells Fargo Funds Management, LLC. The Diversified Income Builder Blended Index is composed 60% of the ICE BofA U.S. Cash Pay High Yield Index, 25% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) and 15% of the Bloomberg Barclays U.S. Aggregate Bond Index. Prior to February 1, 2020, the Diversified Income Builder Blended Index was composed 65% of the ICE BofA U.S. Cash Pay High Yield Index, and 35% of the Russell 1000® Index. Prior to January 2, 2018, the Diversified Income Builder Blended Index was composed 75% of the ICE BofA U.S. Cash Pay High Yield Index, and 25% the Russell 1000® Index. You cannot invest directly in an index.
[5]	The ICE BofA U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.
[6]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

4  |  Wells Fargo Diversified Income Builder Fund

Performance highlights (unaudited)
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Diversified Income Builder Fund  |  5

Performance highlights (unaudited)
Ten largest holdings (%) as of March 31, 2021[1]
The Industrial Select Sector SPDR Fund	1.85
Bausch Health Companies Incorporated	1.19
Ball Corporation	1.06
Tenneco Incorporated	1.05
Installed Building Company	1.03
CommScope Technologies LLC	1.02
Davita Incorporated	1.00
Sensata Technologies BV	0.93
Energy Select Sector SPDR Fund	0.92
Synaptics Incorporated	0.90
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio composition as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

6  |  Wells Fargo Diversified Income Builder Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,081.36	$4.41	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Class C
Actual	$1,000.00	$1,076.97	$8.29	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.05	1.60%
Class R6
Actual	$1,000.00	$1,083.87	$2.18	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%
Administrator Class
Actual	$1,000.00	$1,082.06	$4.00	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.09	$3.88	0.77%
Institutional Class
Actual	$1,000.00	$1,083.54	$2.70	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	$2.62	0.52%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Diversified Income Builder Fund  |  7

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 2.03%
Aqua Finance Trust Series 2019-A Class A 144A	3.14%	7-16-2040	$337,567	$ 346,401
Avis Budget Rental Car Funding Series 2019-2A Class C 144A	4.24	9-22-2025	2,000,000	2,145,420
BCC Funding Corporation Series 2019-1A Class D 144A	3.94	7-20-2027	450,000	454,593
Chesapeake Funding II LLC Series 2018-1A Class D 144A	3.92	4-15-2030	1,980,000	2,008,026
CLI Funding LLC Series 2019-1A Class A 144A	3.71	5-18-2044	816,689	819,447
CLI Funding LLC Series 2019-1A Class B 144A	4.64	5-18-2044	447,551	445,696
Conn Funding II LP Series A Class A 144A	3.40	10-16-2023	118,956	119,542
Driven Brands Funding LLC Series 2019-2A Class A2 144A	3.98	10-20-2049	790,000	818,938
Hertz Vehicle Financing LLC Series 2019-1A Class B 144A	4.10	3-25-2023	1,380,000	1,383,086
Mosaic Solar Loans LLC Series 2019-2A Class A 144A	2.88	9-20-2040	171,285	178,817
Santander Retail Auto Lease Trust Series 2019-A Class D 144A	3.66	5-20-2024	2,000,000	2,055,782
SoFi Consumer Loan Program Trust Series 2019-2 Class C 144A	3.46	4-25-2028	2,000,000	2,053,034
Total Asset-backed securities (Cost $12,516,847)				12,828,782

	Shares
Common stocks: 27.75%
Communication services: 1.59%
Diversified telecommunication services: 0.31%
Indus Towers Limited	24,599	82,430
PT Telekomunikasi Indonesia Persero Tbk	412,500	97,126
Verizon Communications Incorporated #	31,018	1,803,697
		1,983,253
Entertainment: 0.21%
Netease Incorporated	8,625	175,515
Nintendo Company Limited	2,014	1,124,275
		1,299,790
Interactive media & services: 0.36%
Alphabet Incorporated Class A †#	1,001	2,064,583
Baidu Incorporated ADR †	793	172,517
		2,237,100
Media: 0.26%
Comcast Corporation Class A	15,000	811,650
Eutelsat Communications SA	69,832	850,039
		1,661,689
Wireless telecommunication services: 0.45%
America Movil SAB de CV ADR	4,417	59,983
MTN Group Limited	14,957	88,009
SK Telecom Company Limited	540	131,213
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Wireless telecommunication services (continued)
Vodacom Group Limited	138,724	$ 1,186,673
Vodafone Group plc	756,482	1,375,357
		2,841,235
Consumer discretionary: 2.17%
Auto components: 0.02%
Huayu Automotive Systems Company Limited Class A	14,200	59,724
Minth Group Limited	17,300	72,101
		131,825
Automobiles: 0.76%
Bayerische Motoren Werke AG	13,140	1,363,259
Ford Motor Company †	96,714	1,184,747
Hero Motorcorp Limited	2,290	91,257
Honda Motor Company Limited	45,000	1,348,882
Kia Motors Corporation	1,107	81,087
Tesla Motors Incorporated †	1,075	718,025
		4,787,257
Hotels, restaurants & leisure: 0.28%
Evolution Gaming Group	10,446	1,538,173
Kangwon Land Incorporated †	3,218	71,938
NagaCorp Limited	50,000	59,042
Sands China Limited †	22,800	113,940
		1,783,093
Household durables: 0.09%
Cury Construtora e Incorporadora SA †	34,309	59,369
Gree Electric Appliances Incorporated	16,400	156,870
Midea Group Company Limited Class A	21,299	267,188
Suofeiya Home Collection Company Limited Class A	17,099	85,899
		569,326
Internet & direct marketing retail: 0.45%
Alibaba Group Holding Limited ADR †	39,216	1,109,777
Amazon.com Incorporated †#	519	1,605,828
Naspers Limited	612	146,437
		2,862,042
Leisure products: 0.02%
Giant Manufacturing Company Limited	8,000	96,450
Multiline retail: 0.30%
Detsky Mir PJSC	38,340	72,745
Target Corporation #	9,025	1,787,582
		1,860,327
Specialty retail: 0.24%
China Yongda Automobile Service Holding Company	63,000	115,074
Chow Tai Fook Jewellery Company Limited	111,800	170,847
Fix Price Group Limited GDR †	7,281	71,063
Jarir Marketing Company	1,917	93,031
Petrobras Distribuidora SA	16,500	64,726
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  9

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Specialty retail (continued)
The Home Depot Incorporated #	2,800	$ 854,700
Topsports International Holdings Limited 144A	85,000	126,613
		1,496,054
Textiles, apparel & luxury goods: 0.01%
Bosideng International Holdings Limited	164,000	73,835
Consumer staples: 1.19%
Beverages: 0.02%
Ambev SA	21,300	57,861
Thai Beverage plc	114,600	63,042
		120,903
Food & staples retailing: 0.61%
Seven & I Holdings Company Limited	43,200	1,741,265
Tesco plc	248,370	783,589
Walmart de Mexico SAB de CV	21,800	68,847
Walmart Incorporated #	9,308	1,264,306
		3,858,007
Food products: 0.20%
Inner Mongolia Yili Industrial Group Company Limited Class A	10,300	62,900
Tingyi Holding Corporation	76,000	139,602
Uni-President Enterprises Corporation	28,000	71,636
WH Group Limited	1,190,398	964,678
		1,238,816
Household products: 0.22%
The Procter & Gamble Company #	10,326	1,398,450
Personal products: 0.14%
L'Oréal SA	2,268	869,185
Energy: 0.66%
Oil, gas & consumable fuels: 0.66%
China Petroleum & Chemical Corporation Class H	1,610,000	857,385
ConocoPhillips #	17,294	916,063
Hindustan Petroleum Corporation Limited	25,395	81,450
LUKOIL PJSC ADR	1,424	115,145
Rosneft Oil Company PJSC	10,700	81,088
Royal Dutch Shell plc	55,948	1,090,462
Total SA	22,499	1,049,447
Financials: 3.00%
Banks: 1.05%
Banco Santander Chile SA	1,202,556	75,114
Bangkok Bank PCL	30,400	122,573
BNP Paribas SA	14,584	887,286
China Construction Bank Class H	365,000	307,058
China Merchants Bank Company Limited Class H	18,000	137,418
Citizens Financial Group Incorporated	20,080	886,532
CTBC Financial Holding Company Limited	92,000	71,258
Grupo Financiero Banorte SAB de CV †	11,800	66,535
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Banks (continued)
ING Groep NV	102,882	$ 1,258,618
JPMorgan Chase & Company #	12,542	1,909,269
KB Financial Group Incorporated	3,949	196,098
National Commercial Bank	9,038	127,968
PKO Bank Polski SA †	8,327	68,965
PT Bank Rakyat Indonesia Tbk	366,000	110,871
Qatar National Bank	18,805	92,895
RHB Bank Bhd	48,300	62,552
Sberbank PJSC ADR	7,140	109,992
Standard Bank Group Limited	16,358	139,010
		6,630,012
Capital markets: 0.89%
Ares Capital Corporation #	68,992	1,290,840
Artisan Partners Asset Management Incorporated Class A #	26,007	1,356,785
B3 Brasil Bolsa Balcao SA	6,900	66,957
BlackRock Incorporated	1,548	1,167,130
China International Capital Corporation Limited Class H 144A†	51,600	125,049
Hong Kong Exchanges & Clearing Limited	1,700	100,022
Morgan Stanley #	17,292	1,342,897
Moscow Exchange MICEX-RTS PJSC	46,470	106,934
Vinci Partners Investments Limited Class A †	3,947	51,903
		5,608,517
Consumer finance: 0.02%
Manappuram Finance Limited	62,955	128,469
Diversified financial services: 0.26%
Banco BTG Pactual SA	5,601	96,573
Compass Diversified Holdings	17,637	408,297
LIC Housing Finance Limited	34,643	202,891
ORIX Corporation	50,200	846,905
Tisco Financial Group PCL	32,300	100,518
		1,655,184
Insurance: 0.41%
NN Group NV	25,180	1,231,047
Ping An Insurance Group Company Class H	26,700	317,861
Samsung Fire & Marine Insurance Company Limited	541	90,824
Unipol Gruppo SpA †	172,334	961,169
		2,600,901
Mortgage REITs: 0.37%
AGNC Investment Corporation #	76,833	1,287,721
New Residential Investment Corporation #	92,935	1,045,519
		2,333,240
Health care: 5.54%
Biotechnology: 1.70%
AbbVie Incorporated #	51,881	5,614,562
Alexion Pharmaceuticals Incorporated †	8,500	1,299,735
Amgen Incorporated #	10,000	2,488,100
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  11

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Biotechnology (continued)
Neurocrine Biosciences Incorporated †	6,200	$ 602,950
Vertex Pharmaceuticals Incorporated †	2,800	601,692
Zhejiang NHU Company Limited	22,700	132,391
		10,739,430
Health care equipment & supplies: 0.76%
Abbott Laboratories	13,000	1,557,920
Becton Dickinson & Company	4,000	972,600
Danaher Corporation	10,000	2,250,800
		4,781,320
Health care providers & services: 1.08%
Anthem Incorporated	2,500	897,375
CVS Health Corporation #	22,043	1,658,295
Life Healthcare Group Holdings Limited †	59,461	74,528
McKesson Corporation	7,000	1,365,280
Patterson Companies Incorporated	43,542	1,391,167
UnitedHealth Group Incorporated #	3,768	1,401,960
		6,788,605
Life sciences tools & services: 0.57%
Bio-Rad Laboratories Incorporated Class A †	1,000	571,170
IQVIA Holdings Incorporated †	4,000	772,560
Thermo Fisher Scientific Incorporated	5,000	2,281,900
		3,625,630
Pharmaceuticals: 1.43%
Bausch Health Companies Incorporated †	37,000	1,174,380
Bristol-Myers Squibb Company #	66,973	4,228,005
Horizon Therapeutics plc †	16,000	1,472,640
Merck & Company Incorporated	13,700	1,056,133
Merck KGaA ADR	6,000	204,900
Novartis AG	10,635	908,839
		9,044,897
Industrials: 3.70%
Aerospace & defense: 0.35%
Curtiss-Wright Corporation	3,000	355,800
L3Harris Technologies Incorporated	9,000	1,824,120
		2,179,920
Air freight & logistics: 0.20%
United Parcel Service Incorporated Class B	7,300	1,240,927
Electrical equipment: 0.74%
AMETEK Incorporated	15,000	1,915,950
Emerson Electric Company	16,649	1,502,073
Nari Technology Company Limited	31,500	149,643
Schneider Electric SE	6,994	1,068,293
Xinjiang Goldwind Science & Technology Company Limited	31,600	59,346
		4,695,305
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Industrial conglomerates: 0.44%
Honeywell International Incorporated #	7,735	$ 1,679,036
Siemens AG	6,230	1,022,829
The Bidvest Group Limited	9,129	105,386
		2,807,251
Machinery: 1.14%
Cummins Incorporated #	5,414	1,402,822
Epiroc AB Class A	44,680	1,011,937
IDEX Corporation	5,500	1,151,260
John Bean Technologies Corporation	11,000	1,466,740
SKF AB Class B	44,169	1,255,259
The Timken Company	9,600	779,232
Weichai Power Company Limited Class H	51,000	125,957
		7,193,207
Professional services: 0.37%
Leidos Holdings Incorporated #	24,000	2,310,720
Road & rail: 0.15%
TFI International Incorporated	12,695	951,595
Trading companies & distributors: 0.28%
BOC Aviation Limited 144A	11,900	115,264
Ferguson plc	7,462	891,686
Russel Metals Incorporated	38,331	762,228
		1,769,178
Transportation infrastructure: 0.03%
China Merchants Port Holdings Company Limited	74,000	113,464
International Container Terminal Services Incorporated	22,850	56,963
		170,427
Information technology: 7.26%
Electronic equipment, instruments & components: 0.78%
Amphenol Corporation Class A	48,000	3,166,560
Delta Electronics Incorporated	6,000	60,561
Hon Hai Precision Industry Company Limited	53,600	232,937
Keysight Technologies Incorporated †#	9,023	1,293,898
Simplo Technology Company Limited	6,000	78,015
Universal Scientific Industrial Shanghai Company Limited Class A	26,100	77,046
		4,909,017
IT services: 0.48%
Akamai Technologies Incorporated †	24,000	2,445,600
Infosys Limited ADR	11,226	210,151
MasterCard Incorporated Class A	700	249,235
Tech Mahindra Limited	8,210	111,331
		3,016,317
Semiconductors & semiconductor equipment: 3.13%
Advanced Micro Devices Incorporated †	13,000	1,020,500
Analog Devices Incorporated	1,400	217,112
ASM Pacific Technology	8,000	101,928
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  13

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Semiconductors & semiconductor equipment (continued)
Broadcom Incorporated	10,000	$ 4,636,600
KLA Corporation #	3,125	1,032,500
Mediatek Incorporated	2,600	88,298
Microchip Technology Incorporated	14,000	2,173,080
Micron Technology Incorporated †	12,000	1,058,520
Novatek Microelectronics Corporation Limited	4,000	80,608
NVIDIA Corporation #	2,062	1,100,964
QUALCOMM Incorporated #	14,874	1,972,144
SK Hynix Incorporated	1,727	202,189
Taiwan Semiconductor Manufacturing Company Limited	46,000	946,343
Taiwan Semiconductor Manufacturing Company Limited ADR #	14,551	1,721,092
Texas Instruments Incorporated #	14,861	2,808,580
Xilinx Incorporated	5,000	619,500
		19,779,958
Software: 1.42%
Adobe Incorporated †	3,500	1,663,795
ANSYS Incorporated †	2,000	679,120
Microsoft Corporation #	21,716	5,119,981
Synopsys Incorporated †	6,000	1,486,680
		8,949,576
Technology hardware, storage & peripherals: 1.45%
Advantech Company Limited	5,700	70,718
Apple Incorporated #	34,716	4,240,559
Lenovo Group Limited	866,000	1,232,034
Lite-On Technology Corporation	34,000	74,833
Logitech International SA	10,139	1,063,514
Quanta Computer Incorporated	34,000	116,777
Samsung Electronics Company Limited	10,098	726,289
Samsung Electronics Company Limited GDR 144A	753	1,373,472
Western Digital Corporation	3,500	233,625
		9,131,821
Materials: 1.50%
Chemicals: 0.59%
Eastman Chemical Company	2,000	220,240
Huntsman Corporation	7,000	201,810
Lomon Billions Group Company Limited	16,500	71,941
LyondellBasell Industries NV Class A #	9,616	1,000,545
The Sherwin-Williams Company	1,500	1,107,015
Tronox Holdings plc Class A	6,900	126,270
Valvoline Incorporated #	37,661	981,822
		3,709,643
Containers & packaging: 0.36%
AptarGroup Incorporated	5,300	750,851
Berry Global Group Incorporated †	23,500	1,442,900
Sealed Air Corporation	1,500	68,730
		2,262,481
Metals & mining: 0.54%
Fortescue Metals Group Limited	92,022	1,397,207
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Metals & mining (continued)
Gold Fields Limited ADR	8,997	$ 85,382
MMC Norilsk Nickel PJSC	217	67,760
POSCO	432	122,147
Rio Tinto plc	19,390	1,483,573
Southern Copper Corporation	2,185	148,296
Vale SA	7,700	134,023
		3,438,388
Paper & forest products: 0.01%
Nine Dragons Paper Holdings Limited	39,000	57,090
Real estate: 0.44%
Equity REITs: 0.23%
Easterly Government Properties Incorporated	63,704	1,320,584
Embassy Office Parks REIT	30,000	133,538
		1,454,122
Real estate management & development: 0.21%
China Resources Land Limited	37,350	180,886
Logan Property Holdings Company Limited	549,442	925,855
Shimao Property Holding Limited	37,000	116,367
WHA Corporation PCL	616,000	68,598
		1,291,706
Utilities: 0.70%
Electric utilities: 0.18%
SSE plc	57,941	1,162,216
Gas utilities: 0.36%
ENN Energy Holdings Limited	10,300	165,217
Gail India Limited	79,428	147,202
Kunlun Energy Company Limited	136,000	142,926
Mahanagar Gas Limited	11,934	190,802
National Fuel Gas Company #	32,640	1,631,674
		2,277,821
Independent power & renewable electricity producers: 0.16%
Vistra Energy Corporation	56,000	990,080
Total Common stocks (Cost $136,026,799)		175,044,648

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 44.87%
Communication services: 3.11%
Diversified telecommunication services: 0.20%
Cablevision Lightpath LLC 144A	5.63%	9-15-2028	$410,000	416,027
Frontier Communications 144A	5.88	10-15-2027	395,000	418,700
Windstream Corporation	7.75	8-15-2028	405,000	412,462
				1,247,189
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  15

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Entertainment: 0.20%
Live Nation Entertainment Incorporated	5.63%	3-15-2026	$405,000	$ 420,633
Live Nation Entertainment Incorporated	6.50	5-15-2027	750,000	832,500
				1,253,133
Interactive media & services: 0.06%
Rackspace Technology Company «	5.38	12-1-2028	410,000	416,898
Media: 2.65%
Block Communications Incorporated 144A	4.88	3-1-2028	410,000	417,589
CCO Holdings LLC 144A	5.13	5-1-2027	2,385,000	2,521,696
Cinemark USA Incorporated 144A	5.88	3-15-2026	115,000	117,753
Cinemark USA Incorporated 144A	8.75	5-1-2025	575,000	629,625
Consolidated Communications 144A	6.50	10-1-2028	790,000	853,303
CSC Holdings LLC 144A	6.50	2-1-2029	765,000	845,325
CSC Holdings LLC 144A	7.50	4-1-2028	1,515,000	1,670,742
Diamond Sports Group LLC 144A	5.38	8-15-2026	490,000	352,800
Diamond Sports Group LLC 144A	6.63	8-15-2027	975,000	507,000
Gray Television Incorporated	5.88	7-15-2026	1,210,000	1,253,863
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	1,580,000	1,656,030
Nielsen Finance LLC 144A	5.88	10-1-2030	1,945,000	2,107,894
QVC Incorporated	4.75	2-15-2027	405,000	419,175
Salem Media Group Incorporated 144A	6.75	6-1-2024	845,000	832,325
The E.W. Scripps Company	5.13	5-15-2025	1,640,000	1,670,750
Townsquare Media Incorporated 144A	6.88	2-1-2026	800,000	852,000
				16,707,870
Consumer discretionary: 5.94%
Auto components: 1.90%
Clarios Global LP 144A	6.25	5-15-2026	395,000	419,506
Clarios Global LP 144A	8.50	5-15-2027	545,000	586,556
Dana Holding Corporation	5.50	12-15-2024	2,000,000	2,040,400
Speedway Motors Incorporated 144A	4.88	11-1-2027	1,530,000	1,530,000
Tenneco Incorporated «	5.00	7-15-2026	7,030,000	6,625,775
Tenneco Incorproated 144A	5.13	4-15-2029	800,000	790,000
				11,992,237
Automobiles: 0.13%
Ford Motor Company	4.75	1-15-2043	400,000	402,960
Ford Motor Company	9.00	4-22-2025	345,000	417,835
				820,795
Diversified consumer services: 0.27%
Carriage Services Incorporated	6.63	6-1-2026	1,600,000	1,680,000
Hotels, restaurants & leisure: 1.62%
Carnival Corporation 144A	5.75	3-1-2027	410,000	420,763
Carnival Corporation 144A	7.63	3-1-2026	790,000	848,697
Carnival Corporation 144A	9.88	8-1-2027	730,000	859,495
Carnival Corporation 144A	11.50	4-1-2023	1,100,000	1,260,875
CCM Merger Incorporated	6.38	5-1-2026	1,585,000	1,683,064
NCL Corporation Limited 144A	5.88	3-15-2026	420,000	424,200
NCL Corporation Limited 144A	12.25	5-15-2024	1,055,000	1,278,006
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	475,000	477,375
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	1,145,000	1,261,710
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Hotels, restaurants & leisure (continued)
Royal Caribbean Cruises Limited 144A	10.88%	6-1-2023	$740,000	$ 851,222
Wyndham Hotels & Resorts Company	5.38	4-15-2026	815,000	833,338
				10,198,745
Household durables: 1.09%
Installed Building Company 144A	5.75	2-1-2028	6,190,000	6,468,550
Toll Brothers Finance Corporation	4.35	2-15-2028	380,000	410,875
				6,879,425
Multiline retail: 0.33%
Macy's Incorporated	8.38	6-15-2025	765,000	845,914
Nordstrom Incorporated 144A	8.75	5-15-2025	1,125,000	1,273,235
				2,119,149
Specialty retail: 0.60%
Asbury Automotive Group Incorporated	4.75	3-1-2030	800,000	826,400
Lithia Motors Incorporated 144A	4.63	12-15-2027	795,000	825,806
NMG Holding Company Incorporated 144A	7.13	4-1-2026	405,000	413,100
Rent-A-Center Incorporated 144A	6.38	2-15-2029	400,000	424,000
Sonic Automotive Incorporated	6.13	3-15-2027	1,230,000	1,279,200
				3,768,506
Consumer staples: 1.96%
Food & staples retailing: 0.20%
PetSmart Incorporated 144A	4.75	2-15-2028	820,000	838,622
PetSmart Incorporated 144A	7.75	2-15-2029	395,000	427,568
				1,266,190
Food products: 1.04%
CHS Incorporated 144A	6.88	4-15-2029	410,000	429,217
Kraft Heinz Foods Company	3.00	6-1-2026	400,000	420,938
Kraft Heinz Foods Company	4.38	6-1-2046	400,000	418,148
Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	1,395,000	1,447,619
Post Holdings Incorporated 144A	4.50	9-15-2031	3,920,000	3,876,880
				6,592,802
Household durables: 0.72%
Spectrum Brands Incorporated 144A	3.88	3-15-2031	4,611,000	4,513,016
Energy: 5.29%
Energy equipment & services: 1.04%
Bristow Group Incorporated 144A	6.88	3-1-2028	2,485,000	2,476,949
Hilcorp Energy Company 144A	6.25	11-1-2028	1,210,000	1,246,300
Pattern Energy Operations LP 144A	4.50	8-15-2028	1,575,000	1,600,594
USA Compression Partners LP	6.88	4-1-2026	1,225,000	1,256,391
				6,580,234
Oil, gas & consumable fuels: 4.25%
Aethon United 144A	8.25	2-15-2026	1,195,000	1,236,825
Antero Resources Corporation	5.00	3-1-2025	1,260,000	1,260,970
Apache Corporation	4.75	4-15-2043	430,000	398,825
Archrock Partners LP 144A	6.88	4-1-2027	795,000	828,788
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  17

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Buckeye Partners LP	5.85%	11-15-2043	$425,000	$ 412,830
Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	2,110,000	2,413,036
Cheniere Energy Partners LP	4.50	10-1-2029	1,560,000	1,617,751
Continental Resources Incorporated	4.50	4-15-2023	805,000	833,738
DCP Midstream Operating Company	5.13	5-15-2029	1,175,000	1,249,554
EnLink Midstream LLC	5.38	6-1-2029	850,000	794,750
EnLink Midstream Partners LP	5.60	4-1-2044	1,480,000	1,228,400
Enviva Partners LP 144A	6.50	1-15-2026	2,005,000	2,100,238
Harvest Midstream LP	7.50	9-1-2028	790,000	849,013
Indigo Natural Resources LLC	5.38	2-1-2029	840,000	827,576
Murphy Oil Corporation	5.75	8-15-2025	415,000	414,917
Murphy Oil Corporation	6.38	7-15-2028	115,000	115,083
New Fortress Energy Incorporated 144A%%	6.50	9-30-2026	760,000	765,700
Occidental Petroleum Corporation	6.45	9-15-2036	2,930,000	3,234,017
Range Resources Corporation	9.25	2-1-2026	770,000	836,620
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	370,000	399,600
Southwestern Energy Company	7.50	4-1-2026	1,575,000	1,666,382
Tallgrass Energy Partners LP	7.50	10-1-2025	1,975,000	2,125,791
Western Midstream Operating LP	5.30	2-1-2030	385,000	418,064
Western Midstream Operating LP	6.50	2-1-2050	725,000	783,906
				26,812,374
Financials: 3.66%
Banks: 1.35%
Citigroup Incorporated (U.S. SOFR+3.23%) ʊ±	4.70	1-30-2025	1,000,000	1,007,000
Citizens Financial Group (5 Year Treasury Constant Maturity+5.31%) ʊ±	5.65	10-6-2025	2,000,000	2,209,140
Fifth Third Bancorp (5 Year Treasury Constant Maturity+4.22%) ʊ±	4.50	9-30-2025	2,000,000	2,124,000
JPMorgan Chase & Company (U.S. SOFR+3.13%) ʊ±	4.60	2-3-2025	1,000,000	1,011,250
Truist Financial Corporation (5 Year Treasury Constant Maturity+4.61%) ʊ±	4.95	9-2-2025	2,000,000	2,167,500
				8,518,890
Capital markets: 0.13%
Oppenheimer Holdings Incorporated	5.50	10-1-2025	815,000	842,262
Consumer finance: 1.17%
Discover Financial Services (5 Year Treasury Constant Maturity+5.78%) ʊ±	6.13	6-23-2025	1,000,000	1,110,000
FirstCash Incorporated	4.63	9-1-2028	405,000	413,100
Ford Motor Credit Company LLC	4.39	1-8-2026	1,200,000	1,261,284
Ford Motor Credit Company LLC	5.13	6-16-2025	1,555,000	1,679,400
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	1,980,000	2,103,948
Springleaf Finance Corporation	7.13	3-15-2026	720,000	830,412
				7,398,144
Diversified financial services: 0.27%
LPL Holdings Incorporated 144A	4.63	11-15-2027	815,000	845,563
United Shore Financial Services LLC	5.50	11-15-2025	795,000	828,788
				1,674,351
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Insurance: 0.13%
Genworth Mortgage Holding	6.50%	8-15-2025	$385,000	$ 416,041
USI Incorporated 144A	6.88	5-1-2025	410,000	417,175
				833,216
Mortgage REITs: 0.27%
Starwood Property Trust Incorporated	4.75	3-15-2025	1,625,000	1,687,205
Thrifts & mortgage finance: 0.34%
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	1,685,000	1,685,000
United Wholesale Mortgage LLC 144A%%	5.50	4-15-2029	435,000	435,000
				2,120,000
Health care: 6.58%
Health care equipment & supplies: 1.59%
Hologic Incorporated 144A	3.25	2-15-2029	5,000,000	4,937,500
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	820,000	838,204
Teleflex Incorporated	4.63	11-15-2027	1,144,000	1,211,210
Teleflex Incorporated	4.88	6-1-2026	3,000,000	3,075,000
				10,061,914
Health care providers & services: 3.95%
AMN Healthcare Incorporated 144A	4.00	4-15-2029	4,500,000	4,477,500
AMN Healthcare Incorporated 144A	4.63	10-1-2027	1,350,000	1,380,375
Catalent Pharma Solutions Incorporated 144A	3.13	2-15-2029	2,900,000	2,784,000
Centene Corporation	3.38	2-15-2030	1,480,000	1,493,868
Centene Corporation	4.63	12-15-2029	1,390,000	1,504,404
Community Health Systems Incorporated 144A	6.63	2-15-2025	800,000	844,504
Davita Incorporated	4.63	6-1-2030	6,200,000	6,316,932
Encompass Health Corporation	4.63	4-1-2031	3,000,000	3,105,000
HealthSouth Corporation	5.13	3-15-2023	1,334,000	1,335,334
Select Medical Corporation 144A	6.25	8-15-2026	390,000	414,476
Tenet Healthcare Corporation	4.88	1-1-2026	405,000	421,103
Vizient Incorporated 144A	6.25	5-15-2027	790,000	838,388
				24,915,884
Health care technology: 0.52%
IQVIA Incorporated 144A	5.00	10-15-2026	3,160,000	3,282,450
Life sciences tools & services: 0.52%
Charles River Laboratories Incorporated 144A	4.00	3-15-2031	2,100,000	2,134,755
Charles River Laboratories Incorporated 144A	4.25	5-1-2028	1,100,000	1,133,000
				3,267,755
Industrials: 7.24%
Aerospace & defense: 1.70%
Moog Incorporated 144A	4.25	12-15-2027	2,000,000	2,040,000
Spirit AeroSystems Holdings Incorporated	4.60	6-15-2028	425,000	416,500
Spirit AeroSystems Holdings Incorporated	5.50	1-15-2025	1,190,000	1,258,425
TransDigm Group Incorporated 144A	4.63	1-15-2029	1,850,000	1,824,193
TransDigm Group Incorporated	6.38	6-15-2026	5,000,000	5,168,750
				10,707,868
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  19

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Airlines: 1.38%
American Airlines Group Incorporated 144A	3.75%	3-1-2025	$325,000	$ 277,261
American Airlines Group Incorporated 144A	5.50	4-20-2026	825,000	858,569
American Airlines Group Incorporated 144A	5.75	4-20-2029	1,275,000	1,356,154
Delta Air Lines Incorporated	3.75	10-28-2029	1,275,000	1,243,167
Delta Air Lines Incorporated 144A	4.75	10-20-2028	1,915,000	2,082,363
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	1,540,000	1,688,225
United Airlines Pass-Through Trust Certificates Series 2020-1 Class A	5.88	4-15-2029	1,097,803	1,217,127
				8,722,866
Commercial services & supplies: 1.96%
ACCO Brands Corporation 144A	4.25	3-15-2029	3,000,000	2,918,400
Clean Harbors Incorporated 144A	4.88	7-15-2027	1,500,000	1,582,500
Clean Harbors Incorporated 144A	5.13	7-15-2029	2,000,000	2,123,260
Covanta Holding Corporation	5.88	7-1-2025	405,000	419,175
Northern Light Health	5.02	7-1-2036	1,000,000	1,059,431
Plastipak Holdings Incorporated	6.25	10-15-2025	815,000	838,431
Stericycle Incorporated 144A	3.88	1-15-2029	3,470,000	3,426,625
				12,367,822
Construction & engineering: 0.34%
Aecom Company	5.13	3-15-2027	1,395,000	1,517,934
Dycom Industries Incorporated 144A%%	4.50	4-15-2029	640,000	641,600
				2,159,534
Electrical equipment: 0.93%
Sensata Technologies BV 144A	4.00	4-15-2029	5,750,000	5,853,673
Machinery: 0.33%
Meritor Incorporated	4.50	12-15-2028	410,000	411,230
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	1,545,000	1,657,013
				2,068,243
Road & rail: 0.26%
Uber Technologies Incorporated 144A	8.00	11-1-2026	1,540,000	1,667,050
Trading companies & distributors: 0.34%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	2,040,000	2,131,800
Information technology: 4.35%
Communications equipment: 1.16%
CommScope Incorporated 144A	8.25	3-1-2027	795,000	850,650
CommScope Technologies LLC 144A	5.00	3-15-2027	6,500,000	6,439,095
				7,289,745
Electronic equipment, instruments & components: 1.28%
MTS Systems Corporation 144A	5.75	8-15-2027	4,140,000	4,510,013
TTM Technologies Incorporated 144A	4.00	3-1-2029	3,615,000	3,569,813
				8,079,826
IT services: 0.13%
Sabre GLBL Incorporated 144A	9.25	4-15-2025	700,000	834,750
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Semiconductors & semiconductor equipment: 0.90%
Synaptics Incorporated 144A	4.00%	6-15-2029	$5,750,000	$ 5,705,725
Software: 0.20%
Logan Merger Sub Incorporated 144A	5.50	9-1-2027	400,000	418,752
MPH Acquisition Holdings Company 144A	5.75	11-1-2028	855,000	833,625
				1,252,377
Technology hardware, storage & peripherals: 0.68%
NCR Corporation 144A%%	5.13	4-15-2029	125,000	125,938
NCR Corporation 144A	5.75	9-1-2027	800,000	846,500
Western Digital Corporation	4.75	2-15-2026	3,000,000	3,307,350
				4,279,788
Materials: 4.01%
Chemicals: 2.10%
Koppers Incorporated 144A	6.00	2-15-2025	1,564,000	1,612,156
Olin Corporation	5.13	9-15-2027	2,460,000	2,546,100
Olin Corporation	5.50	8-15-2022	2,705,000	2,819,963
Tronox Incorporated 144A	4.63	3-15-2029	3,050,000	3,053,813
Valvoline Incorporated 144A	3.63	6-15-2031	3,322,000	3,214,035
				13,246,067
Containers & packaging: 1.37%
Ball Corporation	2.88	8-15-2030	6,950,000	6,694,588
Berry Global Incorporated «	5.13	7-15-2023	676,000	683,605
Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	1,205,000	1,263,744
				8,641,937
Metals & mining: 0.40%
Arches Buyer Incorporated 144A	4.25	6-1-2028	420,000	419,244
Arches Buyer Incorporated 144A	6.13	12-1-2028	405,000	417,150
Cleveland Cliffs Incorporated	5.88	6-1-2027	410,000	424,350
Cleveland Cliffs Incorporated 144A	9.88	10-17-2025	355,000	415,900
Freeport-McMoRan Incorporated	4.13	3-1-2028	800,000	840,960
				2,517,604
Paper & forest products: 0.14%
Vertical US Newco Incorporated	5.25	7-15-2027	815,000	853,203
Real estate: 2.01%
Equity REITs: 2.01%
Iron Mountain Incorporated 144A	4.88	9-15-2027	3,570,000	3,652,556
Sabra Health Care LP	3.90	10-15-2029	1,690,000	1,724,474
SBA Communications Corporation 144A	3.13	2-1-2029	3,250,000	3,123,738
SBA Communications Corporation	3.88	2-15-2027	2,475,000	2,529,945
Service Properties Trust Company	4.95	2-15-2027	1,685,000	1,666,044
				12,696,757
Utilities: 0.72%
Electric utilities: 0.46%
NextEra Energy Operating Partners LP	4.50	9-15-2027	1,120,000	1,211,000
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  21

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Electric utilities (continued)
NRG Energy Incorporated 144A	5.25%	6-15-2029	$770,000	$ 823,900
PG&E Corporation	5.25	7-1-2030	790,000	837,400
				2,872,300
Independent power & renewable electricity producers: 0.26%
TerraForm Power Operating LLC	5.00	1-31-2028	1,530,000	1,650,947
Total Corporate bonds and notes (Cost $281,757,251)				283,050,516

	Shares
Exchange-traded funds: 2.77%
Energy Select Sector SPDR Fund	117,713	5,775,000
The Industrial Select Sector SPDR Fund	118,835	11,699,292
Total Exchange-traded funds (Cost $15,594,947)		17,474,292

			Principal
Foreign corporate bonds and notes: 2.73%
Financials: 2.73%
Banks: 2.73%
ABN AMRO Bank NV (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.90%) ʊ±	4.75	9-22-2027	EUR	3,000,000	3,807,464
AIB Group plc (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +6.63%) ±	6.25	6-23-2025	EUR	2,000,000	2,629,869
Banco Santander SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +4.53%) ʊ±	4.38	1-14-2026	EUR	3,000,000	3,610,450
Bankia SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +6.22%) ʊ±	6.38	9-19-2023	EUR	3,000,000	3,819,320
Cooperatieve Rabobank UA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +6.63%) ±	6.63	12-29-2049	EUR	2,800,000	3,332,813
					17,199,916
Total Foreign corporate bonds and notes (Cost $15,921,075)					17,199,916
Loans: 1.14%
Communication services: 0.12%
Diversified telecommunication services: 0.03%
Consolidated Communications Incorporated (1 Month LIBOR+3.50%) ±	4.25	10-2-2027		$204,000	203,894
Media: 0.09%
Clear Channel Outdoor Holdings (1 Month LIBOR+3.50%) ±	3.61	8-21-2026		555,000	532,339
Consumer discretionary: 0.14%
Distributors: 0.07%
Spin Holdco Incorporated (1 Month LIBOR+4.00%) ±	4.75	3-1-2028		420,000	416,098
Hotels, restaurants & leisure: 0.00%
CCM Merger Incorporated (1 Month LIBOR+3.75%) ±	4.50	11-4-2025		30,000	30,019
Specialty retail: 0.07%
Great Outdoors Group LLC (1 Month LIBOR+4.25%) ±	5.00	3-6-2028		413,963	414,169
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Financials: 0.08%
Capital markets: 0.07%
Nexus Buyer LLC (1 Month LIBOR+3.75%) ±	3.93%	11-9-2026	$420,000	$ 417,640
Diversified financial services: 0.01%
Acuris Finance U.S. Incorporated (1 Month LIBOR+4.00%) ‡±	4.50	2-16-2028	100,000	99,125
Health care: 0.33%
Health care providers & services: 0.28%
Air Methods Corporation (3 Month LIBOR+3.50%) ±	4.50	4-22-2024	425,000	410,818
National Mentor Holdings Incorporated (1 Month LIBOR+3.75%) ±	4.50	2-18-2028	446,064	443,053
National Mentor Holdings Incorporated (1 Month LIBOR+3.75%) ±	4.50	2-18-2028	14,869	14,768
National Mentor Holdings Incorporated (1 Month LIBOR+3.75%) ±	4.50	2-18-2028	49,067	48,736
Surgery Center Holdings Incorporated (3 Month LIBOR+3.25%) ±	4.25	9-3-2024	835,665	826,656
				1,744,031
Health care technology: 0.05%
Project Ruby Ultimate Parent Corporation (1 Month LIBOR+3.25%) ±	4.00	3-3-2028	335,000	333,466
Industrials: 0.41%
Airlines: 0.14%
JetBlue Airways Corporation (1 Month LIBOR+5.25%) ±	6.25	6-17-2024	625,000	639,063
Mileage Plus Holdings LLC (1 Month LIBOR+5.25%) ±	6.25	6-21-2027	155,000	164,519
WestJet Airlines Limited (3 Month LIBOR+3.00%) ±	4.00	12-11-2026	110,000	106,597
				910,179
Industrial conglomerates: 0.10%
Werner Finco LP (3 Month LIBOR+4.00%) ‡±	5.00	7-24-2024	613,411	608,810
Professional services: 0.13%
The Dun & Bradstreet Corporation (1 Month LIBOR+3.25%) ±	3.36	2-6-2026	832,913	827,707
Road & rail: 0.04%
Uber Technologies Incorporated (1 Month LIBOR+3.50%) ±	3.61	4-4-2025	225,000	223,781
Information technology: 0.06%
Software: 0.06%
Emerald Topco Incorporated (1 Month LIBOR+3.50%) ±	3.71	7-24-2026	418,937	414,957
Total Loans (Cost $7,223,909)				7,176,215
Municipal obligations: 2.71%
California: 0.45%
Education revenue: 0.35%
California School Finance Authority Charter School 144A	4.25	7-1-2025	935,000	924,961
California School Finance Authority Charter School 144A	5.00	6-15-2031	1,350,000	1,299,102
				2,224,063
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  23

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.10%
California Municipal Finance Authority Series 2019B 144A	4.25%	11-1-2023	$610,000	$ 610,001
Colorado: 0.07%
Health revenue: 0.07%
Denver CO Health & Hospital Authority Series B	5.15	12-1-2026	445,000	467,925
Florida: 0.25%
Education revenue: 0.25%
Capital Trust Agency Renaissance Charter School Project Series B 144A	5.63	6-15-2023	495,000	501,269
Florida HEFAR Jacksonville University Project Series A2 144A	5.43	6-1-2027	1,000,000	1,077,106
				1,578,375
Georgia: 0.08%
Health revenue: 0.08%
Cobb County Development Authority Presbyterian Village Austell Project Series 2019B 144A	5.75	12-1-2028	500,000	491,643
Guam: 0.10%
Airport revenue: 0.10%
Guam Port Authority Series C	3.78	7-1-2021	635,000	637,424
Illinois: 0.50%
Miscellaneous revenue: 0.50%
Chicago IL Board of Education Taxable Build America Bonds Series E	6.04	12-1-2029	1,255,000	1,438,102
Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	1,640,000	1,699,611
				3,137,713
Indiana: 0.08%
Health revenue: 0.08%
Knox County IN Good Samaritian Hospital Project Industry Economic Development Series B	5.90	4-1-2034	480,000	497,604
Iowa: 0.19%
GO revenue: 0.19%
Coralville IA Series C	5.00	5-1-2030	1,200,000	1,195,820
Louisiana: 0.14%
Health revenue: 0.14%
Louisiana Local Government Environmental Facilities and Community Development Authority	5.75	1-1-2029	935,000	924,269
New Jersey: 0.16%
Education revenue: 0.16%
New Jersey Educational Facilities Authority Georgian Court University Series H	4.25	7-1-2028	1,000,000	1,003,133
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
New York: 0.22%
Education revenue: 0.09%
Yonkers Economic Development Corporation Series 2019B	4.50%	10-15-2024	$545,000	$ 539,606
Health revenue: 0.04%
Jefferson County NY Civic Facility Development Corporation Refunding Bond Series B Samaritan Medical Center Obligated Group	4.25	11-1-2028	275,000	281,264
Utilities revenue: 0.09%
New York Energy Research & Development Authority Green Bond Series A	4.81	4-1-2034	500,000	549,926
Oklahoma: 0.09%
Health revenue: 0.09%
Oklahoma Development Finance Authority	5.45	8-15-2028	500,000	554,956
Tennessee: 0.16%
Tax revenue: 0.16%
Bristol TN Industrial Development Board The Pinnacle Project Series A 144A	5.13	12-1-2042	1,000,000	1,011,833
Wisconsin: 0.22%
Education revenue: 0.22%
PFA Burrell College of Osteopathic Medicine Project 144A	5.13	6-1-2028	1,360,000	1,369,779
Total Municipal obligations (Cost $16,513,281)				17,075,334
Non-agency mortgage-backed securities: 0.75%
AFN LLC Series 2019-1A Class A2 144A	4.46	5-20-2049	1,000,000	1,035,060
Capital Automotive Real Estate Services Series 1A Class A6 144A	3.81	2-15-2050	499,479	504,250
Citigroup Commercial Mortgage Trust Series 2015-GC27 Class B	3.77	2-10-2048	2,524,616	2,686,335
JPMorgan Mortgage Trust Series 2019-2 Class A3 144A±±	4.00	8-25-2049	213,795	218,887
Sequoia Mortgage Trust Series 2018-6 Class A19 144A±±	4.00	7-25-2048	309,257	313,924
Total Non-agency mortgage-backed securities (Cost $4,569,844)				4,758,456

	Dividend Yield	Shares
Preferred stocks: 0.07%
Financials: 0.01%
Banks: 0.01%
Itaúsa SA	2.46	38,000	69,672
Information technology: 0.04%
Technology hardware, storage & peripherals: 0.04%
Samsung Electronics Company Limited	4.15	4,016	259,040
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  25

Portfolio of investments—March 31, 2021 (unaudited)

	Dividend Yield	Shares	Value
Materials: 0.02%
Chemicals: 0.02%
LG Chem Limited	2.63%	363	$ 123,165
Total Preferred stocks (Cost $348,225)			451,877

	Interest rate	Maturity date	Principal
Yankee corporate bonds and notes: 10.66%
Communication services: 0.14%
Wireless telecommunication services: 0.14%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	$795,000	846,468
Energy: 0.53%
Oil, gas & consumable fuels: 0.53%
Baytex Energy Corporation 144A	5.63	6-1-2024	2,235,000	2,100,900
Northriver Midstream Finance LP 144A	5.63	2-15-2026	1,215,000	1,262,993
				3,363,893
Financials: 5.49%
Banks: 4.07%
Barclays plc (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year+4.84%) ʊ±	7.75	9-15-2023	2,160,000	2,356,992
Credit Agricole SA (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year+4.90%) 144A±	7.88	12-29-2049	1,750,000	1,962,188
Credit Agricole SA (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year+6.19%) 144A±	8.13	12-29-2049	1,750,000	2,108,750
Danske Bank AS (7 Year Treasury Constant Maturity+4.13%) ʊ±	7.00	6-26-2025	2,300,000	2,581,750
HSBC Holdings plc (USD ICE Swap Rate 11:00am NY 5 Year+4.37%) ±	6.38	12-29-2049	2,000,000	2,204,000
ING Groep NV (USD ICE Swap Rate 11:00am NY 5 Year+4.20%) ʊ±	6.75	4-16-2024	3,800,000	4,142,000
Lloyds Banking Group plc (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year+4.76%) ±	7.50	4-30-2049	3,665,000	4,086,475
Skandinaviska Enskilda Banken AB (5 Year Treasury Constant Maturity+3.46%) ʊ±	5.13	5-13-2025	2,000,000	2,110,008
Societe Generale SA (USD ICE Swap Rate 11:00am NY 5 Year+5.87%) 144A±	8.00	12-29-2049	3,535,000	4,145,848
				25,698,011
Capital markets: 1.17%
Credit Suisse Group AG (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year+4.60%) 144A±	7.50	12-29-2049	2,395,000	2,592,176
Credit Suisse Group AG (5 Year Treasury Constant Maturity+4.89%) 144Aʊ±	5.25	2-11-2027	1,000,000	1,010,000
UBS Group Funding Switzerland AG (USD Swap Semi Annual (vs. 6 Month LIBOR) 5 Year+4.87%) ±	7.00	12-29-2049	3,330,000	3,796,200
				7,398,376
Diversified financial services: 0.25%
Tronox Finance plc 144A	5.75	10-1-2025	1,475,000	1,538,617
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Health care: 1.88%
Pharmaceuticals: 1.88%
Bausch Health Companies Incorporated 144A	5.25%	1-30-2030	$7,500,000	$ 7,539,000
Bausch Health Companies Incorporated 144A	5.75	8-15-2027	385,000	414,356
Bausch Health Companies Incorporated 144A	6.25	2-15-2029	1,180,000	1,254,294
Bausch Health Companies Incorporated 144A	8.50	1-31-2027	755,000	837,578
Endo Luxembourg Finance Company SARL 144A	6.13	4-1-2029	95,000	95,831
Teva Pharmaceutical Finance Netherlands III BV «	6.75	3-1-2028	1,515,000	1,702,103
				11,843,162
Industrials: 0.80%
Aerospace & defense: 0.18%
Bombardier Incorporated 144A	7.88	4-15-2027	1,130,000	1,108,180
Electrical equipment: 0.28%
Sensata Technologies BV 144A	5.63	11-1-2024	1,605,000	1,781,550
Machinery: 0.13%
Vertical Holdco GmbH	7.63	7-15-2028	780,000	838,695
Trading companies & distributors: 0.21%
FLY Leasing Limited «	5.25	10-15-2024	1,315,000	1,342,122
Information technology: 0.77%
Technology hardware, storage & peripherals: 0.77%
Seagate HDD 144A	3.13	7-15-2029	1,000,000	965,825
Seagate HDD 144A	4.09	6-1-2029	1,908,000	1,944,300
Seagate HDD 144A	4.88	6-1-2027	1,761,000	1,934,899
				4,845,024
Materials: 1.05%
Chemicals: 0.99%
Methanex Corporation	5.13	10-15-2027	3,755,000	3,839,488
Methanex Corporation	5.25	12-15-2029	2,320,000	2,392,929
				6,232,417
Containers & packaging: 0.06%
Ardagh Packaging Finance plc	4.13	8-15-2026	405,000	415,016
Total Yankee corporate bonds and notes (Cost $63,570,557)				67,251,531

		Yield	Shares
Short-term investments: 4.61%
Investment companies: 4.61%
Securities Lending Cash Investments LLC ♠∩∞		0.04	9,937,814	9,937,814
Wells Fargo Government Money Market Fund Select Class ♠∞##		0.03	19,137,850	19,137,850
Total Short-term investments (Cost $29,075,664)				29,075,664
Total investments in securities (Cost $583,118,399)	100.09%			631,387,231
Other assets and liabilities, net	(0.09)			(548,033)
Total net assets	100.00%			$630,839,198

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  27

Portfolio of investments—March 31, 2021 (unaudited)
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
†	Non-income-earning security
±	Variable rate investment. The rate shown is the rate in effect at period end.
‡	Security is valued using significant unobservable inputs.
±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.
##	All or a portion of this security is segregated for when-issued securities.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
%%	The security is purchased on a when-issued basis.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

Abbreviations:
ADR	American depositary receipt
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GDR	Global depositary receipt
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
LIBOR	London Interbank Offered Rate
PFA	Public Finance Authority
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$ 0	$ 74,343,849	$ (64,406,035)	$0	$0	$ 9,937,814		9,937,814	$ 1,405#
Wells Fargo Government Money Market Fund Select Class	24,438,752	166,807,351	(172,108,253)	0	0	19,137,850		19,137,850	3,294
				$0	$0	$29,075,664	4.61%		$4,699

#	Amount shown represents income before fees and rebates.
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
17,674,198 USD	14,800,000 EUR	Citibank NA	6-30-2021	$285,086	$0
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—March 31, 2021 (unaudited)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
IBEX 35 Index	286	4-16-2021	$ 28,991,134	$ 28,799,122	$ 0	$ (192,012)
OMX Stockholm 30 Index	1,115	4-16-2021	27,494,071	27,924,632	430,561	0
E-Mini Russell 2000 Index	171	6-18-2021	20,084,347	19,002,375	0	(1,081,972)
E-Mini S&P 500 Index	72	6-18-2021	14,260,402	14,282,640	22,238	0
MSCI Emerging Markets Index	338	6-18-2021	22,557,329	22,350,250	0	(207,079)
Short
E-Mini Nasdaq 100 Index	(59)	6-18-2021	(15,250,771)	(15,445,905)	0	(195,134)
Euro STOXX 50 Futures	(594)	6-18-2021	(26,305,171)	(26,929,930)	0	(624,759)
Mini-DAX Futures	(331)	6-18-2021	(28,224,970)	(29,168,561)	0	(943,591)
					$452,799	$(3,244,547)
Centrally cleared credit default swap contracts
Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount	Value	Premiums paid (received)	Unrealized gains	Unrealized losses
Sell Protection
Markit CDX North America High Yield Index	1.00%	Quarterly	12-20-2025	$1,000,000	$90,581	$85,332	$5,249	$0
Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
Dow Jones Industrial Average	Morgan Stanley Company Incorporated	(226)	$ (7,571,000)	$ 335.00	4-16-2021	$ (38,985)
iShares MSCI EAFE ETF	Morgan Stanley Company Incorporated	(452)	(3,503,000)	77.50	4-9-2021	(5,787)
iShares MSCI EAFE ETF	Morgan Stanley Company Incorporated	(520)	(4,056,000)	78.00	4-16-2021	(7,800)
iShares MSCI EAFE ETF	Morgan Stanley Company Incorporated	(3,995)	(31,560,500)	79.00	4-23-2021	(39,950)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company Incorporated	(411)	(2,260,500)	55.00	4-1-2021	(151)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company Incorporated	(612)	(3,641,400)	59.50	4-1-2021	0
iShares MSCI Emerging Markets ETF	Morgan Stanley Company Incorporated	(4,043)	(24,055,850)	59.50	4-9-2021	(1,463)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company Incorporated	(2,992)	(17,952,000)	60.00	4-16-2021	(4,488)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company Incorporated	(122)	(658,800)	54.00	4-23-2021	(8,357)
Russell 2000 Index	Morgan Stanley Company Incorporated	(2)	(450,000)	2,250.00	4-1-2021	(580)
Russell 2000 Index	Morgan Stanley Company Incorporated	(4)	(478,000)	2,730.00	4-9-2021	0
Russell 2000 Index	Morgan Stanley Company Incorporated	(2)	(478,000)	2,390.00	4-16-2021	(630)
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  29

Portfolio of investments—March 31, 2021 (unaudited)
Written options (continued)
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
S&P 500 Index	Morgan Stanley Company Incorporated	(28)	$(10,920,000)	$3,900.00	4-1-2021	$(210,700)
S&P 500 Index	Morgan Stanley Company Incorporated	(26)	(10,452,000)	4,020.00	4-9-2021	(31,070)
S&P 500 Index	Morgan Stanley Company Incorporated	(18)	(7,695,000)	4,275.00	4-9-2021	(225)
S&P 500 Index	Morgan Stanley Company Incorporated	(28)	(11,914,000)	4,255.00	4-16-2021	(1,750)
S&P 500 Index	Morgan Stanley Company Incorporated	(11)	(4,405,500)	4,005.00	4-16-2021	(32,670)
S&P 500 Index	Morgan Stanley Company Incorporated	(30)	(12,030,000)	4,010.00	4-23-2021	(112,350)
SPDR Euro STOXX 50 ETF	Morgan Stanley Company Incorporated	(6,007)	(26,731,150)	44.50	4-1-2021	(105,123)
						$(602,079)
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Diversified Income Builder Fund

Statement of assets and liabilities—March 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities (including $9,752,021 of securities loaned), at value (cost $554,042,735)	$ 602,311,567
Investments in affiliated securites, at value (cost $29,075,664)	29,075,664
Cash	244,944
Cash at broker segregated for forward foreign currency contracts	250,000
Cash at broker segregated for futures contracts	13,430,534
Cash at broker segregated for swap contracts	82,505
Foreign currency, at value (cost $145,358)	145,243
Receivable for investments sold	5,183,299
Receivable for dividends and interest	5,181,895
Receivable for Fund shares sold	331,039
Unrealized gains on forward foreign currency contracts	285,086
Receivable for daily variation margin on open futures contracts	145,054
Receivable for daily variation margin on centrally cleared swap contracts	77,559
Receivable for securities lending income, net	2,730
Prepaid expenses and other assets	189,178
Total assets	656,936,297
Liabilities
Payable for investments purchased	11,149,029
Payable upon receipt of securities loaned	9,937,814
Payable for when-issued transactions	1,968,644
Cash due to broker (including foreign currency), at value	1,376,678
Payable for Fund shares redeemed	736,327
Written options at value (premiums received $592,724)	602,079
Management fee payable	168,354
Administration fees payable	87,936
Distribution fee payable	68,014
Trustees’ fees and expenses payable	2,224
Total liabilities	26,097,099
Total net assets	$630,839,198
Net assets consist of
Paid-in capital	$ 609,574,853
Total distributable earnings	21,264,345
Total net assets	$630,839,198
Computation of net asset value and offering price per share
Net assets – Class A	$ 221,067,241
Shares outstanding – Class A1	34,954,461
Net asset value per share – Class A	$6.32
Maximum offering price per share – Class A2	$6.71
Net assets – Class C	$ 106,578,041
Shares outstanding – Class C1	16,806,290
Net asset value per share – Class C	$6.34
Net assets – Class R6	$ 48,206,488
Shares outstanding – Class R6[1]	7,817,624
Net asset value per share – Class R6	$6.17
Net assets – Administrator Class	$ 7,530,556
Shares outstanding – Administrator Class[1]	1,221,072
Net asset value per share – Administrator Class	$6.17
Net assets – Institutional Class	$ 247,456,872
Shares outstanding – Institutional Class[1]	40,166,134
Net asset value per share – Institutional Class	$6.16
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  31

Statement of operations—six months ended March 31, 2021 (unaudited)

Investment income
Interest (net of foreign withholding taxes of $22)	$ 10,337,106
Dividends (net of foreign withholdings taxes of $94,244)	2,280,678
Income from affiliated securities	11,908
Total investment income	12,629,692
Expenses
Management fee	1,724,171
Administration fees
Class A	231,801
Class C	116,360
Class R6	6,026
Administrator Class	5,054
Institutional Class	164,808
Shareholder servicing fees
Class A	275,920
Class C	138,474
Administrator Class	9,711
Distribution fee
Class C	415,397
Custody and accounting fees	63,623
Professional fees	31,429
Registration fees	51,719
Shareholder report expenses	55,457
Trustees’ fees and expenses	9,610
Other fees and expenses	28,860
Total expenses	3,328,420
Less: Fee waivers and/or expense reimbursements
Fund-level	(730,095)
Class A	(3,203)
Net expenses	2,595,122
Net investment income	10,034,570
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	19,312,401
Forward foreign currency contracts	90,445
Futures contracts	9,199,940
Swap contracts	(12,230)
Written options	(1,514,739)
Net realized gains on investments	27,075,817
Net change in unrealized gains (losses) on
Unaffiliated securities	15,707,037
Forward foreign currency contracts	151,254
Futures contracts	(2,630,394)
Swap contracts	5,249
Written options	136,109
Net change in unrealized gains (losses) on investments	13,369,255
Net realized and unrealized gains (losses) on investments	40,445,072
Net increase in net assets resulting from operations	$50,479,642
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Diversified Income Builder Fund

Statement of changes in net assets

	Six months ended March 31, 2021 (unaudited)		Year ended September 30, 2020
Operations
Net investment income		$ 10,034,570		$ 23,453,612
Net realized gains (losses) on investments		27,075,817		(26,434,450)
Net change in unrealized gains (losses) on investments		13,369,255		3,049,280
Net increase in net assets resulting from operations		50,479,642		68,442
Distributions to shareholders from
Net investment income and net realized gains
Class A		(3,963,166)		(7,974,881)
Class C		(1,543,879)		(3,442,983)
Class R6		(855,236)		(73,583)
Administrator Class		(146,498)		(348,382)
Institutional Class		(5,078,218)		(11,069,027)
Total distributions to shareholders		(11,586,997)		(22,908,856)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,803,429	17,326,959	8,052,563	48,385,274
Class C	895,882	5,596,570	3,953,049	23,706,227
Class R6	7,646,382	44,587,081	841,991	4,847,478
Administrator Class	106,268	648,490	355,491	2,049,792
Institutional Class	3,650,423	22,055,732	14,351,208	83,589,460
		90,214,832		162,578,231
Reinvestment of distributions
Class A	587,548	3,659,150	1,272,184	7,483,676
Class C	234,157	1,461,597	528,297	3,114,940
Class R6	139,995	854,607	12,784	72,670
Administrator Class	23,077	140,218	51,332	294,574
Institutional Class	680,906	4,131,453	1,568,325	8,983,878
		10,247,025		19,949,738
Payment for shares redeemed
Class A	(4,316,404)	(26,863,253)	(14,997,369)	(86,951,189)
Class C	(3,751,187)	(23,282,433)	(8,233,132)	(47,960,287)
Class R6	(417,278)	(2,555,108)	(410,302)	(2,237,315)
Administrator Class	(263,179)	(1,601,398)	(1,068,453)	(6,052,620)
Institutional Class	(8,119,391)	(49,127,796)	(24,780,617)	(137,999,151)
		(103,429,988)		(281,200,562)
Net decrease in net assets resulting from capital share transactions		(2,968,131)		(98,672,593)
Total increase (decrease) in net assets		35,924,514		(121,513,007)
Net assets
Beginning of period		594,914,684		716,427,691
End of period		$ 630,839,198		$ 594,914,684
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  33

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class A	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$5.95	$6.06	$6.33	$6.42	$6.13	$5.71
Net investment income	0.10	0.21	0.22	0.21	0.20	0.20
Net realized and unrealized gains (losses) on investments	0.38	(0.12)	0.02	(0.01)	0.35	0.64
Total from investment operations	0.48	0.09	0.24	0.20	0.55	0.84
Distributions to shareholders from
Net investment income	(0.11)	(0.20)	(0.23)	(0.19)	(0.22)	(0.21)
Net realized gains	0.00	0.00	(0.28)	(0.10)	(0.04)	(0.21)
Total distributions to shareholders	(0.11)	(0.20)	(0.51)	(0.29)	(0.26)	(0.42)
Net asset value, end of period	$6.32	$5.95	$6.06	$6.33	$6.42	$6.13
Total return[1]	8.14%	1.59%	4.51%	3.23%	9.16%	15.39%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.07%	1.05%	1.04%	1.05%	1.08%
Net expenses	0.85%	0.85%	0.85%	0.90%	1.05%	1.08%
Net investment income	3.15%	3.50%	3.75%	3.34%	3.29%	3.55%
Supplemental data
Portfolio turnover rate	58%	39%	43%	50%	29%	38%
Net assets, end of period (000s omitted)	$221,067	$213,551	$251,673	$231,176	$220,977	$154,496

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Diversified Income Builder Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class C	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$5.97	$6.07	$6.34	$6.44	$6.14	$5.72
Net investment income	0.08	0.17	0.18	0.17	0.16	0.16 [1]
Net realized and unrealized gains (losses) on investments	0.38	(0.11)	0.02	(0.02)	0.35	0.63
Total from investment operations	0.46	0.06	0.20	0.15	0.51	0.79
Distributions to shareholders from
Net investment income	(0.09)	(0.16)	(0.19)	(0.15)	(0.17)	(0.16)
Net realized gains	0.00	0.00	(0.28)	(0.10)	(0.04)	(0.21)
Total distributions to shareholders	(0.09)	(0.16)	(0.47)	(0.25)	(0.21)	(0.37)
Net asset value, end of period	$6.34	$5.97	$6.07	$6.34	$6.44	$6.14
Total return[2]	7.70%	0.98%	3.71%	2.32%	8.51%	14.51%
Ratios to average net assets (annualized)
Gross expenses	1.83%	1.82%	1.80%	1.79%	1.80%	1.83%
Net expenses	1.60%	1.60%	1.60%	1.65%	1.80%	1.83%
Net investment income	2.38%	2.75%	2.99%	2.59%	2.54%	2.80%
Supplemental data
Portfolio turnover rate	58%	39%	43%	50%	29%	38%
Net assets, end of period (000s omitted)	$106,578	$115,929	$140,722	$166,750	$165,513	$129,856

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  35

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class R6	Six months ended March 31, 2021 (unaudited)	2020	2019	2018 [1]
Net asset value, beginning of period	$5.81	$5.91	$6.18	$6.17
Net investment income	0.11 [2]	0.22	0.24 [2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	0.37	(0.09)	0.03	0.02
Total from investment operations	0.48	0.13	0.27	0.04
Distributions to shareholders from
Net investment income	(0.12)	(0.23)	(0.26)	(0.03)
Net realized gains	0.00	0.00	(0.28)	0.00
Total distributions to shareholders	(0.12)	(0.23)	(0.54)	(0.03)
Net asset value, end of period	$6.17	$5.81	$5.91	$6.18
Total return[3]	8.39%	2.25%	5.07%	0.71%
Ratios to average net assets (annualized)
Gross expenses	0.65%	0.64%	0.61%	0.64%
Net expenses	0.42%	0.42%	0.42%	0.41%
Net investment income	3.60%	3.89%	4.17%	2.31%
Supplemental data
Portfolio turnover rate	58%	39%	43%	50%
Net assets, end of period (000s omitted)	$48,206	$2,605	$24	$25

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Diversified Income Builder Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Administrator Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$5.81	$5.91	$6.19	$6.29	$6.00	$5.60
Net investment income	0.10 [1]	0.21 [1]	0.22 [1]	0.21 [1]	0.21 [1]	0.21 [1]
Net realized and unrealized gains (losses) on investments	0.37	(0.10)	0.02	(0.01)	0.34	0.61
Total from investment operations	0.47	0.11	0.24	0.20	0.55	0.82
Distributions to shareholders from
Net investment income	(0.11)	(0.21)	(0.24)	(0.20)	(0.22)	(0.21)
Net realized gains	0.00	0.00	(0.28)	(0.10)	(0.04)	(0.21)
Total distributions to shareholders	(0.11)	5.81	5.91	6.19	6.29	6.00
Net asset value, end of period	$6.17	$5.81	$5.91	$6.19	$6.29	$6.00
Total return[2]	8.21%	1.89%	4.52%	3.21%	9.45%	15.45%
Ratios to average net assets (annualized)
Gross expenses	1.00%	0.99%	0.97%	0.96%	0.97%	1.00%
Net expenses	0.77%	0.77%	0.77%	0.81%	0.90%	0.90%
Net investment income	3.21%	3.57%	3.77%	3.40%	3.51%	3.72%
Supplemental data
Portfolio turnover rate	58%	39%	43%	50%	29%	38%
Net assets, end of period (000s omitted)	$7,531	$7,868	$11,916	$32,938	$41,975	$70,051

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  37

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Institutional Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$5.80	$5.91	$6.19	$6.28	$6.00	$5.59
Net investment income	0.11	0.22 [1]	0.24	0.23	0.24	0.23
Net realized and unrealized gains (losses) on investments	0.37	(0.11)	0.01	(0.01)	0.31	0.61
Total from investment operations	0.48	0.11	0.25	0.22	0.55	0.84
Distributions to shareholders from
Net investment income	(0.12)	(0.22)	(0.25)	(0.21)	(0.23)	(0.22)
Net realized gains	0.00	0.00	(0.28)	(0.10)	(0.04)	(0.21)
Total distributions to shareholders	(0.12)	(0.22)	(0.53)	(0.31)	(0.27)	(0.43)
Net asset value, end of period	$6.16	$5.80	$5.91	$6.19	$6.28	$6.00
Total return[2]	8.35%	1.98%	4.80%	3.62%	9.49%	15.88%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.74%	0.72%	0.71%	0.72%	0.75%
Net expenses	0.52%	0.52%	0.52%	0.57%	0.71%	0.71%
Net investment income	3.47%	3.83%	4.07%	3.67%	3.60%	3.92%
Supplemental data
Portfolio turnover rate	58%	39%	43%	50%	29%	38%
Net assets, end of period (000s omitted)	$247,457	$254,963	$312,093	$335,589	$315,413	$124,116

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Income Builder Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2021, such fair value pricing was not used in pricing foreign securities.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Wells Fargo Diversified Income Builder Fund  |  39

Notes to financial statements (unaudited)
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options and swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

40  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements (unaudited)
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values and foreign exchange rates and is subject to interest rate risk, equity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the OTC market (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays

Wells Fargo Diversified Income Builder Fund  |  41

Notes to financial statements (unaudited)
fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax

42  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements (unaudited)
character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $584,719,310 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$53,688,682
Gross unrealized losses	(9,535,067)
Net unrealized gains	$44,153,615
As of September 30, 2020, the Fund had capital loss carryforwards which consisted of $20,392,779 in short-term capital losses and $29,814,193 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Diversified Income Builder Fund  |  43

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Asset-backed securities	$ 0	$ 12,828,782	$ 0	$ 12,828,782
Common stocks
Communication services	10,023,067	0	0	10,023,067
Consumer discretionary	13,660,209	0	0	13,660,209
Consumer staples	7,485,361	0	0	7,485,361
Energy	4,191,040	0	0	4,191,040
Financials	18,956,323	0	0	18,956,323
Health care	34,979,882	0	0	34,979,882
Industrials	23,318,530	0	0	23,318,530
Information technology	45,786,689	0	0	45,786,689
Materials	9,467,602	0	0	9,467,602
Real estate	2,745,828	0	0	2,745,828
Utilities	4,430,117	0	0	4,430,117
Corporate bonds and notes	0	283,050,516	0	283,050,516
Exchange-traded funds	17,474,292	0	0	17,474,292
Foreign corporate bonds and notes	0	17,199,916	0	17,199,916
Loans	0	6,468,280	707,935	7,176,215
Municipal obligations	0	17,075,334	0	17,075,334
Non-agency mortgage-backed securities	0	4,758,456	0	4,758,456
Preferred stocks
Financials	69,672	0	0	69,672
Information technology	259,040	0	0	259,040
Materials	123,165	0	0	123,165
Yankee corporate bonds and notes	0	67,251,531	0	67,251,531
Short-term investments
Investment companies	29,075,664	0	0	29,075,664
	222,046,481	408,632,815	707,935	631,387,231
Forward foreign currency contract	0	285,086	0	285,086
Futures contracts	452,799	0	0	452,799
Swap contracts	0	5,249	0	5,249
Total assets	$222,499,280	$408,923,150	$707,935	$632,130,365
Liabilities
Futures contracts	$ 3,244,547	$ 0	$ 0	$ 3,244,547
Written options	0	602,079	0	602,079
Total liabilities	$ 3,244,547	$ 602,079	$ 0	$ 3,846,626
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.

44  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements (unaudited)
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.550%
Next $500 million	0.525
Next $2 billion	0.500
Next $2 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the six months ended March 31, 2021, the management fee was equivalent to an annual rate of 0.54% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

Wells Fargo Diversified Income Builder Fund  |  45

Notes to financial statements (unaudited)
Expense ratio caps
Class A	0.85%
Class C	1.60
Class R6	0.42
Administrator Class	0.77
Institutional Class	0.52
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2021, Funds Distributor received $9,193 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2021 were $363,930,146 and $346,825,414, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:

46  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements (unaudited)
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Incorporated	$3,617,417	$(3,617,417)	$0
BNP Paribas Securities Corporation	2,314,648	(2,314,648)	0
Citigroup Global Markets Incorporated	1,881,171	(1,881,171)	0
Credit Suisse Securities (USA) LLC	499,588	(499,588)	0
JPMorgan Securities LLC	1,439,197	(1,439,197)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the six months ended March 31, 2021, the Fund entered into futures contracts for economic hedging purposes. The Fund also entered into forward foreign currency contracts for economic hedging purposes and entered into credit default swap contracts for hedging or cash management purposes.
The volume of the Fund's derivative activity during the six months ended March 31, 2021 was as follows:
Options
Average number of contracts written	14,806
Futures contracts
Average notional balance on long futures	$120,535,143
Average notional balance on short futures	60,819,523
Forward foreign currency contracts
Average contract amounts to buy	$ 2,917,060
Average contract amounts to sell	17,260,024
Swap contracts
Average notional balance	$ 109,890
The Fund's swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2021 by risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Equity risk	Unrealized gains on futures contracts	$ 452,799*	Unrealized losses on futures contracts	$ 3,244,547*
Equity risk			Written options, at value	602,079
Foreign currency risk	Unrealized gains on forward foreign currency contracts	285,086	Unrealized losses on forward foreign currency contracts	0
Credit risk	Net unrealized gains on swap contracts	5,249*	Net unrealized losses on swap contracts	0*
		$743,134		$3,846,626
* Amount represents the cumulative unrealized gains (losses) as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, only the current day's variation margin as of March 31, 2021 is reported separately on the Statement of Assets and Liabilities.

Wells Fargo Diversified Income Builder Fund  |  47

Notes to financial statements (unaudited)
The effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2021 was as follows for the Fund:
	Amount of realized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Written options	Total
Equity risk	$ 9,199,940	$ 0	$ 0	$ (1,514,739)	$ 7,685,201
Foreign currency risk	0	90,455	0	0	90,445
Credit risk	0	0	(12,230)	0	(12,230)
	$9,199,940	$90,445	$(12,230)	$(1,514,739)	$7,763,416

	Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Written options	Total
Interest rate risk	$ 272,361	$ 0	$ 0	$ 0	$ 272,361
Equity risk	(3,031,692)	0	0	136,109	(2,895,583)
Foreign currency risk	128,937	151,254	0	0	280,191
Credit risk	0	0	5,249	0	5,249
	$(2,630,394)	$151,254	$5,249	$136,109	$(2,337,782)
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of assets
Citibank NA	$285,086	$0	$(250,000)	$35,086
1 Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
8. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended March 31, 2021, there were no borrowings by the Fund under the agreement.

48  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements (unaudited)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Diversified Income Builder Fund  |  49

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

50  |  Wells Fargo Diversified Income Builder Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Diversified Income Builder Fund  |  51

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

52  |  Wells Fargo Diversified Income Builder Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Diversified Income Builder Fund  |  53

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00288 05-21
SA226/SAR226 03-21

Semi-Annual Report
March 31, 2021
Wells Fargo
Index Asset Allocation Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery
The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Index Asset Allocation Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Wells Fargo Index Asset Allocation Fund for the six-month period that ended March 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks performed extremely well, benefiting from ongoing central bank support and rising optimism over the development and distribution of effective COVID-19 vaccines. Bonds also had positive returns, led by global bonds and high-yield bonds.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 19.07%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.10%, while the MSCI EM Index (Net),3 had even stronger performance, with a 22.43% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -2.73%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 returned -0.47%, and the Bloomberg Barclays Municipal Bond Index,6 returned 1.46% while the ICE BofA U.S. High Yield Index,7 gained 7.44%.
Hope drove the stock markets to new highs.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services purchasing managers’ index contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Index Asset Allocation Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January's expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude-oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even within markets where the vaccine has lagged, such as the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Index Asset Allocation Fund  |  3

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (expected to be extended through June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

4  |  Wells Fargo Index Asset Allocation Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term total return, consisting of capital appreciation and current income.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Mangagement Incorporated
Portfolio managers	Kandarp R. Acharya, CFA®‡, FRM, Petros N. Bocray, CFA®‡, FRM, Christian L. Chan, CFA®‡

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SFAAX)	11-13-1986	22.19	9.08	9.90	29.64	10.38	10.55	1.10	1.08
Class C (WFALX)	4-1-1998	27.69	9.56	9.72	28.69	9.56	9.72	1.85	1.83
Administrator Class (WFAIX)	11-8-1999	–	–	–	29.89	10.57	10.78	1.02	0.90
Institutional Class (WFATX)[3]	10-31-2016	–	–	–	30.07	10.72	10.86	0.77	0.75
Index Asset Allocation Blended Index[4]	–	–	–	–	29.07	10.84	11.29	–	–
Bloomberg Barclays U.S. Treasury Index[5]	–	–	–	–	-4.43	2.23	2.90	–	–
S&P 500 Index[6]	–	–	–	–	56.35	16.29	13.91	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.08% for Class A, 1.83% for Class C, 0.90% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	Source: Wells Fargo Funds Management, LLC. Index Asset Allocation Blended Index is composed 60% of the S&P 500 Index and 40% of the Bloomberg Barclays U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Blended Index was composed 60% of the S&P 500 Index and 40% of the Bloomberg Barclays U.S. Treasury 20+ Year Index. You cannot invest directly in an index.
[5]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.
[6]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Index Asset Allocation Fund

Performance highlights (unaudited)
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Index Asset Allocation Fund  |  7

Performance highlights (unaudited)
Ten largest holdings (%) as of March 31, 2021[1]
Apple Incorporated	3.44
Microsoft Corporation	3.16
Amazon.com Incorporated	2.36
Facebook Incorporated Class A	1.26
Alphabet Incorporated Class A	1.10
Alphabet Incorporated Class C	1.06
Tesla Motors Incorporated	0.94
Berkshire Hathaway Incorporated Class B	0.87
JPMorgan Chase & Company	0.83
Johnson & Johnson	0.77
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Allocation (%) as of March 31, 2021
	Neutral allocation	Effective allocation[1]
Bonds	40	38
Stocks	60	67
Effective cash	0	(5)
[1]	The effective allocation reflects the effect of the tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. Effective allocations are subject to change and may have changed since the date specified.

8  |  Wells Fargo Index Asset Allocation Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,095.09	$5.64	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.44	1.08%
Class C
Actual	$1,000.00	$1,091.23	$9.54	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.81	$9.20	1.83%
Administrator Class
Actual	$1,000.00	$1,096.20	$4.70	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%
Institutional Class
Actual	$1,000.00	$1,097.03	$3.92	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Index Asset Allocation Fund  |  9

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities: 0.00%
FNMA Series 2002-T1 Class A4	9.50%	11-25-2031	$ 27,470	$ 33,606
Total Agency securities (Cost $27,470)				33,606

	Shares
Common stocks: 59.87%
Communication services: 6.54%
Diversified telecommunication services: 0.84%
AT&T Incorporated	206,425	6,248,485
Lumen Technologies Incorporated	28,561	381,289
Verizon Communications Incorporated	119,532	6,950,786
		13,580,560
Entertainment: 1.27%
Activision Blizzard Incorporated	22,488	2,091,384
Electronic Arts Incorporated	8,321	1,126,414
Live Nation Entertainment Incorporated †	4,163	352,398
Netflix Incorporated †	12,824	6,689,768
Take-Two Interactive Software Incorporated †	3,334	589,118
The Walt Disney Company †	52,461	9,680,104
		20,529,186
Interactive media & services: 3.51%
Alphabet Incorporated Class A †	8,665	17,871,736
Alphabet Incorporated Class C †	8,308	17,186,180
Facebook Incorporated Class A †	69,020	20,328,461
Twitter Incorporated †	22,998	1,463,363
		56,849,740
Media: 0.79%
Charter Communications Incorporated Class A †	4,076	2,514,974
Comcast Corporation Class A	131,977	7,141,275
Discovery Incorporated Class A †	4,617	200,655
Discovery Incorporated Class C †	8,330	307,294
DISH Network Corporation Class A †	7,169	259,518
Fox Corporation Class A	9,613	347,125
Fox Corporation Class B	4,434	154,880
Interpublic Group of Companies Incorporated	11,344	331,245
News Corporation Class A	11,298	287,308
News Corporation Class B	3,524	82,673
Omnicom Group Incorporated	6,212	460,620
ViacomCBS Incorporated Class B	16,876	761,108
		12,848,675
Wireless telecommunication services: 0.13%
T-Mobile US Incorporated †	16,876	2,114,394
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Consumer discretionary: 7.49%
Auto components: 0.09%
Aptiv plc †	7,832	$ 1,080,033
BorgWarner Incorporated	6,932	321,368
		1,401,401
Automobiles: 1.16%
Ford Motor Company †	113,509	1,390,485
General Motors Company †	36,981	2,124,928
Tesla Motors Incorporated †	22,782	15,216,781
		18,732,194
Distributors: 0.08%
Genuine Parts Company	4,170	482,010
LKQ Corporation †	8,128	344,058
Pool Corporation	1,169	403,586
		1,229,654
Hotels, restaurants & leisure: 1.29%
Booking Holdings Incorporated †	1,178	2,744,552
Caesars Entertainment Incorporated †	6,108	534,145
Carnival Corporation †	23,229	616,498
Chipotle Mexican Grill Incorporated †	809	1,149,443
Darden Restaurants Incorporated	3,764	534,488
Domino's Pizza Incorporated	1,119	411,557
Expedia Group Incorporated	3,997	687,964
Hilton Worldwide Holdings Incorporated †	8,034	971,471
Las Vegas Sands Corporation	9,490	576,612
Marriott International Incorporated Class A †	7,687	1,138,522
McDonald's Corporation	21,468	4,811,838
MGM Resorts International	11,920	452,841
Norwegian Cruise Line Holdings Limited †	10,591	292,206
Penn National Gaming Incorporated †	4,380	459,199
Royal Caribbean Cruises Limited †	6,351	543,709
Starbucks Corporation	34,079	3,723,812
Wynn Resorts Limited †	3,034	380,373
Yum! Brands Incorporated	8,635	934,134
		20,963,364
Household durables: 0.27%
D.R. Horton Incorporated	9,604	855,908
Garmin Limited	4,316	569,065
Leggett & Platt Incorporated	3,850	175,753
Lennar Corporation Class A	7,973	807,107
Mohawk Industries Incorporated †	1,711	329,042
Newell Rubbermaid Incorporated	10,931	292,732
NVR Incorporated †	100	471,093
PulteGroup Incorporated	7,737	405,728
Whirlpool Corporation	1,824	401,918
		4,308,346
Internet & direct marketing retail: 2.47%
Amazon.com Incorporated †	12,350	38,211,888
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  11

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Internet & direct marketing retail (continued)
eBay Incorporated	18,725	$ 1,146,719
Etsy Incorporated †	3,644	734,885
		40,093,492
Leisure products: 0.02%
Hasbro Incorporated	3,669	352,664
Multiline retail: 0.31%
Dollar General Corporation	7,030	1,424,419
Dollar Tree Incorporated †	6,807	779,129
Target Corporation	14,438	2,859,735
		5,063,283
Specialty retail: 1.38%
Advance Auto Parts Incorporated	1,897	348,081
AutoZone Incorporated †	642	901,561
Best Buy Company Incorporated	6,684	767,390
CarMax Incorporated †	4,691	622,308
L Brands Incorporated †	6,811	421,328
Lowe's Companies Incorporated	21,130	4,018,503
O'Reilly Automotive Incorporated †	2,026	1,027,689
Ross Stores Incorporated	10,276	1,232,195
The Gap Incorporated	5,992	178,442
The Home Depot Incorporated	31,174	9,515,864
The TJX Companies Incorporated	34,788	2,301,226
Tractor Supply Company	3,343	591,978
Ulta Beauty Incorporated †	1,617	499,928
		22,426,493
Textiles, apparel & luxury goods: 0.42%
HanesBrands Incorporated	10,074	198,156
Nike Incorporated Class B	36,821	4,893,143
PVH Corporation	2,063	218,059
Ralph Lauren Corporation	1,397	172,055
Tapestry Incorporated †	8,136	335,285
Under Armour Incorporated Class A †	5,466	121,127
Under Armour Incorporated Class C †	5,654	104,373
VF Corporation	9,305	743,656
		6,785,854
Consumer staples: 3.67%
Beverages: 0.88%
Brown-Forman Corporation Class B	5,282	364,300
Constellation Brands Incorporated Class A	4,895	1,116,060
Molson Coors Brewing Company Class B	5,426	277,540
Monster Beverage Corporation †	10,662	971,202
PepsiCo Incorporated	39,704	5,616,131
The Coca-Cola Company	111,749	5,890,290
		14,235,523
Food & staples retailing: 0.80%
Costco Wholesale Corporation	12,733	4,488,128
Sysco Corporation	14,705	1,157,872
The Kroger Company	22,007	792,032
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Food & staples retailing (continued)
Walgreens Boots Alliance Incorporated	20,689	$ 1,135,826
Walmart Incorporated	39,838	5,411,196
		12,985,054
Food products: 0.58%
Archer Daniels Midland Company	16,100	917,700
Campbell Soup Company	5,827	292,923
ConAgra Foods Incorporated	14,013	526,889
General Mills Incorporated	17,514	1,073,958
Hormel Foods Corporation	8,080	386,062
Kellogg Company	7,279	460,761
Lamb Weston Holdings Incorporated	4,215	326,578
McCormick & Company Incorporated	6,979	622,248
Mondelez International Incorporated Class A	40,483	2,369,470
The Hershey Company	4,211	666,012
The J.M. Smucker Company	3,128	395,786
The Kraft Heinz Company	18,491	739,640
Tyson Foods Incorporated Class A	8,475	629,693
		9,407,720
Household products: 0.88%
Church & Dwight Company Incorporated	7,078	618,263
Colgate-Palmolive Company	24,453	1,927,630
Kimberly-Clark Corporation	9,730	1,352,957
The Clorox Company	3,618	697,840
The Procter & Gamble Company	70,860	9,596,570
		14,193,260
Personal products: 0.12%
The Estee Lauder Companies Incorporated Class A	6,650	1,934,153
Tobacco: 0.41%
Altria Group Incorporated	53,326	2,728,158
Philip Morris International Incorporated	44,714	3,967,920
		6,696,078
Energy: 1.68%
Energy equipment & services: 0.14%
Baker Hughes Incorporated	20,901	451,671
Halliburton Company	25,650	550,449
NOV Incorporated	11,144	152,896
Schlumberger Limited	40,091	1,090,074
		2,245,090
Oil, gas & consumable fuels: 1.54%
APA Corporation	11,020	197,258
Cabot Oil & Gas Corporation	11,512	216,195
Chevron Corporation	55,438	5,809,348
ConocoPhillips	39,024	2,067,101
Devon Energy Corporation	17,240	376,694
Diamondback Energy Incorporated	5,219	383,544
EOG Resources Incorporated	16,883	1,224,524
Exxon Mobil Corporation	121,694	6,794,176
Hess Corporation	7,875	557,235
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  13

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Oil, gas & consumable fuels (continued)
HollyFrontier Corporation	4,287	$ 153,389
Kinder Morgan Incorporated	56,096	933,998
Marathon Oil Corporation	22,873	244,284
Marathon Petroleum Corporation	18,755	1,003,205
Occidental Petroleum Corporation	24,209	644,444
ONEOK Incorporated	12,844	650,677
Phillips 66	12,581	1,025,855
Pioneer Natural Resources Company	5,943	943,867
The Williams Companies Incorporated	35,002	829,197
Valero Energy Corporation	11,765	842,374
		24,897,365
Financials: 6.77%
Banks: 2.67%
Bank of America Corporation	218,358	8,448,271
Citigroup Incorporated	60,329	4,388,935
Citizens Financial Group Incorporated	12,286	542,427
Comerica Incorporated	4,029	289,040
Fifth Third Bancorp	20,559	769,935
First Republic Bank	5,068	845,089
Huntington Bancshares Incorporated	29,375	461,775
JPMorgan Chase & Company	87,860	13,374,928
KeyCorp	28,039	560,219
M&T Bank Corporation	3,715	563,231
People's United Financial Incorporated	12,286	219,919
PNC Financial Services Group Incorporated	12,225	2,144,387
Regions Financial Corporation	27,749	573,294
SVB Financial Group †	1,572	776,034
Truist Financial Corporation	39,025	2,275,938
US Bancorp	39,446	2,181,758
Wells Fargo & Company ♠	119,524	4,669,803
Zions Bancorporation	4,766	261,939
		43,346,922
Capital markets: 1.73%
Ameriprise Financial Incorporated	3,371	783,589
Bank of New York Mellon Corporation	23,262	1,100,060
BlackRock Incorporated	4,076	3,073,141
Cboe Global Markets Incorporated	3,075	303,472
CME Group Incorporated	10,314	2,106,428
Franklin Resources Incorporated	7,846	232,242
Intercontinental Exchange Incorporated	16,147	1,803,297
Invesco Limited	10,879	274,368
MarketAxess Holdings Incorporated	1,085	540,243
Moody's Corporation	4,628	1,381,967
Morgan Stanley	43,199	3,354,834
MSCI Incorporated	2,377	996,629
Northern Trust Corporation	6,012	631,921
Raymond James Financial Incorporated	3,532	432,882
S&P Global Incorporated	6,911	2,438,685
State Street Corporation	10,140	851,861
T. Rowe Price Group Incorporated	6,542	1,122,607
The Charles Schwab Corporation	43,242	2,818,514
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Capital markets (continued)
The Goldman Sachs Group Incorporated	9,923	$ 3,244,821
The NASDAQ Incorporated	3,311	488,240
		27,979,801
Consumer finance: 0.36%
American Express Company	18,808	2,660,204
Capital One Financial Corporation	13,302	1,692,413
Discover Financial Services	8,874	842,941
Synchrony Financial	15,679	637,508
		5,833,066
Diversified financial services: 0.87%
Berkshire Hathaway Incorporated Class B †	54,927	14,032,201
Insurance: 1.14%
AFLAC Incorporated	18,494	946,523
American International Group Incorporated	25,004	1,155,435
Aon plc Class A	6,506	1,497,096
Arthur J. Gallagher & Company	5,578	695,967
Assurant Incorporated	1,676	237,607
Chubb Limited	12,973	2,049,345
Cincinnati Financial Corporation	4,326	445,967
Everest Reinsurance Group Limited	1,151	285,229
Globe Life Incorporated	2,745	265,249
Lincoln National Corporation	5,225	325,361
Loews Corporation	6,553	336,038
Marsh & McLennan Companies Incorporated	14,666	1,786,319
MetLife Incorporated	21,714	1,319,994
Principal Financial Group Incorporated	7,322	439,027
Progressive Corporation	16,915	1,617,243
Prudential Financial Incorporated	11,454	1,043,459
The Allstate Corporation	8,721	1,002,043
The Hartford Financial Services Group Incorporated	10,489	700,560
The Travelers Companies Incorporated	7,274	1,094,010
UnumProvident Corporation	5,906	164,364
W.R. Berkley Corporation	4,046	304,866
Willis Towers Watson plc	3,705	848,000
		18,559,702
Health care: 7.77%
Biotechnology: 1.09%
AbbVie Incorporated	50,981	5,517,164
Alexion Pharmaceuticals Incorporated †	6,327	967,462
Amgen Incorporated	16,613	4,133,481
Biogen Incorporated †	4,385	1,226,704
Gilead Sciences Incorporated	36,195	2,339,283
Incyte Corporation †	5,405	439,264
Regeneron Pharmaceuticals Incorporated †	3,024	1,430,775
Vertex Pharmaceuticals Incorporated †	7,483	1,608,022
		17,662,155
Health care equipment & supplies: 2.17%
Abbott Laboratories	50,984	6,109,923
ABIOMED Incorporated †	1,309	417,218
Align Technology Incorporated †	2,083	1,128,007
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  15

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Health care equipment & supplies (continued)
Baxter International Incorporated	14,571	$ 1,228,918
Becton Dickinson & Company	8,365	2,033,950
Boston Scientific Corporation †	40,953	1,582,833
Danaher Corporation	18,242	4,105,909
Dentsply Sirona Incorporated	6,356	405,576
DexCom Incorporated †	2,781	999,464
Edwards Lifesciences Corporation †	18,044	1,509,200
Hologic Incorporated †	7,428	552,495
IDEXX Laboratories Incorporated †	2,469	1,208,106
Intuitive Surgical Incorporated †	3,407	2,517,569
Medtronic plc	38,876	4,592,422
ResMed Incorporated	4,207	816,242
STERIS plc	2,459	468,390
Stryker Corporation	9,435	2,298,177
Teleflex Incorporated	1,347	559,625
The Cooper Companies Incorporated	1,419	545,024
Varian Medical Systems Incorporated †	2,652	468,158
West Pharmaceutical Services Incorporated	2,136	601,882
Zimmer Biomet Holdings Incorporated	6,013	962,561
		35,111,649
Health care providers & services: 1.60%
AmerisourceBergen Corporation	4,238	500,381
Anthem Incorporated	7,044	2,528,444
Cardinal Health Incorporated	8,455	513,641
Centene Corporation †	16,745	1,070,173
Cigna Corporation	10,137	2,450,518
CVS Health Corporation	37,783	2,842,415
DaVita HealthCare Partners Incorporated †	2,084	224,593
HCA Healthcare Incorporated	7,647	1,440,236
Henry Schein Incorporated †	4,114	284,853
Humana Incorporated	3,711	1,555,837
Laboratory Corporation of America Holdings †	2,827	720,970
McKesson Corporation	4,578	892,893
Quest Diagnostics Incorporated	3,866	496,162
UnitedHealth Group Incorporated	27,154	10,103,189
Universal Health Services Incorporated Class B	2,257	301,061
		25,925,366
Health care technology: 0.04%
Cerner Corporation	8,837	635,204
Life sciences tools & services: 0.68%
Agilent Technologies Incorporated	8,781	1,116,416
Bio-Rad Laboratories Incorporated Class A †	620	354,125
Illumina Incorporated †	4,013	1,541,233
IQVIA Holdings Incorporated †	5,514	1,064,974
Mettler-Toledo International Incorporated †	672	776,624
PerkinElmer Incorporated	3,229	414,248
Thermo Fisher Scientific Incorporated	11,316	5,164,396
Waters Corporation †	1,791	508,948
		10,940,964
Pharmaceuticals: 2.19%
Bristol-Myers Squibb Company	64,503	4,072,074
Catalent Incorporated †	4,920	518,125
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Pharmaceuticals (continued)
Eli Lilly & Company	22,908	$ 4,279,673
Johnson & Johnson	75,807	12,458,880
Merck & Company Incorporated	72,766	5,609,531
Perrigo Company plc	3,838	155,324
Pfizer Incorporated	160,601	5,818,574
Viatris Incorporated †	34,949	488,238
Zoetis Incorporated	13,690	2,155,901
		35,556,320
Industrials: 5.31%
Aerospace & defense: 1.00%
General Dynamics Corporation	6,667	1,210,461
Howmet Aerospace Incorporated	11,271	362,137
Huntington Ingalls Industries Incorporated	1,160	238,786
L3Harris Technologies Incorporated	5,925	1,200,879
Lockheed Martin Corporation	7,104	2,624,928
Northrop Grumman Corporation	4,466	1,445,376
Raytheon Technologies Corporation	43,743	3,380,022
Teledyne Technologies Incorporated †	1,068	441,778
Textron Incorporated	6,574	368,670
The Boeing Company †	15,849	4,037,057
TransDigm Group Incorporated †	1,577	927,150
		16,237,244
Air freight & logistics: 0.40%
C.H. Robinson Worldwide Incorporated	3,858	368,169
Expeditors International of Washington Incorporated	4,868	524,235
FedEx Corporation	7,047	2,001,630
United Parcel Service Incorporated Class B	20,733	3,524,403
		6,418,437
Airlines: 0.19%
Alaska Air Group Incorporated †	3,594	248,741
American Airlines Group Incorporated †«	18,710	447,169
Delta Air Lines Incorporated †	18,540	895,111
Southwest Airlines Company †	17,045	1,040,768
United Airlines Holdings Incorporated †	9,248	532,130
		3,163,919
Building products: 0.30%
A.O. Smith Corporation	3,901	263,747
Allegion plc	2,616	328,622
Carrier Global Corporation	23,532	993,521
Fortune Brands Home & Security Incorporated	4,028	385,963
Johnson Controls International plc	20,804	1,241,375
Masco Corporation	7,417	444,278
Trane Technologies plc	6,877	1,138,556
		4,796,062
Commercial services & supplies: 0.23%
Cintas Corporation	2,545	868,634
Copart Incorporated †	6,012	652,963
Republic Services Incorporated	6,062	602,260
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  17

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Commercial services & supplies (continued)
Rollins Incorporated	6,379	$ 219,565
Waste Management Incorporated	11,223	1,447,991
		3,791,413
Construction & engineering: 0.02%
Quanta Services Incorporated	4,008	352,624
Electrical equipment: 0.34%
AMETEK Incorporated	6,627	846,467
Eaton Corporation plc	11,485	1,588,146
Emerson Electric Company	17,299	1,560,716
Generac Holdings Incorporated †	1,831	599,561
Rockwell Automation Incorporated	3,340	886,570
		5,481,460
Industrial conglomerates: 0.75%
3M Company	16,681	3,214,095
General Electric Company	254,322	3,339,248
Honeywell International Incorporated	20,051	4,352,471
Roper Technologies Incorporated	3,019	1,217,683
		12,123,497
Machinery: 1.09%
Caterpillar Incorporated	15,732	3,647,779
Cummins Incorporated	4,265	1,105,104
Deere & Company	9,072	3,394,198
Dover Corporation	4,142	567,992
Fortive Corporation	9,754	689,023
IDEX Corporation	2,192	458,829
Illinois Tool Works Incorporated	8,305	1,839,724
Ingersoll Rand Incorporated †	10,741	528,565
Otis Worldwide Corporation	11,750	804,288
PACCAR Incorporated	10,009	930,036
Parker-Hannifin Corporation	3,714	1,171,507
Pentair plc	4,781	297,952
Snap-on Incorporated	1,568	361,800
Stanley Black & Decker Incorporated	4,638	926,069
Wabtec Corporation	5,122	405,458
Xylem Incorporated	5,218	548,829
		17,677,153
Professional services: 0.24%
Equifax Incorporated	3,524	638,302
IHS Markit Limited	10,709	1,036,417
Jacobs Engineering Group Incorporated	3,755	485,409
Leidos Holdings Incorporated	3,849	370,582
Nielsen Holdings plc	10,371	260,831
Robert Half International Incorporated	3,264	254,820
Verisk Analytics Incorporated	4,681	827,086
		3,873,447
Road & rail: 0.62%
CSX Corporation	21,950	2,116,419
J.B. Hunt Transport Services Incorporated	2,409	404,881
Kansas City Southern	2,634	695,165
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Road & rail (continued)
Norfolk Southern Corporation	7,255	$ 1,948,113
Old Dominion Freight Line Incorporated	2,774	666,897
Union Pacific Corporation	19,287	4,251,048
		10,082,523
Trading companies & distributors: 0.13%
Fastenal Company	16,600	834,648
United Rentals Incorporated †	2,090	688,258
W.W. Grainger Incorporated	1,266	507,577
		2,030,483
Information technology: 15.96%
Communications equipment: 0.51%
Arista Networks Incorporated †	1,578	476,382
Cisco Systems Incorporated	121,934	6,305,207
F5 Networks Incorporated †	1,780	371,344
Juniper Networks Incorporated	9,481	240,154
Motorola Solutions Incorporated	4,870	915,804
		8,308,891
Electronic equipment, instruments & components: 0.40%
Amphenol Corporation Class A	17,275	1,139,632
CDW Corporation of Delaware	4,087	677,420
Corning Incorporated	22,261	968,576
FLIR Systems Incorporated	3,791	214,078
IPG Photonics Corporation †	1,039	219,167
Keysight Technologies Incorporated †	5,367	769,628
TE Connectivity Limited	9,522	1,229,385
Trimble Incorporated †	7,209	560,788
Zebra Technologies Corporation Class A †	1,553	753,485
		6,532,159
IT services: 3.10%
Accenture plc Class A	18,293	5,053,441
Akamai Technologies Incorporated †	4,698	478,726
Automatic Data Processing Incorporated	12,295	2,317,239
Broadridge Financial Solutions Incorporated	3,327	509,364
Cognizant Technology Solutions Corporation Class A	15,365	1,200,314
DXC Technology Company	7,462	233,262
Fidelity National Information Services Incorporated	17,844	2,509,045
Fiserv Incorporated †	16,654	1,982,492
FleetCor Technologies Incorporated †	2,404	645,787
Gartner Incorporated †	2,556	466,598
Global Payments Incorporated	8,499	1,713,228
International Business Machines Corporation	25,751	3,431,578
Jack Henry & Associates Incorporated	2,182	331,053
MasterCard Incorporated Class A	25,192	8,969,612
Paychex Incorporated	9,257	907,371
PayPal Holdings Incorporated †	33,861	8,222,805
The Western Union Company	11,863	292,542
VeriSign Incorporated †	2,852	566,864
Visa Incorporated Class A	48,784	10,329,036
		50,160,357
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  19

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Semiconductors & semiconductor equipment: 3.34%
Advanced Micro Devices Incorporated †	35,107	$ 2,755,900
Analog Devices Incorporated	10,642	1,650,361
Applied Materials Incorporated	26,508	3,541,469
Broadcom Incorporated	11,772	5,458,206
Enphase Energy Incorporated †	3,816	618,803
Intel Corporation	117,428	7,515,392
KLA Corporation	4,462	1,474,245
Lam Research Corporation	4,136	2,461,913
Maxim Integrated Products Incorporated	7,727	706,016
Microchip Technology Incorporated	7,765	1,205,283
Micron Technology Incorporated †	32,318	2,850,771
Monolithic Power Systems Incorporated	1,246	440,100
NVIDIA Corporation	17,903	9,558,949
NXP Semiconductors NV	8,028	1,616,358
Qorvo Incorporated †	3,267	596,881
QUALCOMM Incorporated	32,788	4,347,361
Skyworks Solutions Incorporated	4,772	875,567
Teradyne Incorporated	4,823	586,863
Texas Instruments Incorporated	26,516	5,011,259
Xilinx Incorporated	7,103	880,062
		54,151,759
Software: 4.97%
Adobe Incorporated †	13,827	6,572,941
ANSYS Incorporated †	2,495	847,202
Autodesk Incorporated †	6,332	1,754,914
Cadence Design Systems Incorporated †	8,048	1,102,496
Citrix Systems Incorporated	3,569	500,945
Fortinet Incorporated †	3,896	718,500
Intuit Incorporated	7,898	3,025,408
Microsoft Corporation	217,341	51,242,488
NortonLifeLock Incorporated	16,726	355,595
Oracle Corporation	53,513	3,755,007
Paycom Software Incorporated †	1,415	523,635
Salesforce.com Incorporated †	26,514	5,617,521
ServiceNow Incorporated †	5,681	2,841,125
Synopsys Incorporated †	4,411	1,092,958
Tyler Technologies Incorporated †	1,171	497,125
		80,447,860
Technology hardware, storage & peripherals: 3.64%
Apple Incorporated	455,799	55,675,818
Hewlett Packard Enterprise Company	37,571	591,368
HP Incorporated	36,344	1,153,922
NetApp Incorporated	6,451	468,794
Seagate Technology plc	5,802	445,304
Western Digital Corporation	8,840	590,070
		58,925,276
Materials: 1.61%
Chemicals: 1.11%
Air Products & Chemicals Incorporated	6,367	1,791,292
Albemarle Corporation	3,361	491,076
Celanese Corporation Series A	3,278	491,077
CF Industries Holdings Incorporated	6,160	279,541
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Chemicals (continued)
Corteva Incorporated	21,388	$ 997,109
Dow Incorporated	21,559	1,378,482
DuPont de Nemours Incorporated	15,526	1,199,849
Eastman Chemical Company	3,917	431,340
Ecolab Incorporated	7,134	1,527,175
FMC Corporation	3,728	412,354
International Flavors & Fragrances Incorporated	7,149	998,072
Linde plc	15,057	4,218,068
LyondellBasell Industries NV Class A	7,429	772,987
PPG Industries Incorporated	6,790	1,020,265
The Mosaic Company	10,011	316,448
The Sherwin-Williams Company	2,323	1,714,397
		18,039,532
Construction materials: 0.08%
Martin Marietta Materials Incorporated	1,798	603,804
Vulcan Materials Company	3,813	643,444
		1,247,248
Containers & packaging: 0.21%
Amcor plc	45,087	526,616
Avery Dennison Corporation	2,399	440,576
Ball Corporation	9,471	802,573
International Paper Company	11,372	614,884
Packaging Corporation of America	2,733	367,534
Sealed Air Corporation	4,469	204,770
WestRock Company	7,625	396,881
		3,353,834
Metals & mining: 0.21%
Freeport-McMoRan Incorporated †	42,497	1,399,426
Newmont Corporation	22,943	1,382,775
Nucor Corporation	8,619	691,847
		3,474,048
Real estate: 1.47%
Equity REITs: 1.42%
Alexandria Real Estate Equities Incorporated	3,662	601,667
American Tower Corporation	12,782	3,055,665
AvalonBay Communities Incorporated	4,029	743,391
Boston Properties Incorporated	4,098	414,963
Crown Castle International Corporation	12,407	2,135,617
Digital Realty Trust Incorporated	8,086	1,138,832
Duke Realty Corporation	10,767	451,460
Equinix Incorporated	2,569	1,745,867
Equity Residential	9,901	709,209
Essex Property Trust Incorporated	1,876	509,972
Extra Space Storage Incorporated	3,807	504,618
Federal Realty Investment Trust	2,015	204,422
Healthpeak Properties Incorporated	15,538	493,176
Host Hotels & Resorts Incorporated	20,310	342,224
Iron Mountain Incorporated	8,327	308,182
Kimco Realty Corporation	12,503	234,431
Mid-America Apartment Communities Incorporated	3,303	476,821
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  21

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Equity REITs (continued)
Prologis Incorporated	21,360	$ 2,264,160
Public Storage Incorporated	4,384	1,081,796
Realty Income Corporation	10,776	684,276
Regency Centers Corporation	4,563	258,768
SBA Communications Corporation	3,152	874,838
Simon Property Group Incorporated	9,480	1,078,540
UDR Incorporated	8,549	374,959
Ventas Incorporated	10,773	574,632
Vornado Realty Trust	4,530	205,617
Welltower Incorporated	12,001	859,632
Weyerhaeuser Company	21,568	767,821
		23,095,556
Real estate management & development: 0.05%
CBRE Group Incorporated Class A †	9,758	771,955
Utilities: 1.60%
Electric utilities: 1.01%
Alliant Energy Corporation	7,212	390,602
American Electric Power Company Incorporated	14,353	1,215,699
Duke Energy Corporation	22,169	2,139,974
Edison International	10,951	641,729
Entergy Corporation	5,800	576,926
Evergy Incorporated	6,545	389,624
Eversource Energy	9,906	857,761
Exelon Corporation	28,219	1,234,299
FirstEnergy Corporation	15,586	540,678
NextEra Energy Incorporated	56,553	4,275,972
NRG Energy Incorporated	7,029	265,204
Pinnacle West Capital Corporation	3,261	265,282
PPL Corporation	22,204	640,363
The Southern Company	30,491	1,895,321
Xcel Energy Incorporated	15,514	1,031,836
		16,361,270
Gas utilities: 0.02%
Atmos Energy Corporation	3,710	366,734
Independent power & renewable electricity producers: 0.03%
AES Corporation	19,436	521,079
Multi-utilities: 0.49%
Ameren Corporation	7,312	594,904
CenterPoint Energy Incorporated	16,027	363,012
CMS Energy Corporation	8,328	509,840
Consolidated Edison Incorporated	9,868	738,126
Dominion Energy Incorporated	23,223	1,764,019
DTE Energy Company	5,603	745,983
NiSource Incorporated	11,328	273,118
Public Service Enterprise Group Incorporated	14,609	879,608
Sempra Energy	8,737	1,158,351
WEC Energy Group Incorporated	9,091	850,827
		7,877,788
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Water utilities: 0.05%
American Water Works Company Incorporated	5,231	$ 784,232
Total Common stocks (Cost $305,427,784)		969,904,733

	Interest rate		Principal
Non-agency mortgage-backed securities: 0.00%
Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4 Class AA (1 Month LIBOR +0.33%) ±	0.45%	12-25-2034	$ 4,431	4,612
Total Non-agency mortgage-backed securities (Cost $4,431)				4,612
U.S. Treasury securities: 35.05%
U.S. Treasury Bond	1.13	5-15-2040	2,251,000	1,836,675
U.S. Treasury Bond	1.13	8-15-2040	2,981,000	2,423,926
U.S. Treasury Bond	1.25	5-15-2050	3,785,000	2,856,344
U.S. Treasury Bond	1.38	11-15-2040	1,746,000	1,485,191
U.S. Treasury Bond	1.38	8-15-2050	3,103,000	2,421,310
U.S. Treasury Bond	1.63	11-15-2050	1,737,000	1,447,410
U.S. Treasury Bond	2.00	2-15-2050	3,135,000	2,866,933
U.S. Treasury Bond	2.25	8-15-2046	1,961,000	1,903,013
U.S. Treasury Bond	2.25	8-15-2049	3,118,000	3,015,082
U.S. Treasury Bond	2.38	11-15-2049	2,096,000	2,082,327
U.S. Treasury Bond	2.50	2-15-2045	2,144,000	2,188,723
U.S. Treasury Bond	2.50	2-15-2046	1,960,000	1,997,669
U.S. Treasury Bond	2.50	5-15-2046	1,949,000	1,986,153
U.S. Treasury Bond	2.75	8-15-2042	1,218,000	1,306,495
U.S. Treasury Bond	2.75	11-15-2042	1,369,000	1,467,076
U.S. Treasury Bond	2.75	8-15-2047	1,864,000	1,992,296
U.S. Treasury Bond	2.75	11-15-2047	1,853,000	1,981,190
U.S. Treasury Bond	2.88	5-15-2043	1,822,000	1,993,168
U.S. Treasury Bond	2.88	8-15-2045	2,027,000	2,213,231
U.S. Treasury Bond	2.88	11-15-2046	1,779,000	1,943,696
U.S. Treasury Bond	2.88	5-15-2049	2,582,000	2,835,359
U.S. Treasury Bond	3.00	5-15-2042	776,000	866,604
U.S. Treasury Bond	3.00	11-15-2044	1,951,000	2,175,060
U.S. Treasury Bond	3.00	5-15-2045	1,907,000	2,125,709
U.S. Treasury Bond	3.00	11-15-2045	1,791,000	1,999,204
U.S. Treasury Bond	3.00	2-15-2047	1,889,000	2,114,204
U.S. Treasury Bond	3.00	5-15-2047	1,921,000	2,150,169
U.S. Treasury Bond	3.00	2-15-2048	2,119,000	2,375,349
U.S. Treasury Bond	3.00	8-15-2048	2,099,000	2,355,472
U.S. Treasury Bond	3.00	2-15-2049	2,614,000	2,936,666
U.S. Treasury Bond	3.13	11-15-2041	846,000	963,482
U.S. Treasury Bond	3.13	2-15-2042	919,000	1,047,445
U.S. Treasury Bond	3.13	2-15-2043	1,334,000	1,517,790
U.S. Treasury Bond	3.13	8-15-2044	1,999,000	2,274,800
U.S. Treasury Bond	3.13	5-15-2048	2,283,000	2,618,137
U.S. Treasury Bond	3.38	5-15-2044	1,848,000	2,187,714
U.S. Treasury Bond	3.38	11-15-2048	2,541,000	3,051,681
U.S. Treasury Bond	3.50	2-15-2039	731,000	876,543
U.S. Treasury Bond	3.63	8-15-2043	1,504,000	1,845,984
U.S. Treasury Bond	3.63	2-15-2044	1,897,000	2,332,124
U.S. Treasury Bond	3.75	8-15-2041	929,000	1,155,335
U.S. Treasury Bond	3.75	11-15-2043	1,660,000	2,076,297
U.S. Treasury Bond	3.88	8-15-2040	946,000	1,192,773
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  23

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturitydate	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Bond	4.25%	5-15-2039	$ 681,000	$ 894,690
U.S. Treasury Bond	4.25	11-15-2040	977,000	1,292,617
U.S. Treasury Bond	4.38	2-15-2038	381,000	503,932
U.S. Treasury Bond	4.38	11-15-2039	757,000	1,011,778
U.S. Treasury Bond	4.38	5-15-2040	1,078,000	1,445,152
U.S. Treasury Bond	4.38	5-15-2041	842,000	1,134,135
U.S. Treasury Bond	4.50	2-15-2036	837,000	1,107,259
U.S. Treasury Bond	4.50	5-15-2038	428,000	574,406
U.S. Treasury Bond	4.50	8-15-2039	721,000	976,392
U.S. Treasury Bond	4.63	2-15-2040	730,000	1,006,744
U.S. Treasury Bond	4.75	2-15-2037	264,000	361,061
U.S. Treasury Bond	4.75	2-15-2041	1,084,000	1,526,153
U.S. Treasury Bond	5.00	5-15-2037	375,000	526,538
U.S. Treasury Bond	5.25	11-15-2028	479,000	609,864
U.S. Treasury Bond	5.25	2-15-2029	349,000	446,488
U.S. Treasury Bond	5.38	2-15-2031	752,000	1,006,006
U.S. Treasury Bond	5.50	8-15-2028	369,000	474,079
U.S. Treasury Bond	6.13	11-15-2027	525,000	686,458
U.S. Treasury Bond	6.13	8-15-2029	293,000	399,178
U.S. Treasury Bond	6.25	5-15-2030	478,000	667,071
U.S. Treasury Bond	6.38	8-15-2027	224,000	294,814
U.S. Treasury Bond	6.88	8-15-2025	224,000	283,089
U.S. Treasury Note	0.13	4-30-2022	2,499,000	2,499,976
U.S. Treasury Note	0.13	5-31-2022	2,659,000	2,659,727
U.S. Treasury Note	0.13	5-15-2023	2,501,000	2,497,678
U.S. Treasury Note	0.13	7-15-2023	2,396,000	2,391,320
U.S. Treasury Note	0.13	8-15-2023	2,616,000	2,609,971
U.S. Treasury Note	0.13	9-15-2023	2,914,000	2,906,032
U.S. Treasury Note	0.13	10-15-2023	2,974,000	2,964,242
U.S. Treasury Note	0.25	4-15-2023	2,385,000	2,388,447
U.S. Treasury Note	0.25	11-15-2023	3,497,000	3,495,224
U.S. Treasury Note	0.25	5-31-2025	2,714,000	2,662,264
U.S. Treasury Note	0.25	6-30-2025	2,925,000	2,865,814
U.S. Treasury Note	0.25	7-31-2025	3,039,000	2,972,759
U.S. Treasury Note	0.25	8-31-2025	3,153,000	3,079,594
U.S. Treasury Note	0.25	9-30-2025	3,464,000	3,378,618
U.S. Treasury Note	0.25	10-31-2025	3,586,000	3,491,727
U.S. Treasury Note	0.38	4-30-2025	2,591,000	2,558,511
U.S. Treasury Note	0.38	11-30-2025	3,685,000	3,604,535
U.S. Treasury Note	0.38	7-31-2027	2,771,000	2,617,621
U.S. Treasury Note	0.38	9-30-2027	3,141,000	2,955,853
U.S. Treasury Note	0.50	3-15-2023	2,052,000	2,065,306
U.S. Treasury Note	0.50	3-31-2025	2,469,000	2,453,279
U.S. Treasury Note	0.50	4-30-2027	2,015,000	1,929,835
U.S. Treasury Note	0.50	5-31-2027	2,282,000	2,181,182
U.S. Treasury Note	0.50	6-30-2027	2,520,000	2,404,927
U.S. Treasury Note	0.50	8-31-2027	2,918,000	2,773,696
U.S. Treasury Note	0.50	10-31-2027	3,418,000	3,237,353
U.S. Treasury Note	0.63	3-31-2027	1,681,000	1,625,251
U.S. Treasury Note	0.63	11-30-2027	3,631,000	3,462,499
U.S. Treasury Note	0.63	5-15-2030	3,675,000	3,344,250
U.S. Treasury Note	0.63	8-15-2030	4,582,000	4,152,438
U.S. Treasury Note	0.88	11-15-2030	2,681,000	2,479,506
U.S. Treasury Note	1.13	8-31-2021	1,807,000	1,815,188
U.S. Treasury Note	1.13	9-30-2021	2,188,000	2,199,624
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturitydate	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	1.13%	2-28-2025	$ 2,444,000	$ 2,490,016
U.S. Treasury Note	1.13	2-28-2027	964,000	961,326
U.S. Treasury Note	1.25	10-31-2021	2,188,000	2,203,213
U.S. Treasury Note	1.25	7-31-2023	1,829,000	1,873,010
U.S. Treasury Note	1.25	8-31-2024	1,400,000	1,436,367
U.S. Treasury Note	1.38	1-31-2022	2,315,000	2,340,049
U.S. Treasury Note	1.38	10-15-2022	2,223,000	2,265,115
U.S. Treasury Note	1.38	2-15-2023	1,589,000	1,625,187
U.S. Treasury Note	1.38	6-30-2023	1,733,000	1,778,491
U.S. Treasury Note	1.38	8-31-2023	1,817,000	1,867,464
U.S. Treasury Note	1.38	9-30-2023	1,778,000	1,828,354
U.S. Treasury Note	1.38	1-31-2025	2,372,000	2,440,566
U.S. Treasury Note	1.38	8-31-2026	1,787,000	1,817,923
U.S. Treasury Note	1.50	10-31-2021	2,358,000	2,377,804
U.S. Treasury Note	1.50	11-30-2021	2,360,000	2,382,494
U.S. Treasury Note	1.50	1-31-2022	1,625,000	1,644,297
U.S. Treasury Note	1.50	8-15-2022	2,254,000	2,296,703
U.S. Treasury Note	1.50	9-15-2022	2,264,000	2,309,015
U.S. Treasury Note	1.50	1-15-2023	2,250,000	2,304,053
U.S. Treasury Note	1.50	2-28-2023	1,635,000	1,676,641
U.S. Treasury Note	1.50	3-31-2023	1,679,000	1,723,598
U.S. Treasury Note	1.50	9-30-2024	2,442,000	2,526,135
U.S. Treasury Note	1.50	10-31-2024	2,391,000	2,472,817
U.S. Treasury Note	1.50	11-30-2024	2,394,000	2,475,359
U.S. Treasury Note	1.50	8-15-2026	3,430,000	3,512,534
U.S. Treasury Note	1.50	1-31-2027	1,873,000	1,910,021
U.S. Treasury Note	1.50	2-15-2030	4,305,000	4,252,028
U.S. Treasury Note	1.63	12-31-2021	2,357,000	2,384,437
U.S. Treasury Note	1.63	8-15-2022	1,250,000	1,275,732
U.S. Treasury Note	1.63	8-31-2022	1,827,000	1,865,681
U.S. Treasury Note	1.63	11-15-2022	3,435,000	3,517,252
U.S. Treasury Note	1.63	12-15-2022	2,239,000	2,295,500
U.S. Treasury Note	1.63	4-30-2023	1,711,000	1,762,063
U.S. Treasury Note	1.63	5-31-2023	1,714,000	1,766,692
U.S. Treasury Note	1.63	10-31-2023	1,824,000	1,888,196
U.S. Treasury Note	1.63	2-15-2026	3,342,000	3,456,098
U.S. Treasury Note	1.63	5-15-2026	3,385,000	3,495,938
U.S. Treasury Note	1.63	9-30-2026	1,851,000	1,906,675
U.S. Treasury Note	1.63	10-31-2026	1,800,000	1,852,242
U.S. Treasury Note	1.63	11-30-2026	1,912,000	1,966,373
U.S. Treasury Note	1.63	8-15-2029	2,854,000	2,864,145
U.S. Treasury Note	1.75	11-30-2021	2,003,000	2,025,377
U.S. Treasury Note	1.75	2-28-2022	1,637,000	1,661,811
U.S. Treasury Note	1.75	3-31-2022	1,640,000	1,667,291
U.S. Treasury Note	1.75	4-30-2022	1,612,000	1,640,840
U.S. Treasury Note	1.75	5-15-2022	1,448,000	1,474,698
U.S. Treasury Note	1.75	5-31-2022	1,819,000	1,853,746
U.S. Treasury Note	1.75	6-15-2022	2,235,000	2,279,176
U.S. Treasury Note	1.75	6-30-2022	1,819,000	1,856,091
U.S. Treasury Note	1.75	7-15-2022	2,129,000	2,173,992
U.S. Treasury Note	1.75	9-30-2022	1,771,000	1,813,753
U.S. Treasury Note	1.75	1-31-2023	1,684,000	1,732,941
U.S. Treasury Note	1.75	5-15-2023	3,117,000	3,219,520
U.S. Treasury Note	1.75	6-30-2024	2,424,000	2,527,399
U.S. Treasury Note	1.75	7-31-2024	2,406,000	2,509,665
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  25

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturitydate	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	1.75%	12-31-2024	$ 2,381,000	$ 2,483,867
U.S. Treasury Note	1.75	12-31-2026	1,893,000	1,959,107
U.S. Treasury Note	1.75	11-15-2029	3,007,000	3,042,591
U.S. Treasury Note	1.88	11-30-2021	1,649,000	1,668,968
U.S. Treasury Note	1.88	1-31-2022	1,826,000	1,853,533
U.S. Treasury Note	1.88	2-28-2022	1,725,000	1,753,233
U.S. Treasury Note	1.88	3-31-2022	1,810,000	1,842,382
U.S. Treasury Note	1.88	4-30-2022	1,812,000	1,846,754
U.S. Treasury Note	1.88	5-31-2022	1,795,000	1,832,022
U.S. Treasury Note	1.88	7-31-2022	1,815,000	1,857,468
U.S. Treasury Note	1.88	8-31-2022	1,754,000	1,797,302
U.S. Treasury Note	1.88	9-30-2022	2,248,000	2,306,571
U.S. Treasury Note	1.88	10-31-2022	1,650,000	1,695,182
U.S. Treasury Note	1.88	8-31-2024	1,345,000	1,408,782
U.S. Treasury Note	1.88	6-30-2026	1,825,000	1,907,125
U.S. Treasury Note	1.88	7-31-2026	1,828,000	1,909,403
U.S. Treasury Note	2.00	8-31-2021	1,641,000	1,654,333
U.S. Treasury Note	2.00	10-31-2021	1,649,000	1,667,680
U.S. Treasury Note	2.00	11-15-2021	2,485,000	2,515,092
U.S. Treasury Note	2.00	12-31-2021	1,821,000	1,847,177
U.S. Treasury Note	2.00	2-15-2022	1,679,000	1,707,333
U.S. Treasury Note	2.00	7-31-2022	1,778,000	1,822,658
U.S. Treasury Note	2.00	10-31-2022	2,238,000	2,303,654
U.S. Treasury Note	2.00	11-30-2022	3,346,000	3,449,125
U.S. Treasury Note	2.00	2-15-2023	3,077,000	3,182,291
U.S. Treasury Note	2.00	4-30-2024	1,930,000	2,025,671
U.S. Treasury Note	2.00	5-31-2024	1,934,000	2,030,927
U.S. Treasury Note	2.00	6-30-2024	1,939,000	2,037,238
U.S. Treasury Note	2.00	2-15-2025	3,537,000	3,725,318
U.S. Treasury Note	2.00	8-15-2025	3,491,000	3,678,505
U.S. Treasury Note	2.00	11-15-2026	3,370,000	3,535,867
U.S. Treasury Note	2.13	8-15-2021	2,440,000	2,459,063
U.S. Treasury Note	2.13	9-30-2021	1,633,000	1,649,968
U.S. Treasury Note	2.13	12-31-2021	1,626,000	1,651,089
U.S. Treasury Note	2.13	5-15-2022	2,105,000	2,152,691
U.S. Treasury Note	2.13	6-30-2022	1,615,000	1,655,501
U.S. Treasury Note	2.13	12-31-2022	3,385,000	3,501,227
U.S. Treasury Note	2.13	11-30-2023	1,638,000	1,718,748
U.S. Treasury Note	2.13	2-29-2024	1,298,000	1,365,232
U.S. Treasury Note	2.13	3-31-2024	1,961,000	2,064,259
U.S. Treasury Note	2.13	7-31-2024	1,927,000	2,033,964
U.S. Treasury Note	2.13	9-30-2024	1,844,000	1,947,869
U.S. Treasury Note	2.13	11-30-2024	1,852,000	1,957,694
U.S. Treasury Note	2.13	5-15-2025	3,005,000	3,180,839
U.S. Treasury Note	2.13	5-31-2026	1,793,000	1,897,008
U.S. Treasury Note	2.25	7-31-2021	1,573,000	1,584,675
U.S. Treasury Note	2.25	4-15-2022	2,204,000	2,253,590
U.S. Treasury Note	2.25	12-31-2023	1,247,000	1,313,539
U.S. Treasury Note	2.25	1-31-2024	1,334,000	1,406,745
U.S. Treasury Note	2.25	4-30-2024	2,418,000	2,556,374
U.S. Treasury Note	2.25	10-31-2024	1,882,000	1,996,831
U.S. Treasury Note	2.25	11-15-2024	3,535,000	3,751,381
U.S. Treasury Note	2.25	12-31-2024	1,911,000	2,030,363
U.S. Treasury Note	2.25	11-15-2025	3,473,000	3,698,338
U.S. Treasury Note	2.25	3-31-2026	1,872,000	1,992,949
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturitydate	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	2.25%	2-15-2027	$ 3,350,000	$ 3,558,066
U.S. Treasury Note	2.25	8-15-2027	3,338,000	3,537,889
U.S. Treasury Note	2.25	11-15-2027	3,248,000	3,438,186
U.S. Treasury Note	2.38	3-15-2022	2,243,000	2,292,241
U.S. Treasury Note	2.38	1-31-2023	2,325,000	2,419,272
U.S. Treasury Note	2.38	2-29-2024	1,671,000	1,769,759
U.S. Treasury Note	2.38	8-15-2024	3,101,000	3,300,263
U.S. Treasury Note	2.38	4-30-2026	1,812,000	1,940,397
U.S. Treasury Note	2.38	5-15-2027	3,375,000	3,607,163
U.S. Treasury Note	2.38	5-15-2029	3,295,000	3,501,452
U.S. Treasury Note	2.50	1-15-2022	2,241,000	2,284,069
U.S. Treasury Note	2.50	2-15-2022	2,245,000	2,292,531
U.S. Treasury Note	2.50	3-31-2023	2,278,000	2,384,158
U.S. Treasury Note	2.50	8-15-2023	2,662,000	2,806,018
U.S. Treasury Note	2.50	1-31-2024	1,876,000	1,991,345
U.S. Treasury Note	2.50	5-15-2024	3,424,000	3,649,235
U.S. Treasury Note	2.50	1-31-2025	1,936,000	2,076,284
U.S. Treasury Note	2.50	2-28-2026	1,888,000	2,032,919
U.S. Treasury Note	2.63	12-15-2021	2,277,000	2,318,182
U.S. Treasury Note	2.63	2-28-2023	2,359,000	2,469,670
U.S. Treasury Note	2.63	6-30-2023	2,304,000	2,429,460
U.S. Treasury Note	2.63	12-31-2023	2,404,000	2,557,161
U.S. Treasury Note	2.63	3-31-2025	1,884,000	2,031,114
U.S. Treasury Note	2.63	12-31-2025	1,914,000	2,071,157
U.S. Treasury Note	2.63	1-31-2026	1,869,000	2,023,339
U.S. Treasury Note	2.63	2-15-2029	3,512,000	3,798,722
U.S. Treasury Note	2.75	4-30-2023	2,279,000	2,400,072
U.S. Treasury Note	2.75	5-31-2023	2,334,000	2,462,735
U.S. Treasury Note	2.75	7-31-2023	2,347,000	2,485,253
U.S. Treasury Note	2.75	8-31-2023	2,402,000	2,547,621
U.S. Treasury Note	2.75	11-15-2023	3,078,000	3,277,830
U.S. Treasury Note	2.75	2-15-2024	2,325,000	2,486,479
U.S. Treasury Note	2.75	2-28-2025	1,955,000	2,115,982
U.S. Treasury Note	2.75	6-30-2025	1,959,000	2,125,438
U.S. Treasury Note	2.75	8-31-2025	2,020,000	2,194,067
U.S. Treasury Note	2.75	2-15-2028	3,068,000	3,346,397
U.S. Treasury Note	2.88	10-15-2021	2,081,000	2,112,703
U.S. Treasury Note	2.88	11-15-2021	2,137,000	2,174,564
U.S. Treasury Note	2.88	9-30-2023	2,444,000	2,604,101
U.S. Treasury Note	2.88	10-31-2023	2,318,000	2,473,560
U.S. Treasury Note	2.88	11-30-2023	2,370,000	2,533,308
U.S. Treasury Note	2.88	4-30-2025	1,884,000	2,051,499
U.S. Treasury Note	2.88	5-31-2025	1,939,000	2,112,525
U.S. Treasury Note	2.88	7-31-2025	1,949,000	2,125,933
U.S. Treasury Note	2.88	11-30-2025	1,880,000	2,055,663
U.S. Treasury Note	2.88	5-15-2028	3,462,000	3,805,631
U.S. Treasury Note	2.88	8-15-2028	3,133,000	3,446,055
U.S. Treasury Note	3.00	9-30-2025	1,994,000	2,189,116
U.S. Treasury Note	3.00	10-31-2025	1,814,000	1,992,353
U.S. Treasury Note	3.13	11-15-2028	3,621,000	4,049,438
U.S. Treasury Note	6.00	2-15-2026	445,000	553,729
U.S. Treasury Note	6.25	8-15-2023	378,000	431,909
U.S. Treasury Note	6.50	11-15-2026	296,000	383,725
U.S. Treasury Note	6.63	2-15-2027	215,000	282,389
U.S. Treasury Note	6.75	8-15-2026	221,000	287,274
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  27

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturitydate	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	7.13%	2-15-2023	$ 260,000	$ 294,034
U.S. Treasury Note	7.25	8-15-2022	261,000	286,611
U.S. Treasury Note	7.50	11-15-2024	240,000	300,441
U.S. Treasury Note	7.63	11-15-2022	140,000	157,057
U.S. Treasury Note	7.63	2-15-2025	216,000	274,244
U.S. Treasury Note	8.00	11-15-2021	511,000	536,191
U.S. Treasury Note	8.13	8-15-2021	175,000	180,305
Total U.S. Treasury securities (Cost $549,161,943)				567,841,244

		Yield	Shares
Short-term investments: 3.24%
Investment companies: 3.24%
Securities Lending Cash Investments LLC ♠∩∞		0.04	440,550	440,550
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	52,020,585	52,020,585
Total Short-term investments (Cost $52,461,135)				52,461,135
Total investments in securities (Cost $907,082,763)	98.16%			1,590,245,330
Other assets and liabilities, net	1.84			29,821,888
Total net assets	100.00%			$1,620,067,218

†	Non-income-earning security
«	All or a portion of this security is on loan.
±	Variable rate investment. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—March 31, 2021 (unaudited)
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Common stocks
Financials
Banks
Wells Fargo & Company	$ 3,071,582	$ 45,062	$ (419,996)	$ 17,396	$ 1,955,759	$ 4,669,803	0.29%	119,524	$ 25,699
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	727,900	8,362,700	(8,650,050)	0	0	440,550		440,550	341 #
Wells Fargo Government Money Market Fund Select Class	46,480,772	130,999,407	(125,459,594)	0	0	52,020,585		52,020,585	4,336
						52,461,135	3.24
				$17,396	$1,955,759	$57,130,938	3.53%		$30,376

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	591	6-18-2021	$117,063,034	$117,236,670	$ 173,636	$ 0
10-Year U.S. Treasury Notes	87	6-21-2021	11,582,311	11,391,563	0	(190,748)
U.S. Long Term Bonds	39	6-21-2021	6,177,230	6,029,156	0	(148,074)
U.S. Ultra Bond	71	6-21-2021	13,322,180	12,866,531	0	(455,649)
2-Year U.S. Treasury Notes	71	6-30-2021	15,682,689	15,671,586	0	(11,103)
5-Year U.S. Treasury Notes	190	6-30-2021	23,600,973	23,445,703	0	(155,270)
Short
10-Year U.S. Treasury Notes	(194)	6-21-2021	(25,807,153)	(25,401,875)	405,278	0
					$578,914	$(960,844)
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  29

Statement of assets and liabilities—March 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities (including $429,336 of securities loaned), at value (cost $851,335,838)	$ 1,533,114,392
Investments in affiliated securites, at value (cost $55,746,925)	57,130,938
Cash at broker segregated for futures contracts	7,718,235
Receivable for investments sold	19,586,743
Receivable for dividends and interest	3,215,257
Receivable for Fund shares sold	1,376,977
Receivable for daily variation margin on open futures contracts	486,374
Receivable for securities lending income, net	25
Prepaid expenses and other assets	535,218
Total assets	1,623,164,159
Liabilities
Payable for Fund shares redeemed	1,069,453
Management fee payable	772,498
Payable upon receipt of securities loaned	440,550
Shareholder servicing fees payable	306,863
Administration fees payable	253,170
Payable for investments purchased	157,068
Distribution fee payable	94,511
Trustees’ fees and expenses payable	2,828
Total liabilities	3,096,941
Total net assets	$1,620,067,218
Net assets consist of
Paid-in capital	$ 919,412,383
Total distributable earnings	700,654,835
Total net assets	$1,620,067,218
Computation of net asset value and offering price per share
Net assets – Class A	$ 979,420,077
Shares outstanding – Class A1	23,752,441
Net asset value per share – Class A	$41.23
Maximum offering price per share – Class A2	$43.75
Net assets – Class C	$ 149,815,463
Shares outstanding – Class C1	5,983,163
Net asset value per share – Class C	$25.04
Net assets – Administrator Class	$ 333,180,769
Shares outstanding – Administrator Class[1]	8,076,421
Net asset value per share – Administrator Class	$41.25
Net assets – Institutional Class	$ 157,650,909
Shares outstanding – Institutional Class[1]	3,825,109
Net asset value per share – Institutional Class	$41.21
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Index Asset Allocation Fund

Statement of operations—six months ended March 31, 2021 (unaudited)

Investment income
Dividends	$ 7,865,383
Interest	5,095,431
Income from affiliated securities	34,021
Total investment income	12,994,835
Expenses
Management fee	4,655,681
Administration fees
Class A	997,000
Class C	154,603
Administrator Class	198,784
Institutional Class	100,359
Shareholder servicing fees
Class A	1,186,904
Class C	184,051
Administrator Class	382,270
Distribution fee
Class C	552,154
Custody and accounting fees	40,391
Professional fees	24,735
Registration fees	43,839
Shareholder report expenses	54,938
Trustees’ fees and expenses	9,611
Other fees and expenses	87,538
Total expenses	8,672,858
Less: Fee waivers and/or expense reimbursements
Fund-level	(139,770)
Class A	(34,657)
Class C	(9)
Administrator Class	(85,617)
Net expenses	8,412,805
Net investment income	4,582,030
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	41,707,779
Affiliated securities	17,396
Futures contracts	9,401,317
Net realized gains on investments	51,126,492
Net change in unrealized gains (losses) on
Unaffiliated securities	82,287,081
Affiliated securities	1,955,759
Futures contracts	637,065
Net change in unrealized gains (losses) on investments	84,879,905
Net realized and unrealized gains (losses) on investments	136,006,397
Net increase in net assets resulting from operations	$140,588,427
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  31

Statement of changes in net assets

	Six months ended March 31, 2021 (unaudited)		Year ended September 30, 2020
Operations
Net investment income		$ 4,582,030		$ 11,189,860
Net realized gains on investments		51,126,492		40,044,032
Net change in unrealized gains (losses) on investments		84,879,905		115,732,110
Net increase in net assets resulting from operations		140,588,427		166,966,002
Distributions to shareholders from
Net investment income and net realized gains
Class A		(30,498,112)		(17,758,837)
Class C		(4,333,665)		(2,008,094)
Administrator Class		(9,785,404)		(5,552,976)
Institutional Class		(5,192,391)		(3,074,796)
Total distributions to shareholders		(49,809,572)		(28,394,703)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	876,039	35,345,353	1,620,062	59,463,146
Class C	597,424	14,653,825	1,140,277	25,072,330
Administrator Class	1,537,022	62,084,863	2,246,311	82,510,100
Institutional Class	683,823	27,569,799	941,118	34,233,056
		139,653,840		201,278,632
Reinvestment of distributions
Class A	737,326	29,412,718	487,086	17,291,503
Class C	169,584	4,105,876	82,795	1,783,971
Administrator Class	244,129	9,743,414	155,359	5,523,135
Institutional Class	97,312	3,879,807	59,824	2,126,023
		47,141,815		26,724,632
Payment for shares redeemed
Class A	(1,189,283)	(47,930,581)	(2,527,189)	(90,588,709)
Class C	(910,357)	(22,301,438)	(1,850,849)	(40,492,095)
Administrator Class	(955,678)	(38,518,983)	(1,679,186)	(60,419,227)
Institutional Class	(557,769)	(22,602,728)	(918,575)	(32,675,213)
		(131,353,730)		(224,175,244)
Net increase in net assets resulting from capital share transactions		55,441,925		3,828,020
Total increase in net assets		146,220,780		142,399,319
Net assets
Beginning of period		1,473,846,438		1,331,447,119
End of period		$1,620,067,218		$1,473,846,438
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Index Asset Allocation Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class A	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$38.89	$35.13	$34.63	$31.99	$29.61	$28.72
Net investment income	0.12	0.30	0.33	0.27	0.25	0.22
Net realized and unrealized gains on investments	3.53	4.22	1.46	2.83	2.67	2.45
Total from investment operations	3.65	4.52	1.79	3.10	2.92	2.67
Distributions to shareholders from
Net investment income	(0.12)	(0.30)	(0.33)	(0.27)	(0.27)	(0.21)
Net realized gains	(1.19)	(0.46)	(0.96)	(0.19)	(0.27)	(1.57)
Total distributions to shareholders	(1.31)	(0.76)	(1.29)	(0.46)	(0.54)	(1.78)
Net asset value, end of period	$41.23	$38.89	$35.13	$34.63	$31.99	$29.61
Total return[1]	9.51%	13.08%	5.54%	9.76%	9.99%	9.68%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.10%	1.11%	1.08%	1.09%	1.10%
Net expenses	1.08%	1.08%	1.08%	1.07%	1.09%	1.10%
Net investment income	0.59%	0.83%	0.99%	0.80%	0.79%	0.79%
Supplemental data
Portfolio turnover rate	5%	19%	14%	9%	9%	8%
Net assets, end of period (000s omitted)	$979,420	$907,134	$834,289	$830,487	$822,769	$828,421

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  33

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class C	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$23.64	$21.36	$21.07	$19.45	$17.99	$17.47
Net investment income (loss)	(0.02)	0.01	0.05	0.01	0.01	0.01 [1]
Net realized and unrealized gains on investments	2.15	2.57	0.88	1.73	1.62	1.48
Total from investment operations	2.13	2.58	0.93	1.74	1.63	1.49
Distributions to shareholders from
Net investment income	(0.01)	(0.02)	(0.06)	(0.00) [2]	(0.01)	(0.02)
Net realized gains	(0.72)	(0.28)	(0.58)	(0.12)	(0.16)	(0.95)
Total distributions to shareholders	(0.73)	(0.30)	(0.64)	(0.12)	(0.17)	(0.97)
Net asset value, end of period	$25.04	$23.64	$21.36	$21.07	$19.45	$17.99
Total return[3]	9.12%	12.22%	4.75%	8.97%	9.14%	8.86%
Ratios to average net assets (annualized)
Gross expenses	1.84%	1.85%	1.86%	1.83%	1.84%	1.85%
Net expenses	1.83%	1.83%	1.83%	1.82%	1.84%	1.85%
Net investment income (loss)	(0.16)%	0.08%	0.24%	0.05%	0.04%	0.03%
Supplemental data
Portfolio turnover rate	5%	19%	14%	9%	9%	8%
Net assets, end of period (000s omitted)	$149,815	$144,828	$144,264	$153,322	$152,820	$136,881

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Index Asset Allocation Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Administrator Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$38.89	$35.14	$34.64	$31.99	$29.63	$28.75
Net investment income	0.15	0.37	0.39	0.32	0.30	0.28
Net realized and unrealized gains on investments	3.54	4.20	1.46	2.84	2.68	2.45
Total from investment operations	3.69	4.57	1.85	3.16	2.98	2.73
Distributions to shareholders from
Net investment income	(0.14)	(0.36)	(0.39)	(0.32)	(0.35)	(0.28)
Net realized gains	(1.19)	(0.46)	(0.96)	(0.19)	(0.27)	(1.57)
Total distributions to shareholders	(1.33)	(0.82)	(1.35)	(0.51)	(0.62)	(1.85)
Net asset value, end of period	$41.25	$38.89	$35.14	$34.64	$31.99	$29.63
Total return[1]	9.62%	13.26%	5.73%	9.94%	10.20%	9.91%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.02%	1.03%	1.00%	0.99%	1.02%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.77%	1.01%	1.17%	0.97%	0.96%	0.98%
Supplemental data
Portfolio turnover rate	5%	19%	14%	9%	9%	8%
Net assets, end of period (000s omitted)	$333,181	$281,988	$229,390	$216,611	$268,512	$206,908

[1]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  35

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Institutional Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017 [1]
Net asset value, beginning of period	$38.84	$35.09	$34.59	$31.96	$29.27
Net investment income	0.18	0.42	0.44	0.39	0.35
Net realized and unrealized gains on investments	3.54	4.21	1.46	2.81	3.03
Total from investment operations	3.72	4.63	1.90	3.20	3.38
Distributions to shareholders from
Net investment income	(0.16)	(0.42)	(0.44)	(0.38)	(0.42)
Net realized gains	(1.19)	(0.46)	(0.96)	(0.19)	(0.27)
Total distributions to shareholders	(1.35)	(0.88)	(1.40)	(0.57)	(0.69)
Net asset value, end of period	$41.21	$38.84	$35.09	$34.59	$31.96
Total return[2]	9.70%	13.44%	5.89%	10.11%	11.70%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.77%	0.78%	0.75%	0.74%
Net expenses	0.75%	0.75%	0.75%	0.74%	0.74%
Net investment income	0.92%	1.16%	1.32%	1.13%	1.08%
Supplemental data
Portfolio turnover rate	5%	19%	14%	9%	9%
Net assets, end of period (000s omitted)	$157,651	$139,896	$123,504	$110,566	$61,060

[1]	For the period from October 31, 2016 (commencement of class operations) to September 30, 2017
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Asset Allocation Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions

Wells Fargo Index Asset Allocation Fund  |  37

Notes to financial statements (unaudited)
is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values and is subject to interest rate risk and equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

38  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements (unaudited)
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $916,831,224 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$698,197,887
Gross unrealized losses	(25,165,711)
Net unrealized gains	$673,032,176
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Index Asset Allocation Fund  |  39

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 33,606	$0	$ 33,606
Common stocks
Communication services	105,922,555	0	0	105,922,555
Consumer discretionary	121,356,745	0	0	121,356,745
Consumer staples	59,451,788	0	0	59,451,788
Energy	27,142,455	0	0	27,142,455
Financials	109,751,692	0	0	109,751,692
Health care	125,831,658	0	0	125,831,658
Industrials	86,028,262	0	0	86,028,262
Information technology	258,526,302	0	0	258,526,302
Materials	26,114,662	0	0	26,114,662
Real estate	23,867,511	0	0	23,867,511
Utilities	25,911,103	0	0	25,911,103
Non-agency mortgage-backed securities	0	4,612	0	4,612
U.S. Treasury securities	567,841,244	0	0	567,841,244
Short-term investments
Investment companies	52,461,135	0	0	52,461,135
	1,590,207,112	38,218	0	1,590,245,330
Futures contracts	578,914	0	0	578,914
Total assets	$1,590,786,026	$38,218	$0	$1,590,824,244
Liabilities
Futures contracts	$ 960,844	$ 0	$0	$ 960,844
Total liabilities	$ 960,844	$ 0	$0	$ 960,844
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

40  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements (unaudited)
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $2 billion	0.550
Next $2 billion	0.525
Next $5 billion	0.490
Over $10 billion	0.480
For the six months ended March 31, 2021, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.08%
Class C	1.83
Administrator Class	0.90
Institutional Class	0.75
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

Wells Fargo Index Asset Allocation Fund  |  41

Notes to financial statements (unaudited)
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2021, Funds Distributor received $31,588 from the sale of Class A shares and $271 in contingent deferred sales charges from redemptions of Class C shares. Funds Distributor did not receive any contingent deferred sales charges from Class A for the six months ended March 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$41,162,650	$35,199,088	$0	$108,264,927
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
BNP Paribas Securities Corporation	$429,336	$(429,336)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the six months ended March 31, 2021, the Fund entered into futures contracts to manage the duration of the portfolio and to gain market exposure to certain asset classes by implementing tactical asset allocation shifts. The Fund had an average notional amount of $185,787,218 in long futures contract and $38,449,486 in short futures contracts during the six months ended March 31, 2021.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

42  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements (unaudited)
The fair value of derivative instruments as of March 31, 2021 by risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 405,278*	Unrealized losses on futures contracts	$ 960,844*
Equity rate risk	Unrealized gains on futures contracts	173,636*	Unrealized losses on futures contracts	0*
		$578,914		$960,844
* Amount represents the cumulative unrealized gains (losses) as reported in the tables following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of March 31, 2021 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2021 was as follows for the Fund:
	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$ 9,818,401	$ 173,636
Interest rate risk	(417,084)	463,429
	$9,401,317	$637,065
8. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended March 31, 2021, there were no borrowings by the Fund under the agreement.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Index Asset Allocation Fund  |  43

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

44  |  Wells Fargo Index Asset Allocation Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Index Asset Allocation Fund  |  45

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

46  |  Wells Fargo Index Asset Allocation Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Index Asset Allocation Fund  |  47

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00289 05-21
SA227/SAR227 03-21

Semi-Annual Report
March 31, 2021
Wells Fargo
International Bond Fund

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The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo International Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Wells Fargo International Bond Fund for the six-month period that ended March 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks performed extremely well, benefiting from ongoing central bank support and rising optimism over the development and distribution of effective COVID-19 vaccines. Bonds also had positive returns, led by global bonds and high-yield bonds.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 19.07%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.10%, while the MSCI EM Index (Net),3 had even stronger performance, with a 22.43% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -2.73%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 returned -0.47%, and the Bloomberg Barclays Municipal Bond Index,6 returned 1.46% while the ICE BofA U.S. High Yield Index,7 gained 7.44%.
Hope drove the stock markets to new highs.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services purchasing managers’ index contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo International Bond Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January's expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude-oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even within markets where the vaccine has lagged, such as the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo International Bond Fund  |  3

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (expected to be extended through June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

4  |  Wells Fargo International Bond Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of income and capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Fargo Aseet Management (International) Limited
Portfolio managers	Michael Lee, Alex Perrin, Lauren van Biljon, CFA®‡, Peter Wilson

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (ESIYX)	9-30-2003	4.33	1.03	0.59	9.26	1.96	1.05	1.50	1.03
Class C (ESIVX)	9-30-2003	8.01	1.32	0.34	9.01	1.32	0.34	2.25	1.78
Class R6 (ESIRX)[3]	11-30-2012	–	–	–	9.62	2.34	1.43	1.12	0.65
Administrator Class (ESIDX)	7-30-2010	–	–	–	9.37	2.14	1.23	1.44	0.85
Institutional Class (ESICX)	12-15-1993	–	–	–	9.57	2.29	1.37	1.17	0.70
Bloomberg Barclays Global Aggregate ex-USD Index[4]	–	–	–	–	7.15	2.13	1.26	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.03% for Class A, 1.78% for Class C, 0.65% for Class R6, 0.85% Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment grade fixed income markets excluding the U.S. dollar denominated debt market. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo International Bond Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of March 31, 2021[1]
Japan, 0.10%, 6-20-2030	12.16
Canada, 2.55%, 3-15-2025	4.86
United Kingdom Treasury Bond, 0.25%, 7-31-2031	4.25
Italy Buoni Poliennali del Tesoro , 0.95%, 8-1-2030	3.73
Nordea Kredit Realkredit AS, 1.00%, 10-1-2050	3.60
Nykredit Realkredit AS, 1.00%, 10-1-2050	3.50
Spain Bonos y Obligaciones del Estado, 1.25%, 10-31-2030	3.49
Realkredit Danmark AS, 1.00%, 10-1-2050	3.47
Norway, 1.50%, 2-19-2026	2.83
Japan, 0.10%, 3-20-2027	2.63
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio allocation as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Wells Fargo International Bond Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.90	$5.14	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.19	1.03%
Class C
Actual	$1,000.00	$ 997.16	$8.86	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.06	$8.95	1.78%
Class R6
Actual	$1,000.00	$1,002.64	$3.25	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28	0.65%
Administrator Class
Actual	$1,000.00	$1,001.79	$4.24	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Institutional Class
Actual	$1,000.00	$1,002.65	$3.50	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53	0.70%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo International Bond Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date		Principal	Value
Corporate bonds and notes: 4.43%
United States: 4.43%
AbbVie Incorporated (Health care, Biotechnology)144A	2.60%	11-21-2024		$200,000	$ 211,160
Amthem Incorporated (Health care, Health care providers & services)	2.55	3-15-2031		325,000	325,053
Anthem Incorporated (Health care, Health care providers & services)	2.25	5-15-2030		275,000	270,646
Apple Incorporated (Information technology, Technology hardware, storage & peripherals)	1.20	2-8-2028		475,000	457,387
AT&T Incorporated (Communication services, Diversified telecommunication services)	4.35	3-1-2029		250,000	282,794
Bank of America Corporation (3 Month LIBOR +1.21%) (Financials, Banks)±	3.97	2-7-2030		300,000	332,966
Berry Global Incorporated (Materials, Containers & packaging)	1.00	1-15-2025		275,000	323,460
BP Capital Markets America Incorporated (Energy, Oil, gas & consumable fuels)	1.75	8-10-2030		400,000	377,830
Chevron USA Incorporated (Energy, Oil, gas & consumable fuels)	0.69	8-12-2025		375,000	367,805
Citigroup Incorporated (Financials, Banks)	3.20	10-21-2026		150,000	161,187
Crown Castle International Corporation (Real estate, Equity REITs)	1.05	7-15-2026		525,000	508,319
CVS Health Corporation (Health care, Health care providers & services)	1.88	2-28-2031		225,000	211,338
Discovery Communications LLC (Communication services, Media)	3.95	3-20-2028		300,000	327,706
Ford Motor Company (Consumer discretionary, Automobiles)	8.50	4-21-2023		75,000	83,625
General Motors Company (Consumer discretionary, Automobiles)	1.25	1-8-2026		600,000	588,715
General Motors Company (Consumer discretionary, Automobiles)	5.40	10-2-2023		50,000	54,291
Global Payments Incorporated (Information technology, IT services)	3.20	8-15-2029		350,000	368,624
IQVIA Incorporated (Health care, Health care providers & services)	2.88	6-15-2028		225,000	271,140
Qualcomm Incorporated (Information technology, Semiconductors & semiconductor equipment)	2.15	5-20-2030		250,000	247,857
Verizon Communications Incorporated (Communication services, Diversified telecommunication services)	1.45	3-20-2026		525,000	525,043
Total Corporate bonds and notes (Cost $6,262,778)					6,296,946
Foreign corporate bonds and notes: 20.35%
Denmark: 10.57%
Nordea Kredit Realkredit AS (Financials, Thrifts & mortgage finance)	1.00	10-1-2050	DKK	33,263,795	5,120,734
Nykredit Realkredit AS (Financials, Thrifts & mortgage finance)	1.00	10-1-2050	DKK	32,295,931	4,966,647
Realkredit Danmark AS (Financials, Thrifts & mortgage finance)	1.00	10-1-2050	DKK	32,088,259	4,932,180
					15,019,561
The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  9

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date		Principal	Value
France: 0.51%
Altice France SA (Communication services, Diversified telecommunication services)	4.13%	1-15-2029	EUR	200,000	$ 234,578
Rubis Terminal Infra SAS (Energy, Oil, gas & consumable fuels)	5.63	5-15-2025	EUR	200,000	246,865
SPCM SA (Materials, Chemicals)144A	2.00	2-1-2026	EUR	200,000	238,171
					719,614
Germany: 0.26%
Cheplapharm Arzneimittel (Health care, Pharmaceuticals)	4.38	1-15-2028	EUR	100,000	122,547
Rebecca Bidco (Consumer discretionary, Diversified consumer services)	5.75	7-15-2025	EUR	200,000	244,848
					367,395
India: 1.26%
International Finance Corporation (Financials, Capital markets)	6.30	11-25-2024	INR	127,750,000	1,793,580
Ireland: 0.17%
Smurfit Kappa Treasury Company (Materials, Paper & forest products)	1.50	9-15-2027	EUR	200,000	246,614
Italy: 0.26%
Brunello Bidco SpA (Information technology, Software)144A	3.50	2-15-2028	EUR	100,000	116,707
Gamma Bidco SpA (Industrials, Electrical equipment)	6.25	7-15-2025	EUR	200,000	244,367
					361,074
Luxembourg: 3.93%
ContourGlobal Power Holdings SA (Utilities, Electric utilities)144A	2.75	1-1-2026	EUR	200,000	234,639
European Investment Bank (Financials, Banks)¤	0.00	1-18-2033	JPY	290,000,000	2,549,786
European Investment Bank (Financials, Banks)	0.13	12-14-2026	GBP	2,000,000	2,675,908
PLT VII Finance (Financials, Diversified financial services)	4.63	1-5-2026	EUR	100,000	121,897
					5,582,230
Netherlands: 0.63%
Maxeda DIY Holding BV (Consumer discretionary, Household durables)	5.88	10-1-2026	EUR	200,000	242,471
United Group BV (Communication services, Media)	3.13	2-15-2026	EUR	225,000	255,150
VZ Vendor Financing BV (Financials, Diversified financial services)144A	2.88	1-15-2029	EUR	250,000	287,312
Ziggo Bond Company BV (Communication services, Media)	3.38	2-28-2030	EUR	100,000	115,511
					900,444
Philippines: 0.76%
Asian Development Bank (Financials, Capital markets)	5.90	12-20-2022	INR	78,000,000	1,077,499
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo International Bond Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date		Principal	Value
Sweden: 0.30%
Verisure Holding AB (Industrials, Commercial services & supplies)144A	3.25%	2-15-2027	EUR	150,000	$ 177,224
Verisure Holding AB (Industrials, Commercial services & supplies)	3.88	7-15-2026	EUR	200,000	241,777
					419,001
United Kingdom: 1.70%
AA Bond Company Limited (Consumer discretionary, Diversified consumer services)144A	6.50	1-31-2026	GBP	125,000	177,710
European Bank for Reconstruction and Development (Financials, Capital markets)	6.50	6-19-2023	INR	55,000,000	769,404
Galaxy Bidco Limited (Financials, Insurance)	6.50	7-31-2026	GBP	200,000	291,794
Ineos Finance plc (Financials, Diversified financial services)144A	3.38	3-31-2026	EUR	200,000	240,990
INEOS Quattro Finance plc (Financials, Diversified financial services)144A	2.50	1-15-2026	EUR	100,000	117,235
Pinewood Finance Company Limited (Financials, Diversified financial services)	3.25	9-30-2025	GBP	100,000	140,617
Playtech plc (Consumer discretionary, Hotels, restaurants & leisure)	3.75	10-12-2023	EUR	175,000	208,342
Synthomer plc (Materials, Chemicals)	3.88	7-1-2025	EUR	100,000	122,182
Virgin Media Secured Finance plc (Communication services, Media)	4.25	1-15-2030	GBP	250,000	344,650
					2,412,924
Total Foreign corporate bonds and notes (Cost $28,944,233)					28,899,936
Foreign government bonds: 67.74%
Brazil Government Bond	10.00	1-1-2023	BRL	2,100,000	392,784
Brazil Government Bond	10.00	1-1-2025	BRL	9,550,000	1,788,405
Canada 144A	2.55	3-15-2025	CAD	8,175,000	6,906,694
Colombia	6.00	4-28-2028	COP	1,235,000,000	329,759
Hungary	1.50	4-22-2026	HUF	985,000,000	3,127,198
India	7.32	1-28-2024	INR	24,000,000	348,739
Indonesia	5.50	4-15-2026	IDR	25,000,000,000	1,689,329
Indonesia	6.50	6-15-2025	IDR	10,050,000,000	707,838
Indonesia	7.25	2-15-2026	IDR	23,750,000,000	1,711,275
Italy Buoni Poliennali del Tesoro	0.35	2-1-2025	EUR	3,125,000	3,732,924
Italy Buoni Poliennali del Tesoro	0.95	8-1-2030	EUR	4,375,000	5,300,579
Japan	0.10	3-20-2027	JPY	410,000,000	3,738,156
Japan	0.10	6-20-2030	JPY	1,905,000,000	17,267,756
Japan	0.10	9-20-2030	JPY	370,000,000	3,349,465
Korea Treasury Bond	1.88	6-10-2029	KRW	1,920,000,000	1,690,762
Korea Treasury Bond	2.38	3-10-2023	KRW	1,706,000,000	1,549,006
Malaysia Government Bond	3.90	11-30-2026	MYR	1,100,000	279,494
Malaysia Government Bond	3.96	9-15-2025	MYR	12,250,000	3,112,058
Mexico	5.75	3-5-2026	MXN	73,200,000	3,550,896
Mexico	8.00	11-7-2047	MXN	3,050,000	153,072
Mexico	8.50	5-31-2029	MXN	6,815,000	374,151
New South Wales	3.00	5-20-2027	AUD	1,815,000	1,529,116
New South Wales	5.00	8-20-2024	AUD	2,025,000	1,773,031
Norway 144A	1.50	2-19-2026	NOK	33,700,000	4,020,289
Poland	2.50	1-25-2023	PLN	1,000,000	264,219
Poland	2.75	10-25-2029	PLN	425,000	119,018
The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  11

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date		Principal	Value
Foreign government bonds: 67.74% (continued)
Queensland Treasury Corporation 144A	2.75%	8-20-2027	AUD	2,000,000	$ 1,660,615
Queensland Treasury Corporation 144A	4.75	7-21-2025	AUD	2,050,000	1,824,204
Republic of Peru	5.70	8-12-2024	PEN	400,000	121,684
Republic of South Africa	8.75	2-28-2048	ZAR	25,750,000	1,367,053
Republic of South Africa	8.75	2-28-2048	ZAR	11,185,000	593,805
Republic of South Africa	10.50	12-21-2026	ZAR	26,585,000	2,045,208
Romania	3.25	4-29-2024	RON	4,240,000	1,036,658
Romania	3.40	3-8-2022	RON	600,000	144,787
Romania	4.85	4-22-2026	RON	6,550,000	1,719,182
Romania	5.00	2-12-2029	RON	3,535,000	959,601
Russia	4.50	7-16-2025	RUB	221,000,000	2,713,244
Russia	6.50	2-28-2024	RUB	38,600,000	516,768
Russia	7.00	12-15-2021	RUB	26,000,000	348,708
Spain Bonos y Obligaciones del Estado ¤	0.00	1-31-2025	EUR	1,150,000	1,367,972
Spain Bonos y Obligaciones del Estado 144A	1.25	10-31-2030	EUR	3,875,000	4,963,507
United Kingdom Treasury Bond	0.25	7-31-2031	GBP	4,700,000	6,034,099
Total Foreign government bonds (Cost $97,103,965)					96,223,108
U.S. Treasury securities: 1.65%
U.S. Treasury Note	0.25	8-31-2025		$2,400,000	2,344,125
Total U.S. Treasury securities (Cost $2,392,533)					2,344,125
Yankee corporate bonds and notes: 0.92%
France: 0.32%
Electricite de France SA (Utilities, Electric utilities)	4.50	9-21-2028		400,000	455,706
Japan: 0.14%
Takeda Pharmaceutical (Health care, Pharmaceuticals)	2.05	3-31-2030		200,000	192,758
Spain: 0.22%
Telefonica Emisiones SAU (Communication services, Wireless telecommunication services)	4.10	3-8-2027		275,000	307,490
United Kingdom: 0.24%
Vodafone Group plc (Communication services, Wireless telecommunication services)	4.38	5-30-2028		300,000	344,530
Total Yankee corporate bonds and notes (Cost $1,203,531)					1,300,484
Yankee government bonds: 0.31%
British Columbia	1.30	1-29-2031		475,000	446,862
Total Yankee government bonds (Cost $474,304)					446,862

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo International Bond Fund

Portfolio of investments—March 31, 2021 (unaudited)

		Yield	Shares	Value
Short-term investments: 3.18%
Investment companies: 3.18%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	4,517,014	$ 4,517,014
Total Short-term investments (Cost $4,517,014)				4,517,014
Total investments in securities (Cost $140,898,358)	98.58%			140,028,475
Other assets and liabilities, net	1.42			2,022,759
Total net assets	100.00%			$142,051,234

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
AUD	Australian dollar
BRL	Brazilian real
CAD	Canadian dollar
COP	Colombian peso
DKK	Danish krone
EUR	Euro
GBP	Great British pound
HUF	Hungarian forint
IDR	Indonesian rupiah
INR	Indian rupee
JPY	Japanese yen
KRW	Republic of Korea won
LIBOR	London Interbank Offered Rate
MXN	Mexican peso
MYR	Malaysian ringgit
NOK	Norwegian krone
PEN	Peruvian sol
PLN	Polish zloty
REIT	Real estate investment trust
RON	Romanian lei
RUB	Russian ruble
ZAR	South African rand
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Government Money Market Fund Select Class	$1,002,714	$42,276,128	$(38,761,828)	$0	$0	$4,517,014	3.18%	4,517,014	$473
The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  13

Portfolio of investments—March 31, 2021 (unaudited)
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
3,500,000 DKK	571,857 USD	State Street Bank & Trust Company	4-8-2021	$ 0	$ (20,081)
79,000,000 CNY	12,158,710 USD	State Street Bank & Trust Company	4-14-2021	0	(118,027)
8,800,000 CNY	1,356,037 USD	State Street Bank & Trust Company	4-14-2021	0	(14,796)
3,359,027 USD	4,350,000 AUD	State Street Bank & Trust Company	4-14-2021	54,793	0
348,296 USD	450,000 AUD	State Street Bank & Trust Company	4-14-2021	6,479	0
90,275,000 JPY	832,133 USD	State Street Bank & Trust Company	4-20-2021	0	(16,679)
74,000,000 JPY	668,137 USD	State Street Bank & Trust Company	4-20-2021	304	0
285,000,000 JPY	2,744,207 USD	State Street Bank & Trust Company	4-30-2021	0	(169,567)
4,350,000 CAD	3,420,403 USD	State Street Bank & Trust Company	5-10-2021	41,271	0
866,671 USD	1,100,000 CAD	State Street Bank & Trust Company	5-10-2021	0	(8,695)
2,927,907 USD	43,450,000 ZAR	State Street Bank & Trust Company	5-12-2021	0	(1,528)
2,100,000 DKK	333,468 USD	State Street Bank & Trust Company	4-8-2021	0	(2,403)
1,175,000 TRY	160,036 USD	State Street Bank & Trust Company	5-12-2021	0	(21,766)
1,180,000 ZAR	77,762 USD	State Street Bank & Trust Company	5-12-2021	1,795	0
751,350 USD	11,150,000 ZAR	State Street Bank & Trust Company	5-12-2021	0	(392)
187,853 USD	14,000,000 RUB	State Street Bank & Trust Company	5-12-2021	3,610	0
124,780 USD	9,200,000 INR	State Street Bank & Trust Company	5-18-2021	0	(350)
3,662,010 USD	270,000,000 INR	State Street Bank & Trust Company	5-18-2021	0	(10,257)
1,500,000 BRL	276,350 USD	State Street Bank & Trust Company	5-24-2021	0	(10,684)
320,142 USD	1,800,000 BRL	State Street Bank & Trust Company	5-24-2021	1,343	0
1,262,783 USD	7,100,000 BRL	State Street Bank & Trust Company	5-24-2021	5,297	0
230,292 USD	1,250,000 BRL	State Street Bank & Trust Company	5-24-2021	8,903	0
17,414,134 USD	104,800,000 DKK	State Street Bank & Trust Company	4-12-2021	892,400	0
70,279 USD	1,000,000,000 IDR	State Street Bank & Trust Company	5-28-2021	1,707	0
17,875,000 THB	585,954 USD	State Street Bank & Trust Company	6-9-2021	0	(14,102)
13,400,000 EUR	16,053,279 USD	State Street Bank & Trust Company	6-15-2021	0	(315,923)
575,000 EUR	675,129 USD	State Street Bank & Trust Company	6-15-2021	168	0
925,000 PLN	240,050 USD	State Street Bank & Trust Company	6-24-2021	0	(5,883)
189,133 USD	3,950,000 MXN	State Street Bank & Trust Company	6-24-2021	0	(2,458)
1,783,594 USD	37,250,000 MXN	State Street Bank & Trust Company	6-24-2021	0	(23,180)
186,309 USD	3,900,000 MXN	State Street Bank & Trust Company	6-24-2021	0	(2,857)
451,440 USD	9,450,000 MXN	State Street Bank & Trust Company	6-24-2021	0	(6,923)
97,000,000 HUF	314,151 USD	State Street Bank & Trust Company	6-29-2021	0	(482)
3,600,000 GBP	4,899,974 USD	State Street Bank & Trust Company	4-12-2021	63,075	0
410,552 USD	300,000 GBP	State Street Bank & Trust Company	4-12-2021	0	(3,036)
2,715,071 USD	1,940,000 GBP	State Street Bank & Trust Company	4-14-2021	40,538	0
2,100,000 CNY	323,600 USD	State Street Bank & Trust Company	4-14-2021	0	(3,531)
4,800,000 AUD	3,710,515 USD	State Street Bank & Trust Company	4-14-2021	0	(64,464)
3,214,000 CNY	494,659 USD	State Street Bank & Trust Company	4-14-2021	0	(4,802)
				$1,121,683	$(842,866)
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo International Bond Fund

Statement of assets and liabilities—March 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $136,381,344)	$ 135,511,461
Investments in affiliated securites, at value (cost $4,517,014)	4,517,014
Foreign currency, at value (cost $345,110)	341,033
Unrealized gains on forward foreign currency contracts	1,121,683
Receivable for interest	761,945
Receivable for investments sold	506,313
Receivable for Fund shares sold	263,210
Prepaid expenses and other assets	110,439
Total assets	143,133,098
Liabilities
Unrealized losses on forward foreign currency contracts	842,866
Payable for Fund shares redeemed	95,916
Management fee payable	41,675
Administration fees payable	10,918
Trustees’ fees and expenses payable	2,192
Distribution fee payable	317
Accrued expenses and other liabilities	87,980
Total liabilities	1,081,864
Total net assets	$142,051,234
Net assets consist of
Paid-in capital	$ 145,906,686
Total distributable loss	(3,855,452)
Total net assets	$142,051,234
Computation of net asset value and offering price per share
Net assets – Class A	$ 10,943,913
Shares outstanding – Class A1	987,122
Net asset value per share – Class A	$11.09
Maximum offering price per share – Class A2	$11.61
Net assets – Class C	$ 493,186
Shares outstanding – Class C1	46,851
Net asset value per share – Class C	$10.53
Net assets – Class R6	$ 5,445,740
Shares outstanding – Class R6[1]	478,014
Net asset value per share – Class R6	$11.39
Net assets – Administrator Class	$ 37,086,064
Shares outstanding – Administrator Class[1]	3,308,992
Net asset value per share – Administrator Class	$11.21
Net assets – Institutional Class	$ 88,082,331
Shares outstanding – Institutional Class[1]	7,766,470
Net asset value per share – Institutional Class	$11.34
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  15

Statement of operations—six months ended March 31, 2021 (unaudited)

Investment income
Interest (net of foreign withholding taxes of $43,820)	$ 1,266,636
Income from affiliated securities	473
Total investment income	1,267,109
Expenses
Management fee	405,099
Administration fees
Class A	9,220
Class C	443
Class R6	873
Administrator Class	17,948
Institutional Class	32,495
Shareholder servicing fees
Class A	14,405
Class C	691
Administrator Class	44,870
Distribution fee
Class C	2,074
Custody and accounting fees	56,006
Professional fees	30,665
Registration fees	41,588
Shareholder report expenses	27,062
Trustees’ fees and expenses	9,609
Other fees and expenses	10,740
Total expenses	703,788
Less: Fee waivers and/or expense reimbursements
Fund-level	(183,700)
Class A	(20)
Net expenses	520,068
Net investment income	747,041
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	1,731,646
Forward foreign currency contracts	(433,895)
Net realized gains on investments	1,297,751
Net change in unrealized gains (losses) on
Unaffiliated securities	(2,760,172)
Forward foreign currency contracts	224,237
Net change in unrealized gains (losses) on investments	(2,535,935)
Net realized and unrealized gains (losses) on investments	(1,238,184)
Net decrease in net assets resulting from operations	$ (491,143)
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo International Bond Fund

Statement of changes in net assets

	Six months ended March 31, 2021 (unaudited)		Year ended September 30, 2020
Operations
Net investment income		$ 747,041		$ 1,935,486
Payment from affiliate		0		3,879
Net realized gains on investments		1,297,751		259,027
Net change in unrealized gains (losses) on investments		(2,535,935)		2,913,403
Net increase (decrease) in net assets resulting from operations		(491,143)		5,111,795
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	65,772	748,602	163,139	1,732,816
Class C	1,309	14,069	18,134	168,996
Class R6	379	4,381	976	10,383
Administrator Class	428,470	4,943,619	2,400,187	26,527,800
Institutional Class	3,376,539	39,164,840	1,866,137	20,194,483
		44,875,511		48,634,478
Payment for shares redeemed
Class A	(93,229)	(1,060,465)	(328,420)	(3,481,337)
Class C	(21,157)	(228,359)	(54,324)	(544,461)
Class R6	(52,340)	(608,196)	(312,094)	(3,404,671)
Administrator Class	(178,646)	(2,056,041)	(1,070,419)	(11,406,831)
Institutional Class	(672,815)	(7,826,544)	(4,110,389)	(43,737,008)
		(11,779,605)		(62,574,308)
Net increase (decrease) in net assets resulting from capital share transactions		33,095,906		(13,939,830)
Total increase (decrease) in net assets		32,604,763		(8,828,035)
Net assets
Beginning of period		109,446,471		118,274,506
End of period		$142,051,234		$109,446,471
The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class A	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016 [1]	Year ended October 31, 2015
Net asset value, beginning of period	$11.08	$10.45	$9.69	$10.31	$10.77	$9.74	$10.84
Net investment income	0.05 [2]	0.18 [2]	0.32 [2]	0.27 [2]	0.26 [2]	0.24 [2]	0.31 [2]
Payment from affiliate	0.00	0.00 [3]	0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.04)	0.45	0.44	(0.89)	(0.57)	0.85	(1.33)
Total from investment operations	0.01	0.63	0.76	(0.62)	(0.31)	1.09	(1.02)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	(0.05)
Net realized gains	0.00	0.00	0.00	0.00	(0.15)	(0.06)	(0.03)
Total distributions to shareholders	0.00	0.00	0.00	0.00	(0.15)	(0.06)	(0.08)
Net asset value, end of period	$11.09	$11.08	$10.45	$9.69	$10.31	$10.77	$9.74
Total return[4]	0.09%	6.03% [5]	7.84%	(6.01)%	(2.78)%	11.24%	(9.50)%
Ratios to average net assets (annualized)
Gross expenses	1.27%	1.50%	1.30%	1.08%	1.03%	1.08%	1.06%
Net expenses	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%
Net investment income	0.86%	1.68%	3.21%	2.75%	2.61%	2.64%	3.07%
Supplemental data
Portfolio turnover rate	33%	158%	129%	99%	68%	96%	136%
Net assets, end of period (000s omitted)	$10,944	$11,237	$12,329	$44,519	$69,885	$54,399	$79,727

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[5]	During the year ended September 30, 2020, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo International Bond Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class C	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016 [1]	Year ended October 31, 2015
Net asset value, beginning of period	$10.56	$9.98	$9.32	$10.00	$10.52	$9.58	$10.70
Net investment income	0.01 [2]	0.09 [2]	0.24 [2]	0.19 [2]	0.18 [2]	0.17 [2]	0.23 [2]
Payment from affiliate	0.00	0.06	0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.04)	0.43	0.42	(0.87)	(0.55)	0.83	(1.32)
Total from investment operations	(0.03)	0.58	0.66	(0.68)	(0.37)	1.00	(1.09)
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	0.00	(0.15)	(0.06)	(0.03)
Net asset value, end of period	$10.53	$10.56	$9.98	$9.32	$10.00	$10.52	$9.58
Total return[3]	(0.28)%	5.81% [4]	7.08%	(6.80)%	(3.43)%	10.49%	(10.21)%
Ratios to average net assets (annualized)
Gross expenses	2.02%	2.25%	2.04%	1.83%	1.78%	1.83%	1.81%
Net expenses	1.78%	1.78%	1.78%	1.78%	1.78%	1.78%	1.78%
Net investment income	0.13%	0.94%	2.51%	2.00%	1.88%	1.86%	2.33%
Supplemental data
Portfolio turnover rate	33%	158%	129%	99%	68%	96%	136%
Net assets, end of period (000s omitted)	$493	$704	$1,027	$2,652	$3,493	$5,520	$6,895

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 0.58% impact on the total return.
The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class R6	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016 [1]	Year ended October 31, 2015
Net asset value, beginning of period	$11.36	$10.68	$9.86	$10.45	$10.88	$9.80	$10.88
Net investment income	0.07 [2]	0.23 [2]	0.37 [2]	0.31 [2]	0.30 [2]	0.28 [2]	0.35 [2]
Net realized and unrealized gains (losses) on investments	(0.04)	0.45	0.45	(0.90)	(0.58)	0.86	(1.34)
Total from investment operations	0.03	0.68	0.82	(0.59)	(0.28)	1.14	(0.99)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	(0.06)
Net realized gains	0.00	0.00	0.00	0.00	(0.15)	(0.06)	(0.03)
Total distributions to shareholders	0.00	0.00	0.00	0.00	(0.15)	(0.06)	(0.09)
Net asset value, end of period	$11.39	$11.36	$10.68	$9.86	$10.45	$10.88	$9.80
Total return[3]	0.26%	6.37%	8.32%	(5.65)%	(2.48)%	11.69%	(9.18)%
Ratios to average net assets (annualized)
Gross expenses	0.89%	1.13%	0.90%	0.72%	0.65%	0.70%	0.68%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.24%	2.08%	3.68%	3.18%	3.01%	3.00%	3.46%
Supplemental data
Portfolio turnover rate	33%	158%	129%	99%	68%	96%	136%
Net assets, end of period (000s omitted)	$5,446	$6,020	$8,979	$49,749	$30,876	$12,501	$13,152

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo International Bond Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Administrator Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016 [1]	Year ended October 31, 2015
Net asset value, beginning of period	$11.19	$10.53	$9.75	$10.36	$10.80	$9.75	$10.84
Net investment income	0.06 [2]	0.20 [2]	0.34 [2]	0.29 [2]	0.28 [2]	0.26 [2]	0.33 [2]
Net realized and unrealized gains (losses) on investments	(0.04)	0.46	0.44	(0.90)	(0.57)	0.85	(1.34)
Total from investment operations	0.02	0.66	0.78	(0.61)	(0.29)	1.11	(1.01)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	(0.05)
Net realized gains	0.00	0.00	0.00	0.00	(0.15)	(0.06)	(0.03)
Total distributions to shareholders	0.00	0.00	0.00	0.00	(0.15)	(0.06)	(0.08)
Net asset value, end of period	$11.21	$11.19	$10.53	$9.75	$10.36	$10.80	$9.75
Total return[3]	0.18%	6.27%	8.00%	(5.89)%	(2.59)%	11.44%	(9.36)%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.44%	1.24%	1.01%	0.97%	1.02%	0.99%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	1.04%	1.87%	3.37%	2.93%	2.80%	2.85%	3.26%
Supplemental data
Portfolio turnover rate	33%	158%	129%	99%	68%	96%	136%
Net assets, end of period (000s omitted)	$37,086	$34,221	$18,213	$27,911	$41,045	$50,825	$266,849

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Institutional Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016 [1]	Year ended October 31, 2015
Net asset value, beginning of period	$11.31	$10.64	$9.83	$10.43	$10.86	$9.79	$10.87
Net investment income	0.07 [2]	0.22 [2]	0.37 [2]	0.31 [2]	0.29 [2]	0.27 [2]	0.35 [2]
Net realized and unrealized gains (losses) on investments	(0.04)	0.45	0.44	(0.91)	(0.57)	0.86	(1.34)
Total from investment operations	0.03	0.67	0.81	(0.60)	(0.28)	1.13	(0.99)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	(0.06)
Net realized gains	0.00	0.00	0.00	0.00	(0.15)	(0.06)	(0.03)
Total distributions to shareholders	0.00	0.00	0.00	0.00	(0.15)	(0.06)	(0.09)
Net asset value, end of period	$11.34	$11.31	$10.64	$9.83	$10.43	$10.86	$9.79
Total return[3]	0.27%	6.30%	8.24%	(5.75)%	(2.48)%	11.60%	(9.20)%
Ratios to average net assets (annualized)
Gross expenses	0.94%	1.17%	0.95%	0.74%	0.70%	0.75%	0.73%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	1.17%	2.04%	3.61%	3.06%	2.96%	2.95%	3.41%
Supplemental data
Portfolio turnover rate	33%	158%	129%	99%	68%	96%	136%
Net assets, end of period (000s omitted)	$88,082	$57,264	$77,727	$245,633	$443,888	$553,208	$689,964

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo International Bond Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Bond Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and

Wells Fargo International Bond Fund  |  23

Notes to financial statements (unaudited)
income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $140,763,624 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 3,488,058
Gross unrealized losses	(3,944,390)
Net unrealized losses	$ (456,332)
As of September 30, 2020, the Fund had capital loss carryforwards which consisted of $810,128 in short-term capital losses and $3,299,562 in long-term capital losses.
As of September 30, 2020, the Fund had a qualified late-year ordinary loss of $1,142,908 which was recognized on the first day of the current fiscal year.

24  |  Wells Fargo International Bond Fund

Notes to financial statements (unaudited)
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Corporate bonds and notes	$ 0	$ 6,296,946	$0	$ 6,296,946
Foreign corporate bonds and notes	0	28,899,936	0	28,899,936
Foreign government bonds	0	96,223,108	0	96,223,108
U.S. Treasury securities	2,344,125	0	0	2,344,125
Yankee corporate bonds and notes	0	1,300,484	0	1,300,484
Yankee government bonds	0	446,862	0	446,862
Short-term investments
Investment companies	4,517,014	0	0	4,517,014
	6,861,139	133,167,336	0	140,028,475
Forward foreign currency contracts	0	1,121,683	0	1,121,683
Total assets	$6,861,139	$134,289,019	$0	$141,150,158
Liabilities
Forward foreign currency contracts	$ 0	$ 842,866	$0	$ 842,866
Total liabilities	$ 0	$ 842,866	$0	$ 842,866
Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.

Wells Fargo International Bond Fund  |  25

Notes to financial statements (unaudited)
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.600%
Next $500 million	0.575
Next $2 billion	0.550
Next $2 billion	0.525
Next $5 billion	0.490
Over $10 billion	0.480
For the six months ended March 31, 2021, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Fargo Asset Management (International) Limited, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

26  |  Wells Fargo International Bond Fund

Notes to financial statements (unaudited)
Expense ratio caps
Class A	1.03%
Class C	1.78
Class R6	0.65
Administrator Class	0.85
Institutional Class	0.70
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2021, Funds Distributor received $490 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
Other transactions
On August 14, 2020, Class A and Class C of the Fund was reimbursed by Funds Management in the amount of $11 and $3,868, respectively. The reimbursements were made in connection with resolving certain fee reimbursements.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,742,623	$69,674,403	$3,449,669	$38,771,877
6. DERIVATIVE TRANSACTIONS
During the six months ended March 31, 2021, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $55,751,618 in forward foreign currency contracts to buy and $43,242,509 in forward foreign currency contracts to sell during the six months ended March 31, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master

Wells Fargo International Bond Fund  |  27

Notes to financial statements (unaudited)
Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
State Street Bank & Trust Company	$1,121,683	$(842,866)	$0	$278,817

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of assets
State Street Bank & Trust Company	$842,866	$(842,866)	$0	$0
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended March 31, 2021, there were no borrowings by the Fund under the agreement.
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

28  |  Wells Fargo International Bond Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo International Bond Fund  |  29

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

30  |  Wells Fargo International Bond Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo International Bond Fund  |  31

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

32  |  Wells Fargo International Bond Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00290 05-21
SA235/SAR235 03-21

Semi-Annual Report
March 31, 2021
Wells Fargo Income Plus Fund

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The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Income Plus Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Wells Fargo Income Plus Fund for the six-month period that ended March 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks performed extremely well, benefiting from ongoing central bank support and rising optimism over the development and distribution of effective COVID-19 vaccines. Bonds also had positive returns, led by global bonds and high-yield bonds.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 19.07%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.10%, while the MSCI EM Index (Net),3 had even stronger performance, with a 22.43% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -2.73%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 returned -0.47%, and the Bloomberg Barclays Municipal Bond Index,6 returned 1.46% while the ICE BofA U.S. High Yield Index,7 gained 7.44%.
Hope drove the stock markets to new highs.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services purchasing managers’ index contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Income Plus Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January's expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude-oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even within markets where the vaccine has lagged, such as the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Income Plus Fund  |  3

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (expected to be extended through June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

4  |  Wells Fargo Income Plus Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of a high level of current income and capital appreciation.
Manager	Wells Fargo Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Christopher Kauffman, CFA®‡, Jay Mueller, CFA®‡, Janet Rilling, CFA®‡, Michael Schueeler, CFA®‡, Noah Wise, CFA®‡

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WSIAX)	1-31-2013	14.21	4.60	2.49	18.92	5.45	3.01	1.10	0.92
Class C (WSICX)	1-31-2013	17.78	4.81	2.32	18.78	4.81	2.32	1.85	1.67
Administrator Class (WSIDX)	1-31-2013	–	–	–	18.98	5.54	3.13	1.04	0.77
Institutional Class (WSINX)	1-31-2013	–	–	–	19.11	5.77	3.32	0.77	0.62
Bloomberg Barclays U.S. Aggregate Bond Index[3]	–	–	–	–	0.71	3.10	2.89 *	–	–
Bloomberg Barclays U.S. Universal Bond Index[4]	–	–	–	–	2.95	3.59	3.20 *	–	–
ICE BofA 3-Month LIBOR Constant Maturity Index[5]	–	–	–	–	0.64	1.49	1.02 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.90% for Class A, 1.65% for Class C, 0.75% for Administrator Class, and 0.60% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S. dollar-denominated bond market, which includes investment-grade, high-yield, and emerging markets debt securities with maturities of one year or more. You cannot invest directly in an index.
[5]	The ICE BofA 3-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current-day closing three-month LIBOR) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Income Plus Fund

Performance highlights (unaudited)
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Income Plus Fund  |  7

Performance highlights (unaudited)
Ten largest holdings (%) as of March 31, 2021[1]
FNMA , 2.50%, 4-14-2051	9.93
Xtrackers USD High Yield Corporate Bond ETF	3.69
U.S. Treasury Note, 0.13%, 1-15-2024	3.62
GS Mortgage Security Trust Series 2018-LUAU Class B, 1.51%, 11-15-2032	1.16
Longtrain Leasing III LLC Series 2015-1A Class A2, 4.06%, 1-15-2045	1.16
Hertz Fleet Lease Funding LP Series 2019-1 Class E, 4.62%, 1-10-2033	1.15
Ellington Financial Mortgage Trust Series 2019-1 Class M1, 3.59%, 6-25-2059	1.09
VanEck Vectors JPMorgan Emerging Markets Local Currency Bond ETF	1.00
BCC Funding Corporation Series 2019-1A Class D, 3.94%, 7-20-2027	0.96
Credit Agricole SA, 8.13%, 12-29-2049	0.88
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio composition as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

8  |  Wells Fargo Income Plus Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Consolidated expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,058.45	$4.62	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%
Class C
Actual	$1,000.00	$1,054.36	$8.45	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.30	1.65%
Administrator Class
Actual	$1,000.00	$1,058.28	$3.85	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
Institutional Class
Actual	$1,000.00	$1,059.18	$3.08	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02	0.60%
1 Consolidated expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Income Plus Fund  |  9

Consolidated portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities: 9.93%
FNMA %%	2.50%	4-14-2051	$13,285,000	$ 13,632,692
Total Agency securities (Cost $13,685,625)				13,632,692
Asset-backed securities: 4.50%
Avis Budget Rental Car Funding LLC Series 2017-1A Class C 144A	4.15	9-20-2023	650,000	671,574
Chesapeake Funding II LLC Series 2017-3A Class C 144A	2.78	8-15-2029	800,000	802,085
Chesapeake Funding II LLC Series 2017-3A Class D 144A	3.38	8-15-2029	120,000	120,591
Harley Marine Financing LLC Barge Series 2018-1A Class A2 144A	5.68	5-15-2043	636,631	590,467
Hertz Fleet Lease Funding LP Series 2019-1 Class E 144A	4.62	1-10-2033	1,550,000	1,582,700
Hertz Vehicle Financing LLC Series 2015-3A Class B 144A	3.71	9-25-2021	750,000	749,602
SMB Private Education Loan Trust Series 2015-C Class C 144A	4.50	9-17-2046	290,000	310,051
SoFi Consumer Loan Program Trust Series 2018-1 Class C 144A	3.97	2-25-2027	700,000	721,721
SoFi Consumer Loan Program Trust Series 2018-4 Class D 144A	4.76	11-26-2027	300,000	313,027
SoFi Professional Loan Program LLC Series 2017-E Class B 144A	3.49	11-26-2040	300,000	310,637
Total Asset-backed securities (Cost $6,089,399)				6,172,455

	Shares
Common stocks: 0.42%
Energy: 0.42%
Oil, gas & consumable fuels: 0.42%
Denbury Incorporated †	11,918	570,753
Total Common stocks (Cost $388,252)		570,753

			Principal
Corporate bonds and notes: 30.62%
Communication services: 2.92%
Diversified telecommunication services: 0.10%
Cablevision Lightpath LLC 144A	5.63	9-15-2028	$100,000	101,470
Frontier Communications 144A	5.88	10-15-2027	30,000	31,800
				133,270
Media: 2.82%
Block Communications Incorporated 144A	4.88	3-1-2028	150,000	152,777
CCO Holdings LLC 144A	4.50	8-15-2030	175,000	178,360
Cinemark USA Incorporated	4.88	6-1-2023	500,000	496,975
Cinemark USA Incorporated 144A	5.88	3-15-2026	30,000	30,718
Consolidated Communications 144A	6.50	10-1-2028	105,000	113,414
CSC Holdings LLC 144A	4.63	12-1-2030	200,000	196,723
Diamond Sports Group LLC 144A	5.38	8-15-2026	200,000	144,000
Diamond Sports Group LLC 144A	6.63	8-15-2027	200,000	104,000
The accompanying notes are an integral part of these consolidated financial statements.

10  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Media (continued)
Gray Television Incorporated 144A	4.75%	10-15-2030	$150,000	$ 148,688
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	160,000	161,686
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	150,000	157,218
Nielsen Finance LLC 144A	5.88	10-1-2030	275,000	298,031
Outfront Media Capital Corporation 144A	4.63	3-15-2030	175,000	168,438
QVC Incorporated	4.75	2-15-2027	250,000	258,750
Salem Media Group Incorporated 144A	6.75	6-1-2024	175,000	172,375
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	545,000	540,913
Scripps Escrow II Incorporated 144A	5.88	7-15-2027	125,000	129,375
Townsquare Media Incorporated 144A	6.88	2-1-2026	400,000	426,000
				3,878,441
Consumer discretionary: 3.69%
Auto components: 0.78%
Adient Global Holdings 144A	3.50	8-15-2024	515,000	625,018
Allison Transmission Incorporated 144A	4.75	10-1-2027	225,000	239,130
Clarios Global LP 144A	6.25	5-15-2026	200,000	212,408
				1,076,556
Automobiles: 0.41%
Ford Motor Company	4.75	1-15-2043	110,000	110,814
Ford Motor Company	7.45	7-16-2031	80,000	100,866
Ford Motor Company	9.00	4-22-2025	260,000	314,890
Ford Motor Company	9.63	4-22-2030	25,000	34,889
				561,459
Hotels, restaurants & leisure: 1.72%
Carnival Corporation 144A	5.75	3-1-2027	80,000	82,100
Carnival Corporation 144A	7.63	3-1-2026	485,000	521,036
Carnival Corporation 144A	11.50	4-1-2023	200,000	229,250
NCL Corporation Limited 144A	5.88	3-15-2026	30,000	30,300
NCL Corporation Limited 144A	12.25	5-15-2024	400,000	484,552
Royal Caribbean Cruises Limited	4.25	6-15-2023	250,000	351,375
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	150,000	150,750
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	200,000	220,386
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	250,000	287,575
				2,357,324
Specialty retail: 0.78%
Asbury Automotive Group Incorporated	4.75	3-1-2030	110,000	113,630
Lithia Motors Incorporated 144A	4.63	12-15-2027	200,000	207,750
NMG Holding Company Incorporated 144A	7.13	4-1-2026	500,000	510,000
Rent-A-Center Incorporated 144A	6.38	2-15-2029	30,000	31,800
Sonic Automotive Incorporated	6.13	3-15-2027	200,000	208,000
				1,071,180
Consumer staples: 0.73%
Food & staples retailing: 0.42%
PetSmart Incorporated 144A	4.75	2-15-2028	35,000	35,795
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  11

Consolidated portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Food & staples retailing (continued)
PetSmart Incorporated 144A	7.75%	2-15-2029	$35,000	$ 37,886
Walgreens Boots Alliance	4.10	4-15-2050	500,000	506,808
				580,489
Food products: 0.31%
CHS Incorporated 144A	6.88	4-15-2029	400,000	418,748
Energy: 7.09%
Energy equipment & services: 0.96%
Bristow Group Incorporated 144A	6.88	3-1-2028	500,000	498,380
Hilcorp Energy Company 144A	5.75	2-1-2029	55,000	55,481
Hilcorp Energy Company 144A	6.00	2-1-2031	55,000	55,825
Oceaneering International Incorporated	6.00	2-1-2028	150,000	143,501
Pattern Energy Operations LP 144A	4.50	8-15-2028	300,000	304,875
USA Compression Partners LP	6.88	4-1-2026	250,000	256,406
				1,314,468
Oil, gas & consumable fuels: 6.13%
Aethon United 144A	8.25	2-15-2026	500,000	517,500
Antero Resources Corporation	5.00	3-1-2025	260,000	260,200
Antero Resources Corporation 144A	8.38	7-15-2026	35,000	38,587
Apache Corporation	4.75	4-15-2043	100,000	92,750
Archrock Partners LP 144A	6.88	4-1-2027	300,000	312,750
Buckeye Partners LP	5.85	11-15-2043	100,000	97,137
Cheniere Energy Partners LP	5.63	10-1-2026	200,000	209,140
DCP Midstream Operating Company	5.13	5-15-2029	500,000	531,725
EnLink Midstream Partners LP	5.05	4-1-2045	175,000	135,368
EnLink Midstream Partners LP	5.45	6-1-2047	362,000	291,996
EnLink Midstream Partners LP 144A	5.63	1-15-2028	30,000	29,009
EQT Corporation	1.75	5-1-2026	750,000	1,101,600
Murphy Oil Corporation	5.75	8-15-2025	155,000	154,969
Murphy Oil Corporation	5.88	12-1-2027	200,000	196,000
Murphy Oil Corporation	6.38	7-15-2028	30,000	30,022
New Fortress Energy Incorporated 144A%%	6.50	9-30-2026	220,000	221,650
Occidental Petroleum Corporation	4.63	6-15-2045	200,000	175,020
Occidental Petroleum Corporation	6.20	3-15-2040	50,000	51,375
Occidental Petroleum Corporation	6.45	9-15-2036	420,000	463,579
Occidental Petroleum Corporation	6.60	3-15-2046	25,000	26,628
ONEOK Incorporated	7.15	1-15-2051	500,000	674,150
Range Resources Corporation 144A	8.25	1-15-2029	35,000	37,450
Range Resources Corporation	9.25	2-1-2026	750,000	814,890
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	375,000	405,000
Southwestern Energy Company	7.75	10-1-2027	225,000	240,469
Sunoco Logistics Partner LP	5.40	10-1-2047	750,000	809,844
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	79,000	80,185
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	165,000	163,103
Western Midstream Operating LP	5.30	2-1-2030	50,000	54,294
Western Midstream Operating LP	5.30	3-1-2048	175,000	175,620
Western Midstream Operating LP	6.50	2-1-2050	25,000	27,031
				8,419,041
The accompanying notes are an integral part of these consolidated financial statements.

12  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Financials: 6.44%
Banks: 2.07%
Bank of America Corporation (3 Month LIBOR+4.55%) ±	6.30%	12-29-2049	$265,000	$ 304,750
Citigroup Incorporated (5 Year Treasury Constant Maturity+3.42%) ʊ±	3.88	2-18-2026	750,000	746,498
JPMorgan Chase & Company (U.S. SOFR+3.13%) ʊ±	4.60	2-3-2025	500,000	505,625
JPMorgan Chase & Company (3 Month LIBOR+3.25%) ±	5.15	12-29-2049	350,000	362,040
JPMorgan Chase & Company (3 Month LIBOR+3.30%) ±	6.00	8-1-2023	100,000	104,823
PNC Financial Services (3 Month LIBOR+3.30%) ±	5.00	12-29-2049	250,000	272,813
Truist Financial Corporation (5 Year Treasury Constant Maturity+4.61%) ʊ±	4.95	9-2-2025	500,000	541,875
				2,838,424
Capital markets: 0.75%
Bank of NY Mellon Corporation (5 Year Treasury Constant Maturity+4.36%) ʊ±	4.70	9-20-2025	185,000	200,438
Charles Schwab Corporation (5 Year Treasury Constant Maturity+4.97%) ʊ±	5.38	6-1-2025	750,000	828,503
				1,028,941
Consumer finance: 1.33%
Ford Motor Credit Company LLC	4.39	1-8-2026	175,000	183,937
Ford Motor Credit Company LLC	5.11	5-3-2029	275,000	295,199
Ford Motor Credit Company LLC	5.13	6-16-2025	25,000	27,000
General Motors Financial Company (5 Year Treasury Constant Maturity+5.00%) ʊ±	5.70	9-30-2030	500,000	540,000
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	500,000	531,300
Springleaf Finance Corporation	6.63	1-15-2028	225,000	254,995
				1,832,431
Insurance: 1.55%
Guardian Life Insurance Company 144A	4.85	1-24-2077	200,000	232,352
HUB International Limited 144A	7.00	5-1-2026	75,000	77,881
Markel Corporation (5 Year Treasury Constant Maturity+5.66%) ʊ±	6.00	6-1-2025	1,000,000	1,087,500
MetLife Incorporated	6.40	12-15-2066	200,000	251,009
OneAmerica Financial Partners Incorporated 144A	4.25	10-15-2050	130,000	125,411
Prudential Financial Incorporated (5 Year Treasury Constant Maturity+3.04%) ±	3.70	10-1-2050	270,000	273,024
USI Incorporated 144A	6.88	5-1-2025	75,000	76,313
				2,123,490
Mortgage REITs: 0.56%
Blackstone Mortgage Trust	4.38	5-5-2022	750,000	766,425
Thrifts & mortgage finance: 0.18%
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	25,000	24,625
Ladder Capital Finance Holdings LP 144A	5.25	3-15-2022	25,000	25,188
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	200,000	200,000
				249,813
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  13

Consolidated portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Health care: 1.50%
Health care providers & services: 1.38%
AdaptHealth LLC 144A	4.63%	8-1-2029	$45,000	$ 44,784
Community Health Systems Incorporated 144A	6.63	2-15-2025	220,000	232,239
Highmark Incorporated 144A	6.13	5-15-2041	850,000	985,809
MPT Operating Partnership LP	4.63	8-1-2029	250,000	263,008
Select Medical Corporation 144A	6.25	8-15-2026	125,000	132,845
Tenet Healthcare Corporation	5.13	5-1-2025	125,000	126,756
Vizient Incorporated 144A	6.25	5-15-2027	105,000	111,431
				1,896,872
Pharmaceuticals: 0.12%
Bausch Health Companies Incorporated 144A	5.00	1-30-2028	25,000	25,313
Bausch Health Companies Incorporated 144A	6.25	2-15-2029	125,000	132,870
				158,183
Industrials: 4.26%
Aerospace & defense: 0.36%
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	150,000	153,045
Spirit AeroSystems Holdings Incorporated	4.60	6-15-2028	350,000	343,000
				496,045
Airlines: 2.13%
Alaska Airlines 144A	4.80	2-15-2029	177,749	194,604
American Airlines Group Incorporated 144A	3.75	3-1-2025	195,000	166,355
American Airlines Group Incorporated 144A	5.50	4-20-2026	195,000	202,933
American Airlines Group Incorporated 144A	5.75	4-20-2029	300,000	319,093
Delta Air Lines Incorporated	3.75	10-28-2029	345,000	336,386
Delta Air Lines Incorporated 144A	4.50	10-20-2025	400,000	426,959
Delta Air Lines Incorporated 144A	4.75	10-20-2028	150,000	163,109
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	750,000	822,188
United Airlines Pass-Through Trust Certificates Series 2020-1 Class A	5.88	4-15-2029	263,473	292,110
				2,923,737
Commercial services & supplies: 0.31%
CoreCivic Incorporated «	4.63	5-1-2023	225,000	221,625
IAA Spinco Incorporated 144A	5.50	6-15-2027	200,000	209,750
				431,375
Industrial conglomerates: 0.69%
General Electric Company (3 Month LIBOR+3.33%) ±	3.51	12-29-2049	1,000,000	945,000
Machinery: 0.20%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	150,000	160,875
Trimas Corporation 144A	4.88	10-15-2025	110,000	112,728
				273,603
Road & rail: 0.14%
Uber Technologies Incorporated 144A	8.00	11-1-2026	175,000	189,438
The accompanying notes are an integral part of these consolidated financial statements.

14  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Trading companies & distributors: 0.32%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50%	10-1-2025	$414,000	$ 432,630
Transportation infrastructure: 0.11%
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2027	200,000	156,201
Information technology: 0.81%
Communications equipment: 0.17%
CommScope Incorporated 144A	8.25	3-1-2027	225,000	240,750
Software: 0.52%
Logan Merger Sub Incorporated 144A	5.50	9-1-2027	300,000	314,064
MPH Acquisition Holdings Company 144A«	5.75	11-1-2028	220,000	214,500
SS&C Technologies Incorporated 144A	5.50	9-30-2027	175,000	186,384
				714,948
Technology hardware, storage & peripherals: 0.12%
NCR Corporation 144A	5.75	9-1-2027	150,000	158,719
Materials: 0.59%
Containers & packaging: 0.15%
Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	200,000	209,750
Metals & mining: 0.42%
Arches Buyer Incorporated 144A	4.25	6-1-2028	30,000	29,946
Arches Buyer Incorporated 144A	6.13	12-1-2028	80,000	82,400
Cleveland Cliffs Incorporated	5.88	6-1-2027	275,000	284,625
Cleveland Cliffs Incorporated 144A	9.88	10-17-2025	66,000	77,322
Freeport-McMoRan Incorporated	4.13	3-1-2028	100,000	105,120
				579,413
Paper & forest products: 0.02%
Clearwater Paper Corporation 144A	5.38	2-1-2025	25,000	26,500
Real estate: 1.38%
Equity REITs: 1.38%
GLP Capital LP	4.00	1-15-2031	1,000,000	1,033,475
Service Properties Trust Company	3.95	1-15-2028	50,000	46,125
Service Properties Trust Company	4.38	2-15-2030	50,000	45,935
Service Properties Trust Company	4.75	10-1-2026	25,000	24,375
Service Properties Trust Company	4.95	2-15-2027	75,000	74,156
Service Properties Trust Company	5.25	2-15-2026	50,000	50,625
Simon Property Group LP	3.80	7-15-2050	120,000	121,124
WEA Finance LLC 144A	4.75	9-17-2044	500,000	507,882
				1,903,697
Utilities: 1.21%
Electric utilities: 1.08%
FirstEnergy Transmission Corporation 144A	2.87	9-15-2028	500,000	504,053
Oglethorpe Power Corporation	4.25	4-1-2046	400,000	402,756
PG&E Corporation	5.00	7-1-2028	25,000	26,412
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  15

Consolidated portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Electric utilities (continued)
PG&E Corporation	5.25%	7-1-2030	$25,000	$ 26,500
The Southern Company (5 Year Treasury Constant Maturity+3.73%) ±	4.00	1-15-2051	500,000	527,625
				1,487,346
Independent power & renewable electricity producers: 0.13%
NSG Holdings LLC 144A	7.75	12-15-2025	61,622	65,628
TerraForm Power Operating LLC 144A	4.75	1-15-2030	100,000	103,831
				169,459
Total Corporate bonds and notes (Cost $39,034,271)				42,044,166

	Shares
Exchange-traded funds: 6.36%
Invesco Taxable Municipal Bond ETF «	30,600	980,118
iShares Broad USD High Yield Corporate Bond ETF	12,750	525,173
SPDR Bloomberg Barclays High Yield Bond ETF «	7,258	789,670
VanEck Vectors JPMorgan Emerging Markets Local Currency Bond ETF	44,700	1,371,396
Xtrackers USD High Yield Corporate Bond ETF «	101,500	5,073,985
Total Exchange-traded funds (Cost $7,994,164)		8,740,342

			Principal
Foreign corporate bonds and notes: 11.74%
Communication services: 0.69%
Media: 0.69%
Tele Columbus AG 144A	3.88	5-2-2025	EUR	510,000	607,048
Ziggo Bond Company BV 144A	3.38	2-28-2030	EUR	300,000	346,533
					953,581
Consumer discretionary: 1.82%
Auto components: 0.67%
HP Pelzer Holding GmbH 144A	4.13	4-1-2024	EUR	800,000	914,331
Automobiles: 0.45%
Peugeot SA Company	2.00	3-20-2025	EUR	500,000	622,705
Diversified consumer services: 0.35%
Intertrust Group BV 144A	3.38	11-15-2025	EUR	400,000	480,807
Hotels, restaurants & leisure: 0.35%
Accor SA	2.50	1-25-2024	EUR	400,000	485,403
Consumer staples: 2.44%
Food & staples retailing: 0.64%
Casino Guichard Perracho SA	3.58	2-7-2025	EUR	400,000	457,925
Tasty Bondco 1 SA 144A	6.25	5-15-2026	EUR	400,000	427,571
					885,496
The accompanying notes are an integral part of these consolidated financial statements.

16  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal		Value
Food products: 0.76%
Danone SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.43%) ʊ±	1.75%	3-27-2023	EUR	400,000	$ 479,048
Sigma Holdings Company BV 144A	5.75	5-15-2026	EUR	500,000	563,752
					1,042,800
Household products: 0.35%
Energizer Gamma Acquisition BV 144A	4.63	7-15-2026	EUR	400,000	481,637
Tobacco: 0.69%
BAT International Finance plc	2.25	1-16-2030	EUR	750,000	946,193
Energy: 0.81%
Oil, gas & consumable fuels: 0.81%
Eni SpA	1.13	9-19-2028	EUR	800,000	994,026
Total SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.78%) ±	3.88	12-29-2049	EUR	100,000	121,521
					1,115,547
Financials: 3.23%
Banks: 1.99%
Asian Development Bank	6.20	10-6-2026	INR	18,450,000	256,737
Bankia SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +5.82%) ʊ±	6.00	7-18-2022	EUR	600,000	735,283
Caixa Geral de Depositos SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +5.50%) ±	5.75	6-28-2028	EUR	400,000	512,489
Caixa Geral de Depositos SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +10.93%) ʊ±	10.75	3-30-2022	EUR	400,000	511,117
Permanent TSB Group (EUR Swap Annual (vs. 6 Month EURIBOR) 1 Year +2.55%) ±	2.13	9-26-2024	EUR	600,000	710,466
					2,726,092
Capital markets: 0.46%
International Finance Corporation	6.30	11-25-2024	INR	45,000,000	631,790
Diversified financial services: 0.43%
LKQ European Holdings BV Company 144A	3.63	4-1-2026	EUR	500,000	596,981
Thrifts & mortgage finance: 0.35%
Deutsche Pfandbriefbank AG (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.75%) ±	2.88	6-28-2027	EUR	400,000	473,771
Health care: 0.69%
Pharmaceuticals: 0.69%
Takeda Pharmaceutical Company Limited	2.00	7-9-2040	EUR	750,000	940,393
Industrials: 0.93%
Commercial services & supplies: 0.75%
Paprec Holding SA 144A	4.00	3-31-2025	EUR	450,000	534,691
Prosegur Cash SA	1.38	2-4-2026	EUR	400,000	493,816
					1,028,507
Electrical equipment: 0.18%
Gamma Bidco SpA 144A	6.25	7-15-2025	EUR	200,000	244,367
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  17

Consolidated portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal		Value
Real estate: 0.78%
Equity REITs: 0.33%
Unibail Rodamco SE (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.68%) ʊ±	2.13%	7-25-2023	EUR	400,000	$ 452,409
Real estate management & development: 0.45%
Akelius Residential Property AB (EURIBOR ICE Swap Rate 11:00am +3.49%) ±	3.88	10-5-2078	EUR	500,000	617,133
Utilities: 0.35%
Multi-utilities: 0.35%
EP Infrastructure AS	1.66	4-26-2024	EUR	400,000	484,919
Total Foreign corporate bonds and notes (Cost $15,135,783)					16,124,862
Foreign government bonds: 5.23%
Brazil Government Bond ¤	0.00	1-1-2024	BRL	7,000,000	1,011,695
Brazil Government Bond	10.00	1-1-2023	BRL	2,765,000	529,286
Colombia	7.00	5-4-2022	COP	2,000,000,000	572,555
Indonesia	6.50	6-15-2025	IDR	13,500,000,000	950,828
Malaysia Government Bond	3.88	3-14-2025	MYR	2,300,000	580,561
Malaysia Government Bond	3.96	9-15-2025	MYR	2,300,000	584,305
Mexico	6.50	6-9-2022	MXN	13,260,000	661,550
Mexico	6.50	6-9-2022	MXN	7,600,000	379,169
Republic of South Africa	8.75	2-28-2048	ZAR	9,100,000	483,114
Romania	3.40	3-8-2022	RON	1,500,000	361,969
Russia	6.50	2-28-2024	RUB	35,000,000	468,572
Russia	7.00	12-15-2021	RUB	45,000,000	603,533
Total Foreign government bonds (Cost $7,706,647)					7,187,137
Loans: 2.33%
Communication services: 0.57%
Media: 0.57%
Charter Communications Operating LLC (1 Month LIBOR+1.75%) ±	1.86	4-30-2025		$487,406	486,133
Clear Channel Outdoor Holdings (1 Month LIBOR+3.50%) <±	3.61	8-21-2026		150,000	143,876
Gray Television Incorporated (3 Month LIBOR+2.50%) ±	2.61	1-2-2026		84,964	84,341
Nexstar Broadcasting Incorporated (3 Month LIBOR+2.25%) ±	2.36	1-17-2024		75,609	75,091
					789,441
Consumer discretionary: 0.20%
Distributors: 0.20%
Spin Holdco Incorporated (1 Month LIBOR+4.00%) ±	4.75	3-1-2028		282,951	280,323
Financials: 0.41%
Capital markets: 0.27%
Nexus Buyer LLC (1 Month LIBOR+3.75%) ±	3.93	11-9-2026		198,000	196,887
VFH Parent LLC (1 Month LIBOR+3.00%) ±	3.11	3-1-2026		168,864	168,268
					365,155
The accompanying notes are an integral part of these consolidated financial statements.

18  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Diversified financial services: 0.10%
Intelsat Jackson Holdings SA (1 Month LIBOR+3.75%) ±	8.00%	11-27-2023	$140,332	$ 142,437
Insurance: 0.04%
HUB International Limited (1 Month LIBOR+3.25%) ±	4.00	4-25-2025	24,750	24,715
USI Incorporated (1 Month LIBOR+3.25%) ±	3.45	12-2-2026	24,750	24,489
				49,204
Health care: 0.19%
Pharmaceuticals: 0.19%
Valeant Pharmaceuticals International Incorporated (3 Month LIBOR+3.00%) ±	3.10	6-2-2025	263,364	262,366
Industrials: 0.60%
Airlines: 0.25%
Mileage Plus Holdings LLC (1 Month LIBOR+5.25%) ±	6.25	6-21-2027	325,000	344,958
Commercial services & supplies: 0.02%
KAR Auction Services Incorporated (1 Month LIBOR+2.25%) ±	2.38	9-19-2026	22,429	21,953
Industrial conglomerates: 0.22%
Werner Finco LP (3 Month LIBOR+4.00%) ‡<±	5.00	7-24-2024	309,199	306,880
Machinery: 0.11%
Columbus McKinnon Corporation (3 Month LIBOR+2.50%) ‡±	3.50	1-31-2024	145,465	144,466
Information technology: 0.04%
Software: 0.04%
Emerald Topco Incorporated (1 Month LIBOR+3.50%) ±	3.71	7-24-2026	49,250	48,782
Materials: 0.32%
Containers & packaging: 0.14%
RING Container Technologies (3 Month LIBOR+2.75%) ±	2.85	10-31-2024	198,309	196,161
Paper & forest products: 0.18%
Vertical US Newco Incorporated (1 Month LIBOR+4.25%) ±	4.47	7-30-2027	249,375	249,749
Total Loans (Cost $3,201,734)				3,201,875
Municipal obligations: 0.26%
Illinois: 0.07%
GO revenue: 0.07%
Chicago IL Refunding Bonds Taxable Project Series E	6.05	1-1-2029	90,000	98,611
Kansas: 0.05%
Health revenue: 0.05%
Kansas Development Finance Authority Village Shalom Project Series 2018-B	4.00	11-15-2025	60,000	60,199
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  19

Consolidated portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Maryland: 0.07%
Education revenue: 0.07%
Maryland Health & HEFAR Green Street Academy Series B 144A	6.75%	7-1-2023	$100,000	$ 100,330
Pennsylvania: 0.07%
Health revenue: 0.07%
Quakertown PA General Authority U.S. Department of Agriculture Loan Anticipation Notes Series 2017-B	3.80	7-1-2021	100,000	99,951
Total Municipal obligations (Cost $346,276)				359,091
Non-agency mortgage-backed securities: 12.63%
AFN LLC Series 2019-1A Class A2 144A	4.46	5-20-2049	700,000	724,540
ALM Loan Funding Series 2016-18A Class A2R (3 Month LIBOR+1.65%)144A±	1.89	1-15-2028	600,000	600,084
Aqua Finance Trust Series 2019-A Class A 144A	3.14	7-16-2040	309,437	317,534
BB-UBS Trust Series 2012-TFT Class C 144A±±	3.47	6-5-2030	150,000	96,981
BCC Funding Corporation Series 2019-1A Class D 144A	3.94	7-20-2027	1,300,000	1,313,267
Bojangles Issuer LLC Series 2020-1A Class A2 144A	3.83	10-20-2050	705,000	736,013
BX Trust Series 2019-11 Class D 144A±±	4.08	12-9-2041	500,000	519,332
CFCRE Commercial Mortgage Trust Series 2016-C7 Class AM	4.16	12-10-2054	400,000	442,706
CIFC Funding Limited Series 2018-1A Class B (3 Month LIBOR+1.40%)144A±	1.62	4-18-2031	1,000,000	1,000,002
CLI Funding LLC Series 2019-1A Class B 144A	4.64	5-18-2044	490,020	487,989
Coinstar Funding LLC Series 2017-1A Class A2 144A	5.22	4-25-2047	1,073,188	1,076,708
CommonBond Student Loan Trust Series 2018-CGS Class C 144A	4.35	2-25-2046	144,098	147,465
Consumer Lending Receivables LLC Series 2019-A Class A 144A	3.52	4-15-2026	28,220	28,247
Consumer Loan Underlying Bond Credit Trust Series 2018-P2 Class B 144A	4.10	10-15-2025	264,272	265,567
Deephaven Residential Mortgage Trust Series 2019-3A Class B1 144A±±	4.26	7-25-2059	500,000	497,724
DRB Prime Student Loan Trust Series 2017-C Class C 144A	3.29	11-25-2042	295,202	303,802
Driven Brands Funding LLC Series 2019-2A Class A2 144A	3.98	10-20-2049	345,625	358,285
Ellington Financial Mortgage Trust Series 2019-1 Class M1 144A±±	3.59	6-25-2059	1,500,000	1,503,683
Foundation Finance Trust Series 2019-1A Class A 144A	3.86	11-15-2034	470,301	486,693
FREMF Mortgage Trust Series 2017-K724 Class B 144A±±	3.48	11-25-2023	400,000	424,061
FREMF Mortgage Trust Series 2020-KF76 Class B (1 Month LIBOR+2.75%)144A±	2.87	1-25-2030	410,000	408,800
GS Mortgage Security Trust Series 2018-LUAU Class B (1 Month LIBOR+1.40%)144A±	1.51	11-15-2032	1,600,000	1,596,964
Longtrain Leasing III LLC Series 2015-1A Class A2 144A	4.06	1-15-2045	1,568,304	1,587,510
OneMain Financial Issuance Trust Series 2019-1A Class D 144A	4.22	2-14-2031	1,100,000	1,132,968
Oxford Finance Funding Trust Series 2019-1A Class A2 144A	4.46	2-15-2027	800,000	828,513
The accompanying notes are an integral part of these consolidated financial statements.

20  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Store Master Funding LLC Series 2014-1A Class A2 144A	5.00%	4-20-2044	$96,583	$ 100,329
Wingstop Funding LLC Series 2020-1A Class A2 144A	2.84	12-5-2050	360,000	364,583
Total Non-agency mortgage-backed securities (Cost $17,134,020)				17,350,350
U.S. Treasury securities: 3.62%
U.S. Treasury Note	0.13	1-15-2024	5,000,000	4,975,000
Total U.S. Treasury securities (Cost $4,992,836)				4,975,000
Yankee corporate bonds and notes: 9.40%
Consumer discretionary: 0.33%
Internet & direct marketing retail: 0.33%
Prosus NV 144A	4.03	8-3-2050	500,000	454,772
Energy: 1.69%
Oil, gas & consumable fuels: 1.69%
Baytex Energy Corporation 144A	5.63	6-1-2024	425,000	399,500
BP Capital Markets plc (5 Year Treasury Constant Maturity+4.40%) ʊ±	4.88	3-22-2030	325,000	348,155
Comision Federal de Electricidad 144A	4.75	2-23-2027	250,000	274,250
Enbrige Incorporated (5 Year Treasury Constant Maturity+5.31%) ±	5.75	7-15-2080	1,000,000	1,070,000
Northriver Midstream Finance LP 144A	5.63	2-15-2026	220,000	228,690
				2,320,595
Financials: 6.74%
Banks: 4.35%
Banco de Bogota SA 144A	6.25	5-12-2026	400,000	448,800
Banco General SA 144A	4.13	8-7-2027	300,000	319,878
Banco Internacional del Peru 144A	3.25	10-4-2026	525,000	542,719
Credit Agricole SA (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year+6.19%) 144A±	8.13	12-29-2049	1,000,000	1,205,000
Deutsche Bank AG (USD ICE Swap Rate 11:00am NY 5 Year+2.55%) ±	4.88	12-1-2032	500,000	533,445
Intesa Sanpaolo SpA 144A	5.71	1-15-2026	635,000	711,702
Itau Unibanco Holding SA 144A	3.25	1-24-2025	800,000	814,344
Royal Bank Scotland Group plc (5 Year Treasury Constant Maturity+5.63%) ʊ±	6.00	12-29-2025	700,000	768,040
Unicredit SpA (5 Year Treasury Constant Maturity+4.75%) 144A±	5.46	6-30-2035	600,000	635,962
				5,979,890
Capital markets: 0.37%
Credit Suisse Group AG (5 Year Treasury Constant Maturity+4.89%) 144Aʊ±	5.25	2-11-2027	500,000	505,000
Consumer finance: 0.37%
Credito Real SAB de CV 144A«	8.00	1-21-2028	300,000	303,466
Unifin Financiera SAB de CV 144A	9.88	1-28-2029	200,000	205,724
				509,190
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  21

Consolidated portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Diversified financial services: 0.14%
DAE Funding LLC 144A	3.38%	3-20-2028	$200,000	$ 198,420
Insurance: 1.31%
Fairfax Financial Holdings Limited	4.63	4-29-2030	1,000,000	1,091,394
Swiss Re Finance (Luxembourg) SA (5 Year Treasury Constant Maturity+3.58%) 144A±	5.00	4-2-2049	400,000	453,000
Validus Holdings Limited	8.88	1-26-2040	160,000	248,594
				1,792,988
Thrifts & mortgage finance: 0.20%
Nationwide Building Society (USD ICE Swap Rate 11:00am NY 5 Year+1.85%) 144A±	4.13	10-18-2032	250,000	269,684
Health care: 0.43%
Pharmaceuticals: 0.43%
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	100,000	100,520
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	225,000	230,670
Endo Luxembourg Finance Company SARL 144A	6.13	4-1-2029	30,000	30,263
Teva Pharmaceutical Finance Netherlands III BV «	6.75	3-1-2028	200,000	224,700
				586,153
Industrials: 0.21%
Aerospace & defense: 0.21%
Bombardier Incorporated 144A	7.88	4-15-2027	300,000	294,207
Total Yankee corporate bonds and notes (Cost $12,263,863)				12,910,899
Yankee government bonds: 2.15%
Commonwealth of Bahamas	6.00	11-21-2028	200,000	190,952
Dominican Republic 144A	4.50	1-30-2030	200,000	202,000
Dominican Republic 144A	4.88	9-23-2032	200,000	204,000
Mongolia Government	5.63	5-1-2023	200,000	208,966
Provincia de Cordoba 144A	3.00	12-10-2025	254,472	173,680
Provincia de Cordoba 144A	3.00	2-1-2029	557,619	315,060
Provincia de Santa Fe	7.00	3-23-2023	350,000	276,504
Republic of Angola	9.50	11-12-2025	400,000	418,000
Republic of Rwanda	6.63	5-2-2023	200,000	208,574
Republic of Sri Lanka	5.75	1-18-2022	200,000	174,204
Republic of Turkey	5.88	6-26-2031	300,000	270,744
Sultanate of Oman 144A	6.25	1-25-2031	300,000	313,500
Total Yankee government bonds (Cost $3,154,493)				2,956,184

The accompanying notes are an integral part of these consolidated financial statements.

22  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—March 31, 2021 (unaudited)

		Yield	Shares	Value
Short-term investments: 13.20%
Investment companies: 13.20%
Securities Lending Cash Investments LLC ♠∩∞		0.04%	7,219,970	$ 7,219,970
Wells Fargo Government Money Market Fund Select Class ♠∞*##		0.03	10,901,557	10,901,557
Total Short-term investments (Cost $18,121,527)				18,121,527
Total investments in securities (Cost $149,248,890)	112.39%			154,347,333
Other assets and liabilities, net	(12.39)			(17,015,718)
Total net assets	100.00%			$137,331,615

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
†	Non-income-earning security
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.
‡	Security is valued using significant unobservable inputs.
±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.
*	A portion of the holding represents an investment held in Strategic Income Special Investment (Cayman) Ltd., the consolidated entity.
##	All or a portion of this security is segregated for when-issued and/or unfunded loans.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

Abbreviations:
BRL	Brazilian real
COP	Colombian peso
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FNMA	Federal National Mortgage Association
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
IDR	Indonesian rupiah
INR	Indian rupee
LIBOR	London Interbank Offered Rate
MXN	Mexican peso
MYR	Malaysian ringgit
REIT	Real estate investment trust
RON	Romanian lei
RUB	Russian ruble
SOFR	Secured Overnight Financing Rate
ZAR	South African rand
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  23

Consolidated portfolio of investments—March 31, 2021 (unaudited)
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$4,723,600	$67,220,008	$(64,723,638)	$0	$0	$ 7,219,970		7,219,970	$ 8,819#
Wells Fargo Government Money Market Fund Select Class*	6,620,735	38,690,658	(34,409,836)	0	0	10,901,557		10,901,557	750
				$0	$0	$18,121,527	13.20%		$9,569

#	Amount shown represents income before fees and rebates.
*	A portion of the holding represents an investment held in Strategic Income Special Investment (Cayman) Ltd., the consolidated entity.
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
1,100,000 AUD	713,734 EUR	Citibank NA	6-30-2021	$ 0	$ (17,409)
1,100,000 CAD	738,928 EUR	Citibank NA	6-30-2021	0	(6,453)
2,150,000,000 COP	604,051 USD	Morgan Stanley Company Incorporated	4-9-2021	0	(16,916)
625,182 USD	2,150,000,000 COP	Morgan Stanley Company Incorporated	4-9-2021	38,047	0
601,012 USD	2,150,000,000 COP	Morgan Stanley Company Incorporated	7-9-2021	15,589	0
1,100,000 AUD	713,734 EUR	Citibank NA	6-30-2021	14,705	0
1,100,000 CAD	738,928 EUR	Citibank NA	6-30-2021	13,761	0
18,556,096 USD	15,535,000 EUR	Citibank NA	6-30-2021	305,226	0
7,950,000,000 IRD	551,356 USD	Morgan Stanley Company Incorporated	4-9-2021	0	(4,185)
553,718 USD	7,950,000,000 IRD	Morgan Stanley Company Incorporated	4-9-2021	6,547	0
543,070 USD	7,950,000,000 IRD	Morgan Stanley Company Incorporated	7-9-2021	0	(466)
1,026,067 USD	21,410,000 MXN	Citibank NA	6-30-2021	0	(11,721)
37,500,000 RUB	515,596 USD	Morgan Stanley Company Incorporated	4-9-2021	0	(20,042)
507,897 USD	37,500,000 RUB	Morgan Stanley Company Incorporated	4-9-2021	12,344	0
509,986 USD	37,500,000 RUB	Morgan Stanley Company Incorporated	7-9-2021	20,181	0
850,458 USD	12,795,000 ZAR	Citibank NA	6-30-2021	0	(6,755)
				$426,400	$(83,947)
The accompanying notes are an integral part of these consolidated financial statements.

24  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—March 31, 2021 (unaudited)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
10-Year Ultra Futures	35	6-21-2021	$ 5,210,505	$ 5,029,063	$ 0	$ (181,442)
5-Year U.S. Treasury Notes	9	6-30-2021	1,125,014	1,110,586	0	(14,428)
Short
Euro-Bund Futures	(85)	6-8-2021	(17,054,026)	(17,073,105)	0	(19,079)
10-Year U.S. Treasury Notes	(59)	6-21-2021	(7,895,901)	(7,725,313)	170,588	0
U.S. Ultra Bond	(17)	6-21-2021	(3,177,228)	(3,080,719)	96,509	0
					$267,097	$(214,949)
Centrally cleared credit default swap contracts
Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount		Value	Premiums paid (received)	Unrealized gains	Unrealized losses
Sell Protection
Markit CDX North American High Yield Index *	1.00%	Quarterly	12-20-2025	EUR	4,000,000	$ 11,058	$ (38,304)	$ 49,362	$ 0
Markit CDX North American High Yield Index *	1.00	Quarterly	12-20-2025	USD	8,000,000	(724,651)	(686,222)	0	(38,429)
Markit iTraxx Europe Crossover Index *	1.00	Quarterly	6-20-2025	EUR	8,000,000	68,189	(295,845)	364,034	0
Markit iTraxx Europe Subordinated Financial Index *	1.00	Quarterly	6-20-2025	EUR	3,000,000	391,729	(31,891)	423,620	0
								$837,016	$(38,429)

*	Represents an investment held in Strategic Income Special Investment (Cayman) Ltd., the consolidated entity.
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  25

Consolidated statement of assets and liabilities—March 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities (including $7,061,202 of securities loaned), at value (cost $131,127,363)	$ 136,225,806
Investments in affiliated securites, at value (cost $18,121,527)	18,121,527
Cash	85,729
Cash at broker segregated for futures contracts	1,462,207
Cash at broker segregated for swap contracts	937,098
Foreign currency, at value (cost $586,439)	636,976
Receivable for interest	1,165,624
Unrealized gains on forward foreign currency contracts	426,400
Receivable for investments sold	426,052
Receivable for Fund shares sold	70,130
Receivable for securities lending income, net	2,636
Prepaid expenses and other assets	68,763
Total assets	159,628,948
Liabilities
Payable for when-issued transactions	13,697,619
Payable upon receipt of securities loaned	7,219,970
Payable for investments purchased	675,424
Cash collateral due to broker for forward foreign currency contracts	460,000
Unrealized losses on forward foreign currency contracts	83,947
Management fee payable	42,155
Payable for daily variation margin on centrally cleared swap contracts	31,245
Payable for Fund shares redeemed	12,112
Administration fees payable	9,532
Trustees’ fees and expenses payable	2,984
Payable for daily variation margin on open futures contracts	2,395
Distribution fee payable	628
Accrued expenses and other liabilities	59,322
Total liabilities	22,297,333
Total net assets	$137,331,615
Net assets consist of
Paid-in capital	$ 128,081,269
Total distributable earnings	9,250,346
Total net assets	$137,331,615
Computation of net asset value and offering price per share
Net assets – Class A	$ 1,844,982
Shares outstanding – Class A1	183,827
Net asset value per share – Class A	$10.04
Maximum offering price per share – Class A2	$10.46
Net assets – Class C	$ 1,045,361
Shares outstanding – Class C1	103,744
Net asset value per share – Class C	$10.08
Net assets – Administrator Class	$ 144,716
Shares outstanding – Administrator Class[1]	14,313
Net asset value per share – Administrator Class	$10.11
Net assets – Institutional Class	$ 134,296,556
Shares outstanding – Institutional Class[1]	13,404,642
Net asset value per share – Institutional Class	$10.02
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these consolidated financial statements.

26  |  Wells Fargo Income Plus Fund

Consolidated statement of operations— six months ended March 31, 2021 (unaudited)

Investment income
Interest (net of foreign withholding taxes of $7,312)	$ 2,822,428
Dividends	249,129
Income from affiliated securities	9,569
Total investment income	3,081,126
Expenses
Management fee	382,497
Administration fees
Class A	1,292
Class C	584
Administrator Class	38
Institutional Class	57,317
Shareholder servicing fees
Class A	2,018
Class C	913
Administrator Class	95
Distribution fee
Class C	2,736
Custody and accounting fees	21,767
Professional fees	27,712
Registration fees	27,723
Shareholder report expenses	14,655
Trustees’ fees and expenses	9,609
Other fees and expenses	6,988
Total expenses	555,944
Less: Fee waivers and/or expense reimbursements
Fund-level	(112,491)
Class A	(29)
Class C	(1)
Net expenses	443,423
Net investment income	2,637,703
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	2,164,935
Forward foreign currency contracts	(147,476)
Futures contracts	524,100
Swap contracts	667,044
Net realized gains on investments	3,208,603
Net change in unrealized gains (losses) on
Unaffiliated securities	2,498,725
Forward foreign currency contracts	83,527
Futures contracts	191,367
Swap contracts	(47,020)
Net change in unrealized gains (losses) on investments	2,726,599
Net realized and unrealized gains (losses) on investments	5,935,202
Net increase in net assets resulting from operations	$8,572,905
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  27

Consolidated statement of changes in net assets

	Six months ended March 31, 2021 (unaudited)		Year ended September 30, 2020
Operations
Net investment income		$ 2,637,703		$ 5,542,707
Payment from affiliate		0		4,844
Net realized gains on investments		3,208,603		661,045
Net change in unrealized gains (losses) on investments		2,726,599		1,116,077
Net increase in net assets resulting from operations		8,572,905		7,324,673
Distributions to shareholders from
Net investment income and net realized gains
Class A		(25,933)		(39,988)
Class C		(9,122)		(14,146)
Administrator Class		(1,163)		(1,190)
Institutional Class		(2,549,477)		(5,017,004)
Total distributions to shareholders		(2,585,695)		(5,071,328)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	100,235	1,001,629	150,512	1,444,612
Class C	56,305	568,352	29,426	280,500
Administrator Class	11,144	112,532	657	6,322
Institutional Class	2,355,176	22,934,429	3,895,449	36,532,793
		24,616,942		38,264,227
Reinvestment of distributions
Class A	2,584	25,696	4,067	38,988
Class C	911	9,122	1,475	14,146
Administrator Class	98	988	91	872
Institutional Class	247,786	2,458,143	495,225	4,735,565
		2,493,949		4,789,571
Payment for shares redeemed
Class A	(91,414)	(905,520)	(128,840)	(1,233,596)
Class C	(20,291)	(198,072)	(18,931)	(178,945)
Administrator Class	(1,048)	(10,514)	(4,466)	(42,955)
Institutional Class	(4,749,547)	(46,723,816)	(4,996,793)	(47,183,521)
		(47,837,922)		(48,639,017)
Net decrease in net assets resulting from capital share transactions		(20,727,031)		(5,585,219)
Total decrease in net assets		(14,739,821)		(3,331,874)
Net assets
Beginning of period		152,071,436		155,403,310
End of period		$137,331,615		$152,071,436
The accompanying notes are an integral part of these consolidated financial statements.

28  |  Wells Fargo Income Plus Fund

Consolidated financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class A	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016 [1]	Year ended October 31, 2015
Net asset value, beginning of period	$9.64	$9.50	$9.43	$9.59	$9.25	$9.13	$9.72
Net investment income	0.16 [2]	0.29	0.34 [2]	0.31 [2]	0.33 [2]	0.31	0.34
Net realized and unrealized gains (losses) on investments	0.40	0.14	0.09	(0.16)	0.22	(0.01)	(0.69)
Total from investment operations	0.56	0.43	0.43	0.15	0.55	0.30	(0.35)
Distributions to shareholders from
Net investment income	(0.16)	(0.29)	(0.36)	(0.31)	(0.21)	(0.13)	(0.22)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.05)	(0.02)
Total distributions to shareholders	(0.16)	(0.29)	(0.36)	(0.31)	(0.21)	(0.18)	0.24
Net asset value, end of period	$10.04	$9.64	$9.50	$9.43	$9.59	$9.25	$9.13
Total return[3]	5.85%	4.60%	4.66%	1.59%	6.05%	3.34%	(3.64)%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.08%	1.09%	1.45%	1.78%	1.80%	1.63%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	3.35%	3.43%	3.65%	3.26%	3.47%	3.85%	3.77%
Supplemental data
Portfolio turnover rate	52%	88%	116%	50%	65%	52%	53%
Net assets, end of period (000s omitted)	$1,845	$1,662	$1,394	$1,266	$896	$1,047	$928

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  29

Consolidated financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class C	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016 [1]	Year ended October 31, 2015
Net asset value, beginning of period	$9.68	$9.49	$9.41	$9.57	$9.22	$9.10	$9.71
Net investment income	0.11	0.23	0.27	0.23	0.29	0.25	0.28
Payment from affiliate	0.00	0.07	0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.41	0.12	0.10	(0.15)	0.18	(0.02)	(0.68)
Total from investment operations	0.52	0.42	0.37	0.08	0.47	0.23	(0.40)
Distributions to shareholders from
Net investment income	(0.12)	(0.23)	(0.29)	(0.24)	(0.12)	(0.08)	(0.19)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.03)	(0.02)
Total distributions to shareholders	(0.12)	(0.23)	(0.29)	(0.24)	(0.12)	(0.11)	(0.21)
Net asset value, end of period	$10.08	$9.68	$9.49	$9.41	$9.57	$9.22	$9.10
Total return[2]	5.44%	4.45% [3]	4.00%	0.88%	5.20%	2.67%	(4.35)%
Ratios to average net assets (annualized)
Gross expenses	1.84%	1.83%	1.84%	2.20%	2.59%	2.54%	2.37%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	2.52%	2.67%	2.92%	2.52%	2.80%	3.10%	3.02%
Supplemental data
Portfolio turnover rate	52%	88%	116%	50%	65%	52%	53%
Net assets, end of period (000s omitted)	$1,045	$647	$520	$517	$403	$766	$711

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[3]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 0.79% impact on the total return. See Note 5 in the Notes to Consolidated Financial Statements for additional information.
The accompanying notes are an integral part of these consolidated financial statements.

30  |  Wells Fargo Income Plus Fund

Consolidated financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Administrator Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016 [1]	Year ended October 31, 2015
Net asset value, beginning of period	$9.71	$9.56	$9.46	$9.61	$9.29	$9.16	$9.74
Net investment income	0.17 [2]	0.34 [2]	0.36 [2]	0.33 [2]	0.34 [2]	0.33 [2]	0.37
Net realized and unrealized gains (losses) on investments	0.39	0.11	0.09	(0.16)	0.20	(0.01)	(0.70)
Total from investment operations	0.56	0.45	0.45	0.17	0.54	0.32	(0.33)
Distributions to shareholders from
Net investment income	(0.16)	(0.30)	(0.35)	(0.32)	(0.22)	(0.14)	(0.22)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.05)	(0.03)
Total distributions to shareholders	(0.16)	(0.30)	(0.35)	(0.32)	(0.22)	(0.19)	(0.25)
Net asset value, end of period	$10.11	$9.71	$9.56	$9.46	$9.61	$9.29	$9.16
Total return[3]	5.83%	4.72%	4.83%	1.81%	5.91%	3.52%	(3.51)%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.02%	1.08%	1.38%	1.72%	1.74%	1.56%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.41%	3.61%	3.80%	3.48%	3.64%	4.00%	3.92%
Supplemental data
Portfolio turnover rate	52%	88%	116%	50%	65%	52%	53%
Net assets, end of period (000s omitted)	$145	$40	$75	$5,471	$562	$597	$496

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  31

Consolidated financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Institutional Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016 [1]	Year ended October 31, 2015
Net asset value, beginning of period	$9.63	$9.49	$9.42	$9.58	$9.24	$9.14	$9.71
Net investment income	0.18	0.36	0.37 [2]	0.34	0.35 [2]	0.34	0.40
Net realized and unrealized gains (losses) on investments	0.39	0.10	0.09	(0.16)	0.24	(0.02)	(0.71)
Total from investment operations	0.57	0.46	0.46	0.18	0.59	0.32	(0.31)
Distributions to shareholders from
Net investment income	(0.18)	(0.32)	(0.39)	(0.34)	(0.25)	(0.16)	(0.23)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.06)	(0.03)
Total distributions to shareholders	(0.18)	(0.32)	(0.39)	(0.34)	(0.25)	(0.22)	(0.26)
Net asset value, end of period	$10.02	$9.63	$9.49	$9.42	$9.58	$9.24	$9.14
Total return[3]	5.92%	4.96%	5.00%	1.93%	6.430%	3.55%	(3.28)%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.75%	0.75%	1.12%	1.40%	1.46%	1.19%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.63%	3.72%	3.97%	3.54%	3.71%	4.16%	4.04%
Supplemental data
Portfolio turnover rate	52%	88%	116%	50%	65%	52%	53%
Net assets, end of period (000s omitted)	$134,297	$149,722	$153,414	$45,175	$45,862	$23,190	$17,564

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these consolidated financial statements.

32  |  Wells Fargo Income Plus Fund

Notes to consolidated financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Wells Fargo Income Plus Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. INVESTMENT IN SUBSIDIARY
The Fund invests in Strategic Income Special Investment (Cayman) Ltd. (the “Subsidiary”), a wholly-owned subsidiary incorporated on July 11, 2019 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of March 31, 2021, the Subsidiary had $6,656,635 invested in swap contracts and cash equivalents and had $1,210,898 in cash segregated at the broker for the swap contracts which in the aggregate represented 100.17% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of March 31, 2021, the Fund held $7,854,149 in the Subsidiary, representing 5.72% of the Fund’s net assets prior to consolidation.
The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.
3. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").

Wells Fargo Income Plus Fund  |  33

Notes to consolidated financial statements (unaudited)
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is

34  |  Wells Fargo Income Plus Fund

Notes to consolidated financial statements (unaudited)
minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Consolidated Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Consolidated Statement of Operations.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the OTC market (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund

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Notes to consolidated financial statements (unaudited)
are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Consolidated Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $149,356,592 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 7,850,849
Gross unrealized losses	(1,666,920)
Net unrealized gains	$ 6,183,929

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Notes to consolidated financial statements (unaudited)
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
4. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to consolidated financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 13,632,692	$ 0	$ 13,632,692
Asset-backed securities	0	6,172,455	0	6,172,455
Common stocks
Energy	570,753	0	0	570,753
Corporate bonds and notes	0	42,044,166	0	42,044,166
Exchange-traded funds	8,740,342	0	0	8,740,342
Foreign corporate bonds and notes	0	16,124,862	0	16,124,862
Foreign government bonds	0	7,187,137	0	7,187,137
Loans	0	2,750,529	451,346	3,201,875
Municipal obligations	0	359,091	0	359,091
Non-agency mortgage-backed securities	0	17,350,350	0	17,350,350
U.S. Treasury securities	4,975,000	0	0	4,975,000
Yankee corporate bonds and notes	0	12,910,899	0	12,910,899
Yankee government bonds	0	2,956,184	0	2,956,184
Short-term investments
Investment companies	18,121,527	0	0	18,121,527
	32,407,622	121,488,365	451,346	154,347,333
Forward foreign currency contracts	0	426,400	0	426,400
Futures contracts	267,097	0	0	267,097
Centrally cleared swap contracts	0	837,016	0	837,016
Total assets	$32,674,719	$122,751,781	$451,346	$155,877,846
Liabilities
Forward foreign currency contracts	$ 0	$ 83,947	$ 0	$ 83,947
Futures contracts	214,949	0	0	214,949
Centrally cleared swap contracts	0	38,429	0	38,429
Total liabilities	$ 214,949	$ 122,376	$ 0	$ 337,325
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Consolidated Portfolio of Investments. For futures contracts and centrally cleared swap contracts, the current day’s variation margin is reported on the Consolidated Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Consolidated Portfolio of Investments.
For the six months ended March 31, 2021, the Fund had no material transfers into/out of Level 3.
5. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

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Notes to consolidated financial statements (unaudited)
Average daily net assets	Management fee
First $500 million	0.525%
Next $500 million	0.500
Next $2 billion	0.475
Next $2 billion	0.450
Next $5 billion	0.415
Over $10 billion	0.405
For the six months ended March 31, 2021, the management fee was equivalent to an annual rate of 0.525% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.90%
Class C	1.65
Administrator Class	0.75
Institutional Class	0.60
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

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Notes to consolidated financial statements (unaudited)
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2021, Funds Distributor received $97 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $0, $918,724 and $30,920 in interfund purchases, sales and net realized gains (losses), respectively, during the six months ended March 31, 2021.
Other transactions
On August 14, 2020, Class C of the Fund was reimbursed by Funds Management in the amount of $4,844. The reimbursement was made in connection with resolving certain fee reimbursements.
6. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$46,634,630	$25,672,479	$31,980,707	$46,608,999
As of March 31, 2021, the Fund had unfunded loan commitments of $454,324.
7. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:

40  |  Wells Fargo Income Plus Fund

Notes to consolidated financial statements (unaudited)
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$ 97,542	$ (97,542)	0
Barclays Capital Incorporated	4,918,027	(4,918,027)	0
Citigroup Global Markets Incorporated	927,112	(927,112)	0
Credit Suisse Securities (USA) LLC	479,079	(479,079)	0
UBS Securities LLC	639,442	(639,442)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
8. DERIVATIVE TRANSACTIONS
During the six months ended March 31, 2021, the Fund entered into futures contracts for economic hedging purposes. The Fund also entered into forward foreign currency contracts for economic hedging purposes and entered into credit default swap contracts as a substitute for taking a position in the underlying security or index to potentially enhance the Fund’s total return.
The volume of the Fund's derivative activity during the six months ended March 31, 2021 was as follows:
Futures contracts
Average notional balance on long futures	$ 7,714,203
Average notional balance on short futures	29,042,136
Forward foreign currency contracts
Average contract amounts to buy	$10,569,845
Average contract amounts to sell	28,293,044
Credit default swap contracts
Average notional balance	$24,147,218
The Fund's swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2021 by risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Consolidated Statement of Assets and Liabilities location	Fair value	Consolidated Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 267,097*	Unrealized losses on futures contracts	$ 214,949*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	426,400	Unrealized losses on forward foreign currency contracts	83,947
Credit risk	Unrealized gains on swaps contracts	837,016 *	Unrealized losses on swaps contracts	38,429 *
		$1,530,514		$337,325
* Amount represents the cumulative unrealized gains (losses) as reported in the tables following the Consolidated Portfolio of Investments. For futures contracts and centrally cleared swap contracts, only the current day's variation margin as of March 31, 2021 is reported separately on the Consolidated Statement of Assets and Liabilities.

Wells Fargo Income Plus Fund  |  41

Notes to consolidated financial statements (unaudited)
The effect of derivative instruments on the Consolidated Statement of Operations for the six months ended March 31, 2021 was as follows for the Fund:
	Amount of realized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate risk	$ 524,100	$ 0	$ 0	$ 524,100
Credit risk	0	0	667,044	667,044
Foreign currency risk	0	(147,476)	0	(147,476)
	$524,100	$(147,476)	$667,044	$1,043,668

	Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate risk	$ 191,367	$ 0	$ 0	$ 191,367
Credit risk	0	0	(47,020)	(47,020)
Foreign currency risk	0	83,527	0	83,527
	$191,367	$83,527	$(47,020)	$227,874
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Consolidated Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received[1]	Net amount of assets
Citibank NA	$333,692	$(42,338)	$291,354	$ 0
Morgan Stanley Company Incorporated	92,708	(41,609)	0	51,099

Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Citibank NA	$42,338	$(42,338)	$0	$0
Morgan Stanley Company Incorporated	41,609	(41,609)	0	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

42  |  Wells Fargo Income Plus Fund

Notes to consolidated financial statements (unaudited)
9. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended March 31, 2021, there were no borrowings by the Fund under the agreement.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Income Plus Fund  |  43

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

44  |  Wells Fargo Income Plus Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Income Plus Fund  |  45

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

46  |  Wells Fargo Income Plus Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Income Plus Fund  |  47

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00291 05-21
SA263/SAR263 03-21

Semi-Annual Report
March 31, 2021
Wells Fargo Global
Investment Grade Credit Fund

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The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Global Investment Grade Credit Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Wells Fargo Global Investment Grade Credit Fund for the six-month period that ended March 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks performed extremely well, benefiting from ongoing central bank support and rising optimism over the development and distribution of effective COVID-19 vaccines. Bonds also had positive returns, led by global bonds and high-yield bonds.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 19.07%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.10%, while the MSCI EM Index (Net),3 had even stronger performance, with a 22.43% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -2.73%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 returned -0.47%, and the Bloomberg Barclays Municipal Bond Index,6 returned 1.46% while the ICE BofA U.S. High Yield Index,7 gained 7.44%.
Hope drove the stock markets to new highs.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services purchasing managers’ index contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Global Investment Grade Credit Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January's expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude-oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even within markets where the vaccine has lagged, such as the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Global Investment Grade Credit Fund  |  3

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (expected to be extended through June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

4  |  Wells Fargo Global Investment Grade Credit Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of income and capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadvisers	Wells Capital Management Incorporated
Wells Fargo Asset Management (International) Limited
Portfolio managers	Henrietta Pacquement, CFA®‡, Scott M. Smith, CFA®‡, Alex Temple, Jonathan Terry, CFA®‡

Average annual total returns (%) as of March 31, 2021
				Expense ratios[1] (%)
	Inception date	1 year	Since inception	Gross	Net [2]
Class R6 (WGCRX)	2-28-2019	11.12	7.29	0.77	0.45
Institutional Class (WGCIX)	2-28-2019	11.05	7.24	0.82	0.50
Bloomberg Barclays Global Aggregate Credit Index Hedged (USD)[3]	–	7.98	6.63 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.45% for Class R6 and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Bloomberg Barclays Global Aggregate Credit Index Hedged (USD) measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities, hedged in USD. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk, high-yield securities risk, and mortgage- and asset backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Global Investment Grade Credit Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of March 31, 2021[1]
Morgan Stanley, 3.13%, 7-27-2026	1.37
Bank of America Corporation, 4.13%, 1-22-2024	1.36
Citigroup Incorporated, 3.30%, 4-27-2025	1.27
Toronto Dominion Bank, 3.23%, 7-24-2024	1.25
American International Group Incorporated, 4.75%, 4-1-2048	1.18
GE Capital International Funding Company, 4.42%, 11-15-2035	1.14
Tencent Holdings Limited, 3.60%, 1-19-2028	1.08
Goldman Sachs Group Incorporated, 3.63%, 1-22-2023	1.05
Energy Transfer Operating Partners LP, 6.25%, 4-15-2049	1.03
Verizon Communications Incorporated, 3.40%, 3-22-2041	1.02
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio composition as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Credit quality as of March 31, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Effective maturity distribution as of March 31, 2021[1]
[1]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Global Investment Grade Credit Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class R6
Actual	$1,000.00	$1,004.52	$2.25	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.27	0.45%
Institutional Class
Actual	$1,000.00	$1,004.27	$2.50	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.44	$2.52	0.50%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 2.62%
American Airlines Series 2014-1 Class A Pass-Through Trust	3.70%	4-1-2028	$247,124	$ 245,295
Avolon Holdings Limited 144A	4.38	5-1-2026	485,000	507,016
British Airways Series 2019-1 Class AA Pass-Through Trust 144A	3.30	6-15-2034	615,232	612,860
Delta Air Lines Series 2019-1 Class AA Pass-Through Trust	3.20	10-25-2025	400,000	414,354
Total Asset-backed securities (Cost $1,783,785)				1,779,525
Corporate bonds and notes: 51.64%
Communication services: 7.60%
Diversified telecommunication services: 4.50%
AT&T Incorporated	3.65	6-1-2051	460,000	444,909
AT&T Incorporated	4.25	3-1-2027	505,000	567,520
T-Mobile USA Incorporated 144A	2.55	2-15-2031	60,000	58,781
T-Mobile USA Incorporated 144A	3.30	2-15-2051	235,000	219,624
T-Mobile USA Incorporated 144A	3.75	4-15-2027	220,000	240,495
Verizon Communications Incorporated	2.88	1-15-2038	200,000	289,453
Verizon Communications Incorporated	3.40	3-22-2041	685,000	695,402
Verizon Communications Incorporated	4.13	8-15-2046	500,000	547,475
				3,063,659
Entertainment: 0.24%
The Walt Disney Company	3.60	1-13-2051	150,000	159,602
Media: 2.86%
Charter Communications Operating LLC	2.80	4-1-2031	135,000	133,230
Charter Communications Operating LLC	4.20	3-15-2028	275,000	303,129
Charter Communications Operating LLC	4.91	7-23-2025	85,000	96,360
Comcast Corporation	3.40	4-1-2030	155,000	167,822
Cox Communications Incorporated 144A	4.60	8-15-2047	355,000	406,828
Fox Corporation	4.71	1-25-2029	525,000	604,312
ViacomCBS Incorporated	4.95	1-15-2031	200,000	235,875
				1,947,556
Consumer discretionary: 2.51%
Automobiles: 0.80%
Ford Motor Company	9.00	4-22-2025	170,000	205,890
General Motors Company	6.13	10-1-2025	285,000	335,134
				541,024
Hotels, restaurants & leisure: 0.68%
Las Vegas Sands Corporation	3.90	8-8-2029	200,000	205,521
McDonald's Corporation	1.45	9-1-2025	200,000	201,912
McDonald's Corporation	4.20	4-1-2050	50,000	56,788
				464,221
Internet & direct marketing retail: 0.37%
Booking Holdings Incorporated	1.80	3-3-2027	200,000	254,905
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  9

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Specialty retail: 0.42%
Home Depot Incorporated	2.70%	4-15-2030	$65,000	$ 67,760
TJX Companies Incorporated	1.60	5-15-2031	230,000	214,538
				282,298
Textiles, apparel & luxury goods: 0.24%
Ralph Lauren Corporation	2.95	6-15-2030	160,000	165,045
Consumer staples: 2.38%
Beverages: 0.99%
Coca-Cola Company	0.13	3-15-2029	200,000	232,126
Keurig Dr Pepper Incorporated	4.60	5-25-2028	380,000	438,942
				671,068
Food products: 0.80%
Mars Incorporated 144A	3.95	4-1-2049	290,000	326,649
Smithfield Foods Incorporated 144A	3.00	10-15-2030	220,000	218,788
				545,437
Tobacco: 0.59%
BAT Capital Corporation	4.54	8-15-2047	400,000	402,755
Energy: 4.99%
Oil, gas & consumable fuels: 4.99%
Energy Transfer Operating Partners LP	3.75	5-15-2030	245,000	252,587
Energy Transfer Operating Partners LP	6.25	4-15-2049	595,000	698,415
Exxon Mobil Corporation	2.61	10-15-2030	395,000	402,523
Kinder Morgan Energy Partners LP	5.40	9-1-2044	305,000	357,445
Marathon Petroleum Corporation	3.80	4-1-2028	340,000	367,436
MPLX LP	4.00	3-15-2028	485,000	535,619
Sabine Pass Liquefaction LLC	4.50	5-15-2030	165,000	185,161
Sabine Pass Liquefaction LLC	5.75	5-15-2024	530,000	598,024
				3,397,210
Financials: 17.56%
Banks: 3.90%
Bank of America Corporation	4.13	1-22-2024	850,000	929,045
Citigroup Incorporated	3.30	4-27-2025	800,000	861,782
JPMorgan Chase & Company (U.S. SOFR+2.52%) ±	2.96	5-13-2031	225,000	229,161
JPMorgan Chase & Company (3 Month LIBOR+1.34%) ±	3.78	2-1-2028	220,000	242,480
Santander Holdings USA Incorporated	4.40	7-13-2027	355,000	394,892
				2,657,360
Capital markets: 8.31%
Belrose Funding Trust 144A	2.33	8-15-2030	285,000	274,492
Blackrock Incorporated	1.90	1-28-2031	55,000	53,197
BP Capital Markets America Incorporated	2.94	6-4-2051	530,000	472,699
Cantor Fitzgerald LP 144A	4.88	5-1-2024	610,000	675,327
Credit Suisse Group AG	3.63	9-9-2024	580,000	628,543
Five Corners Funding Trust 144A	2.85	5-15-2030	100,000	103,061
Five Corners Funding Trust 144A	4.42	11-15-2023	10,000	10,970
FS KKR Capital Corporation	3.40	1-15-2026	240,000	238,049
Goldman Sachs Group Incorporated	3.63	1-22-2023	675,000	711,732
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Capital markets (continued)
Intercontinental Exchange Incorporated	3.00%	6-15-2050	$215,000	$ 200,346
Intercontinental Exchange Incorporated	3.75	12-1-2025	200,000	219,298
Morgan Stanley	3.13	7-27-2026	865,000	930,982
Morgan Stanley	3.70	10-23-2024	475,000	520,010
Raymond James Financial Services Incorporated	4.65	4-1-2030	135,000	157,083
S&P Global Incorporated	1.25	8-15-2030	155,000	141,911
S&P Global Incorporated	2.30	8-15-2060	140,000	113,751
State Street Corporation	2.40	1-24-2030	200,000	203,475
				5,654,926
Consumer finance: 3.61%
American Express Credit Corporation	3.30	5-3-2027	430,000	470,448
Anheuser-Busch InBev Finance Incorporated	3.65	2-1-2026	445,000	487,758
Aviation Capital Group Corporation 144A	2.88	1-20-2022	395,000	400,725
Aviation Capital Group Corporation 144A	5.50	12-15-2024	465,000	519,935
Hyundai Capital America Corporation 144A	1.80	10-15-2025	455,000	454,538
Hyundai Capital America Corporation 144A	1.80	1-10-2028	130,000	124,309
				2,457,713
Insurance: 1.74%
American International Group Incorporated	4.75	4-1-2048	675,000	803,866
Berkshire Hathaway Incorporated	2.38	6-19-2039	100,000	145,036
Brighthouse Financial Incorporated	4.70	6-22-2047	149,000	152,035
Unum Group	4.50	12-15-2049	80,000	80,253
				1,181,190
Health care: 3.11%
Biotechnology: 0.95%
AbbVie Incorporated 144A	2.60	11-21-2024	370,000	390,645
AbbVie Incorporated 144A	4.25	11-21-2049	225,000	254,596
				645,241
Health care providers & services: 1.46%
Anthem Incorporated	2.25	5-15-2030	30,000	29,525
CVS Health Corporation	4.25	4-1-2050	165,000	185,213
CVS Health Corporation	4.30	3-25-2028	102,000	115,829
Magellan Health Incorporated	4.90	9-22-2024	240,000	257,400
UnitedHealth Group Incorporated	2.90	5-15-2050	195,000	186,735
Walgreen Company	4.40	9-15-2042	210,000	220,097
				994,799
Life sciences tools & services: 0.35%
Thermo Fisher Scientific Incorporated	1.50	10-1-2039	200,000	239,484
Pharmaceuticals: 0.35%
Bristol-Myers Squibb Company	2.55	11-13-2050	265,000	235,509
Industrials: 2.63%
Aerospace & defense: 0.69%
United Technologies Corporation	4.13	11-16-2028	415,000	467,345
Airlines: 0.42%
US Airways Group Incorporated	4.63	12-3-2026	307,851	290,253
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  11

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Professional services: 0.41%
Equifax Incorporated	3.10%	5-15-2030	$270,000	$ 280,258
Road & rail: 1.11%
Penske Truck Leasing Company LP 144A	3.45	7-1-2024	370,000	398,726
Union Pacific Corporation	2.40	2-5-2030	355,000	355,747
				754,473
Information technology: 5.67%
Communications equipment: 0.90%
Motorola Solutions Incorporated	4.60	2-23-2028	540,000	614,705
Electronic equipment, instruments & components: 0.35%
Jabil Incorporated	3.60	1-15-2030	230,000	240,871
IT services: 1.11%
Fiserv Incorporated	2.65	6-1-2030	70,000	70,499
Fiserv Incorporated	3.50	7-1-2029	215,000	231,899
Western Union Company	4.25	6-9-2023	420,000	450,352
				752,750
Semiconductors & semiconductor equipment: 1.33%
Marvell Technology Group Limited	4.88	6-22-2028	120,000	137,556
Microchip Technology Incorporated 144A	2.67	9-1-2023	230,000	239,529
Qualcomm Incorporated	3.25	5-20-2027	485,000	529,626
				906,711
Software: 0.94%
Oracle Corporation	2.88	3-25-2031	545,000	554,774
Oracle Corporation	3.60	4-1-2050	85,000	82,329
				637,103
Technology hardware, storage & peripherals: 1.04%
Apple Incorporated	3.60	7-31-2042	100,000	180,678
Dell International LLC / EMC Corporation 144A	5.45	6-15-2023	260,000	284,143
Dell International LLC / EMC Corporation 144A	6.20	7-15-2030	145,000	180,047
NetApp Incorporated	2.70	6-22-2030	60,000	59,569
				704,437
Materials: 1.03%
Chemicals: 1.03%
Nutrition and Biosciences Incorporated 144A	2.30	11-1-2030	475,000	460,420
Westlake Chemical Corporation	1.63	7-17-2029	200,000	243,947
				704,367
Real estate: 2.14%
Equity REITs: 1.27%
Equinix Incorporated	2.15	7-15-2030	425,000	404,065
Sabra Health Care LP / Sabra Capital Corporation	4.80	6-1-2024	160,000	174,180
Simon Property Group LP	1.75	2-1-2028	95,000	92,185
VEREIT Operating Partnership LP	2.85	12-15-2032	200,000	193,690
				864,120
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal		Value
Real estate management & development: 0.87%
American Campus Communities Incorporated	3.88%	1-30-2031		$210,000	$ 225,828
Simon Property Group LP	3.25	9-13-2049		390,000	364,873
					590,701
Utilities: 2.02%
Electric utilities: 2.02%
Duke Energy Florida LLC	1.75	6-15-2030		140,000	132,410
Nevada Power Company	2.40	5-1-2030		195,000	194,332
New York State Electric & Gas Corporation 144A	3.25	12-1-2026		220,000	237,812
Oglethorpe Power Corporation 144A	3.75	8-1-2050		195,000	189,377
Pacificorp	3.50	6-15-2029		450,000	490,100
Union Electric Company	2.95	3-15-2030		125,000	131,072
					1,375,103
Total Corporate bonds and notes (Cost $33,510,879)					35,144,199
Foreign corporate bonds and notes: 26.84%
Communication services: 0.51%
Diversified telecommunication services: 0.32%
Deutsche Telekom International Finance BV	2.25	4-13-2029	GBP	150,000	215,697
Wireless telecommunication services: 0.19%
Tele2 AB	2.13	5-15-2028	EUR	100,000	130,229
Consumer discretionary: 0.75%
Automobiles: 0.35%
Renault SA	2.38	5-25-2026	EUR	200,000	237,218
Textiles, apparel & luxury goods: 0.40%
Burberry Group plc	1.13	9-21-2025	GBP	200,000	272,539
Consumer staples: 1.21%
Beverages: 0.18%
Coca-Cola European Partners plc	1.50	11-8-2027	EUR	100,000	125,884
Food & staples retailing: 0.36%
Tesco Corporate Treasury Services plc	0.88	5-29-2026	EUR	200,000	241,775
Household products: 0.67%
Essity AB	0.25	2-8-2031	EUR	400,000	452,666
Energy: 1.40%
Oil, gas & consumable fuels: 1.40%
BP Capital Markets plc (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.88%) ʊ±	3.25	3-22-2026	EUR	100,000	125,625
BP Capital Markets plc (U.S. Treasury 3 Month Bill +4.17%) ʊ±	4.25	3-22-2027	GBP	100,000	146,132
National Grid Gas plc	1.13	1-14-2033	GBP	200,000	247,481
Shell International Finance BV	1.00	12-10-2030	GBP	150,000	193,245
Total SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.75%) ±	2.71	12-29-2049	EUR	200,000	243,247
					955,730
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  13

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal		Value
Financials: 13.04%
Banks: 8.62%
Argenta Spaarbank NV (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.95%) ±	3.88%	5-24-2026	EUR	200,000	$ 235,713
Australia and New Zealand Banking Group (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.12%) ±	0.67	5-5-2031	EUR	100,000	117,019
Banco BPM SpA	2.50	6-21-2024	EUR	200,000	247,745
Banco de Sabadell SA	1.13	3-27-2025	EUR	200,000	236,706
Bankia SA	1.13	11-12-2026	EUR	100,000	120,468
Bankinter SA	0.63	10-6-2027	EUR	200,000	234,899
Banque Federative du Credit Mutuel	3.00	5-21-2024	EUR	100,000	127,676
Barclays plc (GBP Swap Semi Annual (vs. 6 Month LIBOR) 1 Year +1.32%) ±	2.38	10-6-2023	GBP	100,000	140,970
Bawag Group AG (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.30%) ±	2.38	3-26-2029	EUR	100,000	121,804
BNP Paribas	1.25	3-19-2025	EUR	300,000	367,603
Credit Agricole Assurances	2.00	7-17-2030	EUR	300,000	368,145
FCA Bank SpA	1.63	9-29-2021	GBP	100,000	138,471
Jyske Bank AS (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.90%) ±	2.25	4-5-2029	EUR	150,000	183,439
Landesbank Baden-Wurttemberg (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.77%) ±	2.88	5-27-2026	EUR	100,000	117,621
Landsbankinn HF	1.38	3-14-2022	EUR	100,000	118,761
Lloyds Banking Group plc (EUR Swap Annual (vs. 6 Month EURIBOR) 1 Year +0.85%) ±	0.50	11-12-2025	EUR	200,000	237,406
Lloyds Banking Group plc	2.25	10-16-2024	GBP	100,000	143,036
Mizuho Financial Group	0.80	4-15-2030	EUR	200,000	238,341
NIBC Bank NV	2.00	4-9-2024	EUR	200,000	244,839
Raiffeisen Bank International AG (EURIBOR ICE Swap Rate 11:00am +3.15%) ±	2.88	6-18-2032	EUR	200,000	252,347
Royal Bank of Canada	1.97	3-2-2022	CAD	200,000	161,569
Royal Bank of Canada	2.00	3-21-2022	CAD	400,000	323,533
Royal Bank of Scotland Group plc (GBP Swap Semi Annual (vs. 6 Month LIBOR) 1 Year +1.49%) ±	2.88	9-19-2026	GBP	200,000	292,742
Toronto Dominion Bank	3.23	7-24-2024	CAD	1,000,000	853,107
Unicredit SpA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.80%) ±	2.73	1-15-2032	EUR	200,000	238,987
					5,862,947
Capital markets: 0.96%
Credit Suisse Group AG (UK Gilts 1 Year +2.23%) ±	2.25	6-9-2028	GBP	300,000	420,056
UBS Group AG (EUR Swap Annual (vs. 6 Month EURIBOR) 1 Year +0.55%) ±	0.25	1-29-2026	EUR	200,000	235,147
					655,203
Consumer finance: 0.45%
PSA Banque France	0.63	6-21-2024	EUR	100,000	119,322
Transurban Finance Company	1.75	3-29-2028	EUR	150,000	190,013
					309,335
Diversified financial services: 0.26%
Nykredit Realkredit AS	0.88	1-17-2024	EUR	150,000	180,274
Insurance: 2.75%
Aviva plc (ICE LIBOR GBP 6 Month +4.14%) ±	6.63	6-3-2041	GBP	200,000	278,237
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal		Value
Insurance (continued)
Legal & General Group plc (U.S. Treasury 3 Month Bill +9.33%) ±	10.00%	7-23-2041	GBP	200,000	$ 283,172
Mandatum Life Insurance Company Limited (3 Month EURIBOR +2.30%) ±	1.88	10-4-2049	EUR	300,000	358,741
Munich Re Group (ICE LIBOR GBP 3 Month +4.95%) ±	6.63	5-26-2042	GBP	200,000	293,402
Sampo Oyj	1.63	2-21-2028	EUR	100,000	128,747
Sampo Oyj (3 Month EURIBOR +4.05%) ±	3.38	5-23-2049	EUR	200,000	268,633
Swiss Re Finance (Luxembourg) SA (EURIBOR ICE Swap Rate 11:00am +2.85%) ±	2.53	4-30-2050	EUR	200,000	257,365
					1,868,297
Health care: 2.47%
Biotechnology: 0.48%
GlaxoSmithKline Capital Incorporated	1.63	5-12-2035	GBP	250,000	327,297
Health care equipment & supplies: 0.65%
Molnlycke Holding AB	0.63	1-15-2031	EUR	200,000	227,024
Motability Operations Group plc	2.38	7-3-2039	GBP	150,000	217,247
					444,271
Health care providers & services: 0.27%
Fresenius Medical Care AG & Company	1.50	5-29-2030	EUR	150,000	186,042
Pharmaceuticals: 1.07%
Bayer AG (EURIBOR ICE Swap Rate 11:00am +2.65%) ±	2.38	11-12-2079	EUR	100,000	119,402
Bayer AG (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.11%) ±	3.13	11-12-2079	EUR	100,000	121,926
Merck KGaA (EURIBOR ICE Swap Rate 11:00am +1.95%) ±	1.63	6-25-2079	EUR	200,000	241,342
Phoenix PIB Dutch Finance BV	2.38	8-5-2025	EUR	200,000	242,186
					724,856
Industrials: 0.72%
Aerospace & defense: 0.38%
MTU Aero Engines AG	3.00	7-1-2025	EUR	200,000	256,871
Commercial services & supplies: 0.34%
Rentokil Initial plc	0.50	10-14-2028	EUR	200,000	233,599
Information technology: 0.18%
Semiconductors & semiconductor equipment: 0.18%
ASML Holding NV	0.63	5-7-2029	EUR	100,000	120,905
Materials: 1.62%
Chemicals: 1.29%
Arkema SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.57%) ʊ±	1.50	10-21-2025	EUR	100,000	116,892
Arkema SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.87%) ʊ±	2.75	6-17-2024	EUR	100,000	123,187
Sika Capital BV	1.50	4-29-2031	EUR	100,000	128,976
Solvay SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.92%) ʊ±	4.25	12-4-2023	EUR	200,000	251,586
Syngenta Finance NV	3.38	4-16-2026	EUR	200,000	254,748
					875,389
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  15

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal		Value
Construction materials: 0.33%
Holcim Finance (Luxembourg) SA	0.50%	4-23-2031	EUR	200,000	$ 227,081
Real estate: 1.60%
Equity REITs: 0.37%
Inmobiliaria Colonial SA	1.45	10-28-2024	EUR	100,000	122,236
Tritax Big Box REIT plc	1.50	11-27-2033	GBP	100,000	130,507
					252,743
Real estate management & development: 1.23%
Akelius Residential Property AB (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.48%) ±	2.25	5-17-2081	EUR	100,000	115,951
Akelius Residential Property AB (EURIBOR ICE Swap Rate 11:00am +3.49%) ±	3.88	10-5-2078	EUR	200,000	246,853
Grand City Properties SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.18%) ʊ±	1.50	3-11-2026	EUR	200,000	230,396
Heimstaden Bostad AB	1.13	1-21-2026	EUR	200,000	241,389
					834,589
Utilities: 3.34%
Electric utilities: 2.40%
Electricite de France SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.37%) ʊ±	2.88	12-15-2026	EUR	200,000	243,942
Electricite de France SA	5.50	10-17-2041	GBP	200,000	396,240
Enel Finance International NV	0.38	6-17-2027	EUR	100,000	119,031
ESB Finance Designated Activity Company	1.13	6-11-2030	EUR	100,000	124,520
Fortum Oyj	0.88	2-27-2023	EUR	100,000	119,450
Iberdrola International BV (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.32%) ʊ±	1.87	1-28-2026	EUR	300,000	359,726
Reseau de Transport d'Electricite	1.88	10-23-2037	EUR	200,000	270,622
					1,633,531
Gas utilities: 0.59%
APT Pipelines Limited	2.00	7-15-2030	EUR	180,000	230,938
Snam SpA	1.50	12-7-2028	EUR	150,000	170,582
					401,520
Water utilities: 0.35%
FCC Aqualia SA	1.41	6-8-2022	EUR	200,000	237,434
Total Foreign corporate bonds and notes (Cost $17,164,817)					18,263,922
Municipal obligations: 0.38%
New Jersey: 0.38%
Transportation revenue: 0.38%
New Jersey State Transportation Trust Fund Authority Transportation System Refunding Bond Series B	4.13	6-15-2042		$250,000	261,199
Total Municipal obligations (Cost $250,000)					261,199
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 14.46%
Communication services: 2.99%
Interactive media & services: 1.08%
Tencent Holdings Limited 144A	3.60%	1-19-2028	$685,000	$ 733,592
Media: 0.41%
WPP Finance Limited 2010	3.75	9-19-2024	255,000	277,619
Wireless telecommunication services: 1.50%
Telefonica Emisiones SAU	4.10	3-8-2027	400,000	447,258
Vodafone Group plc	4.38	5-30-2028	500,000	574,216
				1,021,474
Consumer discretionary: 1.12%
Automobiles: 0.82%
Nissan Motor Company 144A	3.52	9-17-2025	260,000	275,426
Nissan Motor Company 144A	4.35	9-17-2027	260,000	282,756
				558,182
Internet & direct marketing retail: 0.30%
Prosus NV 144A	3.83	2-8-2051	230,000	202,003
Consumer staples: 0.86%
Household products: 0.86%
Reckitt Benckiser Treasury Services plc 144A	2.75	6-26-2024	555,000	587,259
Energy: 0.76%
Oil, gas & consumable fuels: 0.76%
Equinor ASA	2.38	5-22-2030	45,000	44,890
Saudi Arabian Oil Company 144A	4.38	4-16-2049	75,000	81,354
Siemens Financieringsmaatschappij NV 144A	2.35	10-15-2026	380,000	393,061
				519,305
Financials: 7.29%
Banks: 4.45%
Banco Santander SA	3.49	5-28-2030	400,000	416,437
HSBC Holdings plc (U.S. SOFR+2.39%) ±	2.85	6-4-2031	200,000	200,019
HSBC Holdings plc	4.30	3-8-2026	430,000	481,347
Mitsubishi UFJ Financial Group Incorporated	2.56	2-25-2030	200,000	199,857
National Australia Bank 144A	2.33	8-21-2030	260,000	245,606
Royal Bank of Scotland Group plc	3.88	9-12-2023	490,000	525,465
Sumitomo Mitsui Financial Group	2.13	7-8-2030	200,000	193,065
Sumitomo Mitsui Financial Group	3.10	1-17-2023	335,000	350,570
Westpac Banking Corporation (5 Year Treasury Constant Maturity+1.35%) ±	2.89	2-4-2030	105,000	108,151
Westpac Banking Corporation	3.65	5-15-2023	290,000	309,500
				3,030,017
Capital markets: 1.01%
Credit Suisse Group AG (U.S. SOFR+3.73%) 144A±	4.19	4-1-2031	250,000	271,956
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  17

Portfolio of investments—March 31, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Capital markets (continued)
Credit Suisse Group AG (5 Year Treasury Constant Maturity+3.55%) 144Aʊ±	4.50%	9-3-2030	$200,000	$ 187,500
Macquarie Group Limited (3 Month LIBOR+1.02%) 144A±	3.19	11-28-2023	220,000	228,991
				688,447
Diversified financial services: 1.14%
GE Capital International Funding Company	4.42	11-15-2035	680,000	778,437
Insurance: 0.69%
Athene Holding Limited	3.50	1-15-2031	455,000	467,552
Information technology: 0.82%
Semiconductors & semiconductor equipment: 0.82%
NXP BV 144A	3.40	5-1-2030	130,000	137,274
NXP BV 144A	3.88	6-18-2026	380,000	418,259
				555,533
Real estate: 0.44%
Equity REITs: 0.44%
Scentre Group Trust 2 Company (5 Year Treasury Constant Maturity+4.69%) 144A±	5.13	9-24-2080	285,000	296,528
Utilities: 0.18%
Electric utilities: 0.18%
ESB Finance Designated Activity Company	1.13	6-11-2030	100,000	124,520
Total Yankee corporate bonds and notes (Cost $9,441,661)				9,840,468

		Yield	Shares
Short-term investments: 2.77%
Investment companies: 2.77%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	1,885,887	1,885,887
Total Short-term investments (Cost $1,885,887)				1,885,887
Total investments in securities (Cost $64,037,029)	98.71%			67,175,200
Other assets and liabilities, net	1.29			876,263
Total net assets	100.00%			$68,051,463

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

Abbreviations:
CAD	Canadian dollar
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	Great British pound
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—March 31, 2021 (unaudited)
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Government Money Market Fund Select Class	$1,157,095	$13,009,390	$(12,280,598)	$0	$0	$1,885,887	2.77%	1,885,887	$210
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
1,335,814 USD	1,670,000 CAD	JPMorgan Chase & Company	4-21-2021	$ 6,873	$0
4,640,538 USD	3,350,000 GBP	State Street Bank & Trust Company	4-21-2021	22,002	0
14,534,714 USD	12,200,000 EUR	State Street Bank & Trust Company	4-21-2021	223,324	0
				$252,199	$0
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Euro-Bund Futures	6	6-8-2021	$1,205,591	$1,205,160	$0	$(431)
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  19

Statement of assets and liabilities—March 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $62,151,142)	$ 65,289,313
Investments in affiliated securites, at value (cost $1,885,887)	1,885,887
Cash at broker segregated for futures contracts	16,758
Foreign currency, at value (cost $72,264)	72,272
Receivable for interest	631,898
Unrealized gains on forward foreign currency contracts	252,199
Receivable for daily variation margin on open futures contracts	2,116
Total assets	68,150,443
Liabilities
Professional fees payable	31,284
Custodian and accounting fee payable	16,315
Shareholder report expenses payable	16,273
Management fee payable	8,997
Trustees’ fees and expenses payable	2,466
Administration fees payable	1,737
Accrued expenses and other liabilities	21,908
Total liabilities	98,980
Total net assets	$68,051,463
Net assets consist of
Paid-in capital	$ 65,135,565
Total distributable earnings	2,915,898
Total net assets	$68,051,463
Computation of net asset value per share
Net assets – Class R6	$ 68,025,137
Shares outstanding – Class R6[1]	6,460,392
Net asset value per share – Class R6	$10.53
Net assets – Institutional Class	$ 26,326
Shares outstanding – Institutional Class[1]	2,500
Net asset value per share – Institutional Class	$10.53
[1]	The Fund has an unlimited number of authorized shares
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Global Investment Grade Credit Fund

Statement of operations—six months ended March 31, 2021 (unaudited)

Investment income
Interest	$ 968,593
Income from affiliated securities	210
Total investment income	968,803
Expenses
Management fee	142,248
Administration fees
Class R6	10,665
Institutional Class	11
Custody and accounting fees	18,573
Professional fees	26,292
Registration fees	21,135
Shareholder report expenses	10,890
Trustees’ fees and expenses	9,610
Other fees and expenses	3,207
Total expenses	242,631
Less: Fee waivers and/or expense reimbursements	(82,595)
Net expenses	160,036
Net investment income	808,767
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	976,751
Forward foreign currency contracts	(116,009)
Futures contracts	(17,878)
Net realized gains on investments	842,864
Net change in unrealized gains (losses) on
Unaffiliated securities	(1,338,701)
Forward foreign currency contracts	56,168
Futures contracts	(2,361)
Net change in unrealized gains (losses) on investments	(1,284,894)
Net realized and unrealized gains (losses) on investments	(442,030)
Net increase in net assets resulting from operations	$ 366,737
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  21

Statement of changes in net assets

	Six months ended March 31, 2021 (unaudited)		Year ended September 30, 2020
Operations
Net investment income		$ 808,767		$ 1,660,408
Net realized gains on investments		842,864		553,022
Net change in unrealized gains (losses) on investments		(1,284,894)		1,862,765
Net increase in net assets resulting from operations		366,737		4,076,195
Distributions to shareholders from
Net investment income and net realized gains
Class R6		(2,822,451)		(3,157,773)
Institutional Class		(1,086)		(1,164)
Total distributions to shareholders		(2,823,537)		(3,158,937)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class R6	1,027,079	11,206,094	2,217,342	23,933,431
Reinvestment of distributions
Class R6	169,021	1,835,751	197,523	2,091,911
Payment for shares redeemed
Class R6	(1,780,154)	(19,408,327)	(4,376,341)	(46,930,121)
Net decrease in net assets resulting from capital share transactions		(6,366,482)		(20,904,779)
Total decrease in net assets		(8,823,282)		(19,987,521)
Net assets
Beginning of period		76,874,745		96,862,266
End of period		$ 68,051,463		$ 76,874,745
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Global Investment Grade Credit Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class R6	Six months ended March 31, 2021 (unaudited)	2020	2019 [1]
Net asset value, beginning of period	$10.91	$10.75	$10.00
Net investment income	0.12	0.24 [2]	0.13
Net realized and unrealized gains (losses) on investments	(0.06)	0.39	0.73
Total from investment operations	0.06	0.63	0.86
Distributions to shareholders from
Net investment income	(0.19)	(0.34)	(0.11)
Net realized gains	(0.25)	(0.13)	0.00
Total distributions to shareholders	(0.44)	(0.47)	(0.11)
Net asset value, end of period	$10.53	$10.91	$10.75
Total return[3]	0.45%	6.10%	8.64%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.77%	0.86%
Net expenses	0.45%	0.45%	0.45%
Net investment income	2.27%	2.29%	2.34%
Supplemental data
Portfolio turnover rate	17%	79%	36%
Net assets, end of period (000s omitted)	$68,025	$76,847	$96,835

[1]	For the period from February 28, 2019 (commencement of class operations) to September 30, 2019
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Institutional Class	Six months ended March 31, 2021 (unaudited)	2020	2019 [1]
Net asset value, beginning of period	$10.91	$10.75	$10.00
Net investment income	0.12	0.24	0.14
Net realized and unrealized gains (losses) on investments	(0.07)	0.38	0.72
Total from investment operations	0.05	0.62	0.86
Distributions to shareholders from
Net investment income	(0.18)	(0.33)	(0.11)
Net realized gains	(0.25)	(0.13)	0.00
Total distributions to shareholders	(0.43)	(0.46)	(0.11)
Net asset value, end of period	$10.53	$10.91	$10.75
Total return[2]	0.43%	6.04%	8.64%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.83%	0.97%
Net expenses	0.50%	0.50%	0.50%
Net investment income	2.23%	2.24%	2.34%
Supplemental data
Portfolio turnover rate	17%	79%	36%
Net assets, end of period (000s omitted)	$26	$27	$27

[1]	For the period from February 28, 2019 (commencement of class operations) to September 30, 2019
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Global Investment Grade Credit Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Global Investment Grade Credit Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Wells Fargo Global Investment Grade Credit Fund  |  25

Notes to financial statements (unaudited)
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.

26  |  Wells Fargo Global Investment Grade Credit Fund

Notes to financial statements (unaudited)
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $65,081,444 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$3,060,424
Gross unrealized losses	(714,900)
Net unrealized gains	$2,345,524
Class allocations
The separate classes of shares offered by the Fund differ principally in administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Global Investment Grade Credit Fund  |  27

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Asset-backed securities	$ 0	$ 1,779,525	$0	$ 1,779,525
Corporate bonds and notes	0	35,144,199	0	35,144,199
Foreign corporate bonds and notes	0	18,263,922	0	18,263,922
Municipal obligations	0	261,199	0	261,199
Yankee corporate bonds and notes	0	9,840,468	0	9,840,468
Short-term investments
Investment companies	1,885,887	0	0	1,885,887
	1,885,887	65,289,313	0	67,175,200
Forward foreign currency contracts	0	252,199	0	252,199
Total assets	$1,885,887	$65,541,512	$0	$67,427,399
Liabilities
Futures contracts	$ 431	$ 0	$0	$ 431
Total liabilities	$ 431	$ 0	$0	$ 431
Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the six months ended March 31, 2021, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

28  |  Wells Fargo Global Investment Grade Credit Fund

Notes to financial statements (unaudited)
Funds Management has retained the services of subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, are subadvisers to the Fund and are each entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class R6	0.03%
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class R6	0.45%
Institutional Class	0.50
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,385,866	$10,513,758	$2,081,292	$18,721,065
6. DERIVATIVE TRANSACTIONS
During the six months ended March 31, 2021, the Fund entered into futures contracts for economic hedging purposes. The Fund had an average notional amount of $1,052,139 in long futures contracts during the six months ended March 31, 2021.
During the six months ended March 31, 2021, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $621,298 in forward foreign currency contracts to buy and $24,135,092 in forward foreign currency contracts to sell during the six months ended March 31, 2021.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

Wells Fargo Global Investment Grade Credit Fund  |  29

Notes to financial statements (unaudited)
The fair value of derivative instruments as of March 31, 2021 by risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 0*	Unrealized losses on futures contracts	$431*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	252,199	Unrealized losses on forward foreign currency contracts	0
		$252,199		$431
* Amount represents the cumulative unrealized gains (losses) as reported in the tables following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of March 31, 2021 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2021 was as follows for the Fund:
	Amount of realized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Total
Interest rate risk	$ (17,878)	$ 0	$ (17,878)
Foreign currency risk	0	(116,009)	(116,009)
	$(17,878)	$(116,009)	$(133,887)

	Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Total
Interest rate risk	$ (2,361)	$ 0	$ (2,361)
Foreign currency risk	0	56,168	56,168
	$(2,361)	$56,168	$53,807
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
JPMorgan Chase & Company	$ 6,873	$0	$0	$ 6,873
State Street Bank & Trust Company	245,326	0	0	245,326

30  |  Wells Fargo Global Investment Grade Credit Fund

Notes to financial statements (unaudited)
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended March 31, 2021, there were no borrowings by the Fund under the agreement.
8. CONCENTRATION RISK
A fund with a concentration of ownership may be more affected by the investment activity of those shareholders than would be a fund that does not have any ownership concentration. As of March 31, 2021, Wells Fargo, including its affiliates, was the sole shareholder of the Institutional Class. Wells Fargo, including its affiliates, and certain Wells Fargo Funds were the only shareholders of Class R6.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Global Investment Grade Credit Fund  |  31

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

32  |  Wells Fargo Global Investment Grade Credit Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Global Investment Grade Credit Fund  |  33

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |  Wells Fargo Global Investment Grade Credit Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Global Investment Grade Credit Fund  |  35

Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00292 05-21
SA294/SAR294 03-21

Semi-Annual Report
March 31, 2021
Wells Fargo
C&B Mid Cap Value Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery
The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo C&B Mid Cap Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Wells Fargo C&B Mid Cap Value Fund for the six-month period that ended March 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks performed extremely well, benefiting from ongoing central bank support and rising optimism over the development and distribution of effective COVID-19 vaccines. Bonds also had positive returns, led by global bonds and high-yield bonds.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 19.07%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.10%, while the MSCI EM Index (Net),3 had even stronger performance, with a 22.43% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -2.73%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 returned -0.47%, and the Bloomberg Barclays Municipal Bond Index,6 returned 1.46% while the ICE BofA U.S. High Yield Index,7 gained 7.44%.
Hope drove the stock markets to new highs.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services purchasing managers’ index contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo C&B Mid Cap Value Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January's expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude-oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even within markets where the vaccine has lagged, such as the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo C&B Mid Cap Value Fund  |  3

Performance highlights (unaudited)
Investment objective	The Fund seeks maximum long-term return (current income and capital appreciation), consistent with minimizing risk to principal.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Cooke & Bieler, L.P.
Portfolio managers	Andrew B. Armstrong, CFA®‡, Wesley Lim, CFA®‡, Steve Lyons, CFA®‡, Michael M. Meyer, CFA®‡, Edward W. O'Connor, CFA®‡, R. James O'Neil, CFA®‡, Mehul Trivedi, CFA®‡, William Weber, CFA®‡

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (CBMAX)	7-26-2004	63.87	11.39	10.64	73.85	12.72	11.29	1.27	1.25
Class C (CBMCX)	7-26-2004	71.85	11.92	10.48	72.85	11.92	10.48	2.02	2.00
Class R6 (CBMYX)[3]	7-31-2018	–	–	–	74.63	13.18	11.69	0.84	0.80
Administrator Class (CBMIX)	7-26-2004	–	–	–	73.99	12.83	11.38	1.19	1.15
Institutional Class (CBMSX)	7-26-2004	–	–	–	74.41	13.11	11.66	0.94	0.90
Russell Midcap® Value Index[4]	–	–	–	–	73.76	11.60	11.05	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.25% for Class A, 2.00% for Class C, 0.80% for Class R6, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

4  |  Wells Fargo C&B Mid Cap Value Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of March 31, 2021[1]
Arrow Electronics Incorporated	3.43
Gildan Activewear Incorporated	3.39
AerCap Holdings NV	3.16
FirstCash Financial Services Incorporated	3.11
Fidelity National Financial Incorporated	2.96
Colfax Corporation	2.95
Leidos Holdings Incorporated	2.86
Arch Capital Group Limited	2.76
Helen of Troy Limited	2.70
Integra LifeSciences Holdings Corporation	2.66
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Wells Fargo C&B Mid Cap Value Fund  |  5

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,384.76	$ 7.43	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$ 6.29	1.25%
Class C
Actual	$1,000.00	$1,379.46	$11.86	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05	2.00%
Class R6
Actual	$1,000.00	$1,387.68	$ 4.76	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	$ 4.03	0.80%
Administrator Class
Actual	$1,000.00	$1,385.40	$ 6.84	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$ 5.79	1.15%
Institutional Class
Actual	$1,000.00	$1,387.12	$ 5.36	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$ 4.53	0.90%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo C&B Mid Cap Value Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Common stocks: 94.75%
Communication services: 1.78%
Media: 1.78%
Omnicom Group Incorporated	158,000	$ 11,715,700
Consumer discretionary: 15.52%
Auto components: 2.26%
Gentex Corporation	415,200	14,810,184
Hotels, restaurants & leisure: 1.17%
Extended Stay America Incorporated	387,350	7,650,163
Household durables: 4.85%
Helen of Troy Limited †	83,970	17,689,120
Whirlpool Corporation	64,200	14,146,470
		31,835,590
Specialty retail: 2.46%
American Eagle Outfitters Incorporated	552,430	16,153,053
Textiles, apparel & luxury goods: 4.78%
Gildan Activewear Incorporated	725,200	22,234,632
HanesBrands Incorporated	462,900	9,105,243
		31,339,875
Financials: 24.68%
Banks: 1.02%
Commerce Bancshares Incorporated	86,998	6,664,917
Capital markets: 2.30%
State Street Corporation	179,300	15,062,993
Consumer finance: 4.69%
FirstCash Financial Services Incorporated	310,740	20,406,296
Synchrony Financial	255,500	10,388,630
		30,794,926
Insurance: 14.16%
Alleghany Corporation †	25,300	15,845,137
Arch Capital Group Limited †	471,500	18,091,455
Fidelity National Financial Incorporated	477,300	19,407,018
Globe Life Incorporated	137,800	13,315,614
Progressive Corporation	96,500	9,226,365
RenaissanceRe Holdings Limited	67,500	10,816,875
The Allstate Corporation	54,000	6,204,600
		92,907,064
Thrifts & mortgage finance: 2.51%
Essent Group Limited	346,100	16,436,289
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  7

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Health care: 11.02%
Health care equipment & supplies: 5.22%
Hill-Rom Holdings Incorporated	152,200	$ 16,815,056
Integra LifeSciences Holdings Corporation †	252,010	17,411,371
		34,226,427
Health care providers & services: 1.41%
Laboratory Corporation of America Holdings †	36,300	9,257,589
Life sciences tools & services: 2.49%
Syneos Health Incorporated †	215,900	16,376,015
Pharmaceuticals: 1.90%
Perrigo Company plc	307,700	12,452,619
Industrials: 26.23%
Aerospace & defense: 5.89%
BWX Technologies Incorporated	260,100	17,150,994
Hexcel Corporation †	120,100	6,725,600
Huntington Ingalls Industries Incorporated	71,800	14,780,030
		38,656,624
Building products: 0.97%
Armstrong World Industries Incorporated	70,810	6,379,273
Commercial services & supplies: 3.49%
IAA Incorporated †	305,700	16,856,298
Steelcase Incorporated Class A	418,400	6,020,776
		22,877,074
Electrical equipment: 3.11%
Acuity Brands Incorporated	70,297	11,599,005
AMETEK Incorporated	68,700	8,775,051
		20,374,056
Machinery: 6.75%
Colfax Corporation †	441,602	19,346,584
Gates Industrial Corporation plc †	393,770	6,296,382
Stanley Black & Decker Incorporated	29,950	5,980,117
Woodward Governor Company	105,100	12,678,213
		44,301,296
Professional services: 2.86%
Leidos Holdings Incorporated	194,650	18,740,902
Trading companies & distributors: 3.16%
AerCap Holdings NV †	352,400	20,699,976
Information technology: 7.75%
Electronic equipment, instruments & components: 4.97%
Arrow Electronics Incorporated †	202,606	22,452,795
TE Connectivity Limited	78,300	10,109,313
		32,562,108
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo C&B Mid Cap Value Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
IT services: 2.04%
Amdocs Limited	191,100	$ 13,405,665
Semiconductors & semiconductor equipment: 0.74%
MKS Instruments Incorporated	26,250	4,867,275
Materials: 4.72%
Chemicals: 1.20%
Axalta Coating Systems Limited †	267,200	7,903,776
Metals & mining: 2.35%
Reliance Steel & Aluminum Company	101,200	15,411,748
Paper & forest products: 1.17%
Schweitzer-Mauduit International Incorporated	156,900	7,683,393
Real estate: 1.00%
Real estate management & development: 1.00%
CBRE Group Incorporated Class A †	82,600	6,534,486
Utilities: 2.05%
Gas utilities: 2.05%
Atmos Energy Corporation	135,870	13,430,750
Total Common stocks (Cost $456,509,128)		621,511,806

		Yield
Short-term investments: 4.45%
Investment companies: 4.45%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	29,167,756	29,167,756
Total Short-term investments (Cost $29,167,756)				29,167,756
Total investments in securities (Cost $485,676,884)	99.20%			650,679,562
Other assets and liabilities, net	0.80			5,259,894
Total net assets	100.00%			$655,939,456

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  9

Portfolio of investments—March 31, 2021 (unaudited)
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Government Money Market Fund Select Class	$10,498,142	$135,451,992	$(116,782,378)	$0	$0	$29,167,756	4.45%	29,167,756	$3,556
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo C& B Mid Cap Value Fund

Statement of assets and liabilities—March 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $456,509,128)	$ 621,511,806
Investments in affiliated securites, at value (cost $29,167,756)	29,167,756
Receivable for Fund shares sold	4,661,154
Receivable for investments sold	3,733,852
Receivable for dividends	313,818
Prepaid expenses and other assets	79,729
Total assets	659,468,115
Liabilities
Payable for investments purchased	2,437,321
Payable for Fund shares redeemed	576,155
Management fee payable	391,495
Administration fees payable	78,107
Trustees’ fees and expenses payable	2,960
Distribution fee payable	2,369
Accrued expenses and other liabilities	40,252
Total liabilities	3,528,659
Total net assets	$655,939,456
Net assets consist of
Paid-in capital	$ 473,004,757
Total distributable earnings	182,934,699
Total net assets	$655,939,456
Computation of net asset value and offering price per share
Net assets – Class A	$ 140,252,737
Shares outstanding – Class A1	2,950,082
Net asset value per share – Class A	$47.54
Maximum offering price per share – Class A2	$50.44
Net assets – Class C	$ 4,202,876
Shares outstanding – Class C1	95,406
Net asset value per share – Class C	$44.05
Net assets – Class R6	$ 16,857,820
Shares outstanding – Class R6[1]	351,399
Net asset value per share – Class R6	$47.97
Net assets – Administrator Class	$ 26,996,521
Shares outstanding – Administrator Class[1]	561,161
Net asset value per share – Administrator Class	$48.11
Net assets – Institutional Class	$ 467,629,502
Shares outstanding – Institutional Class[1]	9,751,691
Net asset value per share – Institutional Class	$47.95
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  11

Statement of operations—six months ended March 31, 2021 (unaudited)

Investment income
Dividends	$ 3,929,162
Income from affiliated securities	3,556
Total investment income	3,932,718
Expenses
Management fee	2,045,935
Administration fees
Class A	130,981
Class C	3,934
Class R6	2,180
Administrator Class	17,222
Institutional Class	245,644
Shareholder servicing fees
Class A	155,930
Class C	4,683
Administrator Class	33,108
Distribution fee
Class C	13,977
Custody and accounting fees	11,201
Professional fees	20,985
Registration fees	53,301
Shareholder report expenses	41,019
Trustees’ fees and expenses	9,610
Other fees and expenses	6,976
Total expenses	2,796,686
Less: Fee waivers and/or expense reimbursements
Fund-level	(44,809)
Class A	(2,371)
Class R6	(811)
Administrator Class	(1,342)
Institutional Class	(21,814)
Net expenses	2,725,539
Net investment income	1,207,179
Realized and unrealized gains (losses) on investments
Net realized gains on investments	33,618,934
Net change in unrealized gains (losses) on investments	137,902,899
Net realized and unrealized gains (losses) on investments	171,521,833
Net increase in net assets resulting from operations	$172,729,012
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo C& B Mid Cap Value Fund

Statement of changes in net assets

	Six months ended March 31, 2021 (unaudited)		Year ended September 30, 2020
Operations
Net investment income		$ 1,207,179		$ 2,315,458
Net realized gains (losses) on investments		33,618,934		(13,737,886)
Net change in unrealized gains (losses) on investments		137,902,899		(31,020,572)
Net increase (decrease) in net assets resulting from operations		172,729,012		(42,443,000)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(227,113)		(3,368,775)
Class C		0		(116,894)
Class R6		(81,410)		(485,361)
Administrator Class		(56,758)		(945,399)
Institutional Class		(1,735,541)		(8,727,328)
Total distributions to shareholders		(2,100,822)		(13,643,757)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	166,831	6,929,732	960,999	33,921,828
Class C	49,223	1,939,106	27,501	911,966
Class R6	20,060	868,182	81,470	2,854,895
Administrator Class	60,198	2,628,302	317,699	12,268,162
Institutional Class	2,790,760	121,005,779	7,166,530	244,342,104
		133,371,101		294,298,955
Reinvestment of distributions
Class A	5,249	219,839	79,402	3,248,552
Class C	0	0	2,989	113,505
Class R6	1,185	50,016	6,228	257,557
Administrator Class	1,331	56,369	22,658	938,447
Institutional Class	41,072	1,733,252	210,740	8,708,954
		2,059,476		13,267,015
Payment for shares redeemed
Class A	(272,120)	(11,346,899)	(686,660)	(23,231,821)
Class C	(54,551)	(2,110,941)	(53,935)	(1,754,560)
Class R6	(19,494)	(796,381)	(115,303)	(4,078,132)
Administrator Class	(181,068)	(7,911,465)	(258,443)	(8,985,442)
Institutional Class	(2,160,494)	(87,388,525)	(4,458,883)	(151,411,494)
		(109,554,211)		(189,461,449)
Net increase in net assets resulting from capital share transactions		25,876,366		118,104,521
Total increase in net assets		196,504,556		62,017,764
Net assets
Beginning of period		459,434,900		397,417,136
End of period		$ 655,939,456		$ 459,434,900
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  13

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class A	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$34.40	$39.67	$37.88	$35.07	$29.27	$25.12
Net investment income (loss)	0.04	0.10 [1]	0.16	0.06	(0.00) [1,2]	0.07 [1]
Net realized and unrealized gains (losses) on investments	13.18	(4.21)	1.69	2.75	5.82	4.13
Total from investment operations	13.22	(4.11)	1.85	2.81	5.82	4.20
Distributions to shareholders from
Net investment income	(0.08)	(0.15)	(0.06)	(0.00) [3]	(0.02)	(0.05)
Net realized gains	0.00	(1.01)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.08)	(1.16)	(0.06)	(0.00) [3]	(0.02)	(0.05)
Net asset value, end of period	$47.54	$34.40	$39.67	$37.88	$35.07	$29.27
Total return[4]	38.48%	(10.81)%	4.91%	8.02%	19.89%	16.73%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.27%	1.29%	1.29%	1.30%	1.33%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.24%
Net investment income (loss)	0.19%	0.29%	0.43%	0.16%	(0.00)%	0.27%
Supplemental data
Portfolio turnover rate	31%	45%	42%	39%	54%	35%
Net assets, end of period (000s omitted)	$140,253	$104,922	$106,975	$111,354	$115,258	$120,020

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005)
[3]	Amount is less than $0.005.
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo C& B Mid Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class C	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$31.94	$36.98	$35.51	$33.12	$27.83	$24.02
Net investment loss	(0.12) [1]	(0.16) [1]	(0.12) [1]	(0.20) [1]	(0.26) [1]	(0.14) [1]
Net realized and unrealized gains (losses) on investments	12.23	(3.87)	1.59	2.59	5.55	3.95
Total from investment operations	12.11	(4.03)	1.47	2.39	5.29	3.81
Distributions to shareholders from
Net realized gains	0.00	(1.01)	0.00	0.00	0.00	0.00
Net asset value, end of period	$44.05	$31.94	$36.98	$35.51	$33.12	$27.83
Total return[2]	37.95%	(11.32)%	4.14%	7.22%	19.01%	15.86%
Ratios to average net assets (annualized)
Gross expenses	2.01%	2.01%	2.04%	2.04%	2.05%	2.08%
Net expenses	2.00%	2.00%	2.00%	2.00%	2.00%	1.98%
Net investment loss	(0.61)%	(0.47)%	(0.36)%	(0.59)%	(0.74)%	(0.55)%
Supplemental data
Portfolio turnover rate	31%	45%	42%	39%	54%	35%
Net assets, end of period (000s omitted)	$4,203	$3,217	$4,592	$8,371	$8,567	$7,314

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class R6	Six months ended March 31, 2021 (unaudited)	2020	2019	2018 [1]
Net asset value, beginning of period	$34.77	$40.06	$38.27	$37.39
Net investment income	0.14	0.27	0.35 [2]	0.08 [2]
Net realized and unrealized gains (losses) on investments	13.30	(4.25)	1.67	0.80
Total from investment operations	13.44	(3.98)	2.02	0.88
Distributions to shareholders from
Net investment income	(0.24)	(0.30)	(0.23)	0.00
Net realized gains	0.00	(1.01)	0.00	0.00
Total distributions to shareholders	(0.24)	(1.31)	(0.23)	0.00
Net asset value, end of period	$47.97	$34.77	$40.06	$38.27
Total return[3]	38.77%	(10.42)%	5.39%	2.35%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.84%	0.86%	0.86%
Net expenses	0.80%	0.80%	0.80%	0.80%
Net investment income	0.64%	0.73%	0.95%	1.24%
Supplemental data
Portfolio turnover rate	31%	45%	42%	39%
Net assets, end of period (000s omitted)	$16,858	$12,156	$15,112	$26

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo C& B Mid Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Administrator Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$34.80	$40.14	$38.35	$35.52	$29.63	$25.42
Net investment income	0.06 [1]	0.14 [1]	0.20 [1]	0.10 [1]	0.04 [1]	0.08 [1]
Net realized and unrealized gains (losses) on investments	13.34	(4.27)	1.70	2.78	5.89	4.19
Total from investment operations	13.40	(4.13)	1.90	2.88	5.93	4.27
Distributions to shareholders from
Net investment income	(0.09)	(0.20)	(0.11)	(0.05)	(0.04)	(0.06)
Net realized gains	0.00	(1.01)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.09)	(1.21)	(0.11)	(0.05)	(0.04)	(0.06)
Net asset value, end of period	$48.11	$34.80	$40.14	$38.35	$35.52	$29.63
Total return[2]	38.54%	(10.74)%	5.03%	8.13%	20.02%	16.82%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.19%	1.21%	1.21%	1.22%	1.25%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.28%	0.38%	0.53%	0.26%	0.12%	0.28%
Supplemental data
Portfolio turnover rate	31%	45%	42%	39%	54%	35%
Net assets, end of period (000s omitted)	$26,997	$23,691	$24,036	$20,960	$21,267	$8,302

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Institutional Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$34.74	$40.04	$38.26	$35.41	$29.53	$25.34
Net investment income	0.12	0.23 [1]	0.28	0.19	0.16	0.16
Net realized and unrealized gains (losses) on investments	13.29	(4.25)	1.70	2.78	5.82	4.17
Total from investment operations	13.41	(4.02)	1.98	2.97	5.98	4.33
Distributions to shareholders from
Net investment income	(0.20)	(0.27)	(0.20)	(0.12)	(0.10)	(0.14)
Net realized gains	0.00	(1.01)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.20)	(1.28)	(0.20)	(0.12)	(0.10)	(0.14)
Net asset value, end of period	$47.95	$34.74	$40.04	$38.26	$35.41	$29.53
Total return[2]	38.71%	(10.52)%	5.29%	8.41%	20.30%	17.11%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.94%	0.96%	0.96%	0.97%	1.00%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.54%	0.64%	0.79%	0.56%	0.37%	0.54%
Supplemental data
Portfolio turnover rate	31%	45%	42%	39%	54%	35%
Net assets, end of period (000s omitted)	$467,630	$315,449	$246,702	$200,335	$105,550	$38,161

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo C& B Mid Cap Value Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Mid Cap Value Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign

Wells Fargo C&B Mid Cap Value Fund  |  19

Notes to financial statements (unaudited)
exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $486,211,678 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$167,816,456
Gross unrealized losses	(3,348,572)
Net unrealized gains	$164,467,884
As of September 30, 2020, the Fund had capital loss carryforwards which consisted of $5,283,545 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

20  |  Wells Fargo C& B Mid Cap Value Fund

Notes to financial statements (unaudited)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 11,715,700	$0	$0	$ 11,715,700
Consumer discretionary	101,788,865	0	0	101,788,865
Financials	161,866,189	0	0	161,866,189
Health care	72,312,650	0	0	72,312,650
Industrials	172,029,201	0	0	172,029,201
Information technology	50,835,048	0	0	50,835,048
Materials	30,998,917	0	0	30,998,917
Real estate	6,534,486	0	0	6,534,486
Utilities	13,430,750	0	0	13,430,750
Short-term investments
Investment companies	29,167,756	0	0	29,167,756
Total assets	$650,679,562	$0	$0	$650,679,562
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Wells Fargo C&B Mid Cap Value Fund  |  21

Notes to financial statements (unaudited)
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the six months ended March 31, 2021, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P., which is not an affiliate of the Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.25%
Class C	2.00
Class R6	0.80
Administrator Class	1.15
Institutional Class	0.90

22  |  Wells Fargo C& B Mid Cap Value Fund

Notes to financial statements (unaudited)
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2021, Funds Distributor received $644 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2021 were $159,789,753 and $160,005,352, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2021, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended March 31, 2021, there were no borrowings by the Fund under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the financials and industrials sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

Wells Fargo C&B Mid Cap Value Fund  |  23

Notes to financial statements (unaudited)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

24  |  Wells Fargo C& B Mid Cap Value Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo C&B Mid Cap Value Fund  |  25

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

26  |  Wells Fargo C& B Mid Cap Value Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo C&B Mid Cap Value Fund  |  27

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

28  |  Wells Fargo C& B Mid Cap Value Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00293 05-21
SA228/SAR228 03-21

Semi-Annual Report
March 31, 2021
Wells Fargo Common Stock Fund

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The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Common Stock Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Wells Fargo Common Stock Fund for the six-month period that ended March 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks performed extremely well, benefiting from ongoing central bank support and rising optimism over the development and distribution of effective COVID-19 vaccines. Bonds also had positive returns, led by global bonds and high-yield bonds.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 19.07%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.10%, while the MSCI EM Index (Net),3 had even stronger performance, with a 22.43% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -2.73%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 returned -0.47%, and the Bloomberg Barclays Municipal Bond Index,6 returned 1.46% while the ICE BofA U.S. High Yield Index,7 gained 7.44%.
Hope drove the stock markets to new highs.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services purchasing managers’ index contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Common Stock Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January's expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude-oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even within markets where the vaccine has lagged, such as the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Common Stock Fund  |  3

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Christopher G. Miller, CFA®‡, Garth B. Newport, CFA®‡

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SCSAX)	11-30-2000	72.50	12.10	10.04	83.01	13.43	10.70	1.27	1.26
Class C (STSAX)	11-30-2000	81.39	12.67	9.91	82.39	12.67	9.91	2.02	2.01
Class R6 (SCSRX)[3]	6-28-2013	–	–	–	83.77	13.90	11.16	0.84	0.83
Administrator Class (SCSDX)	7-30-2010	–	–	–	86.44	13.98	11.06	1.19	1.10
Institutional Class (SCNSX)	7-30-2010	–	–	–	83.78	13.89	11.14	0.94	0.85
Russell 2500™ Index[4]	–	–	–	–	89.40	15.93	12.20	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.26% for Class A, 2.01% for Class C, 0.83% for Class R6, 1.10% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

4  |  Wells Fargo Common Stock Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of March 31, 2021[1]
Masonite International Corporation	2.37
Bio-Rad Laboratories Incorporated Class A	2.16
LivaNova plc	1.96
Carlisle Companies Incorporated	1.89
United Rentals Incorporated	1.88
Sun Communities Incorporated	1.88
ON Semiconductor Corporation	1.81
Air Lease Corporation	1.80
Armstrong World Industries Incorporated	1.80
Marvell Technology Group Limited	1.79
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Common Stock Fund  |  5

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,361.32	$ 7.24	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$ 6.19	1.23%
Class C
Actual	$1,000.00	$1,356.23	$11.81	2.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.91	$10.10	2.01%
Class R6
Actual	$1,000.00	$1,363.86	$ 4.89	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$ 4.18	0.83%
Administrator Class
Actual	$1,000.00	$1,362.13	$ 6.48	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$ 5.54	1.10%
Institutional Class
Actual	$1,000.00	$1,364.18	$ 5.01	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$ 4.28	0.85%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Common Stock Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Common stocks: 97.83%
Consumer discretionary: 14.07%
Auto components: 1.70%
Dana Incorporated	747,297	$ 18,181,736
Diversified consumer services: 1.55%
Houghton Mifflin Harcourt Company †	533,749	4,067,167
Service Corporation International	245,056	12,510,109
		16,577,276
Hotels, restaurants & leisure: 2.64%
Jack In The Box Incorporated	119,988	13,172,283
Planet Fitness Incorporated Class A †	193,703	14,973,242
		28,145,525
Household durables: 1.45%
Mohawk Industries Incorporated †	80,268	15,436,339
Internet & direct marketing retail: 0.98%
The RealReal Incorporated †	461,005	10,432,543
Specialty retail: 4.46%
Burlington Stores Incorporated †	61,939	18,507,373
Tractor Supply Company	86,865	15,382,054
Ulta Beauty Incorporated †	44,050	13,618,939
		47,508,366
Textiles, apparel & luxury goods: 1.29%
Levi Strauss & Company Class A	574,983	13,747,844
Consumer staples: 2.24%
Food products: 1.28%
Nomad Foods Limited †	498,405	13,686,201
Household products: 0.96%
Church & Dwight Company Incorporated	116,671	10,191,212
Financials: 12.38%
Banks: 2.53%
Pinnacle Financial Partners Incorporated	124,879	11,071,772
Sterling Bancorp	421,397	9,700,559
Veritex Holdings Incorporated	188,206	6,158,100
		26,930,431
Capital markets: 1.87%
Cboe Global Markets Incorporated	117,378	11,584,035
Raymond James Financial Incorporated	68,145	8,351,851
		19,935,886
Consumer finance: 1.52%
Discover Financial Services	170,892	16,233,031
Insurance: 5.32%
Arch Capital Group Limited †	323,739	12,421,865
Axis Capital Holdings Limited	232,866	11,543,168
The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  7

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Insurance (continued)
CNO Financial Group Incorporated	385,992	$ 9,375,746
First American Financial Corporation	176,884	10,020,479
Reinsurance Group of America Incorporated	106,147	13,379,829
		56,741,087
Thrifts & mortgage finance: 1.14%
Essent Group Limited	256,010	12,157,915
Health care: 11.05%
Biotechnology: 1.42%
Acceleron Pharma Incorporated †	26,504	3,594,207
Agios Pharmaceuticals Incorporated †	62,335	3,218,979
Neurocrine Biosciences Incorporated †	50,183	4,880,297
Sage Therapeutics Incorporated †	45,992	3,442,501
		15,135,984
Health care equipment & supplies: 4.75%
Haemonetics Corporation †	138,191	15,340,583
Integer Holdings Corporation †	156,377	14,402,322
LivaNova plc †	283,494	20,902,013
		50,644,918
Health care providers & services: 2.25%
Humana Incorporated	33,776	14,160,588
Laboratory Corporation of America Holdings †	38,338	9,777,340
		23,937,928
Life sciences tools & services: 2.63%
Bio-Rad Laboratories Incorporated Class A †	40,399	23,074,697
Codexis Incorporated †	219,267	5,019,022
		28,093,719
Industrials: 21.49%
Aerospace & defense: 1.52%
MTU Aero Engines AG	68,731	16,176,590
Building products: 4.17%
Armstrong World Industries Incorporated	212,182	19,115,476
Masonite International Corporation †	219,507	25,295,987
		44,411,463
Commercial services & supplies: 3.69%
IAA Incorporated †	274,478	15,134,717
Republic Services Incorporated	133,659	13,279,022
Stericycle Incorporated †	161,770	10,921,093
		39,334,832
Construction & engineering: 1.11%
APi Group Corporation 144A†	571,601	11,820,707
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Common Stock Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Electrical equipment: 2.43%
AMETEK Incorporated	94,871	$ 12,117,873
Sensata Technologies Holding plc †	238,523	13,822,408
		25,940,281
Industrial conglomerates: 1.89%
Carlisle Companies Incorporated	122,315	20,130,603
Machinery: 1.94%
Ingersoll Rand Incorporated †	201,512	9,916,406
ITT Incorporated	118,806	10,800,653
		20,717,059
Professional services: 1.06%
Dun & Bradstreet Holdings †	476,438	11,343,989
Trading companies & distributors: 3.68%
Air Lease Corporation	391,828	19,199,572
United Rentals Incorporated †	60,989	20,084,288
		39,283,860
Information technology: 21.62%
IT services: 4.66%
Black Knight Incorporated †	175,979	13,020,686
EVO Payments Incorporated Class A †	514,755	14,166,058
Genpact Limited	347,484	14,879,265
Paya Holdings Incorporated Class A †«	702,100	7,695,016
		49,761,025
Semiconductors & semiconductor equipment: 5.62%
Brooks Automation Incorporated	134,389	10,972,862
Marvell Technology Group Limited	388,632	19,035,195
Maxim Integrated Products Incorporated	115,866	10,586,676
ON Semiconductor Corporation †	464,950	19,346,570
		59,941,303
Software: 11.34%
8x8 Incorporated †	580,924	18,845,175
Cloudera Incorporated †	1,152,448	14,025,292
Fair Isaac Corporation †	32,531	15,811,693
Medallia Incorporated †	414,663	11,564,951
New Relic Incorporated †	87,428	5,375,073
Nuance Communications Incorporated †	350,229	15,283,994
Proofpoint Incorporated †	111,994	14,087,725
SPS Commerce Incorporated †	97,722	9,704,772
Zendesk Incorporated †	122,183	16,203,909
		120,902,584
Materials: 5.89%
Chemicals: 2.81%
Ashland Global Holdings Incorporated	157,620	13,991,927
Quaker Chemical Corporation	21,793	5,312,480
Westlake Chemical Corporation	120,282	10,679,839
		29,984,246
The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  9

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Containers & packaging: 1.45%
Crown Holdings Incorporated	159,461	$ 15,474,095
Metals & mining: 1.63%
Steel Dynamics Incorporated	342,497	17,385,148
Real estate: 9.09%
Equity REITs: 9.09%
American Homes 4 Rent Class A	339,082	11,304,994
CoreSite Realty Corporation	117,817	14,120,367
Four Corners Property Trust Incorporated	304,126	8,333,052
SBA Communications Corporation	55,364	15,366,278
STAG Industrial Incorporated	289,407	9,726,969
Sun Communities Incorporated	133,854	20,083,454
VICI Properties Incorporated	636,667	17,979,476
		96,914,590
Total Common stocks (Cost $661,726,341)		1,043,240,316

Exchange-traded funds: 1.07%
SPDR S&P Biotech ETF «	84,460	11,456,999
Total Exchange-traded funds (Cost $4,517,041)		11,456,999

		Yield
Short-term investments: 3.09%
Investment companies: 3.09%
Securities Lending Cash Investments LLC ♠∩∞		0.04%	13,803,300	13,803,300
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	19,118,324	19,118,324
Total Short-term investments (Cost $32,921,624)				32,921,624
Total investments in securities (Cost $699,165,006)	101.99%			1,087,618,939
Other assets and liabilities, net	(1.99)			(21,258,467)
Total net assets	100.00%			$1,066,360,472

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Common Stock Fund

Portfolio of investments—March 31, 2021 (unaudited)
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$14,083,400	$108,922,800	$(109,202,900)	$0	$0	$ 13,803,300		13,803,300	$ 7,031#
Wells Fargo Government Money Market Fund Select Class	1,768,345	201,625,194	(184,275,215)	0	0	19,118,324		19,118,324	1,199
				$0	$0	$32,921,624	3.09%		$8,230

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  11

Statement of assets and liabilities—March 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities (including $13,507,392 of securities loaned), at value (cost $666,243,382)	$ 1,054,697,315
Investments in affiliated securites, at value (cost $32,921,624)	32,921,624
Foreign currency, at value (cost $162)	161
Receivable for dividends	1,002,546
Receivable for Fund shares sold	128,159
Receivable for securities lending income, net	12,537
Total assets	1,088,762,342
Liabilities
Payable upon receipt of securities loaned	13,803,300
Payable for investments purchased	6,637,807
Payable for Fund shares redeemed	701,273
Management fee payable	687,202
Administration fees payable	176,576
Trustees’ fees and expenses payable	2,910
Distribution fee payable	1,743
Accrued expenses and other liabilities	391,059
Total liabilities	22,401,870
Total net assets	$1,066,360,472
Net assets consist of
Paid-in capital	$ 617,298,757
Total distributable earnings	449,061,715
Total net assets	$1,066,360,472
Computation of net asset value and offering price per share
Net assets – Class A	$ 925,288,319
Shares outstanding – Class A1	39,949,965
Net asset value per share – Class A	$23.16
Maximum offering price per share – Class A2	$24.57
Net assets – Class C	$ 2,711,154
Shares outstanding – Class C1	184,584
Net asset value per share – Class C	$14.69
Net assets – Class R6	$ 36,376,918
Shares outstanding – Class R6[1]	1,457,711
Net asset value per share – Class R6	$24.95
Net assets – Administrator Class	$ 3,132,595
Shares outstanding – Administrator Class[1]	129,165
Net asset value per share – Administrator Class	$24.25
Net assets – Institutional Class	$ 98,851,486
Shares outstanding – Institutional Class[1]	3,977,090
Net asset value per share – Institutional Class	$24.86
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Common Stock Fund

Statement of operations—six months ended March 31, 2021 (unaudited)

Investment income
Dividends	$ 4,341,474
Income from affiliated securities	84,016
Total investment income	4,425,490
Expenses
Management fee	3,890,926
Administration fees
Class A	898,983
Class C	2,922
Class R6	4,992
Administrator Class	1,899
Institutional Class	72,170
Shareholder servicing fees
Class A	1,070,218
Class C	3,475
Administrator Class	3,652
Distribution fee
Class C	10,416
Custody and accounting fees	24,976
Professional fees	26,844
Registration fees	32,369
Shareholder report expenses	19,536
Trustees’ fees and expenses	9,610
Other fees and expenses	13,159
Total expenses	6,086,147
Less: Fee waivers and/or expense reimbursements
Fund-level	(6,375)
Class A	(99,034)
Class C	(1)
Administrator Class	(1,098)
Institutional Class	(42,303)
Net expenses	5,937,336
Net investment loss	(1,511,846)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	106,902,487
Net change in unrealized gains (losses) on investments	196,620,235
Net realized and unrealized gains (losses) on investments	303,522,722
Net increase in net assets resulting from operations	$302,010,876
The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  13

Statement of changes in net assets

	Six months ended March 31, 2021 (unaudited)		Year ended September 30, 2020
Operations
Net investment loss		$ (1,511,846)		$ (664,027)
Payment from affiliate		0		50,779
Net realized gains on investments		106,902,487		27,866,230
Net change in unrealized gains (losses) on investments		196,620,235		(71,534,111)
Net increase (decrease) in net assets resulting from operations		302,010,876		(44,281,129)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(41,250,405)		(106,772,268)
Class C		(198,543)		(1,096,288)
Class R6		(1,470,087)		(4,612,059)
Administrator Class		(144,145)		(452,132)
Institutional Class		(4,334,480)		(18,968,188)
Total distributions to shareholders		(47,397,660)		(131,900,935)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	277,327	5,976,259	829,934	14,670,933
Class C	13,571	188,827	30,986	364,118
Class R6	171,787	4,123,766	435,113	8,658,699
Administrator Class	24,333	510,342	40,426	781,386
Institutional Class	371,512	8,524,550	936,815	17,943,308
		19,323,744		42,418,444
Reinvestment of distributions
Class A	1,909,343	39,351,568	5,292,160	101,875,798
Class C	14,844	194,453	74,887	945,077
Class R6	65,677	1,456,720	222,029	4,582,449
Administrator Class	6,031	130,085	20,980	414,636
Institutional Class	189,157	4,178,481	903,544	18,584,525
		45,311,307		126,402,485
Payment for shares redeemed
Class A	(2,644,887)	(55,717,753)	(7,019,117)	(123,527,409)
Class C	(101,936)	(1,346,630)	(386,221)	(4,798,830)
Class R6	(221,614)	(5,197,784)	(826,169)	(14,778,156)
Administrator Class	(21,127)	(474,175)	(107,155)	(1,980,852)
Institutional Class	(3,198,114)	(71,864,093)	(2,368,945)	(43,202,567)
		(134,600,435)		(188,287,814)
Net decrease in net assets resulting from capital share transactions		(69,965,384)		(19,466,885)
Total increase (decrease) in net assets		184,647,832		(195,648,949)
Net assets
Beginning of period		881,712,640		1,077,361,589
End of period		$1,066,360,472		$ 881,712,640
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Common Stock Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class A	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.88	$21.07	$24.58	$24.06	$21.50	$21.62
Net investment loss	(0.04)	(0.03)	(0.01)	(0.04)	(0.09)	(0.01) [1]
Net realized and unrealized gains (losses) on investments	6.37	(0.52)	(0.20)	3.10	3.48	2.45
Total from investment operations	6.33	(0.55)	(0.21)	3.06	3.39	2.44
Distributions to shareholders from
Net investment income	0.00	(0.00) [2]	0.00	0.00	0.00	0.00
Net realized gains	(1.05)	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)
Total distributions to shareholders	(1.05)	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)
Net asset value, end of period	$23.16	$17.88	$21.07	$24.58	$24.06	$21.50
Total return[3]	36.13%	(3.48)%	0.91%	13.62%	16.10%	12.43%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.27%	1.26%	1.25%	1.25%	1.25%
Net expenses	1.23%	1.23%	1.26%	1.25%	1.25%	1.25%
Net investment loss	(0.35)%	(0.14)%	(0.03)%	(0.18)%	(0.38)%	(0.05)%
Supplemental data
Portfolio turnover rate	25%	61%	40%	33%	35%	32%
Net assets, end of period (000s omitted)	$925,288	$722,547	$870,369	$971,731	$942,596	$924,864

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class C	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.70	$14.72	$18.40	$18.75	$17.04	$17.77
Net investment loss	(0.08) [1]	(0.11) [1]	(0.11) [1]	(0.17) [1]	(0.20) [1]	(0.14) [1]
Payment from affiliate	0.00	0.05	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	4.12	(0.32)	(0.27)	2.36	2.74	1.97
Total from investment operations	4.04	(0.38)	(0.38)	2.19	2.54	1.83
Distributions to shareholders from
Net realized gains	(1.05)	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)
Net asset value, end of period	$14.69	$11.70	$14.72	$18.40	$18.75	$17.04
Total return[2]	35.62%	(3.88)% [3]	0.17%	12.74%	15.29%	11.52%
Ratios to average net assets (annualized)
Gross expenses	2.01%	2.01%	2.01%	2.00%	2.00%	2.00%
Net expenses	2.01%	2.01%	2.01%	2.00%	2.00%	2.00%
Net investment loss	(1.16)%	(0.92)%	(0.78)%	(0.94)%	(1.14)%	(0.87)%
Supplemental data
Portfolio turnover rate	25%	61%	40%	33%	35%	32%
Net assets, end of period (000s omitted)	$2,711	$3,020	$7,925	$16,541	$18,978	$22,902

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[3]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 0.39% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Common Stock Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class R6	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$19.16	$22.39	$25.80	$25.03	$22.25	$22.20
Net investment income	0.01 [1]	0.05 [1]	0.09 [1]	0.05 [1]	0.01	0.07 [1]
Net realized and unrealized gains (losses) on investments	6.83	(0.56)	(0.20)	3.26	3.60	2.54
Total from investment operations	6.84	(0.51)	(0.11)	3.31	3.61	2.61
Distributions to shareholders from
Net investment income	0.00	(0.08)	0.00	0.00	0.00	0.00
Net realized gains	(1.05)	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)
Total distributions to shareholders	(1.05)	(2.72)	(3.30)	(2.54)	(0.83)	(2.56)
Net asset value, end of period	$24.95	$19.16	$22.39	$25.80	$25.03	$22.25
Total return[2]	36.39%	(3.10)%	1.31%	14.12%	16.56%	12.91%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.84%	0.83%	0.82%	0.82%	0.82%
Net expenses	0.83%	0.83%	0.83%	0.82%	0.82%	0.82%
Net investment income	0.06%	0.27%	0.40%	0.20%	0.05%	0.32%
Supplemental data
Portfolio turnover rate	25%	61%	40%	33%	35%	32%
Net assets, end of period (000s omitted)	$36,377	$27,628	$36,069	$36,477	$115,641	$101,436

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Administrator Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$18.67	$21.56	$25.04	$24.42	$21.78	$21.84
Net investment income (loss)	(0.02) [1]	0.00 [1,2]	0.03	(0.01) [1]	(0.06) [1]	0.02
Payment from affiliate	0.00	0.32	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	6.65	(0.54)	(0.21)	3.17	3.53	2.48
Total from investment operations	6.63	(0.22)	(0.18)	3.16	3.47	2.50
Distributions to shareholders from
Net investment income	0.00	(0.03)	0.00	0.00	0.00	0.00
Net realized gains	(1.05)	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)
Total distributions to shareholders	(1.05)	(2.67)	(3.30)	(2.54)	(0.83)	(2.56)
Net asset value, end of period	$24.25	$18.67	$21.56	$25.04	$24.42	$21.78
Total return[3]	36.21%	(1.68)% [4]	1.03%	13.84%	16.26%	12.59%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.17%	1.18%	1.17%	1.17%	1.17%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss)	(0.20)%	0.01%	0.14%	(0.04)%	(0.27)%	0.03%
Supplemental data
Portfolio turnover rate	25%	61%	40%	33%	35%	32%
Net assets, end of period (000s omitted)	$3,133	$2,239	$3,572	$6,141	$6,336	$16,720

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
[4]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 1.69% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Common Stock Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Institutional Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$19.09	$22.32	$25.73	$24.97	$22.20	$22.16
Net investment income (loss)	(0.00) [1,2]	0.05 [1]	0.08 [1]	0.05 [1]	0.00 [1,3]	0.06 [1]
Net realized and unrealized gains (losses) on investments	6.82	(0.56)	(0.19)	3.25	3.60	2.54
Total from investment operations	6.82	(0.51)	(0.11)	3.30	3.60	2.60
Distributions to shareholders from
Net investment income	0.00	(0.08)	0.00	0.00	0.00	0.00
Net realized gains	(1.05)	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)
Total distributions to shareholders	(1.05)	(2.72)	(3.30)	(2.54)	(0.83)	(2.56)
Net asset value, end of period	$24.86	$19.09	$22.32	$25.73	$24.97	$22.20
Total return[4]	36.42%	(3.13)%	1.31%	14.12%	16.55%	12.88%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.94%	0.93%	0.92%	0.92%	0.92%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income (loss)	(0.03)%	0.24%	0.37%	0.21%	0.02%	0.28%
Supplemental data
Portfolio turnover rate	25%	61%	40%	33%	35%	32%
Net assets, end of period (000s omitted)	$98,851	$126,279	$159,426	$172,197	$167,552	$173,175

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005)
[3]	Amount is less than $0.005.
[4]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  19

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Common Stock Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2021, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation

20  |  Wells Fargo Common Stock Fund

Notes to financial statements (unaudited)
Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax

Wells Fargo Common Stock Fund  |  21

Notes to financial statements (unaudited)
positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $699,936,845 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$375,449,715
Gross unrealized losses	12,232,379
Net unrealized gains	$387,682,094
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Consumer discretionary	$ 150,029,629	$0	$0	$ 150,029,629
Consumer staples	23,877,413	0	0	23,877,413
Financials	131,998,350	0	0	131,998,350
Health care	117,812,549	0	0	117,812,549
Industrials	229,159,384	0	0	229,159,384
Information technology	230,604,912	0	0	230,604,912
Materials	62,843,489	0	0	62,843,489
Real estate	96,914,590	0	0	96,914,590
Exchange-traded funds	11,456,999	0	0	11,456,999
Short-term investments
Investment companies	32,921,624	0	0	32,921,624
Total assets	$1,087,618,939	$0	$0	$1,087,618,939
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.

22  |  Wells Fargo Common Stock Fund

Notes to financial statements (unaudited)
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
For the six months ended March 31, 2021, the management fee was equivalent to an annual rate of 0.77% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

Wells Fargo Common Stock Fund  |  23

Notes to financial statements (unaudited)
Expense ratio caps
Class A	1.26%
Class C	2.01
Class R6	0.83
Administrator Class	1.10
Institutional Class	0.85
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2021, Funds Distributor received $597 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
Other transactions
On August 14, 2020, Class C and Administrator Class of the Fund was reimbursed by Funds Management in the amount of $12,380 and $38,399, respectively. The reimbursements were made in connection with resolving certain fee reimbursements.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2021 were $238,904,832 and $368,358,175, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:

24  |  Wells Fargo Common Stock Fund

Notes to financial statements (unaudited)
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Citigroup Global Markets Inc.	$2,550,156	$(2,550,156)	$0
SG Americas Securities LLC	7,884,666	(7,884,666)	0
UBS Securities LLC	3,072,570	(3,072,570)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended March 31, 2021, there were no borrowings by the Fund under the agreement.
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Common Stock Fund  |  25

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

26  |  Wells Fargo Common Stock Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Common Stock Fund  |  27

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28  |  Wells Fargo Common Stock Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Common Stock Fund  |  29

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00294 05-21
SA229/SAR229 03-21

Semi-Annual Report
March 31, 2021
Wells Fargo Discovery Fund

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The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Discovery Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Wells Fargo Discovery Fund for the six-month period that ended March 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks performed extremely well, benefiting from ongoing central bank support and rising optimism over the development and distribution of effective COVID-19 vaccines. Bonds also had positive returns, led by global bonds and high-yield bonds.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 19.07%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.10%, while the MSCI EM Index (Net),3 had even stronger performance, with a 22.43% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -2.73%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 returned -0.47%, and the Bloomberg Barclays Municipal Bond Index,6 returned 1.46% while the ICE BofA U.S. High Yield Index,7 gained 7.44%.
Hope drove the stock markets to new highs.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services purchasing managers’ index contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Discovery Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January's expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude-oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even within markets where the vaccine has lagged, such as the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Discovery Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

4  |  Wells Fargo Discovery Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Michael T. Smith, CFA®‡, Christopher J. Warner, CFA®‡

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFDAX)	7-31-2007	74.96	21.80	14.37	85.61	23.25	15.05	1.21	1.21
Class C (WDSCX)	7-31-2007	83.31	22.33	14.20	84.31	22.33	14.20	1.96	1.96
Class R6 (WFDRX)[3]	6-28-2013	–	–	–	86.44	23.78	15.54	0.78	0.78
Administrator Class (WFDDX)	4-8-2005	–	–	–	85.75	23.35	15.16	1.13	1.13
Institutional Class (WFDSX)	8-31-2006	–	–	–	86.21	23.65	15.46	0.88	0.88
Russell 2500™ Growth Index[4]	–	–	–	–	87.50	19.91	14.21	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.22% for Class A, 1.97% for Class C, 0.79% for Class R6, 1.14% for Administrator Class, and 0.89% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Discovery Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of March 31, 2021[1]
Generac Holdings Incorporated	2.89
MercadoLibre Incorporated	2.84
Etsy Incorporated	2.38
StoneCo Limited Class A	2.24
Chipotle Mexican Grill Incorporated	2.16
Five9 Incorporated	2.13
MKS Instruments Incorporated	2.10
MongoDB Incorporated	2.09
Casella Waste Systems Incorporated Class A	2.09
Twilio Incorporated Class A	2.03
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Discovery Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,182.91	$ 6.42	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$ 5.94	1.18%
Class C
Actual	$1,000.00	$1,178.26	$10.54	1.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.26	$ 9.75	1.94%
Class R6
Actual	$1,000.00	$1,185.43	$ 4.14	0.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.14	$ 3.83	0.76%
Administrator Class
Actual	$1,000.00	$1,183.24	$ 6.04	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$ 5.59	1.11%
Institutional Class
Actual	$1,000.00	$1,184.88	$ 4.68	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$ 4.33	0.86%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo Discovery Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Common stocks: 99.36%
Communication services: 3.06%
Interactive media & services: 3.06%
Bumble Incorporated Class A †	42,844	$ 2,672,609
InterActiveCorp †	227,792	49,273,688
Match Group Incorporated †	339,470	46,636,389
		98,582,686
Consumer discretionary: 13.50%
Diversified consumer services: 1.64%
Chegg Incorporated †	615,097	52,689,209
Hotels, restaurants & leisure: 3.28%
Chipotle Mexican Grill Incorporated †	48,896	69,472,415
Domino's Pizza Incorporated	97,893	36,004,066
		105,476,481
Internet & direct marketing retail: 7.37%
Chewy Incorporated Class A †	422,967	35,829,535
Etsy Incorporated †	379,374	76,508,355
Magnite Incorporated †	806,300	33,550,143
MercadoLibre Incorporated †	62,182	91,540,609
		237,428,642
Leisure products: 1.21%
Callaway Golf Company	1,462,774	39,129,205
Financials: 2.19%
Capital markets: 1.47%
MarketAxess Holdings Incorporated	95,100	47,352,192
Consumer finance: 0.72%
LendingTree Incorporated †	108,160	23,038,080
Health care: 29.61%
Biotechnology: 6.03%
Black Diamond Therapeutics Incorporated †	325,032	7,885,276
CRISPR Therapeutics AG †	97,321	11,858,564
Deciphera Pharmaceuticals Incorporated †	260,427	11,677,547
Mirati Therapeutics Incorporated †	79,657	13,645,244
Natera Incorporated †	460,869	46,796,638
ORIC Pharmaceuticals Incorporated †	578,363	14,169,894
Turning Point Therapeutics Incorporated †	248,510	23,506,561
Twist Bioscience Corporation †	201,922	25,010,059
Zai Lab Limited ADR †	238,851	31,869,889
Zymeworks Incorporated †	241,075	7,613,149
		194,032,821
Health care equipment & supplies: 10.94%
ABIOMED Incorporated †	114,777	36,582,872
Align Technology Incorporated †	118,455	64,146,935
DexCom Incorporated †	128,451	46,164,005
Inari Medical Incorporated †	584,214	62,510,898
Insulet Corporation †	170,536	44,496,253
The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  9

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Health care equipment & supplies (continued)
iRhythm Technologies Incorporated †	265,223	$ 36,828,866
Shockwave Medical Incorporated †	472,589	61,559,443
		352,289,272
Health care providers & services: 8.25%
Amedisys Incorporated †	171,338	45,368,588
Chemed Corporation	76,836	35,330,730
Guardant Health Incorporated †	411,165	62,764,337
HealthEquity Incorporated †	599,586	40,771,848
Oak Street Health Incorporated †	780,499	42,357,681
Option Care Health Incorporated †	2,192,700	38,898,498
		265,491,682
Health care technology: 0.32%
Schrodinger Incorporated †	134,100	10,230,489
Life sciences tools & services: 4.07%
10x Genomics Incorporated Class A †	307,600	55,675,600
Berkeley Lights Incorporated †	555,307	27,893,070
Bio-Rad Laboratories Incorporated Class A †	83,348	47,605,877
		131,174,547
Industrials: 15.83%
Aerospace & defense: 2.85%
Mercury Systems Incorporated †	491,653	34,735,284
Teledyne Technologies Incorporated †	138,191	57,162,707
		91,897,991
Building products: 1.72%
Trex Company Incorporated †	604,794	55,362,843
Commercial services & supplies: 2.98%
Casella Waste Systems Incorporated Class A †	1,055,443	67,094,512
IAA Incorporated †	521,857	28,775,195
		95,869,707
Electrical equipment: 2.89%
Generac Holdings Incorporated †	284,042	93,009,553
Machinery: 0.38%
Desktop Metal Incorporated †«	819,400	12,209,060
Professional services: 1.64%
Clarivate plc †	1,995,253	52,654,727
Road & rail: 1.86%
Saia Incorporated †	260,414	60,046,260
Trading companies & distributors: 1.51%
SiteOne Landscape Supply Incorporated †	285,042	48,668,071
Information technology: 33.71%
Electronic equipment, instruments & components: 1.16%
Novanta Incorporated †	283,279	37,361,667
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Discovery Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
IT services: 15.90%
Black Knight Incorporated †	793,738	$ 58,728,675
EPAM Systems Incorporated †	143,302	56,846,470
Globant SA †	275,444	57,184,929
MongoDB Incorporated †	251,897	67,364,815
Paysafe Limited †«	3,099,000	41,836,500
StoneCo Limited Class A †	1,175,875	71,987,068
Twilio Incorporated Class A †	191,878	65,384,347
WEX Incorporated †	241,352	50,495,665
WNS Holdings Limited ADR †	582,106	42,167,759
		511,996,228
Semiconductors & semiconductor equipment: 5.84%
Enphase Energy Incorporated †	247,900	40,199,464
Lattice Semiconductor Corporation †	722,498	32,526,860
MKS Instruments Incorporated	364,720	67,626,382
Universal Display Corporation	201,233	47,645,937
		187,998,643
Software: 10.81%
Avalara Incorporated †	424,006	56,575,120
Bill.com Holdings Incorporated †	361,528	52,602,324
Crowdstrike Holdings Incorporated Class A †	283,359	51,715,851
Elastic NV †	479,518	53,322,402
Five9 Incorporated †	438,485	68,548,360
Lightspeed POS Incorporated †	687,200	43,163,032
Unity Software Incorporated †«	220,248	22,093,077
		348,020,166
Real estate: 1.46%
Equity REITs: 1.46%
QTS Realty Trust Incorporated Class A	757,896	47,019,868
Total Common stocks (Cost $1,975,208,316)		3,199,030,090

		Yield
Short-term investments: 1.76%
Investment companies: 1.76%
Securities Lending Cash Investments LLC ♠∩∞		0.04%	35,559,727	35,559,727
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	21,231,848	21,231,848
Total Short-term investments (Cost $56,791,575)				56,791,575
Total investments in securities (Cost $2,031,999,891)	101.12%			3,255,821,665
Other assets and liabilities, net	(1.12)			(36,028,583)
Total net assets	100.00%			$3,219,793,082

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  11

Portfolio of investments—March 31, 2021 (unaudited)
Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$11,803,125	$346,947,018	$(323,190,416)	$0	$0	$ 35,559,727		35,559,727	$ 22,556#
Wells Fargo Government Money Market Fund Select Class	10,524,388	367,697,067	(356,989,607)	0	0	21,231,848		21,231,848	3,038
				$0	$0	$56,791,575	1.76%		$25,594

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Discovery Fund

Statement of assets and liabilities—March 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities (including $34,615,622 of securities loaned), at value (cost $1,975,208,316)	$ 3,199,030,090
Investments in affiliated securites, at value (cost $56,791,575)	56,791,575
Receivable for Fund shares sold	3,559,364
Receivable for investments sold	3,121,427
Receivable for dividends	379,714
Receivable for securities lending income, net	25,712
Total assets	3,262,907,882
Liabilities
Payable upon receipt of securities loaned	35,559,727
Payable for Fund shares redeemed	4,546,112
Management fee payable	1,974,747
Administration fees payable	358,703
Distribution fee payable	14,261
Trustees’ fees and expenses payable	3,193
Accrued expenses and other liabilities	658,057
Total liabilities	43,114,800
Total net assets	$3,219,793,082
Net assets consist of
Paid-in capital	$ 1,635,533,297
Total distributable earnings	1,584,259,785
Total net assets	$3,219,793,082
Computation of net asset value and offering price per share
Net assets – Class A	$ 862,392,785
Shares outstanding – Class A1	19,266,944
Net asset value per share – Class A	$44.76
Maximum offering price per share – Class A2	$47.49
Net assets – Class C	$ 21,961,982
Shares outstanding – Class C1	605,777
Net asset value per share – Class C	$36.25
Net assets – Class R6	$ 732,797,573
Shares outstanding – Class R6[1]	14,420,231
Net asset value per share – Class R6	$50.82
Net assets – Administrator Class	$ 508,866,868
Shares outstanding – Administrator Class[1]	10,838,974
Net asset value per share – Administrator Class	$46.95
Net assets – Institutional Class	$ 1,093,773,874
Shares outstanding – Institutional Class[1]	21,741,335
Net asset value per share – Institutional Class	$50.31
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  13

Statement of operations—six months ended March 31, 2021 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $3,509)	$ 1,522,090
Securities lending income from affiliates, net	138,207
Income from affiliated securities	3,038
Total investment income	1,663,335
Expenses
Management fee	11,485,824
Administration fees
Class A	933,540
Class C	27,479
Class R6	107,988
Administrator Class	312,645
Institutional Class	716,532
Shareholder servicing fees
Class A	1,111,357
Class C	32,714
Administrator Class	599,663
Distribution fee
Class C	98,141
Custody and accounting fees	73,999
Professional fees	22,087
Registration fees	37,963
Shareholder report expenses	49,627
Trustees’ fees and expenses	9,610
Other fees and expenses	20,611
Total expenses	15,639,780
Less: Fee waivers and/or expense reimbursements
Class A	(40,729)
Administrator Class	(14)
Net expenses	15,599,037
Net investment loss	(13,935,702)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	388,031,369
Net change in unrealized gains (losses) on investments	117,583,746
Net realized and unrealized gains (losses) on investments	505,615,115
Net increase in net assets resulting from operations	$491,679,413
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Discovery Fund

Statement of changes in net assets

	Six months ended March 31, 2021 (unaudited)		Year ended September 30, 2020
Operations
Net investment loss		$ (13,935,702)		$ (16,267,793)
Net realized gains on investments		388,031,369		196,913,932
Net change in unrealized gains (losses) on investments		117,583,746		560,078,695
Net increase in net assets resulting from operations		491,679,413		740,724,834
Distributions to shareholders from
Net investment income and net realized gains
Class A		(46,293,679)		(80,675,264)
Class C		(1,627,880)		(4,218,619)
Class R6		(34,087,214)		(47,628,599)
Administrator Class		(21,096,480)		(40,537,083)
Institutional Class		(50,727,287)		(104,185,623)
Total distributions to shareholders		(153,832,540)		(277,245,188)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,282,268	59,842,045	1,810,982	59,278,614
Class C	51,988	1,961,255	108,226	2,824,773
Class R6	3,206,322	166,583,797	5,528,146	196,888,388
Administrator Class	2,726,921	130,942,647	1,559,841	48,274,606
Institutional Class	4,106,579	214,731,695	6,616,298	239,218,211
		574,061,439		546,484,592
Reinvestment of distributions
Class A	1,020,425	44,898,707	2,585,318	78,180,006
Class C	45,382	1,621,040	155,290	3,886,912
Class R6	650,728	32,464,798	1,396,303	47,376,552
Administrator Class	456,861	21,079,565	1,269,437	40,126,892
Institutional Class	976,337	48,231,041	2,676,859	90,076,315
		148,295,151		259,646,677
Payment for shares redeemed
Class A	(2,126,895)	(98,584,104)	(4,177,689)	(132,866,024)
Class C	(358,644)	(13,500,325)	(492,255)	(13,351,854)
Class R6	(2,727,624)	(144,444,330)	(4,667,957)	(169,978,976)
Administrator Class	(1,303,507)	(62,337,712)	(3,531,376)	(112,276,268)
Institutional Class	(3,715,338)	(193,185,527)	(18,973,610)	(664,126,116)
		(512,051,998)		(1,092,599,238)
Net increase (decrease) in net assets resulting from capital share transactions		210,304,592		(286,467,969)
Total increase in net assets		548,151,465		177,011,677
Net assets
Beginning of period		2,671,641,617		2,494,629,940
End of period		$3,219,793,082		$ 2,671,641,617
The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class A	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$39.95	$33.24	$38.03	$36.47	$29.94	$30.48
Net investment loss	(0.25)	(0.31)	(0.26)	(0.26)	(0.23)	(0.18) [1]
Net realized and unrealized gains on investments	7.51	11.37	0.53	7.85	7.17	2.23
Total from investment operations	7.26	11.06	0.27	7.59	6.94	2.05
Distributions to shareholders from
Net realized gains	(2.45)	(4.35)	(5.06)	(6.03)	(0.41)	(2.59)
Net asset value, end of period	$44.76	$39.95	$33.24	$38.03	$36.47	$29.94
Total return[2]	18.29%	37.49%	3.81%	23.86%	23.42%	7.33%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.21%	1.21%	1.20%	1.21%	1.20%
Net expenses	1.18%	1.19%	1.20%	1.20%	1.21%	1.20%
Net investment loss	(1.07)%	(0.91)%	(0.77)%	(0.69)%	(0.70)%	(0.64)%
Supplemental data
Portfolio turnover rate	29%	53%	71%	67%	73%	78%
Net assets, end of period (000s omitted)	$862,393	$762,758	$627,336	$676,930	$607,318	$641,786

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Discovery Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class C	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$32.88	$28.27	$33.46	$32.99	$27.32	$28.24
Net investment loss	(0.34) [1]	(0.45) [1]	(0.41) [1]	(0.46)	(0.42) [1]	(0.37) [1]
Net realized and unrealized gains on investments	6.16	9.41	0.28	6.96	6.50	2.04
Total from investment operations	5.82	8.96	(0.13)	6.50	6.08	1.67
Distributions to shareholders from
Net realized gains	(2.45)	(4.35)	(5.06)	(6.03)	(0.41)	(2.59)
Net asset value, end of period	$36.25	$32.88	$28.27	$33.46	$32.99	$27.32
Total return[2]	17.83%	36.54%	3.01%	22.94%	22.51%	6.51%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.96%	1.95%	1.95%	1.96%	1.95%
Net expenses	1.94%	1.96%	1.95%	1.95%	1.96%	1.95%
Net investment loss	(1.84)%	(1.66)%	(1.51)%	(1.45)%	(1.45)%	(1.41)%
Supplemental data
Portfolio turnover rate	29%	53%	71%	67%	73%	78%
Net assets, end of period (000s omitted)	$21,962	$28,509	$30,982	$40,860	$40,070	$49,538

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class R6	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$44.98	$36.76	$41.26	$38.93	$31.80	$32.08
Net investment loss	(0.17) [1]	(0.18) [1]	(0.12) [1]	(0.10) [1]	(0.08)	(0.07)
Net realized and unrealized gains on investments	8.46	12.75	0.68	8.46	7.62	2.38
Total from investment operations	8.29	12.57	0.56	8.36	7.54	2.31
Distributions to shareholders from
Net realized gains	(2.45)	(4.35)	(5.06)	(6.03)	(0.41)	(2.59)
Net asset value, end of period	$50.82	$44.98	$36.76	$41.26	$38.93	$31.80
Total return[2]	18.54%	38.06%	4.26%	24.39%	23.98%	7.77%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.78%	0.77%	0.78%	0.78%	0.77%
Net expenses	0.76%	0.78%	0.77%	0.78%	0.78%	0.77%
Net investment loss	(0.65)%	(0.50)%	(0.33)%	(0.26)%	(0.27)%	(0.22)%
Supplemental data
Portfolio turnover rate	29%	53%	71%	67%	73%	78%
Net assets, end of period (000s omitted)	$732,798	$597,851	$405,610	$530,879	$351,268	$300,118

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Discovery Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Administrator Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$41.79	$34.55	$39.27	$37.44	$30.70	$31.17
Net investment loss	(0.24) [1]	(0.29) [1]	(0.23) [1]	(0.23)	(0.20) [1]	(0.17) [1]
Net realized and unrealized gains on investments	7.85	11.88	0.57	8.09	7.35	2.29
Total from investment operations	7.61	11.59	0.34	7.86	7.15	2.12
Distributions to shareholders from
Net realized gains	(2.45)	(4.35)	(5.06)	(6.03)	(0.41)	(2.59)
Net asset value, end of period	$46.95	$41.79	$34.55	$39.27	$37.44	$30.70
Total return[2]	18.32%	37.61%	3.88%	23.97%	23.52%	7.40%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.13%	1.13%	1.12%	1.13%	1.12%
Net expenses	1.11%	1.13%	1.13%	1.12%	1.13%	1.12%
Net investment loss	(1.00)%	(0.84)%	(0.70)%	(0.62)%	(0.62)%	(0.58)%
Supplemental data
Portfolio turnover rate	29%	53%	71%	67%	73%	78%
Net assets, end of period (000s omitted)	$508,867	$374,366	$333,814	$353,042	$335,898	$400,997

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Institutional Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$44.57	$36.50	$41.05	$38.79	$31.72	$32.04
Net investment loss	(0.19) [1]	(0.21) [1]	(0.15) [1]	(0.18)	(0.13) [1]	(0.10)
Net realized and unrealized gains on investments	8.38	12.63	0.66	8.47	7.61	2.37
Total from investment operations	8.19	12.42	0.51	8.29	7.48	2.27
Distributions to shareholders from
Net realized gains	(2.45)	(4.35)	(5.06)	(6.03)	(0.41)	(2.59)
Net asset value, end of period	$50.31	$44.57	$36.50	$41.05	$38.79	$31.72
Total return[2]	18.49%	37.91%	4.15%	24.25%	23.88%	7.68%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.88%	0.87%	0.87%	0.88%	0.87%
Net expenses	0.86%	0.88%	0.87%	0.87%	0.88%	0.87%
Net investment loss	(0.75)%	(0.58)%	(0.42)%	(0.36)%	(0.37)%	(0.32)%
Supplemental data
Portfolio turnover rate	29%	53%	71%	67%	73%	78%
Net assets, end of period (000s omitted)	$1,093,774	$908,157	$1,096,888	$1,352,027	$1,157,148	$1,316,107

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Discovery Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Discovery Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign

Wells Fargo Discovery Fund  |  21

Notes to financial statements (unaudited)
exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $2,037,195,358 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,280,629,005
Gross unrealized losses	(62,002,698)
Net unrealized gains	$1,218,626,307
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

22  |  Wells Fargo Discovery Fund

Notes to financial statements (unaudited)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 98,582,686	$0	$0	$ 98,582,686
Consumer discretionary	434,723,537	0	0	434,723,537
Financials	70,390,272	0	0	70,390,272
Health care	953,218,811	0	0	953,218,811
Industrials	509,718,212	0	0	509,718,212
Information technology	1,085,376,704	0	0	1,085,376,704
Real estate	47,019,868	0	0	47,019,868
Short-term investments
Investment companies	56,791,575	0	0	56,791,575
Total assets	$3,255,821,665	$0	$0	$3,255,821,665
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Wells Fargo Discovery Fund  |  23

Notes to financial statements (unaudited)
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
For the six months ended March 31, 2021, the management fee was equivalent to an annual rate of 0.71% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.22%
Class C	1.97
Class R6	0.79
Administrator Class	1.14
Institutional Class	0.89

24  |  Wells Fargo Discovery Fund

Notes to financial statements (unaudited)
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2021, Funds Distributor received $11,192 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2021 were $925,217,068 and $895,614,260, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$ 3,015,804	$ (3,015,804)	0
Barclays Capital Incorporated	1,899,986	(1,899,986)	0
BNP Paribas Securities Corporation	120,868	(120,868)	0
Citigroup Global Markets Incorporated	1,362,448	(1,362,448)	0
Deutsche Bank Securities Incorporated	256,476	(256,476)	0
JPMorgan Securities LLC	14,992,000	(14,992,000)	0
Morgan Stanley & Company LLC	12,968,040	(12,968,040)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency

Wells Fargo Discovery Fund  |  25

Notes to financial statements (unaudited)
purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended March 31, 2021, there were no borrowings by the Fund under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology and health care sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

26  |  Wells Fargo Discovery Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Discovery Fund  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Wells Fargo Discovery Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Discovery Fund  |  29

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

30  |  Wells Fargo Discovery Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00295 05-21
SA230/SAR230 03-21

Semi-Annual Report
March 31, 2021
Wells Fargo Enterprise Fund

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The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Enterprise Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Wells Fargo Enterprise Fund for the six-month period that ended March 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks performed extremely well, benefiting from ongoing central bank support and rising optimism over the development and distribution of effective COVID-19 vaccines. Bonds also had positive returns, led by global bonds and high-yield bonds.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 19.07%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.10%, while the MSCI EM Index (Net),3 had even stronger performance, with a 22.43% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -2.73%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 returned -0.47%, and the Bloomberg Barclays Municipal Bond Index,6 returned 1.46% while the ICE BofA U.S. High Yield Index,7 gained 7.44%.
Hope drove the stock markets to new highs.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services purchasing managers’ index contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Enterprise Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January's expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude-oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even within markets where the vaccine has lagged, such as the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Enterprise Fund  |  3

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Michael T. Smith, CFA®‡, Christopher J. Warner, CFA®‡

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SENAX)	2-24-2000	72.00	21.49	13.75	82.50	22.94	14.43	1.24	1.18
Class C (WENCX)	3-31-2008	80.13	22.01	13.58	81.13	22.01	13.58	1.99	1.93
Class R6 (WENRX)[3]	10-31-2014	–	–	–	83.21	23.40	14.85	0.81	0.80
Administrator Class (SEPKX)	8-30-2002	–	–	–	82.63	23.03	14.54	1.16	1.10
Institutional Class (WFEIX)	6-30-2003	–	–	–	83.09	23.34	14.81	0.91	0.85
Russell Midcap® Growth Index[4]	–	–	–	–	68.61	18.39	14.11	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.18% for Class A, 1.93% for Class C, 0.80% for Class R6, 1.10% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

4  |  Wells Fargo Enterprise Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of March 31, 2021[1]
Twilio Incorporated Class A	3.47
Align Technology Incorporated	3.33
Cadence Design Systems Incorporated	3.10
Chipotle Mexican Grill Incorporated	3.01
MercadoLibre Incorporated	2.80
EPAM Systems Incorporated	2.61
Crowdstrike Holdings Incorporated Class A	2.50
Veeva Systems Incorporated Class A	2.41
Pinterest Incorporated Class A	2.36
Generac Holdings Incorporated	2.33
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Enterprise Fund  |  5

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,173.01	$ 6.34	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$ 5.89	1.17%
Class C
Actual	$1,000.00	$1,168.60	$10.43	1.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.31	$ 9.70	1.93%
Class R6
Actual	$1,000.00	$1,175.30	$ 4.23	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$ 3.93	0.78%
Administrator Class
Actual	$1,000.00	$1,173.47	$ 5.96	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$ 5.54	1.10%
Institutional Class
Actual	$1,000.00	$1,174.72	$ 4.61	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$ 4.28	0.85%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Enterprise Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Common stocks: 99.94%
Communication services: 8.53%
Entertainment: 4.05%
Roku Incorporated †	70,800	$ 23,064,516
Spotify Technology †	79,800	21,382,410
		44,446,926
Interactive media & services: 4.48%
Bumble Incorporated Class A †	14,591	910,187
Match Group Incorporated †	163,158	22,414,646
Pinterest Incorporated Class A †	349,700	25,888,291
		49,213,124
Consumer discretionary: 15.60%
Automobiles: 1.38%
Ferrari NV	72,241	15,118,596
Hotels, restaurants & leisure: 4.56%
Chipotle Mexican Grill Incorporated †	23,235	33,012,753
Domino's Pizza Incorporated	46,400	17,065,456
		50,078,209
Internet & direct marketing retail: 4.31%
Chewy Incorporated Class A †	195,348	16,547,929
MercadoLibre Incorporated †	20,904	30,773,615
		47,321,544
Leisure products: 2.15%
Callaway Golf Company	493,800	13,209,150
Peloton Interactive Incorporated Class A †	92,600	10,411,944
		23,621,094
Specialty retail: 1.25%
Carvana Company †	52,000	13,644,800
Textiles, apparel & luxury goods: 1.95%
lululemon athletica Incorporated †	69,700	21,377,687
Financials: 1.91%
Capital markets: 1.91%
MarketAxess Holdings Incorporated	42,000	20,912,640
Health care: 19.36%
Biotechnology: 2.26%
Natera Incorporated †	108,200	10,986,628
Turning Point Therapeutics Incorporated †	67,000	6,337,530
Zai Lab Limited ADR †	56,300	7,512,109
		24,836,267
Health care equipment & supplies: 8.81%
ABIOMED Incorporated †	56,275	17,936,528
Align Technology Incorporated †	67,410	36,504,537
DexCom Incorporated †	45,577	16,379,918
The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  7

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Health care equipment & supplies (continued)
Insulet Corporation †	80,639	$ 21,040,328
iRhythm Technologies Incorporated †	34,800	4,832,328
		96,693,639
Health care providers & services: 2.82%
Chemed Corporation	28,382	13,050,611
Guardant Health Incorporated †	117,000	17,860,050
		30,910,661
Health care technology: 2.41%
Veeva Systems Incorporated Class A †	101,305	26,464,918
Life sciences tools & services: 3.06%
10x Genomics Incorporated Class A †	104,600	18,932,600
Bio-Rad Laboratories Incorporated Class A †	25,686	14,671,073
		33,603,673
Industrials: 13.31%
Aerospace & defense: 1.78%
Teledyne Technologies Incorporated †	47,300	19,565,645
Commercial services & supplies: 2.92%
IAA Incorporated †	205,540	11,333,476
Waste Connections Incorporated	191,812	20,711,860
		32,045,336
Electrical equipment: 2.33%
Generac Holdings Incorporated †	78,100	25,573,845
Professional services: 3.32%
Clarivate plc †	581,333	15,341,378
Equifax Incorporated	116,700	21,137,871
		36,479,249
Road & rail: 1.54%
Saia Incorporated †	73,041	16,841,794
Trading companies & distributors: 1.42%
SiteOne Landscape Supply Incorporated †	91,300	15,588,562
Information technology: 41.23%
Electronic equipment, instruments & components: 2.28%
Zebra Technologies Corporation Class A †	51,468	24,971,244
IT services: 19.75%
Adyen NV ADR †	280,000	12,524,400
Black Knight Incorporated †	231,007	17,092,208
EPAM Systems Incorporated †	72,165	28,627,134
Euronet Worldwide Incorporated †	104,400	14,438,520
Fiserv Incorporated †	122,600	14,594,304
MongoDB Incorporated †	72,802	19,469,439
Paysafe Limited †	1,047,000	14,134,500
Square Incorporated Class A †	91,390	20,750,100
StoneCo Limited Class A †	348,283	21,321,885
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Enterprise Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
IT services (continued)
Twilio Incorporated Class A †	111,710	$ 38,066,300
WEX Incorporated †	75,000	15,691,500
		216,710,290
Semiconductors & semiconductor equipment: 4.69%
Advanced Micro Devices Incorporated †	248,640	19,518,240
Micron Technology Incorporated †	220,847	19,480,914
Universal Display Corporation	52,800	12,501,456
		51,500,610
Software: 14.51%
Atlassian Corporation plc Class A †	95,134	20,050,442
Autodesk Incorporated †	45,612	12,641,366
Avalara Incorporated †	120,100	16,024,943
Cadence Design Systems Incorporated †	248,316	34,016,809
Crowdstrike Holdings Incorporated Class A †	150,583	27,482,903
Datadog Incorporated Class A †	239,900	19,993,266
Five9 Incorporated †	108,100	16,899,273
Unity Software Incorporated †«	121,371	12,174,725
		159,283,727
Total Common stocks (Cost $661,299,208)		1,096,804,080

		Yield
Short-term investments: 0.78%
Investment companies: 0.78%
Securities Lending Cash Investments LLC ♠∩∞		0.04%	5,749,200	5,749,200
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	2,857,533	2,857,533
Total Short-term investments (Cost $8,606,733)				8,606,733
Total investments in securities (Cost $669,905,941)	100.72%			1,105,410,813
Other assets and liabilities, net	(0.72)			(7,941,533)
Total net assets	100.00%			$1,097,469,280

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  9

Portfolio of investments—March 31, 2021 (unaudited)
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$2,915,185	$133,028,745	$(130,194,730)	$0	$0	$ 5,749,200		5,749,200	$ 7,715#
Wells Fargo Government Money Market Fund Select Class	5,703,013	68,640,838	(71,486,318)	0	0	2,857,533		2,857,533	484
				$0	$0	$8,606,733	0.78%		$8,199

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Enterprise Fund

Statement of assets and liabilities—March 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities (including $5,011,593 of securities loaned), at value (cost $661,299,208)	$ 1,096,804,080
Investments in affiliated securites, at value (cost $8,606,733)	8,606,733
Receivable for Fund shares sold	271,328
Receivable for dividends	14,257
Receivable for securities lending income, net	4,299
Prepaid expenses and other assets	54,849
Total assets	1,105,755,546
Liabilities
Payable upon receipt of securities loaned	5,749,200
Payable for Fund shares redeemed	1,368,321
Management fee payable	659,124
Administration fees payable	178,330
Trustees’ fees and expenses payable	1,476
Distribution fee payable	1,387
Accrued expenses and other liabilities	328,428
Total liabilities	8,286,266
Total net assets	$1,097,469,280
Net assets consist of
Paid-in capital	$ 561,043,124
Total distributable earnings	536,426,156
Total net assets	$1,097,469,280
Computation of net asset value and offering price per share
Net assets – Class A	$ 921,548,794
Shares outstanding – Class A1	13,426,242
Net asset value per share – Class A	$68.64
Maximum offering price per share – Class A2	$72.83
Net assets – Class C	$ 2,181,600
Shares outstanding – Class C1	38,564
Net asset value per share – Class C	$56.57
Net assets – Class R6	$ 82,964,272
Shares outstanding – Class R6[1]	1,049,686
Net asset value per share – Class R6	$79.04
Net assets – Administrator Class	$ 9,292,051
Shares outstanding – Administrator Class[1]	125,997
Net asset value per share – Administrator Class	$73.75
Net assets – Institutional Class	$ 81,482,563
Shares outstanding – Institutional Class[1]	1,035,693
Net asset value per share – Institutional Class	$78.67
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  11

Statement of operations—six months ended March 31, 2021 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $12,182)	$ 691,046
Income from affiliated securities	33,434
Total investment income	724,480
Expenses
Management fee	4,078,584
Administration fees
Class A	986,680
Class C	2,395
Class R6	12,473
Administrator Class	4,008
Institutional Class	52,418
Shareholder servicing fees
Class A	1,174,619
Class C	2,849
Administrator Class	7,595
Distribution fee
Class C	8,537
Custody and accounting fees	22,206
Professional fees	22,242
Registration fees	26,565
Shareholder report expenses	22,445
Trustees’ fees and expenses	9,610
Other fees and expenses	12,825
Total expenses	6,446,051
Less: Fee waivers and/or expense reimbursements
Fund-level	(62,268)
Class A	(159,559)
Class C	(192)
Administrator Class	(493)
Institutional Class	(7,043)
Net expenses	6,216,496
Net investment loss	(5,492,016)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	113,227,428
Net change in unrealized gains (losses) on investments	57,634,816
Net realized and unrealized gains (losses) on investments	170,862,244
Net increase in net assets resulting from operations	$165,370,228
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Enterprise Fund

Statement of changes in net assets

	Six months ended March 31, 2021 (unaudited)		Year ended September 30, 2020
Operations
Net investment loss		$ (5,492,016)		$ (5,965,756)
Net realized gains on investments		113,227,428		105,472,696
Net change in unrealized gains (losses) on investments		57,634,816		164,486,707
Net increase in net assets resulting from operations		165,370,228		263,993,647
Distributions to shareholders from
Net investment income and net realized gains
Class A		(82,781,779)		(41,991,432)
Class C		(233,168)		(169,192)
Class R6		(6,340,447)		(3,065,210)
Administrator Class		(384,491)		(233,637)
Institutional Class		(6,296,069)		(3,042,253)
Total distributions to shareholders		(96,035,954)		(48,501,724)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	195,777	14,109,637	209,379	10,822,879
Class C	6,637	395,136	12,820	570,917
Class R6	72,484	5,895,044	117,768	7,229,301
Administrator Class	74,971	5,895,414	13,354	720,970
Institutional Class	170,474	14,020,861	454,409	25,643,025
		40,316,092		44,987,092
Reinvestment of distributions
Class A	1,158,617	78,565,767	824,197	40,006,548
Class C	4,081	228,661	4,042	166,374
Class R6	78,532	6,125,450	54,701	3,007,434
Administrator Class	5,171	376,713	4,403	228,012
Institutional Class	76,277	5,922,914	52,410	2,871,023
		91,219,505		46,279,391
Payment for shares redeemed
Class A	(600,951)	(42,692,474)	(1,348,785)	(68,998,770)
Class C	(13,245)	(790,433)	(34,314)	(1,501,923)
Class R6	(83,483)	(6,751,401)	(130,426)	(7,451,430)
Administrator Class	(15,493)	(1,198,365)	(25,846)	(1,339,682)
Institutional Class	(143,316)	(11,497,076)	(508,996)	(28,322,291)
		(62,929,749)		(107,614,096)
Net increase (decrease) in net assets resulting from capital share transactions		68,605,848		(16,347,613)
Total increase in net assets		137,940,122		199,144,310
Net assets
Beginning of period		959,529,158		760,384,848
End of period		$1,097,469,280		$ 959,529,158
The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  13

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class A	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$64.21	$49.98	$52.96	$48.80	$41.94	$41.90
Net investment loss	(0.37) [1]	(0.41) [1]	(0.29)	(0.31)	(0.25)	(0.21) [1]
Net realized and unrealized gains on investments	11.40	17.93	3.05	9.66	8.94	3.61
Total from investment operations	11.03	17.52	2.76	9.35	8.69	3.40
Distributions to shareholders from
Net realized gains	(6.60)	(3.29)	(5.74)	(5.19)	(1.83)	(3.36)
Net asset value, end of period	$68.64	$64.21	$49.98	$52.96	$48.80	$41.94
Total return[2]	17.30%	37.19%	8.00%	20.83%	21.55%	8.63%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.24%	1.25%	1.25%	1.26%	1.26%
Net expenses	1.17%	1.16%	1.18%	1.18%	1.18%	1.18%
Net investment loss	(1.04)%	(0.79)%	(0.59)%	(0.61)%	(0.55)%	(0.52)%
Supplemental data
Portfolio turnover rate	24%	62%	50%	62%	75%	99%
Net assets, end of period (000s omitted)	$921,549	$813,725	$649,106	$655,338	$591,002	$542,077

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Enterprise Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class C	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$54.11	$42.93	$46.74	$43.95	$38.23	$38.75
Net investment loss	(0.53) [1]	(0.68) [1]	(0.52) [1]	(0.60) [1]	(0.85)	(0.47) [1]
Net realized and unrealized gains on investments	9.59	15.15	2.45	8.58	8.40	3.31
Total from investment operations	9.06	14.47	1.93	7.98	7.55	2.84
Distributions to shareholders from
Net realized gains	(6.60)	(3.29)	(5.74)	(5.19)	(1.83)	(3.36)
Net asset value, end of period	$56.57	$54.11	$42.93	$46.74	$43.95	$38.23
Total return[2]	16.86%	36.13%	7.20%	19.93%	20.66%	7.80%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.98%	2.00%	2.00%	2.01%	2.01%
Net expenses	1.93%	1.93%	1.93%	1.93%	1.93%	1.93%
Net investment loss	(1.80)%	(1.55)%	(1.29)%	(1.37)%	(1.13)%	(1.28)%
Supplemental data
Portfolio turnover rate	24%	62%	50%	62%	75%	99%
Net assets, end of period (000s omitted)	$2,182	$2,224	$2,513	$7,629	$8,898	$9,181

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class R6	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$72.94	$56.15	$58.47	$53.17	$45.37	$44.89
Net investment loss	(0.27) [1]	(0.25) [1]	(0.11) [1]	(0.13) [1]	(0.08)	(0.06) [1]
Net realized and unrealized gains on investments	12.97	20.33	3.53	10.62	9.71	3.90
Total from investment operations	12.70	20.08	3.42	10.49	9.63	3.84
Distributions to shareholders from
Net realized gains	(6.60)	(3.29)	(5.74)	(5.19)	(1.83)	(3.36)
Net asset value, end of period	$79.04	$72.94	$56.15	$58.47	$53.17	$45.37
Total return[2]	17.53%	37.69%	8.41%	21.30%	22.01%	9.06%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.81%	0.82%	0.82%	0.82%	0.83%
Net expenses	0.78%	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment loss	(0.65)%	(0.43)%	(0.21)%	(0.23)%	(0.17)%	(0.14)%
Supplemental data
Portfolio turnover rate	24%	62%	50%	62%	75%	99%
Net assets, end of period (000s omitted)	$82,964	$71,641	$52,783	$48,363	$35,923	$29,861

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Enterprise Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Administrator Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$68.54	$53.10	$55.82	$51.12	$43.81	$43.58
Net investment loss	(0.37) [1]	(0.40) [1]	(0.25) [1]	(0.28) [1]	(0.20) [1]	(0.18) [1]
Net realized and unrealized gains on investments	12.18	19.13	3.27	10.17	9.34	3.77
Total from investment operations	11.81	18.73	3.02	9.89	9.14	3.59
Distributions to shareholders from
Net realized gains	(6.60)	(3.29)	(5.74)	(5.19)	(1.83)	(3.36)
Net asset value, end of period	$73.75	$68.54	$53.10	$55.82	$51.12	$43.81
Total return[2]	17.35%	37.29%	8.06%	20.95%	21.66%	8.74%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.15%	1.16%	1.16%	1.18%	1.15%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%	1.07%
Net investment loss	(0.97)%	(0.72)%	(0.51)%	(0.53)%	(0.44)%	(0.41)%
Supplemental data
Portfolio turnover rate	24%	62%	50%	62%	75%	99%
Net assets, end of period (000s omitted)	$9,292	$4,205	$3,687	$3,687	$3,705	$4,693

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Institutional Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$72.66	$55.97	$58.33	$53.08	$45.32	$44.87
Net investment loss	(0.29) [1]	(0.28) [1]	(0.14) [1]	(0.15) [1]	(0.09) [1]	(0.09) [1]
Net realized and unrealized gains on investments	12.90	20.26	3.52	10.59	9.68	3.90
Total from investment operations	12.61	19.98	3.38	10.44	9.59	3.81
Distributions to shareholders from
Net realized gains	(6.60)	(3.29)	(5.74)	(5.19)	(1.83)	(3.36)
Net asset value, end of period	$78.67	$72.66	$55.97	$58.33	$53.08	$45.32
Total return[2]	17.47%	37.63%	8.36%	21.24%	21.97%	8.97%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.91%	0.92%	0.92%	0.93%	0.93%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.72)%	(0.48)%	(0.26)%	(0.29)%	(0.19)%	(0.21)%
Supplemental data
Portfolio turnover rate	24%	62%	50%	62%	75%	99%
Net assets, end of period (000s omitted)	$81,483	$67,735	$52,296	$48,446	$54,877	$61,563

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Enterprise Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Enterprise Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Wells Fargo Enterprise Fund  |  19

Notes to financial statements (unaudited)
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $670,023,235 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$449,530,838
Gross unrealized losses	(14,143,260)
Net unrealized gains	$435,387,578
As of September 30, 2020, the Fund had a qualified late-year ordinary loss of $4,881,867 which was recognized on the first day of the current fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

20  |  Wells Fargo Enterprise Fund

Notes to financial statements (unaudited)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 93,660,050	$0	$0	$ 93,660,050
Consumer discretionary	171,161,930	0	0	171,161,930
Financials	20,912,640	0	0	20,912,640
Health care	212,509,158	0	0	212,509,158
Industrials	146,094,431	0	0	146,094,431
Information technology	452,465,871	0	0	452,465,871
Short-term investments
Investment companies	8,606,733	0	0	8,606,733
Total assets	$1,105,410,813	$0	$0	$1,105,410,813
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Wells Fargo Enterprise Fund  |  21

Notes to financial statements (unaudited)
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the six months ended March 31, 2021, the management fee was equivalent to an annual rate of 0.73% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

22  |  Wells Fargo Enterprise Fund

Notes to financial statements (unaudited)
Expense ratio caps
Class A	1.18%
Class C	1.93
Class R6	0.80
Administrator Class	1.10
Institutional Class	0.85
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2021, Funds Distributor received $2,457 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2021 were $257,626,443 and $288,228,243, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Incorporated	$2,260,293	$(2,260,293)	$0
Morgan Stanley & Company LLC	2,751,300	(2,751,300)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

Wells Fargo Enterprise Fund  |  23

Notes to financial statements (unaudited)
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended March 31, 2021, there were no borrowings by the Fund under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

24  |  Wells Fargo Enterprise Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Enterprise Fund  |  25

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

26  |  Wells Fargo Enterprise Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Enterprise Fund  |  27

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

28  |  Wells Fargo Enterprise Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00296 05-21
SA231/SAR231 03-21

Semi-Annual Report
March 31, 2021
Wells Fargo Opportunity Fund

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The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Opportunity Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Wells Fargo Opportunity Fund for the six-month period that ended March 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks performed extremely well, benefiting from ongoing central bank support and rising optimism over the development and distribution of effective COVID-19 vaccines. Bonds also had positive returns, led by global bonds and high-yield bonds.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 19.07%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.10%, while the MSCI EM Index (Net),3 had even stronger performance, with a 22.43% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -2.73%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 returned -0.47%, and the Bloomberg Barclays Municipal Bond Index,6 returned 1.46% while the ICE BofA U.S. High Yield Index,7 gained 7.44%.
Hope drove the stock markets to new highs.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services purchasing managers’ index contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Opportunity Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January's expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude-oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even within markets where the vaccine has lagged, such as the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Opportunity Fund  |  3

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Kurt Gunderson, Christopher G. Miller, CFA®‡

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SOPVX)	2-24-2000	51.78	13.79	10.36	61.03	15.14	11.02	1.21	1.18
Class C (WFOPX)	3-31-2008	60.83	14.56	10.32	61.83	14.56	10.32	1.96	1.93
Class R6 (WOFRX)[3]	5-29-2020	–	–	–	61.74	15.66	11.52	0.78	0.72
Administrator Class (WOFDX)	8-30-2002	–	–	–	61.34	15.38	11.25	1.13	1.00
Institutional Class (WOFNX)	7-30-2010	–	–	–	61.70	15.66	11.52	0.88	0.75
Russell 3000® Index[4]	–	–	–	–	62.53	16.64	13.79	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.18% for Class A, 1.93% for Class C, 0.72% for Class R6, 1.00% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

4  |  Wells Fargo Opportunity Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of March 31, 2021[1]
Alphabet Incorporated Class C	5.01
Apple Incorporated	3.77
Amazon.com Incorporated	3.57
Facebook Incorporated Class A	3.08
Texas Instruments Incorporated	2.97
Salesforce.com Incorporated	2.88
MasterCard Incorporated Class A	2.75
Burlington Stores Incorporated	2.27
Carlisle Companies Incorporated	2.17
Teledyne Technologies Incorporated	2.04
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Opportunity Fund  |  5

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,209.86	$ 6.39	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$ 5.84	1.16%
Class C
Actual	$1,000.00	$1,205.54	$10.56	1.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.36	$ 9.65	1.92%
Class R6
Actual	$1,000.00	$1,212.67	$ 3.97	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.34	$ 3.63	0.72%
Administrator Class
Actual	$1,000.00	$1,211.01	$ 5.40	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	$ 4.94	0.98%
Institutional Class
Actual	$1,000.00	$1,212.39	$ 4.14	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$ 3.78	0.75%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Opportunity Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Common stocks: 99.08%
Communication services: 9.88%
Interactive media & services: 8.09%
Alphabet Incorporated Class C †	47,601	$ 98,468,857
Facebook Incorporated Class A †	205,606	60,557,135
		159,025,992
Wireless telecommunication services: 1.79%
T-Mobile US Incorporated †	279,739	35,048,499
Consumer discretionary: 10.96%
Automobiles: 1.91%
General Motors Company †	654,205	37,590,619
Internet & direct marketing retail: 3.57%
Amazon.com Incorporated †	22,687	70,195,393
Multiline retail: 1.69%
Dollar General Corporation	163,460	33,120,265
Specialty retail: 3.79%
Burlington Stores Incorporated †	149,165	44,570,502
Ulta Beauty Incorporated †	96,897	29,957,645
		74,528,147
Consumer staples: 2.80%
Food & staples retailing: 1.60%
Sysco Corporation	400,229	31,514,031
Household products: 1.20%
Church & Dwight Company Incorporated	269,679	23,556,461
Financials: 7.35%
Capital markets: 4.83%
CME Group Incorporated	78,020	15,934,025
Intercontinental Exchange Incorporated	239,129	26,705,927
S&P Global Incorporated	89,832	31,699,018
The Charles Schwab Corporation	314,904	20,525,443
		94,864,413
Insurance: 2.52%
Chubb Limited	129,098	20,393,611
Marsh & McLennan Companies Incorporated	239,732	29,199,358
		49,592,969
Health care: 14.32%
Biotechnology: 1.10%
Alexion Pharmaceuticals Incorporated †	140,946	21,552,053
Health care equipment & supplies: 6.28%
Align Technology Incorporated †	54,243	29,374,212
Boston Scientific Corporation †	776,148	29,998,120
The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  7

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Health care equipment & supplies (continued)
LivaNova plc †	464,781	$ 34,268,303
Medtronic plc	252,429	29,819,438
		123,460,073
Health care providers & services: 1.97%
UnitedHealth Group Incorporated	103,922	38,666,259
Life sciences tools & services: 4.46%
Agilent Technologies Incorporated	203,614	25,887,482
Bio-Rad Laboratories Incorporated Class A †	49,874	28,486,533
Thermo Fisher Scientific Incorporated	73,028	33,328,519
		87,702,534
Pharmaceuticals: 0.51%
Viatris Incorporated †	719,739	10,054,754
Industrials: 17.58%
Aerospace & defense: 3.22%
MTU Aero Engines AG	98,089	23,086,315
Teledyne Technologies Incorporated †	97,083	40,158,383
		63,244,698
Commercial services & supplies: 1.67%
Republic Services Incorporated	329,510	32,736,819
Industrial conglomerates: 2.17%
Carlisle Companies Incorporated	259,377	42,688,267
Machinery: 6.57%
Fortive Corporation	550,164	38,863,585
Ingersoll Rand Incorporated †	397,735	19,572,539
ITT Incorporated	288,297	26,209,080
Otis Worldwide Corporation	367,579	25,160,783
SPX Corporation †	331,447	19,313,417
		129,119,404
Professional services: 1.38%
Dun & Bradstreet Holdings †	1,140,951	27,166,043
Trading companies & distributors: 2.57%
Air Lease Corporation	488,793	23,950,857
United Rentals Incorporated †	80,856	26,626,689
		50,577,546
Information technology: 26.58%
Electronic equipment, instruments & components: 1.73%
Amphenol Corporation Class A	515,070	33,979,168
IT services: 6.01%
Fidelity National Information Services Incorporated	229,409	32,257,199
Genpact Limited	743,992	31,857,737
MasterCard Incorporated Class A	151,726	54,022,042
		118,136,978
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Opportunity Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Semiconductors & semiconductor equipment: 5.01%
Marvell Technology Group Limited	818,060	$ 40,068,579
Texas Instruments Incorporated	308,667	58,334,976
		98,403,555
Software: 10.06%
Fair Isaac Corporation †	62,295	30,278,485
Palo Alto Networks Incorporated †	91,306	29,406,010
Proofpoint Incorporated †	202,000	25,409,580
Salesforce.com Incorporated †	267,283	56,629,249
ServiceNow Incorporated †	36,872	18,440,056
Workday Incorporated Class A †	150,758	37,452,810
		197,616,190
Technology hardware, storage & peripherals: 3.77%
Apple Incorporated	606,549	74,089,960
Materials: 2.68%
Chemicals: 1.84%
The Sherwin-Williams Company	24,798	18,301,172
Westlake Chemical Corporation	200,386	17,792,273
		36,093,445
Metals & mining: 0.84%
Steel Dynamics Incorporated	325,361	16,515,324
Real estate: 6.93%
Equity REITs: 6.93%
American Tower Corporation	144,777	34,610,390
Equinix Incorporated	46,166	31,373,952
Sun Communities Incorporated	228,572	34,294,943
VICI Properties Incorporated	1,273,482	35,963,132
		136,242,417
Total Common stocks (Cost $1,078,430,372)		1,947,082,276

		Yield
Short-term investments: 1.03%
Investment companies: 1.03%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	20,331,913	20,331,913
Total Short-term investments (Cost $20,331,913)				20,331,913
Total investments in securities (Cost $1,098,762,285)	100.11%			1,967,414,189
Other assets and liabilities, net	(0.11)			(2,206,951)
Total net assets	100.00%			$1,965,207,238

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  9

Portfolio of investments—March 31, 2021 (unaudited)
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Government Money Market Fund Select Class	$22,715,468	$159,925,451	$(162,309,006)	$0	$0	$20,331,913	1.03%	20,331,913	$3,639
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Opportunity Fund

Statement of assets and liabilities—March 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $1,078,430,372)	$ 1,947,082,276
Investments in affiliated securites, at value (cost $20,331,913)	20,331,913
Foreign currency, at value (cost $63)	63
Receivable for dividends	2,451,664
Receivable for Fund shares sold	251,534
Prepaid expenses and other assets	58,844
Total assets	1,970,176,294
Liabilities
Payable for investments purchased	2,025,033
Management fee payable	1,127,320
Payable for Fund shares redeemed	789,395
Shareholder servicing fees payable	404,717
Administration fees payable	325,729
Trustees’ fees and expenses payable	2,432
Distribution fee payable	1,175
Accrued expenses and other liabilities	293,255
Total liabilities	4,969,056
Total net assets	$1,965,207,238
Net assets consist of
Paid-in capital	$ 1,018,580,907
Total distributable earnings	946,626,331
Total net assets	$1,965,207,238
Computation of net asset value and offering price per share
Net assets – Class A	$ 1,675,481,950
Shares outstanding – Class A1	32,293,344
Net asset value per share – Class A	$51.88
Maximum offering price per share – Class A2	$55.05
Net assets – Class C	$ 1,976,756
Shares outstanding – Class C1	41,574
Net asset value per share – Class C	$47.55
Net assets – Class R6	$ 31,675
Shares outstanding – Class R6[1]	534
Net asset value per share – Class R6	$59.32
Net assets – Administrator Class	$ 260,306,720
Shares outstanding – Administrator Class[1]	4,491,279
Net asset value per share – Administrator Class	$57.96
Net assets – Institutional Class	$ 27,410,137
Shares outstanding – Institutional Class[1]	462,135
Net asset value per share – Institutional Class	$59.31
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  11

Statement of operations—six months ended March 31, 2021 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $172,114)	$ 8,278,840
Income from affiliated securities	3,639
Total investment income	8,282,479
Expenses
Management fee	6,733,367
Administration fees
Class A	1,673,515
Class C	2,109
Class R6	5
Administrator Class	161,031
Institutional Class	17,415
Shareholder servicing fees
Class A	1,992,279
Class C	2,511
Administrator Class	309,209
Distribution fee
Class C	7,399
Custody and accounting fees	36,696
Professional fees	26,562
Registration fees	27,842
Shareholder report expenses	46,007
Trustees’ fees and expenses	9,610
Other fees and expenses	38,231
Total expenses	11,083,788
Less: Fee waivers and/or expense reimbursements
Fund-level	(201,584)
Class A	(128,095)
Class C	(13)
Class R6	(1)
Administrator Class	(134,387)
Institutional Class	(11,718)
Net expenses	10,607,990
Net investment loss	(2,325,511)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	90,884,220
Net change in unrealized gains (losses) on investments	263,244,177
Net realized and unrealized gains (losses) on investments	354,128,397
Net increase in net assets resulting from operations	$351,802,886
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Opportunity Fund

Statement of changes in net assets

	Six months ended March 31, 2021 (unaudited)		Year ended September 30, 2020
Operations
Net investment income (loss)		$ (2,325,511)		$ 1,110,749
Payment from affiliate		0		34,135
Net realized gains on investments		90,884,220		104,293,081
Net change in unrealized gains (losses) on investments		263,244,177		74,954,479
Net increase in net assets resulting from operations		351,802,886		180,392,444
Distributions to shareholders from
Net investment income and net realized gains
Class A		(96,777,520)		(85,913,524)
Class C		(127,070)		(177,607)
Class R6		(1,744)		0 [1]
Administrator Class		(13,847,101)		(12,052,779)
Institutional Class		(1,540,976)		(1,499,585)
Total distributions to shareholders		(112,294,411)		(99,643,495)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	164,570	8,124,374	366,718	15,359,130
Class C	1,527	69,059	7,277	279,818
Class R6	0	0	534 [1]	25,000 [1]
Administrator Class	30,011	1,665,604	33,759	1,562,280
Institutional Class	55,670	3,114,808	161,022	7,664,409
		12,973,845		24,890,637
Reinvestment of distributions
Class A	1,960,933	94,208,894	1,957,543	83,556,394
Class C	2,836	125,099	4,247	166,102
Administrator Class	245,777	13,201,487	242,678	11,500,332
Institutional Class	25,254	1,390,102	27,588	1,337,917
		108,925,582		96,560,745
Payment for shares redeemed
Class A	(1,690,365)	(83,558,545)	(4,164,215)	(173,332,142)
Class C	(16,549)	(743,326)	(51,203)	(1,993,712)
Administrator Class	(236,411)	(13,073,837)	(588,564)	(27,709,639)
Institutional Class	(95,537)	(5,409,665)	(252,821)	(12,074,682)
		(102,785,373)		(215,110,175)
Net increase (decrease) in net assets resulting from capital share transactions		19,114,054		(93,658,793)
Total increase (decrease) in net assets		258,622,529		(12,909,844)
Net assets
Beginning of period		1,706,584,709		1,719,494,553
End of period		$1,965,207,238		$1,706,584,709
[1]	For the period from May 29, 2020 (commencement of class operations) to September 30, 2020
The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  13

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class A	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$45.64	$43.37	$46.31	$45.83	$41.86	$43.35
Net investment income (loss)	(0.07)	0.01	0.10	(0.01) [1]	0.04	0.13 [1]
Payment from affiliate	0.00	0.00 [2]	0.00	0.00	0.00	0.00
Net realized and unrealized gains on investments	9.40	4.85	1.54	6.41	6.60	4.72
Total from investment operations	9.33	4.86	1.64	6.40	6.64	4.85
Distributions to shareholders from
Net investment income	(0.02)	(0.10)	0.00	(0.17)	(0.13)	(0.57)
Net realized gains	(3.07)	(2.49)	(4.58)	(5.75)	(2.54)	(5.77)
Total distributions to shareholders	(3.09)	(2.59)	(4.58)	(5.92)	(2.67)	(6.34)
Net asset value, end of period	$51.88	$45.64	$43.37	$46.31	$45.83	$41.86
Total return[3]	20.99%	11.62% [4]	5.18%	15.16%	16.49%	12.46%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.21%	1.21%	1.20%	1.21%	1.21%
Net expenses	1.16%	1.16%	1.19%	1.20%	1.21%	1.21%
Net investment income (loss)	(0.28)%	0.04%	0.23%	(0.01)%	0.11%	0.33%
Supplemental data
Portfolio turnover rate	16%	43%	28%	30%	43%	34%
Net assets, end of period (000s omitted)	$1,675,482	$1,453,975	$1,461,345	$1,528,852	$1,479,457	$1,418,614

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[4]	During the year ended September 30, 2020, the Fund received a payment from an affiliate that had an impact of less than 0.005% on the total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Opportunity Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class C	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$42.19	$40.02	$43.43	$43.46	$39.99	$41.60
Net investment loss	(0.24) [1]	(0.28) [1]	(0.26) [1]	(0.43)	(0.26) [1]	(0.16) [1]
Payment from affiliate	0.00	0.54	0.00	0.00	0.00	0.00
Net realized and unrealized gains on investments	8.67	4.40	1.43	6.15	6.27	4.51
Total from investment operations	8.43	4.66	1.17	5.72	6.01	4.35
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.19)
Net realized gains	(3.07)	(2.49)	(4.58)	(5.75)	(2.54)	(5.77)
Total distributions to shareholders	(3.07)	(2.49)	(4.58)	(5.75)	(2.54)	(5.96)
Net asset value, end of period	$47.55	$42.19	$40.02	$43.43	$43.46	$39.99
Total return[2]	20.55%	12.13% [3]	4.37%	14.31%	15.62%	11.62%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.94%	1.96%	1.95%	1.96%	1.96%
Net expenses	1.92%	1.92%	1.95%	1.95%	1.96%	1.96%
Net investment loss	(1.06)%	(0.71)%	(0.69)%	(0.76)%	(0.64)%	(0.40)%
Supplemental data
Portfolio turnover rate	16%	43%	28%	30%	43%	34%
Net assets, end of period (000s omitted)	$1,977	$2,268	$3,739	$31,381	$33,057	$34,721

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[3]	During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 1.44% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class R6	Six months ended March 31, 2021 (unaudited)	2020 [1]
Net asset value, beginning of period	$51.83	$46.84
Net investment income	0.05	0.04
Net realized and unrealized gains on investments	10.71	4.95
Total from investment operations	10.76	4.99
Distributions to shareholders from
Net investment income	(0.20)	0.00
Net realized gains	(3.07)	0.00
Total distributions to shareholders	(3.27)	0.00
Net asset value, end of period	$59.32	$51.83
Total return[2]	21.27%	10.65%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.76%
Net expenses	0.72%	0.72%
Net investment income	0.16%	0.25%
Supplemental data
Portfolio turnover rate	16%	43%
Net assets, end of period (000s omitted)	$32	$28

[1]	For the period from May 29, 2020 (commencement of class operations) to September 30, 2020
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Opportunity Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Administrator Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$50.68	$47.85	$50.50	$49.45	$44.93	$46.11
Net investment income (loss)	(0.04)	0.18	0.21	0.07	0.15 [1]	0.24 [1]
Net realized and unrealized gains on investments	10.48	5.30	1.73	6.97	7.09	5.04
Total from investment operations	10.44	5.48	1.94	7.04	7.24	5.28
Distributions to shareholders from
Net investment income	(0.09)	(0.16)	(0.01)	(0.24)	(0.18)	(0.69)
Net realized gains	(3.07)	(2.49)	(4.58)	(5.75)	(2.54)	(5.77)
Total distributions to shareholders	(3.16)	(2.65)	(4.59)	(5.99)	(2.72)	(6.46)
Net asset value, end of period	$57.96	$50.68	$47.85	$50.50	$49.45	$44.93
Total return[2]	21.10%	11.85%	5.37%	15.38%	16.74%	12.68%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.13%	1.13%	1.12%	1.13%	1.13%
Net expenses	0.98%	0.97%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.09)%	0.22%	0.42%	0.19%	0.31%	0.56%
Supplemental data
Portfolio turnover rate	16%	43%	28%	30%	43%	34%
Net assets, end of period (000s omitted)	$260,307	$225,604	$227,963	$244,110	$237,315	$226,140

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Institutional Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$51.83	$48.89	$51.50	$50.30	$45.63	$46.76
Net investment income	0.04 [1]	0.34	0.35	0.22	0.22 [1]	0.35 [1]
Net realized and unrealized gains on investments	10.70	5.37	1.74	7.08	7.25	5.12
Total from investment operations	10.74	5.71	2.09	7.30	7.47	5.47
Distributions to shareholders from
Net investment income	(0.19)	(0.28)	(0.12)	(0.35)	(0.26)	(0.83)
Net realized gains	(3.07)	(2.49)	(4.58)	(5.75)	(2.54)	(5.77)
Total distributions to shareholders	(3.26)	(2.77)	(4.70)	(6.10)	(2.80)	(6.60)
Net asset value, end of period	$59.31	$51.83	$48.89	$51.50	$50.30	$45.63
Total return[2]	21.24%	12.09%	5.63%	15.69%	17.02%	12.97%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.88%	0.88%	0.87%	0.88%	0.88%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.13%	0.44%	0.66%	0.44%	0.47%	0.79%
Supplemental data
Portfolio turnover rate	16%	43%	28%	30%	43%	34%
Net assets, end of period (000s omitted)	$27,410	$24,710	$26,447	$29,562	$29,709	$17,222

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Opportunity Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Opportunity Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2021, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation

Wells Fargo Opportunity Fund  |  19

Notes to financial statements (unaudited)
Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax

20  |  Wells Fargo Opportunity Fund

Notes to financial statements (unaudited)
positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $1,100,906,842 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$873,747,992
Gross unrealized losses	(7,240,645)
Net unrealized gains	$866,507,347
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 194,074,491	$0	$0	$ 194,074,491
Consumer discretionary	215,434,424	0	0	215,434,424
Consumer staples	55,070,492	0	0	55,070,492
Financials	144,457,382	0	0	144,457,382
Health care	281,435,673	0	0	281,435,673
Industrials	345,532,777	0	0	345,532,777
Information technology	522,225,851	0	0	522,225,851
Materials	52,608,769	0	0	52,608,769
Real estate	136,242,417	0	0	136,242,417
Short-term investments
Investment companies	20,331,913	0	0	20,331,913
Total assets	$1,967,414,189	$0	$0	$1,967,414,189
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.

Wells Fargo Opportunity Fund  |  21

Notes to financial statements (unaudited)
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the six months ended March 31, 2021, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration

22  |  Wells Fargo Opportunity Fund

Notes to financial statements (unaudited)
date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.18%
Class C	1.93
Class R6	0.72
Administrator Class	1.00
Institutional Class	0.75
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2021, Funds Distributor received $3,651 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
Other transactions
On August 14, 2020, Class A and Class C of the Fund was reimbursed by Funds Management in the amount of $5,051 and $29,084, respectively. The reimbursements were made in connection with resolving certain fee reimbursements.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2021 were $284,512,562 and $375,805,281, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2021, the Fund did not have any securities on loan.

Wells Fargo Opportunity Fund  |  23

Notes to financial statements (unaudited)
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended March 31, 2021, there were no borrowings by the Fund under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

24  |  Wells Fargo Opportunity Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Opportunity Fund  |  25

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

26  |  Wells Fargo Opportunity Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Opportunity Fund  |  27

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

28  |  Wells Fargo Opportunity Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00298 05-21
SA232/SAR232 03-21

Semi-Annual Report
March 31, 2021
Wells Fargo
Special Mid Cap Value Fund

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The views expressed and any forward-looking statements are as of March 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Special Mid Cap Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Wells Fargo Special Mid Cap Value Fund for the six-month period that ended March 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks performed extremely well, benefiting from ongoing central bank support and rising optimism over the development and distribution of effective COVID-19 vaccines. Bonds also had positive returns, led by global bonds and high-yield bonds.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 19.07%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 21.10%, while the MSCI EM Index (Net),3 had even stronger performance, with a 22.43% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -2.73%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 returned -0.47%, and the Bloomberg Barclays Municipal Bond Index,6 returned 1.46% while the ICE BofA U.S. High Yield Index,7 gained 7.44%.
Hope drove the stock markets to new highs.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services purchasing managers’ index contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Special Mid Cap Value Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January's expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude-oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they are operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes are up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even within markets where the vaccine has lagged, such as the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Special Mid Cap Value Fund  |  3

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	James M. Tringas, CFA®‡, Bryant VonCronkhite, CFA®‡, CPA, Shane Zweck, CFA®‡

Average annual total returns (%) as of March 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFPAX)	7-31-2007	57.99	10.39	10.72	67.63	11.70	11.38	1.14	1.14
Class C (WFPCX)	7-31-2007	65.41	10.87	10.55	66.41	10.87	10.55	1.89	1.89
Class R (WFHHX)[3]	9-30-2015	–	–	–	67.18	11.42	11.11	1.39	1.39
Class R6 (WFPRX)[4]	6-28-2013	–	–	–	68.32	12.18	11.86	0.71	0.71
Administrator Class (WFMDX)	4-8-2005	–	–	–	67.75	11.79	11.49	1.06	1.06
Institutional Class (WFMIX)	4-8-2005	–	–	–	68.20	12.07	11.79	0.81	0.81
Russell Midcap® Value Index[5]	–	–	–	–	73.76	11.60	11.05	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through January 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.16% for Class A, 1.91% for Class C, 1.41% for Class R, 0.73% for Class R6, 1.08% for Administrator Class and 0.83% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

4  |  Wells Fargo Special Mid Cap Value Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of March 31, 2021[1]
Carlisle Companies Incorporated	2.99
AerCap Holdings NV	2.90
CBRE Group Incorporated Class A	2.87
Arch Capital Group Limited	2.76
Stanley Black & Decker Incorporated	2.75
Amdocs Limited	2.47
Republic Services Incorporated	2.45
Reynolds Consumer Products Incorporated	2.42
Alcon Incorporated	2.28
Euronet Worldwide Incorporated	2.26
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of March 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Special Mid Cap Value Fund  |  5

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2020 to March 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2020	Ending account value 3-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,330.39	$ 6.59	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$ 5.69	1.13%
Class C
Actual	$1,000.00	$1,325.60	$10.96	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.51	$ 9.50	1.89%
Class R
Actual	$1,000.00	$1,328.96	$ 8.07	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$ 6.99	1.39%
Class R6
Actual	$1,000.00	$1,333.54	$ 4.13	0.71%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.39	$ 3.58	0.71%
Administrator Class
Actual	$1,000.00	$1,331.00	$ 6.16	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$ 5.34	1.06%
Institutional Class
Actual	$1,000.00	$1,332.90	$ 4.71	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$ 4.08	0.81%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

6  |  Wells Fargo Special Mid Cap Value Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Common stocks: 98.84%
Consumer discretionary: 12.72%
Auto components: 3.30%
Aptiv plc †	1,256,430	$ 173,261,697
Lear Corporation	1,101,100	199,574,375
		372,836,072
Distributors: 1.83%
LKQ Corporation †	4,883,700	206,727,021
Diversified consumer services: 0.39%
Terminix Global Holdings Incorporated †	931,900	44,423,673
Hotels, restaurants & leisure: 3.45%
Expedia Group Incorporated	1,179,800	203,067,176
Yum China Holdings Incorporated	3,143,600	186,132,556
		389,199,732
Household durables: 2.04%
D.R. Horton Incorporated	2,081,500	185,503,280
Helen of Troy Limited †	214,400	45,165,504
		230,668,784
Specialty retail: 1.71%
Best Buy Company Incorporated	1,675,800	192,398,598
Consumer staples: 7.38%
Beverages: 1.65%
Keurig Dr. Pepper Incorporated	5,438,669	186,927,054
Food & staples retailing: 1.83%
BJ's Wholesale Club Holdings Incorporated †	4,606,100	206,629,646
Food products: 1.48%
Lamb Weston Holdings Incorporated	2,158,100	167,209,588
Household products: 2.42%
Reynolds Consumer Products Incorporated	9,165,500	272,948,590
Energy: 3.68%
Energy equipment & services: 0.99%
Baker Hughes Incorporated	1,271,700	27,481,437
NOV Incorporated	6,097,600	83,659,072
		111,140,509
Oil, gas & consumable fuels: 2.69%
Devon Energy Corporation	3,083,900	67,383,215
EOG Resources Incorporated	1,181,600	85,701,448
Hess Corporation	1,008,500	71,361,460
Valero Energy Corporation	1,111,800	79,604,880
		304,051,003
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  7

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Financials: 18.73%
Banks: 5.21%
Fifth Third Bancorp	5,717,300	$ 214,112,885
PacWest Bancorp	2,400,600	91,582,890
Regions Financial Corporation	9,313,200	192,410,712
Zions Bancorporation	1,649,600	90,662,016
		588,768,503
Capital markets: 3.35%
LPL Financial Holdings Incorporated	1,386,800	197,147,488
Pershing Square Tontine Holdings †«	7,565,100	181,638,051
		378,785,539
Consumer finance: 1.49%
Discover Financial Services	1,766,400	167,790,336
Diversified financial services: 0.59%
Liberty Media Acquisition Corporation †	1,774,923	19,009,425
Thoma Bravo Advantage Class A †«	4,556,100	47,611,245
		66,620,670
Insurance: 8.09%
Arch Capital Group Limited †	8,111,100	311,222,907
Brown & Brown Incorporated	5,589,700	255,505,187
Loews Corporation	3,062,700	157,055,256
The Allstate Corporation	1,652,000	189,814,800
		913,598,150
Health care: 7.39%
Health care equipment & supplies: 4.31%
Alcon Incorporated †	3,670,500	257,595,690
Zimmer Biomet Holdings Incorporated	1,435,100	229,730,808
		487,326,498
Health care providers & services: 3.08%
Humana Incorporated	424,000	177,762,000
Universal Health Services Incorporated Class B	1,271,700	169,632,063
		347,394,063
Industrials: 23.06%
Aerospace & defense: 2.56%
General Dynamics Corporation	800,700	145,375,092
L3Harris Technologies Incorporated	707,400	143,375,832
		288,750,924
Building products: 1.35%
Masco Corporation	2,539,500	152,116,050
Commercial services & supplies: 2.45%
Republic Services Incorporated	2,784,600	276,650,010
Construction & engineering: 1.03%
MasTec Incorporated †	1,248,400	116,975,080
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Special Mid Cap Value Fund

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Industrial conglomerates: 2.99%
Carlisle Companies Incorporated	2,052,300	$ 337,767,534
Machinery: 4.69%
Donaldson Company Incorporated	1,533,700	89,199,992
Gates Industrial Corporation plc †	4,400,200	70,359,198
Pentair plc	951,700	59,309,944
Stanley Black & Decker Incorporated	1,555,200	310,526,783
		529,395,917
Professional services: 2.13%
Jacobs Engineering Group Incorporated	1,865,700	241,179,039
Road & rail: 2.15%
Kansas City Southern	922,000	243,334,240
Trading companies & distributors: 3.71%
AerCap Holdings NV †	5,574,800	327,463,752
United Rentals Incorporated †	277,600	91,416,456
		418,880,208
Information technology: 9.53%
Communications equipment: 0.92%
Juniper Networks Incorporated	4,095,700	103,744,081
Electronic equipment, instruments & components: 0.63%
Keysight Technologies Incorporated †	494,900	70,968,660
IT services: 4.73%
Amdocs Limited	3,983,200	279,421,480
Euronet Worldwide Incorporated †	1,848,300	255,619,890
		535,041,370
Semiconductors & semiconductor equipment: 1.60%
Analog Devices Incorporated	1,163,900	180,497,612
Technology hardware, storage & peripherals: 1.65%
NCR Corporation †	4,903,900	186,103,005
Materials: 4.72%
Chemicals: 2.19%
Celanese Corporation Series A	1,349,200	202,123,652
Diversey Holdings Limited †«	3,092,812	45,495,265
		247,618,917
Containers & packaging: 1.77%
AptarGroup Incorporated	883,089	125,107,219
Packaging Corporation of America	551,200	74,125,376
		199,232,595
Metals & mining: 0.76%
Freeport-McMoRan Incorporated †	2,614,500	86,095,485
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  9

Portfolio of investments—March 31, 2021 (unaudited)

	Shares	Value
Real estate: 6.73%
Equity REITs: 3.86%
American Campus Communities Incorporated	3,300,805	$ 142,495,752
Americold Realty Trust	1,007,111	38,743,560
Equity Lifestyle Properties Incorporated	612,100	38,954,044
Invitation Homes Incorporated	6,726,400	215,177,536
		435,370,892
Real estate management & development: 2.87%
CBRE Group Incorporated Class A †	4,103,000	324,588,330
Utilities: 4.90%
Electric utilities: 2.91%
American Electric Power Company Incorporated	1,947,900	164,987,130
FirstEnergy Corporation	4,734,500	164,239,805
		329,226,935
Water utilities: 1.99%
American Water Works Company Incorporated	1,499,500	224,805,040
Total Common stocks (Cost $8,052,473,312)		11,163,785,953

Exchange-traded funds: 0.69%
SPDR S&P Oil & Gas Exploration & Production ETF «	956,800	77,826,112
Total Exchange-traded funds (Cost $45,668,523)		77,826,112

	Expiration date
Warrants: 0.07%
Financials: 0.07%
Capital markets: 0.07%
Pershing Square Tontine Holdings Limited Class A †	7-24-2025	968,690	7,894,824
Total Warrants (Cost $6,444,761)			7,894,824

		Yield
Short-term investments: 2.14%
Investment companies: 2.14%
Securities Lending Cash Investments LLC ♠∩∞		0.04%	147,797,195	147,797,195
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	94,631,370	94,631,370
Total Short-term investments (Cost $242,428,565)				242,428,565
Total investments in securities (Cost $8,347,015,161)	101.74%			11,491,935,454
Other assets and liabilities, net	(1.74)			(197,087,065)
Total net assets	100.00%			$11,294,848,389

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Special Mid Cap Value Fund

Portfolio of investments—March 31, 2021 (unaudited)
Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$ 500	$332,833,445	$ (185,036,750)	$0	$0	$ 147,797,195		147,797,195	$ 23,762#
Wells Fargo Government Money Market Fund Select Class	239,359,353	968,377,240	(1,113,105,223)	0	0	94,631,370		94,631,370	21,730
				$0	$0	$242,428,565	2.14%		$45,492

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  11

Statement of assets and liabilities—March 31, 2021 (unaudited)

Assets
Investments in unaffiliated securities (including $144,744,408 of securities loaned), at value (cost $8,104,586,596)	$ 11,249,506,889
Investments in affiliated securites, at value (cost $242,428,565)	242,428,565
Cash	3,181,627
Receivable for Fund shares sold	25,897,104
Receivable for dividends	11,070,866
Receivable for investments sold	7,504,755
Receivable for securities lending income, net	23,335
Total assets	11,539,613,141
Liabilities
Payable upon receipt of securities loaned	150,978,822
Payable for Fund shares redeemed	43,464,021
Payable for investments purchased	41,476,348
Management fee payable	6,265,874
Administration fees payable	1,090,450
Distribution fees payable	89,906
Trustees’ fees and expenses payable	2,685
Accrued expenses and other liabilities	1,396,646
Total liabilities	244,764,752
Total net assets	$11,294,848,389
Net assets consist of
Paid-in capital	$ 7,756,959,901
Total distributable earnings	3,537,888,488
Total net assets	$11,294,848,389
Computation of net asset value and offering price per share
Net assets – Class A	$ 1,115,856,940
Shares outstanding – Class A1	23,828,297
Net asset value per share – Class A	$46.83
Maximum offering price per share – Class A2	$49.69
Net assets – Class C	$ 133,671,323
Shares outstanding – Class C1	2,998,695
Net asset value per share – Class C	$44.58
Net assets – Class R	$ 28,345,416
Shares outstanding – Class R1	597,374
Net asset value per share – Class R	$47.45
Net assets – Class R6	$ 2,743,267,777
Shares outstanding – Class R6[1]	56,966,730
Net asset value per share – Class R6	$48.16
Net assets – Administrator Class	$ 378,300,967
Shares outstanding – Administrator Class[1]	7,920,434
Net asset value per share – Administrator Class	$47.76
Net assets – Institutional Class	$ 6,895,405,966
Shares outstanding – Institutional Class[1]	143,367,094
Net asset value per share – Institutional Class	$48.10
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Special Mid Cap Value Fund

Statement of operations—six months ended March 31, 2021 (unaudited)

Investment income
Dividends	$ 78,172,750
Income from affiliated securities	108,995
Total investment income	78,281,745
Expenses
Management fee	33,546,750
Administration fees
Class A	1,064,967
Class C	128,187
Class R	28,335
Class R6	367,123
Administrator Class	245,444
Institutional Class	3,985,267
Shareholder servicing fees
Class A	1,267,818
Class C	152,604
Class R	33,732
Administrator Class	471,760
Distribution fees
Class C	457,812
Class R	33,732
Custody and accounting fees	155,708
Professional fees	22,172
Registration fees	97,447
Shareholder report expenses	369,997
Trustees’ fees and expenses	9,610
Other fees and expenses	79,502
Total expenses	42,517,967
Less: Fee waivers and/or expense reimbursements
Class A	(20,065)
Administrator Class	(95)
Net expenses	42,497,807
Net investment income	35,783,938
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	586,563,425
Written options	7,554,540
Net realized gains on investments	594,117,965
Net change in unrealized gains (losses) on
Unaffiliated securities	2,225,516,721
Written options	(1,597,817)
Net change in unrealized gains (losses) on investments	2,223,918,904
Net realized and unrealized gains (losses) on investments	2,818,036,869
Net increase in net assets resulting from operations	$2,853,820,807
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  13

Statement of changes in net assets

	Six months ended March 31, 2021 (unaudited)		Year ended September 30, 2020
Operations
Net investment income		$ 35,783,938		$ 78,026,108
Net realized gains (losses) on investments		594,117,965		(179,710,870)
Net change in unrealized gains (losses) on investments		2,223,918,904		(519,469,127)
Net increase (decrease) in net assets resulting from operations		2,853,820,807		(621,153,889)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(3,690,728)		(42,557,946)
Class C		0		(5,334,641)
Class R		(26,900)		(1,279,526)
Class R6		(18,362,088)		(100,004,255)
Administrator Class		(1,423,815)		(24,372,266)
Institutional Class		(40,723,017)		(243,751,453)
Total distributions to shareholders		(64,226,548)		(417,300,087)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,648,234	112,657,273	9,854,743	348,696,853
Class C	180,916	7,373,173	407,609	14,546,860
Class R	53,091	2,245,258	219,967	7,988,211
Class R6	9,397,987	399,172,162	25,955,043	962,352,547
Administrator Class	2,656,824	100,705,100	2,021,462	74,053,375
Institutional Class	20,205,502	872,653,806	73,446,153	2,568,631,752
		1,494,806,772		3,976,269,598
Reinvestment of distributions
Class A	81,671	3,375,452	982,408	39,537,339
Class C	0	0	131,467	5,025,996
Class R	641	26,865	31,409	1,278,194
Class R6	396,774	16,843,042	2,282,372	94,677,008
Administrator Class	33,647	1,418,220	592,191	24,283,965
Institutional Class	914,588	38,787,662	5,501,267	227,806,608
		60,451,241		392,609,110
Payment for shares redeemed
Class A	(6,345,490)	(251,550,935)	(8,719,115)	(308,529,296)
Class C	(462,529)	(17,934,983)	(1,144,867)	(38,288,578)
Class R	(147,508)	(6,202,258)	(357,364)	(13,041,741)
Class R6	(10,638,236)	(449,982,043)	(21,827,939)	(779,801,393)
Administrator Class	(3,784,484)	(155,682,557)	(8,570,743)	(280,525,180)
Institutional Class	(20,795,093)	(899,167,309)	(67,358,421)	(2,411,269,322)
		(1,780,520,085)		(3,831,455,510)
Net increase (decrease) in net assets resulting from capital share transactions		(225,262,072)		537,423,198
Total increase (decrease) in net assets		2,564,332,187		(501,030,778)
Net assets
Beginning of period		8,730,516,202		9,231,546,980
End of period		$11,294,848,389		$ 8,730,516,202
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Special Mid Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class A	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$35.33	$39.63	$37.59	$37.49	$33.12	$29.91
Net investment income	0.09 [1]	0.18	0.26	0.15	0.33	0.19
Net realized and unrealized gains (losses) on investments	11.56	(2.85)	2.54	1.50	4.42	4.23
Total from investment operations	11.65	(2.67)	2.80	1.65	4.75	4.42
Distributions to shareholders from
Net investment income	(0.15)	(0.23)	(0.17)	(0.23)	(0.19)	(0.08)
Net realized gains	0.00	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)
Total distributions to shareholders	(0.15)	(1.63)	(0.76)	(1.55)	(0.38)	(1.21)
Net asset value, end of period	$46.83	$35.33	$39.63	$37.59	$37.49	$33.12
Total return[2]	33.04%	(7.22)%	7.81%	4.50%	14.41%	15.34%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.14%	1.15%	1.15%	1.18%	1.19%
Net expenses	1.13%	1.14%	1.15%	1.15%	1.18%	1.19%
Net investment income	0.41%	0.56%	0.67%	0.40%	0.78%	0.82%
Supplemental data
Portfolio turnover rate	26%	51%	37%	37%	46%	30%
Net assets, end of period (000s omitted)	$1,115,857	$969,508	$1,003,560	$1,038,883	$1,070,690	$1,363,213

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class C	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$33.63	$37.85	$36.02	$36.03	$31.91	$29.00
Net investment income (loss)	(0.10)	(0.11)	(0.07)	(0.14)	0.06	0.03
Net realized and unrealized gains (losses) on investments	11.05	(2.71)	2.49	1.46	4.26	4.02
Total from investment operations	10.95	(2.82)	2.42	1.32	4.32	4.05
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.01)	(0.01)	(0.01)
Net realized gains	0.00	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)
Total distributions to shareholders	0.00	(1.40)	(0.59)	(1.33)	(0.20)	(1.14)
Net asset value, end of period	$44.58	$33.63	$37.85	$36.02	$36.03	$31.91
Total return[1]	32.56%	(7.89)%	7.00%	3.72%	13.56%	14.47%
Ratios to average net assets (annualized)
Gross expenses	1.89%	1.89%	1.90%	1.90%	1.92%	1.94%
Net expenses	1.89%	1.89%	1.90%	1.90%	1.92%	1.94%
Net investment income (loss)	(0.35)%	(0.19)%	(0.09)%	(0.35)%	0.14%	0.03%
Supplemental data
Portfolio turnover rate	26%	51%	37%	37%	46%	30%
Net assets, end of period (000s omitted)	$133,671	$110,318	$147,086	$174,839	$191,954	$116,022

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Special Mid Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class R	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$35.74	$40.10	$38.09	$38.08	$33.78	$30.70
Net investment income	0.03 [1]	0.09	0.17	0.09	0.32	0.12 [1]
Net realized and unrealized gains (losses) on investments	11.72	(2.90)	2.57	1.49	4.43	4.32
Total from investment operations	11.75	(2.81)	2.74	1.58	4.75	4.44
Distributions to shareholders from
Net investment income	(0.04)	(0.15)	(0.14)	(0.25)	(0.26)	(0.23)
Net realized gains	0.00	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)
Total distributions to shareholders	(0.04)	(1.55)	(0.73)	(1.57)	(0.45)	(1.36)
Net asset value, end of period	$47.45	$35.74	$40.10	$38.09	$38.08	$33.78
Total return[2]	32.90%	(7.45)%	7.52%	4.23%	14.13%	15.05%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.39%	1.40%	1.40%	1.42%	1.44%
Net expenses	1.39%	1.39%	1.40%	1.40%	1.42%	1.44%
Net investment income	0.15%	0.31%	0.43%	0.18%	0.77%	0.37%
Supplemental data
Portfolio turnover rate	26%	51%	37%	37%	46%	30%
Net assets, end of period (000s omitted)	$28,345	$24,705	$31,961	$24,575	$14,505	$1,778

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Class R6	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$36.39	$40.76	$38.67	$38.52	$34.03	$30.71
Net investment income	0.18	0.36	0.40	0.32 [1]	0.50 [1]	0.38 [1]
Net realized and unrealized gains (losses) on investments	11.91	(2.94)	2.62	1.55	4.53	4.30
Total from investment operations	12.09	(2.58)	3.02	1.87	5.03	4.68
Distributions to shareholders from
Net investment income	(0.32)	(0.39)	(0.34)	(0.40)	(0.35)	(0.23)
Net realized gains	0.00	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)
Total distributions to shareholders	(0.32)	(1.79)	(0.93)	(1.72)	(0.54)	(1.36)
Net asset value, end of period	$48.16	$36.39	$40.76	$38.67	$38.52	$34.03
Total return[2]	33.35%	(6.84)%	8.28%	4.95%	14.88%	15.84%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.71%	0.72%	0.72%	0.74%	0.76%
Net expenses	0.71%	0.71%	0.72%	0.72%	0.74%	0.76%
Net investment income	0.84%	0.99%	1.12%	0.85%	1.37%	1.21%
Supplemental data
Portfolio turnover rate	26%	51%	37%	37%	46%	30%
Net assets, end of period (000s omitted)	$2,743,268	$2,103,895	$2,094,860	$1,493,787	$906,784	$374,557

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Special Mid Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Administrator Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$36.02	$40.35	$38.23	$38.12	$33.67	$30.45
Net investment income	0.10 [1]	0.24 [1]	0.27 [1]	0.18 [1]	0.34 [1]	0.26
Net realized and unrealized gains (losses) on investments	11.80	(2.93)	2.61	1.52	4.52	4.26
Total from investment operations	11.90	(2.69)	2.88	1.70	4.86	4.52
Distributions to shareholders from
Net investment income	(0.16)	(0.24)	(0.17)	(0.27)	(0.22)	(0.17)
Net realized gains	0.00	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)
Total distributions to shareholders	(0.16)	(1.64)	(0.76)	(1.59)	(0.41)	(1.30)
Net asset value, end of period	$47.76	$36.02	$40.35	$38.23	$38.12	$33.67
Total return[2]	33.10%	(7.15)%	7.88%	4.58%	14.50%	15.42%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.06%	1.07%	1.07%	1.09%	1.10%
Net expenses	1.06%	1.06%	1.07%	1.07%	1.09%	1.10%
Net investment income	0.47%	0.65%	0.72%	0.47%	0.95%	0.88%
Supplemental data
Portfolio turnover rate	26%	51%	37%	37%	46%	30%
Net assets, end of period (000s omitted)	$378,301	$324,727	$604,126	$978,368	$1,156,796	$834,134

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended September 30
Institutional Class	Six months ended March 31, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$36.33	$40.70	$38.61	$38.47	$34.00	$30.70
Net investment income	0.16	0.32	0.38 [1]	0.26	0.41	0.35 [1]
Net realized and unrealized gains (losses) on investments	11.90	(2.94)	2.60	1.56	4.58	4.29
Total from investment operations	12.06	(2.62)	2.98	1.82	4.99	4.64
Distributions to shareholders from
Net investment income	(0.29)	(0.35)	(0.30)	(0.36)	(0.33)	(0.21)
Net realized gains	0.00	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)
Total distributions to shareholders	(0.29)	(1.75)	(0.89)	(1.68)	(0.52)	(1.34)
Net asset value, end of period	$48.10	$36.33	$40.70	$38.61	$38.47	$34.00
Total return[2]	33.29%	(6.93)%	8.17%	4.84%	14.76%	15.73%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.81%	0.82%	0.82%	0.84%	0.86%
Net expenses	0.81%	0.81%	0.82%	0.82%	0.84%	0.86%
Net investment income	0.74%	0.89%	1.00%	0.73%	1.24%	1.07%
Supplemental data
Portfolio turnover rate	26%	51%	37%	37%	46%	30%
Net assets, end of period (000s omitted)	$6,895,406	$5,197,362	$5,349,953	$4,937,901	$4,595,274	$2,325,777

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Special Mid Cap Value Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Special Mid Cap Value Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions

Wells Fargo Special Mid Cap Value Fund  |  21

Notes to financial statements (unaudited)
is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to . Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

22  |  Wells Fargo Special Mid Cap Value Fund

Notes to financial statements (unaudited)
As of March 31, 2021, the aggregate cost of all investments for federal income tax purposes was $8,377,382,431 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$3,239,305,769
Gross unrealized losses	(124,752,746)
Net unrealized gains	$3,114,553,023
As of September 30, 2020, the Fund had current year deferred post-October capital losses consisting of $205,403,024 in short-term losses and $3,124,039 in long-term capital lossses
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Special Mid Cap Value Fund  |  23

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Consumer discretionary	$ 1,436,253,880	$ 0	$0	$ 1,436,253,880
Consumer staples	833,714,878	0	0	833,714,878
Energy	415,191,512	0	0	415,191,512
Financials	2,115,563,198	0	0	2,115,563,198
Health care	834,720,561	0	0	834,720,561
Industrials	2,605,049,002	0	0	2,605,049,002
Information technology	1,076,354,728	0	0	1,076,354,728
Materials	532,946,997	0	0	532,946,997
Real estate	759,959,222	0	0	759,959,222
Utilities	554,031,975	0	0	554,031,975
Exchange-traded funds	77,826,112	0	0	77,826,112
Warrants
Financials	0	7,894,824	0	7,894,824
Short-term investments
Investment companies	242,428,565	0	0	242,428,565
Total assets	$11,484,040,630	$7,894,824	$0	$11,491,935,454
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended March 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the six months ended March 31, 2021, the management fee was equivalent to an annual rate of 0.66% of the Fund’s average daily net assets.

24  |  Wells Fargo Special Mid Cap Value Fund

Notes to financial statements (unaudited)
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.16%
Class C	1.91
Class R	1.41
Class R6	0.73
Administrator Class	1.08
Institutional Class	0.83
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended March 31, 2021, Funds Distributor received $17,154 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended March 31, 2021.

Wells Fargo Special Mid Cap Value Fund  |  25

Notes to financial statements (unaudited)
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended March 31, 2021 were $2,544,821,480 and $2,566,014,596, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Citigroup Global Markets Inc.	$119,037,724	$(119,037,724)	$0
Morgan Stanley & Co. LLC	22,119,872	(22,119,872)	0
UBS Securities LLC	3,586,812	(3,586,812)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the six months ended March 31, 2021, the Fund entered into written options for hedging purposes and had an average of 3,446 written option contracts.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended March 31, 2021, there were no borrowings by the Fund under the agreement.

26  |  Wells Fargo Special Mid Cap Value Fund

Notes to financial statements (unaudited)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Special Mid Cap Value Fund  |  27

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Wells Fargo Special Mid Cap Value Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Special Mid Cap Value Fund  |  29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Wells Fargo Special Mid Cap Value Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Special Mid Cap Value Fund  |  31

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0421-00300 05-21
SA234/SAR234 03-21

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: May 26, 2021

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: May 26, 2021